33-14905

   Filed with the Securities and Exchange Commission
                   September 3, 1998

          SECURITIES AND EXCHANGE COMMISSION
                Washington, D.C.  20549

                       FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [ ]
    Pre-Effective Amendment No.       [ ]
    Post-Effective Amendment No. 34   [x]

                          and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ ]
    Amendment No. 37                  [x]

THORNBURG INVESTMENT TRUST (formerly "Thornburg Income Trust"
(Exact Name of Registrant as Specified in Charter)

119 East Marcy Street, Suite 202, Santa Fe, NM  87501
(Address of Principal Executive Office)      (Zip Code)

Registrant's Telephone Number, including Area Code
(505) 984-0200

H. Garrett Thornburg, Jr.
119 East Marcy Street, Suite 202
Santa Fe, New Mexico  87501
(Name and Address of Agent for Service

It is proposed that this filing will become effective (check appropriate box):

    [ ]  Immediately upon filing pursuant to paragraph (b) of Rule 485
    [ ]  On (date) pursuant to paragraph (b)
    [x]  60 days after filing pursuant to paragraph (a)
    [ ]  On [date] pursuant to paragraph (a)(1)
    [ ]  75 days after filing pursuant to paragraph (a)(2)
    [ ]  On    [date]    pursuant to paragraph (a)(2)


    The Registrant has registered an indefinite number or amount of securities in accordance with Rule 24 under the Securities Act of 1933, and filed a Rule 24f-2 Notice for the fiscal year ended
September 30, 1997 on December 19, 1997, and filed a Rule 24-f-2 Notice for the fiscal year ended June 30, 1998 on August 22, 1998.

              THORNBURG INVESTMENT TRUST

    (i)    Thornburg Limited Term U.S. Government Fund
    (ii)   Thornburg Intermediate Municipal Fund
    (iii)  Thornburg New Mexico Intermediate Municipal Fund
    (iv)   Thornburg Texas Intermediate Municipal Fund
    (v)    Thornburg Limited Term Income Fund
    (vi)   Thornburg Alabama Intermediate Municipal Fund
    (vii)  Thornburg Arizona Intermediate Municipal Fund
    (viii) Thornburg Pennsylvania Intermediate Municipal Fund
    (ix)   Thornburg Florida Intermediate Municipal Fund
    (x)    Thornburg Tennessee Intermediate Municipal Fund
    (xi)   Thornburg Utah Intermediate Municipal Fund
    (xii)  Thornburg Value Fund
    (xiii) Thornburg New York Intermediate Municipal Fund

                            CONTENTS

Facing Sheet

Contents

Cross Reference Sheets   (Thornburg Limited Term U.S. Government
                          Fund [Class A shares and Class C shares];
                          Thornburg Limited Term Income Fund
                          [Class A shares and Class C shares])

Cross Reference Sheets   (Thornburg Intermediate Municipal Fund;
                          [Class A and Class C shares]
                          Thornburg New Mexico Intermediate Municipal Fund [Class A shares];
                          Thornburg Florida Intermediate Municipal Fund [Class A shares];
                          Thornburg New York Intermediate Municipal Fund [Class A shares];
                          Thornburg Alabama Intermediate Municipal Fund [Class A shares and Class C shares];
                          Thornburg Arizona Intermediate Municipal Fund [Class A shares and Class C shares];
                          Thornburg Pennsylvania Intermediate Municipal Fund [Class A shares and Class C shares];
                          Thornburg Tennessee Intermediate Municipal Fund [Class A shares and Class C shares];
                          Thornburg Texas Intermediate Municipal Fund
                          [Class A shares and Class C shares];
                          Thornburg Utah Intermediate Municipal Fund
                          [Class A shares and Class C shares])

Cross Reference Sheets    (Thornburg Value Fund [Class A shares and
                          Class C shares]; Thornburg Global Value Fund
                          [Class A shares and Class C shares])

Cross Reference Sheets   (Thornburg Intermediate Municipal Fund
                         [Institutional Class]; Thornburg Limited Term U.S.
                         Government Fund [Institutional Class]; Thornburg
                         Limited Term Income Fund [Institutional Class];
                         Thornburg Value Fund [Institutional Class])

Prospectus               (Thornburg Limited Term U.S. Government Fund
                          [Class A shares and Class C shares];
                          Thornburg Limited Term Income Fund
                          [Class A shares and Class C shares])

Prospectus               (Thornburg Intermediate Municipal Fund;
                          [Class A and Class C shares]
                          Thornburg New Mexico Intermediate Municipal Fund [Class A shares];
                          Thornburg Florida Intermediate Municipal Fund [Class A shares];
                          Thornburg New York Intermediate Municipal Fund [Class A shares];
                          Thornburg Alabama Intermediate Municipal Fund [Class A shares and Class C shares];
                          Thornburg Arizona Intermediate Municipal Fund [Class A shares and Class C shares];
                          Thornburg Pennsylvania Intermediate Municipal Fund [Class A shares and Class C shares];
                          Thornburg Tennessee Intermediate Municipal Fund [Class A shares and Class C shares];
                          Thornburg Texas Intermediate Municipal Fund
                          [Class A shares and Class C shares];
                          Thornburg Utah Intermediate Municipal Fund
                          [Class A shares and Class C shares])

Prospectus               (Thornburg Value Fund [Class A shares and
                          Class C shares]; Thornburg Global Value Fund
                          [Class A shares and Class C shares])

Prospectus               (Thornburg Intermediate Municipal Fund
                          [Institutional Class shares];
                          Thornburg Limited Term U.S. Government Fund
                          [Institutional Class Shares];
                          Thornburg Limited Term Income Fund
                          [Institutional Class shares];
                          Thornburg Value Fund [Class A and
                          Class C shares])

Statement of Additional  (Thornburg Limited Term U.S. Government Fund
Information               [Class A shares and Class C shares];
                          Thornburg Limited Term Income Fund
                          [Class A shares and Class C shares])

Statement of Additional  (Thornburg Intermediate Municipal Fund
Information               [Class A shares and Class C shares];
                          Thornburg New Mexico Intermediate Municipal Fund
                          [Class A shares];
                          Thornburg Florida Intermediate Municipal Fund
                          [Class A shares];
                          Thornburg New York Intermediate Municipal Fund
                          [Class A shares];
                          Thornburg Alabama Intermediate Municipal Fund
                          [Class A shares and Class C shares];
                          Thornburg Arizona Intermediate Municipal Fund
                          [Class A shares and Class C shares];
                          Thornburg Pennsylvania Intermediate Municipal Fund
                          [Class A shares and Class C shares];
                          Thornburg Tennessee Intermediate Municipal Fund
                          [Class A shares and Class C shares];
                          Thornburg Texas Intermediate Municipal Fund
                          [Class A shares and Class C shares];
                          Thornburg Utah Intermediate Municipal Fund
                          [Class A shares and Class C shares])


Statement of Additional  (Thornburg Value Fund [Class A shares and
Information               Class C shares]; Thornburg Global Value Fund
                          [Class A shares and Class C shares])

Statement of Additional  (Thornburg Intermediate Municipal Fund
Information               [Institutional Class shares];
                          Thornburg Limited Term U.S. Government Fund
                          [Institutional Class shares];
                          Thornburg Limited Term Income Fund
                          [Institutional Class shares]; and
                          Thornburg Value Fund
                          [Institutional Class shares])


Part C

Signature Page

Exhibits

              THORNBURG INVESTMENT TRUST
                 CROSS REFERENCE SHEETS
         ("Thornburg Limited Term Income Funds"
             [Class A and Class C shares])
       Thornburg Limited Term U.S. Government Fund
           Thornburg Limited Term Income Fund

Form N-1A Item Number
Part A                               Prospectus Caption

1 . . . . . . . . . . . . . . . . . . . . . .Cover Page
2 (a) . . . . . . . . . . . . . . . EXPENSE INFORMATION
2 (b) . . . . . . . . . . . . . . . . . . . . THE FUNDS
3 . . . . . . . . . . . . . . . . .FINANCIAL HIGHLIGHTS
4 (a)(i)  . . . . . . . . . . ORGANIZATION OF THE FUNDS
  (a)(ii), (b) & (c).INVESTMENT OBJECTIVES AND POLICIES
       5  . . . . . . . . . INFORMATION ABOUT THE FUNDS
  (a) . . . . . .Organization of the Funds; TMC and TSC
  (b) . . . . . . . . . . . . . . . . . . . TMC and TSC
  (c) . . . . . . . . . . . . . . . . . . . TMC and TSC
  (d) . . . . . . . . . . . . . . . . . . . TMC and TSC
                                          Outside Cover
  (e) . . . . . . . . . . . . . . . . . . Outside Cover
  (f) . . . . . . . . . . . . . . . . . . . TMC and TSC
  (g) . . . . . . . . . . . . . . . . .  Not Applicable
5 A . . . . . MANAGEMENT DISCUSSION OF FUND PERFORMANCE
6 (a) . . . . . . . . . . . . Organization of the Funds
                              Organization of the Funds
  (b) . . . . . . . . . . . . . . . . .  Not Applicable
  (c) . . . . . . . . . . . . . . . . .  Not Applicable
  (d) . . . . . . . . . . . . . . . . .  Not Applicable
  (e) . . . . . . . . . . Cover Page; INVESTOR SERVICES
  (f) . . . . . . . .  SHAREHOLDER AND ACCOUNT POLICIES
  (g) . . . . . . . . . . . . . . . . . . . . . . TAXES
  (h) . . . . . . . .  YOUR ACCOUNT; Buying Fund Shares
7 (a) . . . . . . . . . . . . . . . . . . Outside Cover
  (b), (c), (d) . . . YOUR ACCOUNT / Buying Fund Shares
  (e) . .  SERVICE AND DISTRIBUTION PLANS; Service Plan
  (f) . . . . . . . . .  SERVICE AND DISTRIBUTION PLANS
8 . . . . . . . . . . . . . . . . . SELLING FUND SHARES
  (a), (b)  . . . . . . . . . . . . SELLING FUND SHARES
  (c) . . . . . . . . . . . . . . . SELLING FUND SHARES
  (d) . . . . . . . . . . . . . . . Transaction Details
9 . . . . . . . . . . . . . . . . . . .  Not Applicable

Part B              Statement of Additional Information

10  . . . . . . . . . . . . . . . . . . . . .Cover Page
11  . . . . . . . . . . . . . . . . . TABLE OF CONTENTS
12  . . . . . . . . . . . . . . . . . .  Not Applicable
13
  (a) . . . . . . .  INVESTMENT OBJECTIVES AND POLICIES
  (b) . . . . . . . . . . . . . .INVESTMENT LIMITATIONS
  (c) . . . . . . . .INVESTMENT OBJECTIVES AND POLICIES
  (d) . . . . . . . .INVESTMENT OBJECTIVES AND POLICIES
14 (a), (b) . . . . . . . . . . . . . . . . .MANAGEMENT
   (c)  . . . . . . . . . . . . . . . .  Not Applicable
15  . . . . . . . . . . . . . . . . . .  Not Applicable
16 (a), (b), (c). . . . . . . . .INVESTMENT ADVISER AND
                         INVESTMENT ADVISORY AGREEMENT;
                                             MANAGEMENT
  (d) . . . . . . . . . . . . . . . . .  Not Applicable
  (e) . . . . . . . . . . . . . . . . .  Not Applicable
  (f) . . . . . . . . . . . . .  INVESTMENT ADVISER AND
                         INVESTMENT ADVISORY AGREEMENT;
                         SERVICE AND DISTRIBUTION PLANS
  (g) . . . . . . . . . . . . . . . . .  Not Applicable
  (h) . . . . . . . . .Prospectus; INDEPENDENT AUDITORS
  (i) . . . . . . . . . . . . . . . . .  Not Applicable
17  . . . . . . . . . . . . . .  PORTFOLIO TRANSACTIONS
18  . . . . . . . . . . . . . . . . . . . .  Prospectus
19  . . . . . . . . Prospectus; PURCHASE OF FUND SHARES
20  . . . DISTRIBUTIONS, TAXES AND SHAREHOLDER ACCOUNTS
21  . . . . . . . . . . . . . . . . . . . . DISTRIBUTOR
22  . . . . . . . . . DETERMINATION OF NET ASSET VALUE;
                                      YIELD COMPUTATION
23  . . . . . . . . . . . . . . .  FINANCIAL STATEMENTS


              THORNBURG INVESTMENT TRUST
                CROSS REFERENCE SHEETS
       ("Thornburg Intermediate Municipal Funds"
         [Class A shares and Class C shares])
         Thornburg Intermediate Municipal Fund
   Thornburg New Mexico Intermediate Municipal Fund
     Thornburg Florida Intermediate Municipal Fund
    Thornburg New York Intermediate Municipal Fund
     Thornburg Alabama Intermediate Municipal Fund
     Thornburg Arizona Intermediate Municipal Fund
  Thornburg Pennsylvania Intermediate Municipal Fund
    Thornburg Tennessee Intermediate Municipal Fund
      Thornburg Texas Intermediate Municipal Fund
      Thornburg Utah Intermediate Municipal Fund

Form N-1A Item Number
Part A                               Prospectus Caption

1 . . . . . . . . . . . . . . . . . . . . . .Cover Page
2 (a) . . . . . . . . . . . . . . . EXPENSE INFORMATION
  (b) . . . . . . . . . . . . . . . . .  Not Applicable
3 . . . . . . . . . . . . . . . .  FINANCIAL HIGHLIGHTS
4 (a)(i). . . . . . . .Special Considerations Affecting
                                    Single-State Funds;
                              Organization of the Funds
                              Organization of the Funds
  (a)(ii), (b) & (c).INVESTMENT OBJECTIVES AND POLICIES
5 . . . . . . . . . . . . . INFORMATION ABOUT THE FUNDS
  (a) . . . . . .Organization of the Funds; TMC and TSC
  (b) . . . . . . . . . . . . . . . . . . . TMC and TSC
  (c) . . . . . . . . . . . . . . . . . . . TMC and TSC
  (d) . . . . . . . . . . . . . . . . . . . TMC and TSC
                                          Outside Cover
  (e) . . . . . . . . . . . . . . . . . . Outside Cover
  (f) . . . . . . . . . . . . . . . . . . . TMC and TSC
  (g) . . . . . . . . . . . . . . . . .  Not Applicable
5 A . . . . . MANAGEMENT DISCUSSION OF FUND PERFORMANCE
6 (a) . . . . . . . . . . . . Organization of the Funds
                              Organization of the Funds
  (b) . . . . . . . . . . . . . . . . .  Not Applicable
  (c) . . . . . . . . . . . . . . . . .  Not Applicable
  (d) . . . . . . . . . . . . . . . . .  Not Applicable
  (e) . . . . . . . . . . Cover Page; INVESTOR SERVICES
  (f) . . . . . . . .  SHAREHOLDER AND ACCOUNT POLICIES
  (g) . . . . . . . . . . . . . . . . . . . . . . TAXES
  (h) . . . . . . . .  YOUR ACCOUNT; Buying Fund Shares
7 (a) . . . . . . . . . . . . . . . . . . Outside Cover
  (b), (c), (d) . . . YOUR ACCOUNT / Buying Fund Shares
  (e) . .  SERVICE AND DISTRIBUTION PLANS; Service Plan
  (f) . . . . . . . . .  SERVICE AND DISTRIBUTION PLANS
8 . . . . . . . . . . . . . . . . . SELLING FUND SHARES
  (a), (b)  . . . . . . . . . . . . SELLING FUND SHARES
  (c) . . . . . . . . . . . . . . . SELLING FUND SHARES
  (d) . . . . . . . . . . . . . . . Transaction Details
9 . . . . . . . . . . . . . . . . . . .  Not Applicable

Part B              Statement of Additional Information

10  . . . . . . . . . . . . . . . . . . . .  Cover Page
11  . . . . . . . . . . . . . . . . . TABLE OF CONTENTS
12  . . . . . . . . . . . . . . . . . .  Not Applicable
13
  (a) . . . . . . .  INVESTMENT OBJECTIVES AND POLICIES
  (b) . . . . . . . . . . . . .  INVESTMENT LIMITATIONS
  (c) . . . . . . .  INVESTMENT OBJECTIVES AND POLICIES
  (d) . . . . . . .  INVESTMENT OBJECTIVES AND POLICIES
                     Investment Policies and Techniques
14 (a), (b) . . . . . . . . . . . . . . . .  MANAGEMENT
   (c). . . . . . . . . . . . . . . . .  Not Applicable
15  . . . . . . . . . . . . . . . . . .  Not Applicable
16 (a), (b), (c)                 INVESTMENT ADVISER AND
                         INVESTMENT ADVISORY AGREEMENT;
                                             MANAGEMENT
  (d) . . . . . . . . . . . . . . . . .  Not Applicable
  (e) . . . . . . . . . . . . . . . . .  Not Applicable
  (f) . . . . . . . . . . . . . .INVESTMENT ADVISER AND
                          INVESTMENT ADVISORY AGREEMENT
 . . . . . . . . . . . . .SERVICE AND DISTRIBUTION PLANS
  (g) . . . . . . . . . . . . . . . . .  Not Applicable
  (h) . . . . . . . .  Prospectus; INDEPENDENT AUDITORS
  (i) . . . . . . . . . . . . . . . . .  Not Applicable
17. . . . . . . . . . . . . . .  PORTFOLIO TRANSACTIONS
18  . . . . . . . . . . . . . . . . . . . .  Prospectus
19  . . . . . . . . Prospectus; PURCHASE OF FUND SHARES
20  . . . DISTRIBUTIONS, TAXES AND SHAREHOLDER ACCOUNTS
21  . . . . . . . . . . . . . . . . . . . . DISTRIBUTOR
22  . . . . . . . . . DETERMINATION OF NET ASSET VALUE;
                                      YIELD COMPUTATION
23  . . . . . . . . . . . . . Incorporated by reference

              THORNBURG INVESTMENT TRUST
                CROSS REFERENCE SHEETS
    Thornburg Value Fund and Thornburg Global Value Fund
          [Class A shares and Class C Shares]

Form N-1A Item Number
Part A                               Prospectus Caption
1 . . . . . . . . . . . . . . . . . . . . .  Cover Page
2 (a) . . . . . . . . . . . . . . . . . . . . KEY FACTS
  (b) . . . . . . . . . . . . . . . . . . . . KEY FACTS
3 . . . . . . . . . . . . . . . . . . .  Not Applicable
4 (a)(i). . . . . . . . . . . . . .  THE FUND IN DETAIL
                              ORGANIZATION OF THE FUNDS
      (ii)  . . . . . . . . . . . . . . . . . KEY FACTS
                                   The Fund at a Glance
                       INVESTMENT PRINCIPLES AND RISKS;
                   SECURITIES AND INVESTMENT PRACTICES;
       FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
   (b). . . . . . . . .INVESTMENT PRINCIPLES AND RISKS;
                    SECURITIES AND INVESTMENT PRACTICES
5 (a) . . . . . . . . . . . . . . .  THE FUND IN DETAIL
                              ORGANIZATION OF THE FUNDS
  (b), (c). . . . . . . . . . . . . .THE FUND IN DETAIL
                              ORGANIZATION OF THE FUNDS
5 A . . . . . . . . . . . . . . . . . .  Not Applicable
6 (a) . . . . . . . . . . . . . . .  THE FUND IN DETAIL
                              ORGANIZATION OF THE FUNDS
  (b) . . . . . . . . . . . . . . . . .  Not Applicable
  (c) . . . . . . . . . . . . . . . . .  Not Applicable
  (d) . . . . . . . . . . . . . . . . .  Not Applicable
  (e) . . . . . . . . . . . . . . . .THE FUND IN DETAIL
                              ORGANIZATION OF THE FUNDS
  (f), (g). . . . . .  SHAREHOLDER AND ACCOUNT POLICIES
  (h) . . . . . . . . . . . . . . .  BUYING FUND SHARES
7 (a) . . . . . . . . . . . . . . . .THE FUND IN DETAIL
                              ORGANIZATION OF THE FUNDS
  (b), (c), (d) . . . . . . . . . .  BUYING FUND SHARES
  (e), (f). . . . . . . . . . ORGANIZATION OF THE FUNDS
  (g) . . . . . . . . . . . . . . . .BUYING FUND SHARES
                                        Class B Shares;
                                    SELLING FUND SHARES
8 (a), (b), (c) . . . . . . . . . . SELLING FUND SHARES
  (d) . . . . . . . . . . . . . . . TRANSACTION DETAILS
9 . . . . . . . . . . . . . . . . . . .  Not Applicable

Part B              Statement of Additional Information

10. . . . . . . . . . . . . . . . . . . . .  Cover Page
11  . . . . . . . . . . . . . . . . . TABLE OF CONTENTS
12  . . . . . . . . . . . . . . . . . . . .  Cover Page
13
  (a) . . . . . . . INVESTMENT POLICIES AND LIMITATIONS
  (b) . . . . . . . INVESTMENT POLICIES AND LIMITATIONS
  (c) . . . . . . . INVESTMENT POLICIES AND LIMITATIONS
  (d) . . . . . . . . . . . . . . . . . . .  Prospectus
14 (a), (b) . . . . . . . . . . . TRUSTEES AND OFFICERS
   (c). . . . . . . . . . . . . . . . .  Not Applicable
15  . . . . . . . . . . . . . . . . . .  Not Applicable
16 (a), (b), (c). . . . . . . .  INVESTMENT ADVISER AND
                          INVESTMENT ADVISORY AGREEMENT
  (d)                            INVESTMENT ADVISER AND
                          INVESTMENT ADVISORY AGREEMENT
  (e) . . . . . . . . . . . . . . . . .  Not Applicable
  (f) . . . . . . . . . . . . . INVESTMENT ADVISORY AND
                     ADMINISTRATIVE SERVICES AGREEMENTS
                         SERVICE AND DISTRIBUTION PLANS
  (g) . . . . . . . . . . . . . . . . .  Not Applicable
  (h) . . . . . . . .  Prospectus; INDEPENDENT AUDITORS
  (i) . . . . . . . . . . . . . . . . .  Not Applicable
17. . . . . . . . . . . . . . .  PORTFOLIO TRANSACTIONS
18  . . . . .  Prospectus; CONVERSION OF CLASS B SHARES
19  . . . . . . . . . . . . . . . . . . . . Prospectus;
         ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
20  . . . . . . . . . . . . . . DISTRIBUTIONS AND TAXES
21  . . . . . . . . . . . . . . . . . . . . DISTRIBUTOR
22  . . . . . . . . . . . . . . . . . . . . PERFORMANCE
23  . . . . . . . . . . . . . . .  FINANCIAL STATEMENTS

              THORNBURG INVESTMENT TRUST
                CROSS REFERENCE SHEETS
        Thornburg Intermediate Municipal Fund
                 [Institutional Class]
      Thornburg Limited Term U.S. Government Fund
                 [Institutional Class]
          Thornburg Limited Term Income Fund
                 [Institutional Class]
                 Thornburg Value Fund
                 [Institutional Class]

Form N-1A Item Number
Part A                               Prospectus Caption

1 . . . . . . . . . . . . . . . . . . . . . .Cover Page
2 (a) . . . . . . . . . . . . . . . EXPENSE INFORMATION
  (b) . . . . . . . . . . . . . . . . .  Not Applicable
3 . . . . . . . . . . . . . . . . . . .  Not Applicable
4 (a)(i). . . . . . . . . . . ORGANIZATION OF THE FUNDS
  (a)(ii), (b) & (c).INVESTMENT OBJECTIVES AND POLICIES
5 . . . . . . . . . . . . .  ORGANIZATION OF THE FUNDS;
                                            TMC and TSC
5 A . . . . . . . . . . . . . . . . . .  Not Applicable
6 (a) . . . . . . . . . . . . ORGANIZATION OF THE FUNDS
  (b) . . . . . . . . . . . . . . . . .  Not Applicable
  (c) . . . . . . . . . . . . . . . . .  Not Applicable
  (d) . . . . . . . . . . . . . . . . . . .  Cover Page
  (e) . . . . . . . . . . Cover Page; INVESTOR SERVICES
  (f) . . . . . . . .  SHAREHOLDER AND ACCOUNT POLICIES
  (g) . . . . . . . . . . . . . . . . . . . . . . TAXES
  (h) . . . . . . . . . . . . . . . . . . . Cover Page;
                      YOUR ACCOUNT - Buying Fund Shares
7 (a) . . . . . . . . . . . . .  ADDITIONAL INFORMATION
  (b), (c), (d) . . . . . . . . . . . . . YOUR ACCOUNT;
                                    TRANSACTION DETAILS
8 (a), (b), (c) and (d) . . . . . . SELLING FUND SHARES
9 . . . . . . . . . . . . . . . . . . .  Not Applicable

Part B              Statement of Additional Information

10  . . . . . . . . . . . . . . . . . . . .  Cover Page
11  . . . . . . . . . . . . . . . . . TABLE OF CONTENTS
12  . . . . . . . . . . . . . . . . . . . .  Cover Page
13  . . . . . . . .  INVESTMENT OBJECTIVES AND POLICIES
14  . . . . . . . . . . . . . . . . . . . .  MANAGEMENT
15  . . . . . . . . . . . . . . . . . .  Not Applicable
16  .INVESTMENT ADVISER, INVESTMENT ADVISORY AGREEMENTS
                AND ADMINISTRATIVE SERVICES AGREEMENTS;

17. . . . . . . . . . . . . . .  PORTFOLIO TRANSACTIONS
18  . . . . . . . . . . . . . . . . . . . .  Prospectus
19  . . . . . . . . . . . . . . . . . . . .  Prospectus
20  . . . . . . . . . . . . . . . . . . . . . . . TAXES
21  . . . . . . . . . . . . . . . . . . . . DISTRIBUTOR
22  . . . . . . . . . YIELD AND PERFORMANCE INFORMATION
23  . . . . . . . . . . . . . . .  FINANCIAL STATEMENTS

                                  PART A
                               PROSPECTUSES

                            THORNBURG

                          LIMITED TERM

                          INCOME FUNDS






                           Prospectus
                        November 1, 1998





NOT FDIC-                                          MAY LOSE VALUE
INSURED                                         NO BANK GUARANTEE

THORNBURG LIMITED TERM INCOME FUNDS
Prospectus
    November 1, 1998

Thornburg Limited Term Income Funds (the "Funds") are series of Thornburg Investment Trust (the "Trust"), each with a separate investment portfolio, and each having its own series of shares:

Thornburg Limited Term U.S. Government Fund ("Government Fund")
Thornburg Limited Term Income Fund ("Income Fund")

Each of the Funds is managed by Thornburg Management Company, Inc. (TMC). Each of the Funds offers Class A and Class C shares through this Prospectus. Class A shares are sold at net asset value plus an initial sales charge imposed at the time of sale. Class C shares are sold at net asset value without an initial sales charge but are subject to annual distribution fees and a deferred sales charge if redeemed within one year of purchase. One or both Funds may offer other classes of shares. See "Your Account - Buying Fund Shares in General," beginning on page 17.

Each Fund has the primary investment objective of providing, through investment in a professionally managed portfolio of fixed income obligations, as high a level of current income as is consistent, in the view of TMC, with safety of capital. The Government Fund will seek to achieve its primary investment objective by investing primarily in obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities and in participations in such obligations or in repurchase agreements secured by such obligations. The Income Fund will seek to achieve its primary investment objective by investing in investment grade short and intermediate maturity bonds and asset backed securities such as mortgage backed securities and collateralized mortgage obligations. The Income Fund also may invest in or utilize other investment strategies to hedge market risks, manage cash positions or to enhance potential gain. See "Income Fund" and "Other Investment Strategies." Additionally, each Fund will seek to reduce net asset value volatility compared to longer term portfolios by investing in obligations with an expected dollar-weighted average maturity of normally not more than five years. If your sole objective is preservation of capital, then the Funds may not be suitable for you because their net asset values will vary as market interest rates fluctuate. Investors whose sole objective is preservation of capital may wish to consider a high quality money market fund.

This Prospectus concisely sets forth the information a prospective investor should know about the Funds before investing. It should be retained for future reference.

    Additional information about the Funds is contained in a Statement of Additional Information dated November 1, 1998, which has been filed with the Securities and Exchange Commission. The Statement of Additional Information may be obtained at no charge by contacting Thornburg Securities Corporation, 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501, (800) 847-0200. This Prospectus incorporates by reference the entire Statement of Additional Information.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES INVOLVE INVESTMENT RISKS (INCLUDING POSSIBLE LOSS OF PRINCIPAL), AND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, AND ARE NOT INSURED BY, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY GOVERNMENT AGENCY.

                             Table of Contents

 1   Expense Information
 2   The Funds
 4   Financial Highlights
 6   Management Discussion of Fund Performance
 7   Investment Objectives and Policies
17   Your Account - Fund Shares
21   Selling Fund Shares
23   Investor Services, Individual Retirement Accounts
     and Retirement Plans, Transaction Services
24   Shareholder and Account Policies
25   Taxes
25   Service and Distribution Plans
26   Transaction Details
27   Exchange Restrictions
28   Performance
29   Organization of the Funds
30   Thornburg Management Company, Inc.
     and Thornburg Securities Corporation
31   Additional Information

EXPENSE INFORMATION

SHAREHOLDER TRANSACTION EXPENSES
                                           Government  Fund                  Income  Fund
                                       ------------------------        ------------------------
                                       Class A          Class C        Class A          Class C
                                       -------          -------        -------          -------
Maximum Sales Charge on Purchases       2.50%            none           2.50%            none
(as a percentage of offering price)

Maximum Deferred Sales Charge on        0.50% <F+>       0.50% <F++>    0.50% <F+>       0.50% <F++>
Redemptions (as a percentage of
redemption proceeds or original price,
whichever is lower)

<F+>   imposed only on redemptions of purchases greater than $1 million and redemptions by certain employee benefit plans in the event of a redemption within 12 months of purchase.

<F++>  imposed only on redemptions of Class C shares within 12 months of purchase.


ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
-------------------------------------------
Thornburg Limited Term U.S. Government Fund
-------------------------------------------

                              Class A   Class C     Examples:
                              -------   -------     You would pay the following expenses on a $1,000
                                                    investment, assuming the Fund's expense ratio
Management Fees                 .38%      .38%      remains the same, a 5% annual return, and
12b-1 fees (after fee waivers                       redemption at the end of each time period. Figures
 for Class C) <F*>              .25%      .50%      for Class A shares do not reflect a 1/2 of 1%
Other Expenses (after                               contingent deferred sales charge (CDSC) imposed on
 assumption of expenses for                         redemptions of purchases of $1 million or more, or
 Class C) <F*>                  .34%      .52%      a 1/2 of 1% CDSC imposed on redemptions by certain
                               -----     -----      employee benefit plans, of purchases made after
Total Fund Operating Expenses   .97%     1.40%      January 31, 1997, only if redemption occurs
                                                    within one year of purchase.
                                                             One Year  3 Years  5 Years  10 Years
<F*> Expenses reflect rounding and have been                 --------  -------  -------  --------
     restated to reflect current fees. Amounts
     shown for Class C shares of the Government     Class A    $35       $55      $78      $142
     Fund are based upon a waiver of a portion      Class C    $19       $45      $77      $170
     of the Class C 12b-1 fee and assumption of
     certain expenses by TMC.  Absent the waiver    You would pay the following expenses on the same
     and assumption, the Class C 12b-1 fees and     $1,000 investment, assuming no redemption at the
     other expenses would have been 1.00% and       end of each period:
     .70%, respectively, and the total Fund
     operating expenses would have been 2.08%                 One Year  3 Years  5 Years  10 Years
     for Class C shares.  Long-term Class C                   --------  -------  -------  --------
     shareholders may pay more than the economic
     equivalent of the maximum front-end sales      Class A    $35       $55      $78      $142
     charge permitted by the National Association   Class C    $14       $45      $77      $170
     of Securities Dealers, Inc.


1

----------------------------------
THORNBURG LIMITED TERM INCOME FUND
----------------------------------
                                                    Examples
                                                    You would pay the following expenses on a $1,000
                                                    investment, assuming the Fund's expense ratio
                                                    remains the same, a 5% annual return, and
                                                    redemption at the end of each time period. Figures
                                                    for Class A shares do not reflect a 1/2 of 1%
                                                    contingent deferred sales charge (CDSC) imposed on
                                                    redemptions of purchases of $1 million or more, or
                                                    a 1/2 of 1% CDSC imposed on redemptions by certain
                                                    employee benefit plans, of purchases made after
                                                    January 31, 1997, only if redemption occurs within
                                                    one year of purchase.
                               Class A   Class C              One Year  3 Years  5 Years  10 Years
                               -------   -------              --------  -------  -------  --------
Management Fees                 .50%      .50%       Class A   $35       $56      $79      $145
12b-1 Fees (after fee waivers                        Class C   $19       $45      $77      $170
 for Class C)<F*>               .25%      .50%
Other Expenses (after                                You would pay the following expenses on the same
 assumption of expenses for                          $1,000 investment, assuming no redemption at the
 Class A and Class C) <F*>      .24%      .40%       end of each period:
                               -----     -----
Total Fund Operating Expenses   .99%     1.40%                One Year  3 Years  5 Years  10 Years
                                                              --------  -------  -------  --------
                                                    Class A    $35       $56      $79      $145
                                                    Class C    $14       $45      $77      $170





<F*>   Expenses reflect rounding and have been restated to reflect current fees. Amounts shown for Class A of the Income Fund are based upon an assumption of certain operating expenses by TMC. Absent the assumption of expenses, other expenses would have been .47% and the total Fund operating expenses would have been 1.22%. Amounts shown for Class C of the Income Fund are based upon a waiver of a portion of the Class C 12b-1 fees and assumption of certain other expenses by TMC. Absent the waiver and assumption of expenses, the Class C 12b-1 fees and other expenses would have been 1.00% and .82%, respectively, and total Fund operating expenses would have been 2.32%. Long-term Class C shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.


EXPLANATION OF TABLES

The expense figures shown above are presented pursuant to regulatory requirements for the purpose of illustrating the cumulative effect over various time periods of the annual Fund operating expense ratios shown above. THE INFORMATION IN THE TABLES ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The Funds' investment adviser or distributor may not waive fees or assume Fund expenses in the future. The Class A examples for both Funds assume payment of the maximum sales charge by the investor.

THE FUNDS

The Funds seek as high a level of current income as is consistent with safety of capital. The Government Fund will attempt to realize this objective by investing primarily in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, and in participations in such obligations or in repurchase agreements secured by such obligations.
The Income Fund will attempt to realize this objective by investing primarily in investment grade short and intermediate maturity bonds and in asset backed securities. The Income Fund also may invest in or utilize other investment strategies to hedge market risks, manage cash positions or to enhance potential gain. No assurance can be given that the Funds will achieve this objective.

Each Fund's name derives from its policy of maintaining an overall portfolio of investments with a dollar-weighted average maturity of normally not more than five years, with the objective of reducing fluctuations in the Fund's net asset value per share compared to longer maturity portfolios. Normally, the Funds expect to offer greater price stability than a higher yielding long-term bond fund and higher yields than most short-term investments. Historically, intermediate-term government bonds enjoyed higher returns, compounded annually over the period 1926-1994, as compared to long-term government bonds and 90-day U.S. Treasury Bills. Intermediate-term bonds outperformed longer-term issues because intermediate-term bonds did not suffer the large capital losses which befell higher yielding long-term bonds when bond yields rose. Intermediate-term bonds, which have less price stability than short-term obligations, nonetheless outperformed short-term bills because the yield on intermediate-term obligations typically is higher than the yield on short-term obligations. The combination of price stability and relatively high yield enjoyed by intermediate-term bonds caused these bonds to outperform normally higher yielding long-term bonds and normally more stable short-term bills during the periods described. The relationship between interest rates and the values of obligations, as shown by the foregoing study, applies to all types of debt securities and has been consistently demonstrated in the portfolios managed by the Funds' investment adviser and the markets observed by the adviser. However, no assurance can be given that each Fund's short and intermediate-term obligations will perform as well in the future as intermediate-term government bonds have in the past.

The Funds' investment policies may involve special considerations for an investor. For example, each Fund's net asset value will fluctuate in response to changes in short-term interest rates, although these changes should be less than the changes in values of obligations which have maturities longer than the five year dollar-weighted average the Funds will seek to maintain. No assurance can be given that the fluctuations in each Fund's net asset value will be less than those experienced by longer term portfolios. Additionally, variations in interest rates may result in prepayment of certain obligations the Funds will acquire. These prepayments could require a Fund to reinvest at a lower rate of return; and the prepayment right of obligors may reduce a Fund's net asset value because the value of such securities may not appreciate as rapidly as the price of non-callable debt securities. See "INVESTMENT OBJECTIVES AND POLICIES," beginning on page 7.

On any day on which the New York Stock Exchange, Inc. is open for trading ("Fund Business Day"), investors may initiate purchases and redemptions of a Fund's shares at its next determined public offering price, which will be determined daily. (See "BUYING FUND SHARES IN GENERAL," page 17 and "SELLING FUND SHARES," page 21.) For classes of investors who may purchase shares at reduced sales charges, see "BUYING CLASS A SHARES," page 17. Dividends from accumulated net income are declared by the Funds on each Fund Business Day. The Funds pay interest dividends monthly, normally on the last day of each month, or if the last day is not a Fund Business Day, on the previous Fund Business Day. Interest dividends are automatically invested in additional shares of the appropriate Fund at the next determined net asset value unless a shareholder has elected by written notice to the Fund to receive monthly dividend distributions in cash. Net capital gains, if any, will be distributed annually, normally within 45 days after the end of each Fund's fiscal year. All distributions of capital gains are automatically invested in additional shares of the appropriate Fund at the next determined net asset value or at the shareholder's option, paid in cash. (See "DISTRIBUTIONS AND TAXES," page 24.)

The Funds are diversified series of Thornburg Investment Trust, an open-end investment company organized as a Massachusetts business trust. Each of a Fund's shares represents an equal undivided interest in that Fund's assets. The Funds' principal office is located at Thornburg Management Company, Inc., 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501. (Telephone
(505) 984-0200 or (800) 847-0200.)

FINANCIAL HIGHLIGHTS

    The following information for the Government Fund, years ended
December 31, 1989 and 1990, the nine months ended September 30, 1991 and the years ended September 30, 1992, 1993, 1994, 1995, 1996 and 1997, and for the
Income Fund, all years shown, has been audited by McGladrey & Pullen, LLP, independent auditors, whose report is incorporated by reference in the Funds' registration statement. Information for the six-month period ended March 31, 1998 is unaudited. This information should be read in conjunction with the 1997 Annual Report and March 31, 1998 Semiannual Report for the Funds.

                                                                                Ratio of   Ratio of   Ratio of
                                                                                   Expenses   Expenses     Net
                                   Net              Distri-                         to         to      Investment           Net
                                Realized            butions Distri-                Average    Average    Income           Assets
              Net Asset            and     Total      from  butions Net             Net        Net       (Loss)           at end
               Value,          Unrealized   from      Net    from   Asset          Assets     Assets       to               of
              Beginning  Net      Gain   Investment Invest-  Net    Value,  Total  After      Before     Average Rate of  Period
Fiscal Year      of  Investment (Loss) on   Opera-    ment Realized End of  Return Exp.       Exp.         Net  Portfolio ('000's
or Period      Period  Income  Investments  tions   Income  Gains   Period  <F(b)> Reductions Reductions Assets Turnover  omitted)
-------------  ------ --------- -------- ---------- ------- ------- ------- ------ ---------- ---------- ------ --------- -------
Government Fund
---------------

Class A
11/16/87 <F(a)>
 to 12/31/87   $12.22  $.13     $(.05)    $.08       $(.13)          12.17    .63%   (.54)%   (1.50)%    6.12%  44.19%      $2,122
Year ended                                                                           <F(c)>    <F(c)>    <F(c)>
Dec. 31, 1988   12.17  1.02      (.30)     .72       (1.02)          11.87   6.14    (.90)    (1.52)     8.24  217.11       17,338
Dec. 31, 1989   11.87  1.03       .17     1.20       (1.03)          12.04  10.58   (1.00)    (1.51)     8.61  101.66       25,336
Dec. 31, 1990   12.04   .99       .04     1.03        (.99)          12.08   8.95   (1.00)    (1.25)     8.20   69.42       33,607
9 mos. ended
Sept. 30, 1991  12.08   .71       .28      .99        (.71)          12.36   8.41   (1.00)    (1.20)     7.70   33.15       49,876
                                                                                    <F(c)>    <F(c)>     <F(c)>
Sept. 30, 1992  12.36   .84       .47     1.31        (.84)          12.83  11.01   (1.00)    (1.10)     6.56   34.82      126,095
Sept. 30, 1993  12.83   .73       .09      .82        (.73)          12.92   6.61   (1.01)    (1.01)     5.61   38.88      201,443
Sept. 30, 1994  12.92   .67      (.89)    (.22)       (.67)          12.03  (1.72)   (.95)     (.95)     5.38   80.58      177,439
Sept. 30, 1995  12.03   .75       .37     1.12        (.75)          12.40   9.66    (.99)     (.99)     6.23   28.31      142,849
Sept. 30, 1996  12.40   .76      (.16)     .60        (.76)          12.24   4.92    (.99)     (.99)     6.11   23.27      139,510
Sept. 30, 1997  12.24   .75       .07      .82        (.75)          12.31   6.86    (.97)     (.97)     6.09   41.10      133,711
6 mos. ended
March 31, 1998  12.31   .35       .05      .40        (.35)          12.36   3.30    (.96)     (.96)     5.71   15.13      133,039
                                                                                     <F(c)>    <F(c)>    <F(c)>

Class C
9/1/94 <F(a)>  $12.21  $.06     $(.13)   $(.07)      $(.06)         $12.08   (.50)% (1.63)%   (1.63)%    5.45   80.58%      $1,005
 to 9/30/94                                                                         <F(c)>    <F(c)>     <F(c)>
Year ended
Sept. 30, 1995  12.08   .69       .37     1.06        (.69)          12.45   9.07   (1.52)    (2.30)     5.68   28.31        2,217
Sept. 30, 1996  12.45   .71      (.16)     .55        (.71)          12.29   4.51   (1.39)    (2.35)     5.72   23.27        2,780
Sept. 30, 1997  12.29   .70       .08      .78        (.70)          12.37   6.49   (1.40)    (2.24)     5.65   41.10        4,299
6 mos. ended
March 31, 1998  12.37   .32       .04      .37        (.32)          12.41   2.99   (1.40)    (1.76)     5.27   15.13        4,738
                                                                                     <F(c)>    <F(c)>    <F(c)>

Income Fund
-----------

Class A
Sept 30, 1993  $12.22  $.77      $.33    $1.10       $(.77)         $12.55   9.35%   (.37)%   (2.10)%    5.85%  93.88%     $20,065
Sept 30, 1994   12.55   .67      (.69)    (.02)       (.67)  $(.03)  11.83   (.14)   (.66)    (1.47)     5.51   84.35       21,683
Sept 30, 1995   11.83   .76       .28     1.04        (.76)          12.11   9.22    (.83)    (1.48)     6.50   43.12       23,222
Sept 30, 1996   12.11   .76       .12      .88        (.76)          12.23   7.54    (.95)    (1.37)     6.31   44.35       23,433
Sept 30, 1997   12.23   .76       .14      .90        (.76)          12.37   7.56   (1.00)    (1.27)     6.16   13.87       31,281
6 mos. ended
March 31, 1998  12.37   .36      (.03)     .33        (.36)          12.34   2.73   (1.00)    (1.21)     5.89   19.17       34,007
                                                                                     <F(c)>    <F(c)>    <F(c)>

Class C
9/1/94 <F(a)>
 to 9/30/94    $11.92  $.06     $(.14)   $(.08)      $(.06)         $11.78   (.72)% (1.20)%   (1.20)%    5.14%  84.35%         $53
Year ended                                                                           <F(d)>    <F(d)>    <F(d)>
Sept 30, 1995   11.78   .70       .30     1.00        (.70)          12.08   8.87   (1.36)    (4.75)     6.03   43.12        1,032
Sept 30, 1996   12.08   .71       .12      .83        (.71)          12.20   7.12   (1.36)    (3.20)     5.91   44.35        2,695
Sept 30, 1997   12.20   .71       .14      .85        (.71)          12.34   7.13   (1.40)    (2.44)     5.76   13.87        5,382
6 mos. ended
March 31, 1998  12.34   .34      (.02)     .32        (.34)          12.32   2.60   (1.40)    (1.80)     5.48   19.17        7,153
                                                                                     <F(c)>    <F(c)>    <F(c)>


       Footnotes to Financial Highlights Tables
<F(a)> Commencement of operations.
<F(b)> Sales charges are not reflected in computing total return, which is not annualized for periods less than one year.
<F(c)> Annualized


4                                                                         5

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

The graphs below compare how $10,000 would have appreciated if invested in the named Fund, a broad based securities market index, and the Consumer Price Index, a general measure of inflation. The table accompanying each graph shows average annual total return for the Fund for the designated period.
The Class A total return figures assume a shareholder purchases shares at the public offering price applicable to investments of $10,000.

Comparison of Fund performance to widely used indices is imperfect, because the indices do not reflect the laddered maturity strategy each Fund uses. Each index shown below attempts to model the total return of a constant maturity bond portfolio, including bonds from throughout the United States. Each index also assumes no trading costs for buying and selling bonds, no custodial or accounting costs, and coupons are immediately reinvested at no transactional cost. Consequently, the reader should remain aware of the inherent limitations in comparing a theoretical index to actual results of a Fund portfolio.

GOVERNMENT FUND
Index Comparison
    Compares performance of the Government Fund Class A shares, the Lehman Brothers Intermediate Government Bond Index, and the Consumer Price Index for the periods ended March 31, 1998. On March 31, 1998, the weighted average securities ratings of the Index and the Fund were AAA and AAA, respectively, and the weighted average portfolio maturities of the Index and the Fund were
3.9 years and 4.1 years, respectively. Class C shares became available on September 1, 1994. Past performance of the Index and the Fund may not be indicative of future performance.

         <In the prospectus, this table appears as two side-by-side graphs>
Class A Shares                          Class C Shares
         FUND      Lehman                        FUND       Lehman
       A Shares  Government      CPI           C Shares  Government     CPI
       --------  -----------  --------         --------  -----------  -------
10/87  $ 9,750    $10,000     $10,000    8/94  $10,000    $10,000     $10,000
 2/88   10,127     10,520      10,110    9/94    9,950      9,917      10,020
 6/88   10,202     10,577      10,263   10/94    9,938      9,919      10,030
10/88   10,554     10,890      10,397   11/94    9,884      9,875      10,040
 2/89   10,465     10,868      10,533   12/94    9,891      9,908      10,060
 6/89   11,026     11,645      10,734    1/95   10,041     10,069      10,090
10/89   11,357     12,024      10,799    2/95   10,223     10,264      10,110
 2/90   11,552     12,148      11,071    3/95   10,274     10,320      10,141
 6/90   11,918     12,545      11,249    4/95   10,374     10,440      10,171
10/90   12,255     12,965      11,545    5/95   10,619     10,734      10,202
 2/91   12,745     13,563      11,684    6/95   10,668     10,803      10,232
 6/91   13,046     13,866      11,778    7/95   10,683     10,808      10,243
10/91   13,755     14,690      11,908    8/95   10,750     10,897      10,263
 2/92   14,068     15,124      12,015    9/95   10,852     10,972      10,273
 6/92   14,523     15,648      12,160   10/95   10,939     11,093      10,304
10/92   14,946     16,137      12,282   11/95   11,042     11,238      10,314
 2/93   15,569     16,825      12,418   12/95   11,138     11,350      10,335
 6/93   15,847     17,219      12,517    1/96   11,216     11,450      10,376
10/93   16,136     17,624      12,618    2/96   11,135     11,329      10,408
 2/94   16,069     17,540      12,719    3/96   11,126     11,277      10,439
 6/94   15,917     17,187      12,834    4/96   11,098     11,244      10,470
10/94   15,816     17,322      12,950    5/96   11,097     11,239      10,502
 2/95   16,298     17,924      13,067    6/96   11,177     11,353      10,512
 6/95   17,037     18,866      13,211    7/96   11,213     11,388      10,544
10/95   17,497     19,372      13,304    8/96   11,222     11,401      10,565
 2/96   17,835     19,784      13,437    9/96   11,341     11,548      10,596
 6/96   17,925     19,826      13,572   10/96   11,489     11,737      10,628
 9/96   18,207     20,167      13,681   11/96   11,608     11,879      10,660
12/96   18,579     20,633      13,804   12/96   11,560     11,815      10,692
 3/97   18,604     20,627      13,873    3/97   11,564     11,811      10,746
 6/97   19,061     21,203      13,915    6/97   11,835     12,142      10,778
 9/97   19,457     21,746      13,999    9/97   12,078     12,452      10,843
12/97   19,802     22,291      14,055   12/97   12,278     12,765      10,886
 3/98   20,099     22,762      14,069    3/98   12,439     13,034      10,897
 6/98   20,396     23,184      14,153    6/98   12,610     13,276      10,962

Average Annual Total Returns (at max.   Average Annual Total Returns
 offering price)                        C Shares One Year (12 mos. ended
A Shares One Year:  (12 mos. ended        3/31/98):  _.__%
 3/31/98):  _.__%                       From Inception (9/1/94):  _.__%
Five Years:  _.__%
Ten Years: _.__%
From Inception (11/16/87):  _.__%

INCOME FUND
Index Comparison
    Compares performance of the Income Fund, the Lehman Brothers Intermediate Government Corporate Bond Index, and the Consumer Price Index for the periods ended March 31, 1998. On March 31, 1998, the weighted average securities ratings of the Index and the Fund were _ and __, respectively, and the weighted average portfolio maturities of the Index and the Fund were _._ years and _._ years, respectively. Class C shares became available on September 1, 1994. Past performance of the Index and the Fund may not be indicative of future performance.

         <In the prospectus, this table appears as two side-by-side graphs>
Class A Shares                          Class C Shares
         FUND       Lehman                       FUND       Lehman
       A Shares   Government    CPI            C Shares   Government    CPI
       --------   ----------  -------          --------   ----------  -------
 9/92  $ 9,750    $10,000     $10,000    8/94  $10,000    $10,000     $10,000
12/92    9,778      9,964      10,090    9/94    9,928      9,908      10,020
 3/93   10,168     10,359      10,171   12/94    9,688      9,896      10,060
 6/93   10,374     10,583      10,232    3/95   10,065     10,331      10,141
 9/93   10,661     10,821      10,284    6/95   10,543     10,847      10,232
12/93   10,715     10,839      10,366    9/95   10,808     11,027      10,273
 3/94   10,550     10,544      10,428   12/95   11,122     11,450      10,335
 6/94   10,506     10,480      10,491    3/96   11,074     11,355      10,439
 9/94   10,646     10,566      10,575    6/96   11,220     11,425      10,512
12/94   10,385     10,554      10,618    9/96   11,578     11,628      10,596
 3/95   10,802     11,017      10,703   10/96   11,834     11,834      10,628
 6/95   11,328     11,568      10,799   11/96   12,014     11,990      10,660
 9/95   11,627     11,759      10,843   12/96   11,928     11,913      10,692
12/95   11,986     12,211      10,908    1/97   11,910     11,960      10,703
 3/96   11,937     12,109      11,017    2/97   11,928     11,982      10,735
 6/96   12,107     12,184      11,094    3/97   11,840     11,900      10,746
 9/96   12,504     12,400      11,183    4/97   11,917     12,040      10,756
12/96   12,895     12,705      11,284    5/97   12,044     12,140      10,767
 3/97   12,813     12,690      11,341    6/97   12,161     12,251      10,778
 6/97   13,162     13,064      11,375   . . .
 9/97   13,449     13,417      11,443    9/97   12,403     12,581      10,843
12/97   13,615     13,704      11,489   12/97   12,544     12,851      10,886
 3/98   13,815     14,040      11,501    3/98   12,726     13,165      10,897
 6/98   13,969     14,304      11,570    6/98   12,844     13,413      10,962

Average Annual Total Returns (at max.   Average annual Total Returns
 (offering price)                       C Shares One Year (12 mos. ended
A Shares One Year: (12 mos. ended         3/31/98):  _.__%
 3/31/98):   _.__%                      From Inception (9/1/94):  _.__%
Five Years:  _.__%
From Inception (10/01/92):  _.__%

    Interest rates decreased through the end of 1997, but began increasing in January 1998, and then stayed approximately the same between February 1998 and May 1998, before decreasing again in May and June. In general, interest rates have decreased since September 1997. For example, the generic 30-year treasury bond yielded 6.44% in October 1997. Its yield dropped to 5.7% in January 1998 before rising to 6.1% in May and then dropping again to close at 5.63% on June 30, 1998.

    In general, interest rate decreases since September 1997 have led to higher bond prices and falling bond yields, although the yield premiums on corporate bonds and mortgage-backed securities over treasury bonds have increased. Five-, ten- and thirty-year treasury bond prices have increased by 1.57%, 1.04% and 9.82%, respectively, between October 1, 1997 and June 30, 1998. The net asset value of the Government Fund also increased slightly over the same period and the net asset value of the Income Fund decreased slightly over the same period, and the Funds' dividend yields have decreased to a small extent. If interest rates continue to fall, the net asset values of the Funds should rise, but the dividends would be expected to decrease.


INVESTMENT OBJECTIVES AND POLICIES

The primary investment objective of each Fund is to provide for its shareholders as high a level of current income as is consistent with safety of capital. The secondary investment objective of each Fund is to reduce fluctuations in the Fund's net asset value per share compared to longer maturity bond portfolios. However, no assurance can be given that the Funds will realize either of these investment objectives.

The Government Fund will seek to achieve its primary objective by investing in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, and in readily marketable participations in such obligations or in repurchase agreements secured by such obligations. The Income Fund will seek to achieve its primary objective by investing primarily in investment grade, short and intermediate maturity bonds and other income securities which are described below under the caption "Income Fund" beginning on page 11. The object of preserving a Fund's capital may preclude that Fund from obtaining the highest possible yields available.

Thornburg Management Company, Inc. ("TMC") actively manages each Fund's portfolios in attempting to meet the Funds' primary investment objective. Investment decisions are based upon general economic and financial trends, such as domestic and international economic development, outlooks for securities markets, interest rates and inflation, the supply and demand for debt securities, and other factors. The Funds' portfolios are determined by individual security analyses, and TMC's credit analysts actively monitor the credit quality of the Funds' portfolios.

The Funds will seek to achieve their secondary objective of reducing fluctuations in the Funds' net asset value per share primarily by maintaining portfolios of obligations with a dollar-weighted average maturity or estimated average life which normally will be not more than five years.
There is no limitation on the maturity of any specific security a Fund may purchase, subject to the five-year limitation of the preceding sentence. "Estimated average life" is the estimated maturity of a mortgage backed security, and ordinarily will be substantially shorter than the security's stated maturity because of estimated mortgage prepayments. Because the magnitude of the changes in market value of interest bearing obligations ordinarily is greater for obligations of longer terms, each Fund believes that it can reduce the magnitude of fluctuations in the values of its assets by investing in a portfolio of obligations normally having a dollar-weighted average maturity or estimated average life of not more than five years. However, the trustees may lower each Fund's dollar-weighted average maturity for temporary defensive purposes if conditions or expectations for the behavior of interest rates indicate that lower average maturity will be advantageous. Such conditions could include increasing inflation or a market in which short-term obligations temporarily have higher yields than longer-term obligations. TMC also will attempt to minimize principal fluctuations in the Funds' portfolios through, among other things, diversification, careful credit analyses and security selection.

Changes in the values of a Fund's assets will tend to be less than the changes in values of obligations which have maturities longer than the five year dollar-weighted average maturity each Fund will seek to maintain. However, because each Fund's net asset value will fluctuate in response to changes in short-term interest rates, increasing in value if rates decrease and decreasing if rates increase, the Funds may not be suitable for persons seeking a short-term money market investment.

Each Fund's primary and secondary investment objective is a fundamental policy which may be changed only by a majority vote of that Fund's shareholders. Any other investment policy, technique or limitation described in this Prospectus or the Statement of Additional Information, unless identified as a "fundamental policy," may be changed by the trustees without a shareholders' vote.

Each Fund will seek to enhance its income by taking advantage of yield disparities, trends or other factors in the fixed income markets. Although each Fund ordinarily will acquire securities for investment rather than for realization of gains on market fluctuations, a Fund may dispose of any security prior to its scheduled maturity to enhance income or reduce loss, to change the portfolio's average maturity, or to otherwise respond to current market conditions. In addition, the Funds may utilize other techniques, discussed below, to enhance a Fund's investment income.

TYPES OF OBLIGATIONS EACH FUND INTENDS TO ACQUIRE: INVESTMENT POLICIES

GOVERNMENT FUND

The Government Fund will invest at least 65% of its total assets in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, and will invest at least 80% of its total assets in such obligations and in readily marketable participations in such obligations or in repurchase agreements secured by such obligations. See "Repurchase Agreements," below. Although the Fund will acquire obligations issued or guaranteed by the U.S. Government and its agencies and instrumentalities, neither the Fund's net asset value nor its dividends are so guaranteed.

U.S. Government securities include U.S. Treasury obligations such as U.S. Treasury Bills, U.S. Treasury Notes, and U.S. Treasury Bonds, with various interest rates, maturities and dates of issuance. These U.S. Treasury securities are direct obligations of the U.S. Treasury, backed by the full faith and credit of the U.S. Government.

Government National Mortgage Association (GNMA) certificates are mortgage-backed securities of the modified pass-through type, each of which evidences an interest in a specific pool of mortgage loans insured by the Federal Housing Administration or guaranteed by the Veterans Administration.
 The National Housing Act provides that the full faith and credit of the U.S. Government is pledged to the timely payment of amounts due for principal and interest by the GNMA on these certificates. Variations in interest rates and other factors may result in prepayment of some mortgages underlying these certificates, so that the resulting term of the certificates will change. During periods of rising interest rates, mortgage backed securities may have a greater risk of capital depreciation because of decreased prepayments and increased effective maturity, and during periods of declining interest rates these securities may have less potential for capital appreciation because of increased prepayments. The Funds' investment adviser continually will evaluate any investment in these certificates in light of market conditions and the Fund's policy of maintaining a portfolio normally having a dollar-weighted average maturity or estimated average life of not more than five years.

U.S. Government agency obligations the Government Fund may purchase, in addition to GNMA certificates, include, but may not be limited to, obligations issued by the Banks for Cooperatives; the Export-Import Bank of the U.S.; the Farmers Home Administration; the Federal Deposit Insurance Corporation; the Federal Financing Bank; the Federal Home Loan Banks; the Federal Home Loan Mortgage Corporation; the Federal Housing Administration; the Federal Intermediate Credit Banks; the Federal Land Banks; the Federal National Mortgage Association; and the General Services Administration; the Small Business Administration; the Student Loan Marketing Association; and the U.S. Maritime Administration. Obligations issued by the Farmers Home Administration, Federal Financing Bank, General Services Administration, and the Small Business Administration are backed by the full faith and credit of the United States or the agency has the authority to borrow from the U. S. Treasury. Other agency obligations are supported by discretionary authority of the Treasury to purchase obligations of the agency.

Participations, CMOs.      To facilitate its investment in any of the types
of obligations which the Fund may acquire, the Fund may purchase "participations" in any of these obligations. Participations are undivided interests in pools of securities which are assembled by certain banks or other responsible persons, such as securities broker/dealers and investment banking houses, where the underlying government credit support passes through or is otherwise available to the participants or the trustee for all participants. Similarly, the Fund may acquire collateralized mortgage obligations ("CMOs"), which are obligations issued by a trust or other entity organized to hold a pool of U.S. Government insured mortgage-backed securities (such as GNMA certificates) or mortgage loans. The Fund will acquire a CMO when TMC believes that the CMO is more attractive than the underlying securities in pursuing the Fund's primary and secondary investment objectives. Participations and privately issued CMO's are not considered U.S. Government securities, and are not considered part of the 65% of the total assets of the Government Fund which will be invested in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Other Securities. The Government Fund may under certain market conditions invest up to 20% of its assets in (i) time certificates of deposit maturing in one year or less after the date of acquisition which are issued by United States banks having assets of one billion dollars or more, or (ii) time certificates of deposit insured as to principal by the Federal Deposit Insurance Corporation. If any certificate of deposit (whether insured in whole or in part) is nonnegotiable, and it matures in more than seven days, it will be considered illiquid and subject to the Fund's fundamental investment restriction that no more than 10% of the Fund's net assets will be placed in illiquid investments.

Repurchase Agreements. When the Government Fund purchases securities, it may enter into a repurchase agreement with the seller in which the seller agrees, at the time of sale, to repurchase the security at a mutually agreed-upon time and price. The resale price will be in excess of the purchase price reflecting an agreed-upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased securities. At the time the Fund enters into a repurchase agreement, the value of the underlying securities, including accrued interest, will be equal to or exceed the value of the repurchase agreement, and, for repurchase agreements which mature in more than one day, the seller will agree to furnish additional security if the value of the underlying security falls below the value of the repurchase agreement. If the seller of the repurchase agreement enters a bankruptcy or other insolvency proceeding, or the seller fails to repurchase the underlying security as agreed, the Fund could experience losses, including loss of rights to the security. The Fund will not enter into a repurchase agreement if, as a result, more than 10% of the value of its net assets would then be invested in repurchase agreements maturing in more than seven days and other securities which are considered illiquid.

Securities Lending. The Government Fund may from time to time lend securities on a short-term basis to banks, brokers, dealers and certain financial institutions and receive as collateral cash, government securities, or irrevocable bank letters of credit. The borrowers will be required to deposit and maintain collateral at least equal to 102% of the current value of the loaned securities plus accrued interest. Securities loans will not be made by the Fund if as a result the aggregate of all such outstanding loans exceeds one-third of the value of the Fund's total assets. The Fund will continue to be entitled to the interest payable on the loaned securities and will either receive as income a portion of the interest on the investment of any cash loan collateral or, in the case of collateral other than cash, a fee negotiated with the borrower. The terms of these loans will provide that they are terminable at any time. Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral in the event of the insolvency of the borrower of the securities.

When-Issued and Delayed Delivery Transactions. The Government Fund may purchase or sell government securities in when-issued or delayed delivery transactions. In such transactions, instruments are bought or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price to the Fund at the time of entering into the transactions. In such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, although no interest accrues to the purchaser prior to settlement of the transaction. Because the value of the security may be more or less than the transaction price at the time of the delivery of the security, depending upon interest rate fluctuations prior to the settlement date, the Fund will maintain designated high grade liquid debt assets in a segregated account with the Custodian at least equal in value to its purchase commitments for when-issued or delayed delivery transactions, which assets will be earmarked specifically for the settlement of such commitments. The Fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities and not for the purpose of investment leverage, but the Fund reserves the right to sell the securities before the settlement date if it is deemed advisable.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements to obtain short-term liquidity. In such a transaction the Fund would sell a security to a purchaser and agree to repurchase the security in the future. The Fund will enter into reverse repurchase agreements only with dealers, banks or recognized financial institutions. These agreements are subject to the risk that the underlying security will decline in value during the period when the Fund is obligated to repurchase it. If the Fund enters into any such transaction, it will deposit high grade liquid debt assets in a segregated account with its Custodian in an amount sufficient to meet the Fund's obligations to the purchaser. The Fund will not enter into any reverse repurchase agreement if, as a result, more than 5% of its total assets would be subject to such obligations.

Dollar Roll Transactions. The Fund may enter into dollar roll transactions with selected banks and broker-dealers. Dollar roll transactions are treated as reverse repurchase agreements for purposes of the Fund's borrowing restrictions and consist of the sale by the Fund of mortgage-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. If the Fund enters into any such transaction, it will deposit high grade liquid assets in a segregated account with the custodian in an amount sufficient to meet the Fund's obligations to the purchaser. The Fund is paid a fee as consideration for entering into the commitment to purchase. If the broker-dealer to whom the Fund sells the security underlying a dollar roll transaction becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted. Additionally, the value of the security may change adversely over the term of the dollar roll and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

INCOME FUND

In general, the Income Fund may purchase securities permissible for the Government Fund, except that the Income Fund may not enter into a repurchase agreement or purchase any security deemed illiquid if as a result, more than 15% of the value of its net assets would be invested in repurchase agreements maturing in more than seven days and other securities which are considered illiquid. The Income Fund also may invest in other types of debt securities, such that at least 65% of its net assets are invested in a managed portfolio of securities consisting of:

* U.S. Government securities, including bonds, notes, and bills issued by the U.S. Treasury, and securities issued or guaranteed by agencies and instrumentalities of the U.S. Government;
*  Corporate debt securities, such as bonds, notes and debentures;
*  Mortgage-backed securities;
*  Other asset-backed securities;
*  Municipal securities;

* Money market instruments which are comprised of commercial paper, bank obligations (i.e., certificates of deposit and bankers' acceptances) and repurchase agreements;
*  Privately-placed securities (restricted securities); and
* Foreign securities, including non-U.S. dollar-denominated securities and U.S. dollar-denominated debt securities issued by foreign issuers and foreign branches of U.S. banks.

In addition, the Income Fund may use investment techniques such as purchasing securities on a when-issued or forward delivery basis; entering into interest-rate, securities-index, and currency futures contracts, and purchasing and selling options thereon; purchasing and selling options on securities and currencies, and entering into forward contracts. See "Other Investment Strategies," page 13, for more information.

The Income Fund's securities generally offer less current yield than securities of lower quality (rated below BBB/Baa) or longer maturity, but lower-quality securities generally have less liquidity. Both lower quality securities and longer maturity securities have greater credit and market risk, and consequently more price volatility than higher quality securities or shorter maturity securities.

U.S. Government Securities. The Income Fund may invest in government securities as described before under "Investment Objectives and Policies - Government Fund".

Mortgage and Other Asset-Backed Securities. The Fund may also invest in mortgage-backed securities which are securities representing interests in pools of mortgage loans. The securities provide shareholders with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off. See description under "Investment Objectives and Policies-Government Fund". The Fund may agree to purchase or sell these securities with payment and delivery taking place on a future date. Some mortgage-backed securities which the Fund may purchase will not be backed by the full faith and credit of the U.S. Government

The Income Fund may also invest in securities representing interests in pools of certain consumer loans, such as automobile loans and credit card receivables. Variations in interest rates and other factors may result in prepayments of the loans underlying these securities, reducing the potential for capital appreciation and requiring reinvestment of the prepayment proceeds by the Fund at lower interest rates. Additionally, in periods of rising interest rates these securities may suffer capital depreciation because of decreased prepayments.

Municipal Securities. The Income Fund may invest in municipal securities, which include obligations issued by states, territories and possessions of the United States, and their political subdivisions, agencies and instrumentalities. Municipal securities may be "general obligation" bonds or "revenue bonds." General obligation bonds are backed by the credit of the issuing political subdivision or agency, and revenue bonds are repaid from the revenues derived from a specific project such as a waste treatment plant or stadium. Although investments in municipal obligations will be made subject to the Fund's emphasis on purchases of investment grade securities ( described below under "Securities Ratings"), municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, these obligations could become subject to actions by state legislatures or voter referenda extending the time for repayment of principal or imposing other constraints upon enforcement of the obligations or upon political subdivisions to levy taxes to pay the obligations.

Foreign Securities. While the Income Fund generally emphasizes investments in U.S. Government securities and other issuers domiciled in the United States, it may invest in foreign securities of the same types and quality as the domestic securities in which it invests. When TMC anticipates performance of foreign securities offers more potential than domestic alternatives. Foreign securities may be denominated either in U.S. dollars or foreign currencies.

The Income Fund may also invest in instruments offered by brokers which combine forward contracts, options and securities in order to reduce foreign currency exposure. The Income Fund may enter into multiple futures, options and foreign currency transactions or a combination of these transactions, instead of a single transaction, as part of a hedging strategy.

Investments in foreign securities involve special risks due to more limited information, higher brokerage costs, different accounting standards, thinner trading markets and the likely impact of foreign taxes on the yield from debt securities. They may also entail other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Purchases of foreign securities are usually made in foreign currencies and, as a result, the Income Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for the Income Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. The Income Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. These risks may be more acute in the case of developing countries.

Securities Ratings. The Income Fund emphasizes "investment grade" investments. At least 65% of the Income Fund's net assets will be invested in (1) obligations of the U.S. Government, its agencies, or instrumentalities and in (2) debt securities rated at the time of purchase in one of the three highest categories of Standard & Poor's Corporation (AAA, AA, or A) or Moody's Investors Service, Inc. (Aaa, Aa, or A) or, if not rated, judged to be of comparable quality by TMC. In addition, the Fund will not invest in any debt security rated at the time of purchase lower than BBB by Standard & Poor's or Baa by Moody's, or of equivalent quality as determined by TMC. Should the rating of a portfolio security be downgraded TMC will determine whether it is in the best interest of the Income Fund to retain or dispose of the security.

Securities rated BBB by Standard & Poor's or Baa by Moody's are neither highly protected nor poorly secured. These securities normally pay higher yields but involve potentially greater price variability than higher-quality securities. These securities are regarded as having adequate capacity to repay principal and pay interest, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to do so. Such securities may have speculative elements as well as investment-grade characteristics.

Other Investment Strategies. The Income Fund may, but is not required to, utilize various other investment strategies described below to hedge various market risks such as the effective maturity or duration of fixed-income securities, or to enhance potential gain. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

Strategic Positions. In the course of pursuing these investment strategies, the Income Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial futures, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures (collectively, all the above are called "Strategic Positions"). Strategic Positions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Income Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Income Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Income Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may manage its portfolio maturity or duration by using options, futures and swaps to acquire and dispose of specific securities having maturities which are then considered desirable in managing the Fund's maturity or duration. "Duration" is a measure of an obligation's life, based upon the present value of the obligor's payments of principal and interest, and is usually shorter than the obligation's maturity. Some Strategic Positions may also be used to enhance potential gain, although no more than 5% of the Fund's assets will be committed to Strategic Positions entered into for purposes other than bona fide hedging, risk management or portfolio management. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, because use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Income Fund to utilize these Strategic Positions successfully will depend on TMC's ability to predict pertinent market movements, which cannot be assured. The Income Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

Strategic Positions involve certain risks including possible default by the other party to the transaction, illiquidity and, to the extent TMC's view as to certain market movements is incorrect, the risk that the use of such Strategic Positions could result in losses greater than if they had not been used. Selling put and call options may result in losses to the Income Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Income Fund can realize on its investments or cause the Income Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Income Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency.
The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of a futures contract and price movements in the related portfolio position of the Income Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Income Fund's position.

In addition, futures and options markets may not be liquid in all circumstances, and over-the-counter options and certain other Strategic Positions (e.g. caps and floors) are considered to be illiquid securities. As a result, in certain markets, the Income Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain resulting from an increase in the position's value. The Income Fund will not invest in any over-the-counter option, cap, rate swap, currency swap, floor or other illiquid security, if, as a result of that investment, more than 15% of its net assets would be invested in securities which are not readily marketable by the Income Fund. The Fund will segregate cash or high grade liquid debt assets sufficient to meet its obligation to purchase and deliver securities or currencies under any futures contract or option or to pay any amount owed upon the expiration of an index-based futures contract. Finally, the daily margin requirements for futures contracts may create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Positions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Positions had not been utilized. The Strategic Positions that the Fund may use and some of their risks are described more fully in the Income Fund's Statement of Additional Information.

When-Issued Securities. The Income Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price and yield are generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price.

Covered Short Sales. The Income Fund may make short sales of securities. It will only do so in circumstances where it owns securities of the type sold, or securities giving it the right to obtain securities equivalent in kind and amount to the securities sold. If the right to obtain securities is conditional, a sale may be made, but only upon the same conditions, except in connection with arbitrage transactions. The Fund may also, however, obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

Repurchase Agreements. As a means of earning income for periods as short as overnight, the Income Fund may enter into repurchase agreements with selected banks and broker-dealers. See the descriptions under "Investment Objectives and Policies - Government Fund".

Reverse Repurchase Agreements and Dollar Roll Transactions. The Income Fund may enter into reverse repurchase agreements and dollar roll transactions with selected banks and broker-dealers. See description under "Investment Objectives and Policies - Government Fund".

Securities Lending. The Income Fund may seek to increase its income by lending portfolio securities on a short-term basis to certain banks, brokers, dealers and financial institutions. See the description of securities lending under " Investment Objectives and Policies-Government Fund. " These loans will be made only to borrowers believed by TMC to be of good financial standing, and the value of securities loaned will not exceed 30% of the value of the Income Fund's total assets at the time any loan is made.

SEGREGATED ACCOUNTS
The Income Fund may be required to segregate high grade debt assets in order to provide coverage consistent with applicable regulatory policies on reverse repurchase agreements, covered call and put options written by the Fund, to cover forward foreign currency exchange contracts that require the Fund to purchase or sell foreign currency for hedging purposes, or in an amount equal to the value of the instruments underlying any futures contracts and options on futures.

CERTAIN INVESTMENT RESTRICTIONS
Each Fund is subject to certain investment restrictions which, as described in more detail in the Statement of Additional Information, may generally be changed only with the approval of the holders of a majority of that Fund's outstanding shares. For a more complete description of the investment restrictions summarized below and the other investment restrictions to which a Fund is subject, please see the Statement of Additional Information.

The Funds have the authority to borrow money from banks and other persons as a temporary measure, and then only in amounts not exceeding 5% of the value of a Fund's total assets unless the borrowing is from banks, in which case the percentage limitation is 10% . For this purpose, reverse repurchase agreements are considered as borrowings by a Fund. In connection with such borrowing, a Fund may pledge, hypothecate, or otherwise encumber its assets.
 The Funds do not intend to borrow for investment leverage purposes but solely for extraordinary or emergency purposes or to facilitate management of a Fund by enabling that Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be disadvantageous or not possible.

DESCRIPTION OF POTENTIAL INVESTORS AND ADVANTAGES
The Funds are designed as a convenient and economic vehicle for investors seeking to obtain the yields available on intermediate and short-term securities. Although the Funds are particularly designed for individual investors, the Funds also may be appropriate for the investment of funds held or managed by corporations, employee benefit plans, insurance companies, investment counselors, savings and loan associations, credit unions, educational, religious and charitable organizations, municipalities, investment bankers, brokers and others. In each case, prospective shareholders should determine if an investment in a Fund is consistent with their investment objectives through consultation with their advisers and investigation of applicable state and federal laws and regulations.

Counsel to the Funds has advised that in their view shares of the Government Fund are a legal investment for, among other investors, commercial banks and credit unions chartered under the laws of the United States. This advice is based upon a review of this Prospectus and the Fund's Statement of Additional Information, and upon counsel's receipt of undertakings by TMC and the Government Fund respecting investment policies. In addition, the Government Fund believes that the Government Fund is currently a legal investment for savings and loan associations and commercial banks chartered under the laws of certain states.

Investment in a Fund relieves the investor of many investment management and administrative burdens usually associated with the direct purchase and sale of fixed income debt securities, otherwise consistent with that Fund's investment objectives and management policies. These include: (i) selection of portfolio investments; (ii) surveying the market for the best price at which to buy and sell; (iii) valuation of portfolio securities; (iv) selecting and scheduling of maturities and reinvestments; (v) receipt, delivery and safekeeping of securities; and (vi) portfolio recordkeeping.

In addition, each Fund gives smaller investors access to investments in certain obligations, such as GNMA certificates, which these smaller investors would not otherwise have because of the relatively high minimum purchase amounts for such securities. In the same regard, investment in a Fund permits the smaller investor to diversify an investment among a variety of obligations.

PORTFOLIO TURNOVER

For its fiscal year ended September 30, 1997, the Government Fund's portfolio turnover rate was 41.10%. The Income Fund's portfolio turnover rate was 13.87%. Each Fund anticipates that its annual turnover rate normally will be less than 100%. A 100% turnover rate would occur, for example, if all of the securities held in the portfolio were sold and replaced within one year. TMC does not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund which are otherwise consistent with that Fund's investment objectives and management policies. However, a higher rate of portfolio turnover may result in increased transaction costs to that Fund.

YOUR ACCOUNT

BUYING FUND SHARES IN GENERAL

Each Fund offers Class A and Class C shares. Each of a Fund's shares represents an equal, undivided interest in the Fund's assets, and each Fund has common investment objectives and a common investment portfolio. Each class may have varying annual expenses and sales charge structures, which may affect performance.

Class A shares are sold subject to a sales charge which is deducted at the time you purchase your shares. The Funds' distributor deducts the Class A sales charge shown in the table on the next page and invests the balance of your investment at net asset value. This class also pays a service fee. Class C shares are sold at net asset value, subject to payment of a sales charge if redeemed within one year of purchase. Class C shares also pay a service fee and a distribution fee. The service and distribution fees are Fund expenses which are deducted from the annual income of each class. If you do not specify a class of shares in your order, your money will be invested in Class A shares of the Fund you purchase.

Financial advisors and others who sell shares of the Funds receive different compensation for selling different classes of the Funds' shares. Shares of the Funds may be purchased through investment dealers, brokers or agents ("financial advisors") who have agreements with the Funds' distributor, Thornburg Securities Corporation ("TSC"), or through TSC in those states where TSC is registered. All orders are subject to acceptance, and the Funds and TSC reserve the right to refuse any order in whole or in part.

Each Fund also may issue one or more other classes of shares not offered through this Prospectus. Different classes may have different sales charges and other expenses which may affect performance. Investors may telephone the Fund distributor, TSC, at (800) 847-0200 to obtain more information concerning the various classes of shares which may be available to them through their financial advisors. Investors also may obtain information respecting the different classes of shares through their financial advisor or other person which is offering or making available shares of the Funds.

NET ASSET VALUE
When you purchase shares, the price is based on the net asset value next determined after receipt of your order. The net asset value (NAV) is the value of a share, and is computed for each class by adding the value of investments, cash and other assets for the class, subtracting liabilities, and then dividing by the number of shares outstanding. Share price is normally calculated at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open for business.

BUYING CLASS A SHARES
When you buy Class A shares the sales charge applicable to your investment is deducted from the price you pay and the balance is invested at NAV. The sales charge is shown in the table below.

Because the fees for Class A shares of each Fund are lower than the fees for Class C shares of the same Fund, Class A shares of each Fund pay higher dividends than Class C shares of the same Fund. The deduction of the initial sales charge, however, means that you purchase fewer Class A shares than Class C shares of each Fund for a given amount invested.

If you are in any of the special classes of investors who can buy Class A shares at net asset value or at a reduced sales charge, you should consider buying Class A shares. If you are planning a large purchase or purchases under the Right of Accumulation or Letter of Intent you should consider if your overall costs will be lower by buying Class A shares, particularly if you plan to hold your shares for an extended period of time.

                                                 Class A Shares                            Dealer Concession
                                               Total Sales Charge                        or Agency Commission
                                 As Percentage                 As Percentage                As Percentage
                               of Offering Price            of Net Asset Value            of Offering Price
Less than $50,000.00               2.50%                           2.56%                         2.10%
$50,000 to 99,999.99               2.25%                           2.30%                         1.85%
$100,000 to 249,999.99             1.75%                           1.78%                         1.50%
$250,000 to 499,999.99             1.50%                           1.52%                         1.25%
$500,000 to 999,999.99             1.00%                           1.01%                         0.85%
$1,000,000 and up                  0.00%                           0.00%                         <F*>

<F*>  No sales charge will be payable at the time of purchase on investments of $1 million or more made by a purchaser. A contingent deferred sales charge will be imposed on these investments in the event of a share redemption within 1 year following the share purchase at the rate of 1/2 of 1% of the value of the shares redeemed. In determining whether such a sales charge is payable and the amount of any charge, it is assumed that shares not subject to the charge are the first redeemed followed by other shares held for the longest period of time. The applicability of these charges will be unaffected by transfers of registration. TSC or TMC intend to pay a commission of up to 1/2 of 1% to dealers who place orders of $1 million or more for a single purchaser.

      At certain times, for specific periods, TSC may reallow up to the full sales charge to all dealers who sell Fund shares. The "full reallowances" may be based upon the dealer reaching specified minimum sales goals. TSC will reallow the full sales charge only after notifying all dealers who sell Fund shares. During such periods, dealers may be considered underwriters under securities laws. TMC or TSC also may pay additional cash or non-cash compensation to dealer firms which have selling agreements with TSC. Those firms may pay additional compensation to financial advisors who sell Fund shares. Non-cash compensation may include travel and lodging in connection with seminars or other educational programs.



LETTERS OF INTENT. If you intend to invest, over the course of 13 or fewer months, an amount of money that would qualify for a reduced sales charge if it were made in one investment, you can qualify for the reduced sales charge on the entire amount of your investment by signing a "Letter of Intent"
(LOI). Each investment you make during the 13 months will be charged the reduced sales commission applicable to the amount stated in your LOI. You do not have to reach the goal you set. If you don't, you will have to pay the difference between the sales charge you would have paid and the sales charge you did pay. You may pay this amount directly to TSC, or TSC will redeem a sufficient number of your shares in the Fund to obtain the difference.

RIGHTS OF ACCUMULATION. Each time the value of your account plus the amount of any new investment passes one of the breakpoints illustrated in the table above, the amount of your new investment in excess of the breakpoint will be charged the reduced sales charge applicable to that range.

WAIVERS. You may purchase Class A shares of each Fund with no sales charge if you notify TSC or the Funds' transfer agent, NFDS, at the time you purchase shares that you belong to one of the categories below. If you do not provide such notification at the time of purchase, your purchase will not qualify for the waiver of sales charge.

     A SHAREHOLDER WHO REDEEMED CLASS A SHARES OF A THORNBURG FUND. For two years after such a redemption you will pay no sales charge on amounts that you reinvest in Class A shares of one of the Funds covered by this prospectus, up to the amount you previously redeemed.

     AN OFFICER, TRUSTEE, DIRECTOR, OR EMPLOYEE OF TMC (or any investment company managed by TMC), TSC, any affiliated Thornburg Company, the Fund's Custody Bank or Transfer Agent and members of their families including trusts established for the benefit of the foregoing.

     CHARITABLE ORGANIZATIONS OR FOUNDATIONS, including trusts established for the benefit of charitable organizations or foundations, may purchase shares of the Funds at no sales charge. TMC or TSC intend to pay a commission of up to 1/2 of 1% to financial advisors who place orders for these purchasers.

     CERTAIN EMPLOYEE BENEFIT PLANS and insurance company separate accounts used to fund annuity contracts may purchase shares of the Funds at no sales charge. TMC and TSC may pay a sales fee of up to 1/2 of 1% to financial advisors who place orders for these purchasers. If such a fee is paid, a contingent deferred sales charge of the same percentage will be imposed on redemptions within one year of purchase.

     EMPLOYEES OF BROKERAGE FIRMS who are members in good standing with the National Association of Securities Dealers, Inc. (NASD); employees of financial planning firms who place orders for the Fund through a member in good standing with NASD; the families of both types of employees. Orders must be placed through an NASD member firm who has signed an agreement with TSC to sell Fund shares.

     CUSTOMERS of bank trust departments, companies with trust powers, investment dealers and investment advisors who charge fees for service, including investment dealers who utilize wrap fee or similar arrangements. Accounts established through these persons are subject to conditions, fees and restrictions imposed by these persons.

     INVESTORS PURCHASING $1 MILLION OR MORE. However, a contingent deferred sales charge of 1/2 of 1% applies to shares redeemed within one year of purchase.

     THOSE PERSONS WHO ARE DETERMINED BY THE TRUSTEES OF THE FUNDS to have acquired their shares under special circumstances not involving any sales expenses to the Funds or Distributor.

     PURCHASES PLACED THROUGH A BROKER THAT MAINTAINS ONE OR MORE OMNIBUS ACCOUNTS WITH THE FUNDS provided that such purchases are made by: (i) investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; (ii) clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent; and (iii) retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Sections 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts." Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

     PROCEEDS FROM A LOAD FUND REDEMPTION. You may purchase shares of a Fund at net asset value without a sales charge to the extent that the purchase represents proceeds from a redemption (within the previous 60 days) of shares of another mutual fund which has a sales charge. When making a direct purchase at net asset value under this provision, the Fund must receive one of the following with your direct purchase order: (i) the redemption check representing the proceeds of the shares redeemed, endorsed to the order of the Fund, or (ii) a copy of the confirmation from the other fund, showing the redemption transaction. Standard back office procedures should be followed for wire order purchases made through broker dealers. Purchases with redemptions from money market funds are not eligible for this privilege. This provision may be terminated anytime by TSC or the Fund without notice.

BUYING CLASS C SHARES

You can buy Class C shares at NAV but you will pay a contingent deferred sales charge (CDSC) of 1/2 of 1% if you redeem your shares within one year of purchase. The CDSC will be imposed upon the lower of the purchase price or net asset value at redemption for each share redeemed. The CDSC is not imposed upon shares you buy by reinvesting dividends or capital gain distributions. Maximum purchase amount for Class C shares is less than $1 million. Class C shares are charged higher annual expenses than Class A shares.

If your investment horizon is relatively short and you do not qualify to purchase Class A shares at a reduced sales charge, you should consider purchasing Class C shares.

OPENING AN ACCOUNT
___________________________________________________________________________
Buying Shares             To Open an Account       To Add to an Account
---------------------------------------------------------------------------
In                        Minimum                  Minimum
Regular Accounts          $5,000                   $  100
Automatic Investment
 Plans                    $  100                   $  100

Through Your Financial    Consult with your        Consult with your
 Advisor                  financial advisor.       financial advisor

By Telephone              Exchange from another    Exchange from another
1-800-847-0200            Thornburg Fund account   Thornburg Fund account
                          with the same registra-  with the same registra-
                          tion, including name,    tion, including name,
                          address, and taxpayer    address, and taxpayer
                          ID number.               ID number.

By Mail                   Complete and sign the    Make your check payable
                          application. Make your   to the applicable
                          check payable to the     Thornburg Fund.  Indicate
                          applicable Thornburg     your Fund account number
                          Fund. Mail to the        on your check and mail to
                          address indicated on the the address printed on
                          application.             your account statement.

Automatic Investment      Use one of the above     Use Automated Clearing
Plan                      procedures to open your  House funds. Sign up for
                          account. Obtain an       this service when opening
                          Automatic Investment     your account, or call
                          Plan form to sign up     1-800-847-0200 to add
                          for this service.        to it.
----------------------------------------------------------------------------

Complete and sign an account application and give it, along with your check, to your financial advisor. You may also open your account by wire or mail as described above. If there is no application accompanying this prospectus, call 1-800-847-0200. If you buy shares by check and then redeem those shares, the payment may be delayed for up to 15 business days to ensure that your previous investment has cleared.

STREET NAME OWNERSHIP OF SHARES

Some securities dealers offer to act as owner of record of Fund shares as a convenience to investors who are clients of those firms and shareholders of an individual Fund. Neither the Fund nor the Transfer Agent can be responsible for failures or delays in crediting shareholders for dividends or redemption proceeds, or for delays in reports to shareholders if a shareholder elect s to hold Fund shares in street-name through a brokerage firm account rather than directly in the shareholder's own name. Further, neither the Fund nor the Transfer Agent will be responsible to the investor for any loss to the investor due to the brokerage firm's failure, its loss of property or funds, or its acts or omissions. Prospective investors are urged to confer with their financial advisor to learn about the different options available for owning mutual fund shares. You may receive share certificates or hold shares in your name with the Transfer Agent upon request.

SELLING FUND SHARES

You can withdraw money from your Fund account at any time by redeeming some or all of your shares (by selling them back to the Fund or by selling the shares through you r financial advisor). Your shares will be purchased by the Fund at the next share price (NAV) calculated after your order is received in proper form. The amount of the CDSC, if any, will be deducted and the remaining proceeds sent to you. The CDSC is imposed upon the lower of the purchase price or net asset value at redemption for each share redeemed. No CDSC is imposed on the amount by which the value of a share may have appreciated. Similarly, no CDSC is imposed on shares obtained through reinvestment of dividends or capital gains. Shares not subject to a CDSC will be redeemed first. Share price is normally calculated at 4 p.m. Eastern time.

To sell shares in an account, you may use any of the methods described on the following page.

If you are selling some but not all of your shares, leave at least $1,000 worth of shares in the account to keep it open.

CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and your Fund from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

 * You wish to redeem more than $10,000 worth of shares,
 * Your account registration has changed within the last 30 days,
 * The check is being mailed to a different address than the one on your account (record address),
 * The check is being made payable to someone other than the account owner, or
 * The redemption proceeds are being transferred to a Thornburg account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, savings association or participant in the Securities Transfer Agent Medallion Program (STAMP). A notary public cannot provide a signature guarantee.

TELEPHONE REDEMPTION. If you completed the telephone redemption section of your application when you first purchased your shares, you may easily redeem any class of shares of any Fund by telephone simply by calling a Fund Customer Service Representative. Money can be wired directly to the bank account designated by you on the application or sent to you in a check. The Funds' Transfer Agent may charge a fee for a bank wire. This fee will be deducted from the amount wired.

If you did not complete the telephone redemption section of your application, you may add this feature to your account by calling the Fund for a telephone redemption application. Once you receive it, please fill it out, have it signature guaranteed and send it to: NFDS
                                      c/o Thornburg Funds
                                      P.O. Box 419017
                                      Kansas City, MO 64141-6017

The Funds, TSC, TMC and the Funds' Transfer Agent are not responsible for, and will not be liable for, the authenticity of withdrawal instructions received by telephone or the delivery or transmittal of the redemption proceeds if they follow instructions communicated by telephone that they reasonably believe to be genuine. By electing telephone redemption you are giving up a measure of security you otherwise may have by redeeming shares only with written instructions, and you may bear the risk of any losses resulting from telephone redemption. The Funds' Transfer Agent will attempt to implement reasonable procedures to prevent unauthorized transactions and the Funds or their Transfer Agent could be liable if these procedures are not employed. These procedures will include recording of telephone transactions, providing written confirmation of such transactions within 5 days, and requesting certain information to better confirm the identity of the caller at the time of the transaction.

____________________________________________________________________________
Redeeming Shares          Account Type           Special Requirements
----------------------------------------------------------------------------
Through Your Financial    All account types      Consult with your financial
Advisor                                          advisor.  Your financial
                                                 advisor may charge a fee.

By Mail                   Individual, Joint      The letter of instruction
                          Tenant, Sole Pro-      must be signed by all
                          prietorship, UGMA,     persons required to sign
                          UTMA                   for transactions, exactly as
 Send to: NFDS                                   their names appear on the
 c/o Thornburg Funds                             account, and must include:
 P.O. Box 419017                                  * Your name,
 Kansas City, MO                                  * The Fund's name,
 64141-6017                                       * Your Fund account number,
                                                   * The dollar amount or
                                                    number of shares to be
                                                    redeemed,
                                                  * Any other applicable
                                                    requirements listed
                                                    above,
                                                  * Signature guarantee, if
                                                    required.

                          Trust In addition to the above requirements, the trustee must sign the letter indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.

                          Business or            In addition to the above
                          Organization           requirements, at least one
                                                 person authorized by
                                                 corporate resolution to act
                                                 on the account must sign the
                                                 letter which must be
                                                 signature guaranteed.
                                                 Include a corporate
                                                 resolution with corporate
                                                 seal.

                          Executor,              Call 1-800-847-0200 for
                          Administrator,         instructions.
                          Conservator, Guardian


By Telephone              All account types      You must sign up for the
1-800-847-0200            except Street-Name     telephone redemption feature
                                                 before using it.
                                                  * Minimum Wire $1,000
                                                  * Minimum Check $50.00

By Systematic Withdrawal  All account types      You must sign up for this
 Plan                                            feature to use it.
                                                  * Minimum Account Balance
                                                    $10,000
                                                  * Minimum Check $50.00
----------------------------------------------------------------------------
22

INVESTOR SERVICES

Thornburg Funds provide a variety of services to help you manage your account.

INFORMATION SERVICES
Thornburg Funds' telephone representatives are available Monday through Friday from 9:30 am to 6:30 pm Eastern time. Whenever you call, you can speak with someone equipped to provide the information or service you need.

Thornburg Funds' Audio Response system is available 24 hours a day, 365 days a year. This computerized system gives you instant access to your account information and up-to-date figures on all of the Thornburg Funds.

Statements and reports that Thornburg Funds send to you include the following:
 * Account statements after every transaction affecting your account
 * Monthly account statements
 * Financial reports (every six months)
 * Cost basis statement (at the end of any year in which you redeem shares)

INDIVIDUAL RETIREMENT ACCOUNTS AND RETIREMENT PLANS
Shares of the Funds may be purchased by retirement plans and in connection with individual retirement plans ("IRA's"). The purchase of shares may be limited by the governing instrument of any such plan. The minimum initial investment imposed by the Funds in connection with an IRA is $2,000.

A standardized IRA is available through TSC for individuals wishing to open an IRA. The cost to open an IRA under this program is $10, the annual fee is $10 for each Fund purchased through the IRA and, and the fee for a termination of the IRA or a rollover or transfer to a successor custodian is $10. State Street Bank and Trust Company, as custodian for the program, may amend the provisions of the IRA's opened through the program to assure continued qualification under the Internal Revenue Code or for other reasons.

If you are considering establishing a retirement plan or purchasing a Fund's shares in connection with a retirement plan, you should consult with your attorney or tax adviser with respect to plan requirements and tax aspects pertaining to you.

TRANSACTION SERVICES
Automatic Investment Plan. One easy way to pursue your financial goals is to invest money regularly. Thornburg Funds let you transfer as little as $100 from your bank account into your Fund account on a weekly, monthly or quarterly basis, automatically. Because the Fund's Automatic Investment Plan has a lower minimum than a regular purchase, it is an ideal way for beginning investors to invest in a Fund.

While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Call 1-800-847-0200 and speak to a Fund Customer Service Representative for more information.

Exchange Privilege. You may exchange Class A shares of any other Thornburg Fund for Class A shares of one of the Thornburg Income Funds.

If you are exchanging from one of the Funds covered by this prospectus into another Thornburg Fund, you may (i) have to pay the difference between the front end sales charge you paid on the Fund out of which you are exchanging and the front end sales charge applicable to the Fund into which you are exchanging; or (ii) you may qualify for a reduced sales charge or no sales charge on that Fund. Please consult the exchange an d reinvestment privilege information in the Prospectus of the other Thornburg Fund.

Note that exchanges out of a Fund may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page 27.

Systematic withdrawal plans let you set up periodic redemptions from your account. Because of the sales charge on Class A shares of each Fund, you may not want to set up a systematic withdrawal plan during a period when you are buying Class A shares on a regular basis.

SHAREHOLDER AND ACCOUNT POLICIES

DIVIDENDS, CAPITAL GAINS, AND TAXES
The Funds distribute substantially all of their net income and realized capital gains, if any, to shareholders each year. Each Fund declares its net investment income daily and distributes it monthly. Each Fund will distribute net realized capital gains, if any, at least annually. Capital gain distributions normally will be declared and payable in December.

DISTRIBUTION OPTIONS
Each Fund earns interest from bond, money market, and other investments. These are passed along as dividend distributions. Each Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions.

When you open an account, specify on your application how you want to receive your distributions. Each Fund offers four options, (which you can change at any time).

Dividends
1. Reinvestment Option. Your dividend distributions will be automatically invested in additional shares of your Fund. If you do not indicate a choice on your application, you will be assigned this option. You may also instruct the Fund to invest your dividends in the shares of any other Thornburg Fund.

2. Cash Option. You will be sent a check for your dividend distributions. Cash distribution checks are normally mailed on the third business day after the month-end.

Capital Gain
1. Reinvestment Option. Your capital gain distributions, if any, will be automatically reinvested in additional shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option. You may also instruct the Fund to re invest your capital gain distributions in shares of any other Thornburg Fund.

2. Cash Option. You will be sent a check for any capital gain distributions.

Shares of any Thornburg Fund purchased through reinvestment of dividend and capital gain distributions are not subject to sales charges or contingent deferred sales charges. No interest is accrued or paid on uncashed distribution checks.

TURNOVER AND CAPITAL GAINS
The Funds do not intend to engage in short-term trading for profits. Nevertheless, when a Fund believes that a security will no longer contribute towards its reaching its goal, it will normally sell that security.

When a Fund sells a security at a profit it realizes a capital gain. When it sells a security at a loss it realizes a capital loss. A fund must, by law, distribute capital gains, net of any losses, to its shareholders. Whether you reinvest your capital gain distributions or take them in cash, the distribution is taxable.

To minimize taxable capital gain distributions, each Fund will realize capital losses, if available, when, in the judgment of the portfolio manager, the integrity and income generating aspects of the portfolio would be unaffected by doing so.
                                                                          24

TAXES

FEDERAL TAXES
The Funds have elected and intend to continue qualification as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). Distributions representing net investment income and net short-term capital gains will be taxable to the recipient shareholders as ordinary income, whether the distributions are actually taken in cash or are reinvested by the recipient shareholders in additional shares. Fund distributions will not be eligible for the dividends-received deduction for corporations. Distributions of net long-term capital gains, if any, will be treated as long-term capital gains to the distributee shareholders, regardless of the length of time the shareholder has owned the shares, and whether received as cash or in additional shares.

Redemption or resale of shares by a shareholder will be a taxable transaction for federal income tax purposes, and the shareholder will recognize a gain or loss in an amount equal to the difference between the shareholder's basis in the shares and the amount received on the redemption or resale. If the shares sold or redeemed are a capital asset, the gain or loss will be a capital gain or loss and will be long-term if the shares were held for more than one year.

Each shareholder will be notified annually by the shareholder's Fund as to the amount and characterization of distributions paid to or reinvested by the shareholder for the preceding taxable year. A Fund may be required to withhold federal income tax at a rate of 31% from distributions otherwise payable to a shareholder if (i) the shareholder has failed to furnish that Fund with his or her taxpayer identification number, (ii) that Fund is notified that the shareholder's number is incorrect, (iii) the Internal Revenue Service notifies that Fund that the shareholder has failed properly to report certain income, or (iv) when required to do so, the shareholder fails to certify under penalty of perjury that he is not subject to this withholding.

The tax discussion set forth above is for general information only, and relates primarily to tax consequences affecting individual shareholders. Prospective investors, and particularly persons who are not individuals, should consult their own tax advisers regarding the federal, state, local and other tax consequences to investors of investment in the Funds.

SERVICE AND DISTRIBUTION PLANS
Service Plan. Each class of each Fund has adopted a Service Plan under which TMC makes payments to securities dealers and other financial institutions and organizations to obtain various shareholder related services. The Service Plans applicable to the Funds permit each of these Funds to reimburse TMC for these payments at annual rates up to .25% of each class's net assets.

No assets of any class of any Fund will be used to reimburse expenses attributable to any other class of the same, or any other Fund.

Class C Distribution Plan. Each Fund has adopted a Class C Distribution Plan applicable to Class C shares, under which the Fund will pay to TSC on a monthly basis an annual distribution fee of up to .75% of the average daily net assets attributable to Class C shares of the Fund. This distribution fee is an addition to the service fee described above under "Service Plan - Both Classes" and is charged to and reduces the income allocated to Class C shares. TSC intends to use these amounts principally to compensate dealers (including banks) who sell Class C shares. TSC also will engage in other distribution related activities, including advertising and other promotional activities. However, the distribution fee paid to TSC is not computed with respect to TSC's actual expenses, and the fees received by TSC may be more or less than its actual distribution expenses. TSC may, but is not obligated to, waive any part or all of its compensation provided for under the Class C Distribution Plan.

The Glass-Steagall Act prohibits certain banks from underwriting mutual fund shares. The Funds do not believe that this prohibition will apply to the commissions described beginning on page 16 or to the plans described above. However, no assurance can be given that the Glass-Steagall Act will not be interpreted so as to prohibit these arrangements. In that event, the ability of the Funds to market their shares could be impaired to a small extent. In addition, state securities laws on this issue may differ from interpretations of federal law, and banks and financial institutions may be required to register as dealers pursuant to state law.

TRANSACTION DETAILS
The Funds are open for business each day the New York Stock Exchange (NYSE) is open. Each class of shares of the Fund normally calculates its NAV (and offering price for Class A shares) as of the close of business of the NYSE, normally 4 p.m. Eastern time. Each Fund's assets are valued on the basis of valuations obtained from independent pricing services.

When you sign your account application, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require your Fund to withhold 31% of your taxable distributions and redemptions.

You may initiate many transactions by telephone. Note that a Fund will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable procedures designed to verify the identity of the caller. The Fund will request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements immediately after you receive them. If you want the ability to redeem and exchange by telephone, fill in the appropriate section of the application. If you have an existing account to which you wish to add this feature, call the Fund for a telephone redemption application. If you are unable to reach the Fund by phone (for example, during periods of unusual market activity), consider placing your order by mail or by using your financial advisor.

The Funds reserve the right to suspend the offering of shares for a period of time. Each Fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions " on page 27. Purchase orders may be refused if, in TMC's opinion, they would disrupt management of a Fund.

When you place an order to buy shares, your order will be processed at the next share price calculated after your order is received and accepted. If you open or add to your account yourself rather than through your financial advisor please note the following:

 * All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
 * The Funds do not accept cash.
 * If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees the Fund or its Transfer Agent has incurred.

When you buy shares of a Fund or sell them through your financial advisor, you may be charged a fee for this service. Please read your financial advisor's program materials for any additional procedures, service features or fees that may apply.

Certain financial institutions that have entered into sales agreements with TSC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the Fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.

Each Fund may authorize certain securities brokers to accept on its behalf purchase and redemption orders received in good form, and some of those brokers may be authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. Provided the order is promptly transmitted to the Fund, the Fund will be deemed to have received a purchase or redemption order at the time it is accepted by such an authorized broker or its designee, and customer orders will be priced based upon the Fund's net asset value next computed after the order is accepted by the authorized broker or its designee.

When you place an order to sell shares, your shares will be sold at the next NAV calculated after your request is received in proper form. (Except that a CDSC will be deducted from Class C shares purchased on or after October 2, 1995 and sold within one year of purchase, and a CDSC of 1/2 of 1% will be deducted from redemptions of Class A shares within one year of purchase where no sales charge was imposed on the purchase because it exceeded $1,000,000). Note the following:

 * Consult your financial advisor for procedures governing redemption through his or her firm.
 * If you redeem by mail the proceeds will normally be mailed to you on the next business day, but if making immediate payment could adversely affect your Fund, it may take up to 7 days to pay you.
 * Telephone redemptions over the wire generally will be credited to your bank account on the business day after your phone call.
 * Each Fund may hold payment on redemptions until it is reasonably satisfied that investments previously made by check have been collected, which can take up to 15 business days.
 * Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
 * No interest or earnings will accrue or be paid on amounts represented by uncashed distribution or redemption checks.
 * To the extent consistent with state and federal law, a Fund may make payments of the redemption price either in cash or in kind. The Funds have elected to pay in cash all requests for redemption by any shareholder. They may, however, limit such cash in respect to each shareholder during any 90 day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits its withdrawal. In the case of a redemption in kind, securities delivered in payment for shares would be valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.

EXCHANGE RESTRICTIONS

As a shareholder, you have the privilege of exchanging Class A shares of the Funds for Class A shares of other Thornburg Funds. However, you should note the following:

 * The Fund you are exchanging into must be registered for sale in your state.
 * You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
 * Before exchanging into a Fund, read its prospectus.
 * If you exchange Class A shares into a Fund with a higher sales charge, you may have to pay the percentage-point difference between that Fund's sales charge and any sales charge you h ave previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2.5% on your shares and you exchange them into a Fund with a 4.5% sales charge, you would pay an additional 2% sales charge.
                                                                         27

 * Exchanges may have tax consequences for you.
 * Because excessive trading can hurt performance and shareholders, each Fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of a Fund in any calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
 * Each Fund reserves the right to refuse exchange purchases by any person or group if, in TMC's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
 * Your exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to a Fund.

Although a Fund will attempt to give prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The Funds reserve the right to terminate or modify the exchange privilege in the future.

PERFORMANCE
YIELD COMPUTATION AND TOTAL RETURN
The Funds may quote their yields and returns in reports, sales literature and advertisements. Yield and return information are computed separately for Class A and Class C shares. Yield and return for Class C shares of a Fund ordinarily will be less than t hat of Class A shares of the same Fund because of the additional distribution fees imposed upon Class C shares. Additionally, yield and return could differ in minor respects among classes of the same Fund because of allocation of certain expenses to one or more specific classes to which the expenses relate. Any return quoted should not be considered a representation of the return in the future since return figures are based upon historical earnings. Actual performance will vary.

Current yield quotations will include a standardized calculation which computes yield for a 30-day or one-month period by dividing a Fund's net investment income per share during the period by the maximum offering price on the last day of the period and annualizing the result. Provided that any such quotation is also accompanied by the standardized calculation referred to above, either of the Funds also may quote non-standardized yields for a specified period by dividing the net investment income per share of that Fund f or that period by either the Fund's average public offering price per share for that same period or the offering price per share on the first or last day of the period and annualizing the result. The primary differences between the yield calculations obtained using the standardized performance measure and any non-standardized performance measure will be caused by the following factors: (1)The non-standardized calculation may cover periods other than the 30-day or one month period required by the standardized calculation; (2)The non-standardized calculations may reflect amortization of premium based upon historical cost rather than market value; (3)The non-standardized calculation may reflect the average offering price per share for the period or the beginning offering price per share for the period, whereas the standardized calculation will always reflect the maximum offering price per share on the last day of the period; (4)The non-standardized calculation may reflect an offering price per share other than the maximum offering price, provided that any time any Fund's return is quoted in reports, sales literature or advertisements using a public offering price which is less than the Fund's maximum public offering price, the return computed by using the Fund's maximum public offering price also will be quoted in the same piece; (5)The non-standard return quotation may include the effective return obtained by compounding the monthly dividends.

Average annual total return quotations show the average annual percentage change in value of $1,000 for one, five and ten-year periods unless the class has been in existence for a shorter period. Average annual total return includes the effect of paying the maximum sales charge (Class A shares) or the deduction of the applicable CDSC (Class C shares) and assumes the reinvestment of all dividends. The Funds also may furnish average annual total return quotations for other periods, or based upon investments at various sales charge levels or at net asset value. Total return quotations show the total of all income and capital gain paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price.

Yield and return information may be useful in reviewing the performance of the Funds and for providing a basis for comparison with other investment alternatives. Comparative information about the yield or distribution rate of the shares of a Fund and a bout average rates of return on certificates of deposit, bank money market deposit accounts, money market mutual funds and other short-term investments may also be included in advertisements and communications of the Fund. Any such comparison will contain information about the differences between the Funds and those investments.

From time to time, in advertisements and other types of literature, the performance of the Funds may be compared to other groups of mutual funds. This comparative performance ma y be expressed as a ranking or a rating prepared by Lipper Analytical Services, Inc., Donoghue Organization, Inc., Morningstar, Inc., Value Line or other widely recognized independent services which monitor the performance of mutual funds. Performance rankings and ratings reported periodically in national financial publications such as MONEY Magazine, FORBES, BARRON's, VALUE LINE, the WALL STREET JOURNAL and MORNINGSTAR, and other such publications may also be used. The Funds may illustrate performance or the characteristics of their respective investment portfolios through graphs, tabular data, or other displays which describe (i) the average portfolio maturity of a Fund's portfolio securities relative to the maturities of other investments, (ii) the relationship of yield and maturity of the Fund to the yield and maturity of other investments (either as a comparison or through use of standard benchmarks or indices such as the Treasury yield curve), (iii) changes in the Funds' share price or net asset value relative to changes in the value of other investments, and (iv) the relationship over time of changes in the Funds' (or other investments) net asset values or prices and the Funds' (or other investments') investment returns. The Funds also may illustrate or refer to their respective investment portfolios, investment techniques and strategies, and general market or economic trends in advertising or communications to shareholders or prospective shareholders, including reprints of interviews or articles written by or about, and including comments by, Fund managers. These illustrations, references and comments ordinarily will relate to topics addressed in the Funds' Prospectus and Statements of Additional Information.

ORGANIZATION OF THE FUNDS
Each of the Funds is a diversified series of Thornburg Investment Trust, a Massachusetts business trust (the "Trust") organized as a diversified, open-end management investment company under a Declaration of Trust (the "Declaration" ). The Funds are managed by their investment adviser, Thornburg Management Company, Inc. (TMC) under the supervision of the Trust's Trustees. The Trust currently has 12 authorized Funds, two of which are described in this Prospectus. The Trustees are authorized to divide the Trust's shares into additional series and classes.

Each Fund may hold special shareholder meetings and mail proxy materials. These meetings may be called to elect or remove Trustees, change fundamental investment policies, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Each Fund will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the number of shares you own. Shares do not have cumulative voting rights or preemptive rights.

THORNBURG MANAGEMENT COMPANY, INC. AND THORNBURG SECURITIES CORP.
The Funds are managed by Thornburg Management Company, Inc., (TMC). TMC performs investment management services for each Fund under the terms of an Investment Advisory Agreement which specifies that TMC will select investments for the Fund, monitor those investments and the markets generally, and perform related services. TMC also performs administrative services specific to each class of shares of each Fund under an Administrative Service Agreement which requires TMC to supervise, administer and perform certain administrative services necessary for the maintenance of each class of shareholders. TMC's services are supervised by the Trust's Trustees.

For each of the Funds, TMC receives a management fee computed according to the tables on the next page and paid monthly as a percentage of each Fund's average daily assets.

Each Fund also pays to TMC an administrative services fee computed at an annual rate of .125% of the average daily net assets of Class A and Class C shares, payable monthly.

TMC was established in 1982. Today the Thornburg Funds include Thornburg Limited Term Municipal Fund - National Portfolio, Thornburg Limited Term Municipal Fund - California Portfolio, Thornburg Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Florida Intermediate Municipal Fund and Thornburg Value Fund, in addition to the Funds described in this prospectus. The Thornburg Funds total more than $1.8 billion in assets. Thornburg Management Company Inc. is known as a provider of conservative investment products. For more than a decade the Thornburg Funds have been committed to preserving and increasing the real wealth of their shareholders. The key to growing real wealth is increasing buying power after taxes, inflation, and investment related expenses.

Steven J. Bohlin, a Managing Director of TMC, has primary responsibility for the day-to-day management of each of the Fund portfolios. He has held this responsibility since 1988 for the Government Fund and since the inception of the Income Fund in 1992. Mr. Bohlin is assisted by other employees of TMC in managing the Funds.

TMC may, from time to time, agree to waive its fees or to reimburse any Fund for expenses above a specified percentage of average daily net assets. TMC retains the ability to be repaid by the Fund receiving these reimbursements for these expense reimbursements if expenses fall below the limit prior to the end of the fiscal year. Fee waivers or reimbursement of expenses to a Fund will improve its performance, and repayment of waivers or reimbursements will reduce its performance. In addition to TMC's fees, each Fund will pay all other costs and expenses of its operations. Funds will not bear any costs of sales or promotion incurred in connection with the distribution of their shares, except as provided for under the service and distribution plans applicable to each Fund class, as described above under "Service and Distribution Plans."

INVESTMENT MANAGEMENT FEE RATES
-----------
INCOME FUND
-----------
NET ASSETS                    ANNUAL RATE
----------                    -----------
0 to $500 million             .50%
$500 million to $1 billion    .45%
$1 billion to $1.5 billion    .40%
$1.5 billion to $2 billion    .35%
Over $2 billion               .275%
---------------
GOVERNMENT FUND
---------------
NET ASSETS                    ANNUAL RATE
----------                    -----------
0 to $1 billion               .375%
$1 billion to $2 billion      .325%
Over $2 billion               .275%

Thornburg Securities Corporation (TSC) distributes and markets the Thornburg Funds.

H. Garrett Thornburg, Jr., a Trustee and President of the Trust, is the controlling stockholder of both TMC and TSC.

Thornburg Funds provides shareholders account inquiry service 24 hours a day, 365 days a year, through its Audio Response telephone service. To reach Thornburg Funds for general information, please call 1-800-847-0200. If you would prefer to speak with a Thornburg Funds representative, please call during business hours and follow the simple instructions you will receive.


ADDITIONAL INFORMATION

Reports to Shareholders
Shareholders will receive annual reports of their Fund containing financial statements audited by the Funds' independent auditors, and also will receive unaudited semi-annual reports. In addition, each shareholder will receive an account statement no less often than quarterly.

Custodian and Transfer Agent
The custodian of each Fund's assets is State Street Bank & Trust Co. National Financial Data Services is the transfer agent for the Funds and performs bookkeeping, data processing and administrative services incident to the maintenance of shareholder accounts.

General Counsel
Legal matters in connection with the issuance of shares of the Funds are passed upon by White, Koch, Kelly & McCarthy, Professional Association, Post Office Box 787, Santa Fe, New Mexico 87504-0787.

Notes

Notes

                            Investment Adviser
                    Thornburg Management Company, Inc.
                     119 East Marcy Street, Suite 202
                        Santa Fe, New Mexico 87501

                               Distributor
                     Thornburg Securities Corporation
                     119 East Marcy Street, Suite 202
                        Santa Fe, New Mexico 87501

                                 Auditor
                         McGladrey & Pullen, LLP
                             555 Fifth Avenue
                         New York, New York 10017

                                Custodian
                      State Street Bank & Trust Co.
                          Boston, Massachusetts

                              Transfer Agent
                      State Street Bank & Trust Co.
                         c/o NFDS Servicing Agent
                          Post Office Box 419017
                     Kansas City, Missouri 64141-6017

No dealer, sales representative or any other person has been authorized to give any information or to make any representation not contained in this Prospectus and, if given or made, the information or representation must not be relied upon as having been authorized by any Fund or Thornburg Securities Corporation. This Prospectus constitutes an offer to sell securities of a Fund only in those states where the Fund's shares have been registered or otherwise qualified for sale. A Fund will not accept applications from persons residing in states where the Fund's shares are not registered.

                                  <logo>
                              Thornburg Funds
                         Investing With Integrity
               Thornburg Securities Corporation, Distributor
            119 East Marcy Street, Santa Fe, New Mexico  87501
                              (800) 847-0200
                      email: postmaster@thornburg.com

                                 THORNBURG
                              MUNICIPAL FUNDS






                                PROSPECTUS
                             November 1, 1998


NOT FDIC-                                          MAY LOSE VALUE
INSURED                                         NO BANK GUARANTEE

THORNBURG MUNICIPAL FUNDS
Prospectus
    November 1, 1998

The Thornburg Municipal Funds are separate investment portfolios ("Funds") offered through this combined prospectus by Thornburg Limited Term Municipal Fund, Inc. and Thornburg Investment Trust.

All of the Funds are managed by Thornburg Management Company, Inc. (TMC). Each of the active Funds offers Class A shares through this Prospectus, which are sold at net asset value plus an initial sales charge imposed at the time of sale. Limited Term National Fund, Limited California Fund and Intermediate National Fund also offer Class C shares through this Prospectus, sold without an initial sales charge but subject to a sales charge if redeemed within one year of purchase and an annual distribution fee. One or more Funds may offer other classes of shares. See "Your Account-Buying Fund Shares," beginning on page 15.

Each Fund has the objective of providing, through investment in a professionally managed portfolio of Municipal Obligations, as high a level of current income exempt from federal income tax as is consistent, in the view of the Funds' investment adviser, with preservation of capital.

Each of the Funds having a state's name will invest primarily in Municipal Obligations of the state having the same name, with the objective of having interest dividends paid to its state's shareholders exempt from any individual income taxes imposed by that state. Additionally, Intermediate New York Fund will seek to have dividends paid to its individual shareholders exempt from New York City income taxes. Each of the Limited Term Funds will maintain a portfolio having a dollar-weighted average maturity of normally not more than five years, with the objective of reducing net asset value volatility relative to municipal bond portfolios with longer average maturities while expecting lower yields than those received on portfolios with longer average maturities. Each of the Intermediate Funds will maintain a portfolio having a dollar-weighted average maturity of normally three to ten years, with the objective of reducing fluctuations in net asset value relative to long-term municipal bond portfolios. The Intermediate Funds will expect lower yields than those received on long term bond portfolios, while seeking higher yields and expecting higher share price volatility than the Limited Term Funds. During temporary periods the portfolio maturity of the Intermediate Funds may be reduced for defensive purposes. There is no limitation on the maturity of any specific security a Fund may purchase, subject to the limitation on the average maturity of each Fund. There can be no assurance that the Funds' respective objectives will be achieved.

    This Prospectus sets forth concisely the information a prospective investor should know about the Funds before investing. It should be read and retained for further reference. Additional information about the Limited Term Funds is contained in a Statement of Additional Information - Thornburg Limited Term Municipal Funds dated November 1, 1998, and additional information about the Intermediate Funds is contained in a Statement of Additional Information - Thornburg Intermediate Municipal Funds dated November 1, 1998. Each of these Statements of Additional Information has been filed with the Securities and Exchange Commission and may be obtained at no charge by contacting Thornburg Securities Corporation, 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501, 800-847-0200. This Prospectus incorporates by reference both Statements of Additional Information.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES INVOLVE INVESTMENT RISKS (INCLUDING POSSIBLE LOSS OF PRINCIPAL), AND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, AND ARE NOT INSURED BY, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY GOVERNMENT AGENCY.

                       LIMITED TERM MUNICIPAL FUNDS

         (series of Thornburg Limited Term Municipal Fund, Inc.):
         Thornburg Limited Term Municipal Fund National Portfolio
                      ("Limited Term National Fund")
        Thornburg Limited Term Municipal Fund California Portfolio
                     ("Limited Term California Fund")

                     INTERMEDIATE TERM MUNICIPAL FUNDS

                  (series of Thornburg Investment Trust):
     Thornburg Intermediate Municipal Fund ("Intermediate National Fund") Thornburg Alabama Intermediate Municipal Fund
        ("Intermediate Alabama Fund")*
     Thornburg Arizona Intermediate Municipal Fund
        ("Intermediate Arizona Fund")*
     Thornburg Florida Intermediate Municipal Fund
        ("Intermediate Florida Fund")
     Thornburg New Mexico Intermediate Municipal Fund
        ("Intermediate New Mexico Fund")
     Thornburg New York Intermediate Municipal Fund
        ("Intermediate New York Fund")
     Thornburg Pennsylvania Intermediate Municipal Fund
        ("Intermediate Pennsylvania Fund")*
     Thornburg Tennessee Intermediate Municipal Fund
        ("Intermediate Tennessee Fund")*
     Thornburg Texas Intermediate Municipal Fund
        ("Intermediate Texas Fund")*
     Thornburg Utah Intermediate Municipal Fund
        ("Intermediate Utah Fund")*



* Funds marked with an asterisk are not currently active, and propose to commence investment operations in the future.

                             TABLE OF CONTENTS

 1          Expense Information

 4          Financial Highlights

 8          Management Discussion of Fund Performance

12          Investment Objectives and Policies

16          Your Account - Buying Fund Shares

20          Selling Fund Shares

22          Investor Services, Transaction Services

23          Shareholder and Account Policies

24          Taxes

25          Service and Distribution Plans

26          Transaction Details

28          Exchange Restrictions

28          Performance

30          Organization of the Funds

30          Thornburg Management Company, Inc.
            and Thornburg Securities Corporation

31          Additional Information

NOTES

EXPENSE INFORMATION

SHAREHOLDER TRANSACTION EXPENSES
                                               Limited Term Municipal Funds           Thornburg Intermediate Municipal Funds
                                               -----------------------------          -------------------------------------
                                               Class A              Class C           Class A                        Class C
                                               -------             -------           -------                        -------
Maximum Sales Charge on Purchases              2.50%                none              3.50%                          none
(as a percentage of offering price)

Maximum Deferred Sales Charge on Redemptions   0.50 <F1>            0.50% <F2>        0.50 <F1>                      0.60% <F2>
(as a percentage of redemption proceeds or
 original purchase price, whichever is lower)

<F1> Imposed only on redemptions of purchases greater than $1 million in the event of a redemption within 12 months of purchase.
<F2> Imposed only on redemptions of Class C shares within 12 months of purchase.


ANNUAL OPERATING EXPENSES
(as a percentage of average net assets)             Example: You would pay the following expenses on a $1,000 investment, assuming the Fund's expense ratio remains the same, a 5% annual return, and redemption at the end of each time period.  The figures do not reflect the contingent deferred sales charge of 1/2 of 1% imposed on redemption of any portion of a purchase of Class A shares greater than $1 million within one year of purchase.
Thornburg Limited Term
Municipal Fund -
National Portfolio            Class A   Class C              One Year  3 Years  5 Years  10 Years
------------------            -------   -------              --------  -------  -------  --------

Management Fees                 .45%      .45%      Class A    $35       $55      $78      $142
12b-1 Fees (after fee waivers                       Class C    $19       $44      $76      $167
 for Class C) *                 .25%      .63%
Other Expenses                  .27%      .30%      You would pay the following expenses on the same $1,000 investment, assuming
                               -----     -----      no redemption at the end of each period:
Total Fund Operating Expenses   .97%     1.38%
                                                              One Year  3 Years  5 Years  10 Years
                                                              --------  -------  -------  --------
                                                    Class A    $35       $55      $78      $142
                                                    Class C    $14       $44      $76      $167

    * Expenses reflect rounding. Amounts shown have been restated to reflect current fees. Amounts shown for Class C shares of Limited
       Term National Fund reflect a partial waiver of the Class C 12b-1 fee. Absent the waiver, the Class C 12b-1 fees would have been 1.00% and the total Fund operating expenses would have been 1.75% for the Class C shares. Long-term Class C shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

                                                                           1

                                                    Example: You would pay the following expenses on a $1,000 investment, assuming the Fund's expense ratio remains the same, a 5% annual return, and redemption at the end of each time period.  The figures do not reflect the contingent deferred sales charge of 1/2 of 1% imposed on redemption of any portion of a purchase of Class A shares greater than $1 million within one year of purchase.
Thornburg Limited Term
Municipal Fund -
California Portfolio          Class A   Class C              One Year  3 Years  5 Years  10 Years
--------------------          -------   -------              --------  -------  -------  --------
Management Fees                 .50%      .50%      Class A    $35       $56      $78      $144
12b-1 Fees (after fee waivers                       Class C    $19       $44      $77      $168
 for Class C) *                 .25%      .63%
Other Expenses (after                               You would pay the following expenses on the same $1,000 investment, assuming
 assumption of expenses for                         no redemption at the end of each period:
 Class A and Class C)           .24%      .27%
                               -----     -----                One Year  3 Years  5 Years  10 Years
Total Fund Operating Expenses   .99%     1.40%                --------  -------  -------  --------
                                                    Class A    $35       $56      $79      $145
                                                    Class C    $14       $44      $77      $168

    * Expenses reflect rounding. Amounts shown have been restated to reflect current fees. Amounts shown for Class A of the Limited Term California Fund reflect an assumption of certain Fund operating expenses. Absent the assumption of expenses, other expenses would have been .29% and total Fund operating expenses would have been 1.04%. Amounts shown for Class C of the Limited Term
       California Fund reflect a partial waiver of 12b-1 fees and assumption of certain Fund operating expenses. Absent the waiver of 12b-1 fees and assumption of expenses, 12b-1 fees and other expenses would have been 1.00% and .47%, respectively, and total Fund operating expenses would have been 1.97%. Long-term Class C shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

                                                    Example: You would pay the following expenses on a $1,000 investment, assuming the Fund's expense ratio remains the same, a 5% annual return, and redemption at the end of each time period.  The figures do not reflect the contingent deferred sales charge of 1/2 of 1% imposed on redemption of any portion of a purchase of Class A shares greater than $1 million within one year of purchase.
Thornburg Intermediate
Municipal Fund                Class A   Class C              One Year  3 Years  5 Years  10 Years
----------------------        -------   -------              --------  -------  -------  --------
Management Fees                 .50%      .50%      Class A    $45       $66      $88      $152
12b-1 Fees (after fee waivers                       Class C    $19       $44      $77      $168
 for Class C) *                 .25%      .60%
Other Expenses (after                               You would pay the following expenses on the same $1,000 investment, assuming
 assumption of expenses for                         no redemption at the end of each period:
 Class A and Class C)           .24%      .30%
                               -----     -----                One Year  3 Years  5 Years  10 Years
Total Fund Operating Expenses   .99%     1.40%                --------  -------  -------  --------
                                                    Class A    $45       $66      $88      $152
                                                    Class C    $14       $44      $77      $168

     * Expenses reflect rounding. Amounts shown have been restated to reflect current fees. Amounts shown for Class A of the Intermediate
       National Fund reflect an assumption of certain Fund operating expenses. Absent the assumption of expenses, other expenses would have been .29% and total Fund operating expenses would have been 1.04%. Amounts shown for Class C of the Intermediate National Fund reflect a partial waiver of Rule 12b-1 fees and assumption of certain
       Fund operating expenses. Absent the waiver of 12b-1 fees and assumption of expenses, 12b-1 fees and other expenses would have been 1.00% and .45%, respectively, and the total Fund operating expenses would have been 1.95%. Long-term Class C shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

     2

                                                    Example: You would pay the following expenses on a $1,000 investment, assuming the Fund's expense ratio remains the same, a 5% annual return, and redemption at the end of each time period.  The figures do not reflect the contingent deferred sales charge of 1/2 of 1% imposed on redemption of any portion of a purchase of Class A shares greater than $1 million within one year of purchase.
Thornburg New Mexico
Intermediate Municipal Fund   Class A                        One Year  3 Years  5 Years  10 Years
---------------------------   -------                        --------  -------  -------  --------
Management Fees                 .50%                Class A    $45       $66      $88      $152
12b-1 Fees                      .25%
Other Expenses (after
 assumption of expenses) *      .24%
                               -----
Total Fund Operating Expenses   .99%

     * Expenses reflect rounding. Amounts shown have been restated to reflect current fees. Amounts shown for Class A of the Intermediate New Mexico
       Fund reflect assumption of certain Fund operating expenses. Absent the assumption of expenses, other expenses would have been .27%, and total Fund operating expenses would have been 1.02%.

                                                    Example: You would pay the following expenses on a $1,000 investment, assuming the Fund's expense ratio remains the same, a 5% annual return, and redemption at the end of each time period.  The figures do not reflect the contingent deferred sales charge of 1/2 of 1% imposed on redemption of any portion of a purchase of Class A shares greater than $1 million within one year of purchase.
Thornburg Florida
Intermediate Municipal Fund   Class A                        One Year  3 Years  5 Years  10 Years
---------------------------   -------                        --------  -------  -------  --------
Management Fees                 .50%                Class A    $45       $66      $88      $152
12b-1 Fees                      .25%
Other Expenses (after
 assumption of expenses for
 Class A and Class C) *         .24%
                               -----
Total Fund Operating Expenses   .99%

     * Expenses reflect rounding. Amounts shown have been restated to reflect current fees. Amounts shown for Class A of the Intermediate
       Florida Fund reflect assumption of certain Fund operating expenses
       Absent the assumption of expenses, other expenses would have been .34% and total Fund operating expenses would have been 1.09%.

                                                    Example: You would pay the following expenses
                                                    on a $1,000 investment, assuming the Fund's
                                                    expense ratio remains the same, a 5% annual
                                                    return, and redemption at the end of each
                                                    time period. The figures do not reflect the
                                                    contingent deferred sales charge of .1/2 of 1%
                                                    imposed on redemptions of any portion of a
                                                    purchase of Class A shares greater than
                                                    $1 million within 1 year of purchase.
Thornburg New York
Intermediate
Municipal Fund                                               One Year  3 Years
------------------                                           --------  -------

Management Fees                 .50%                Class A    $42       $58
12b-1 Fees                      .25%
Other Expenses (after           .00%
 assumption of expenses)*      -----
Total Fund Operating Expenses   .75%

     * Expenses reflect rounding.  Other expenses reflect an assumption of
       a portion of these expenses by TMC.   Absent the assumption of expenses,
       other expenses would have been .44%, and the total Fund operating expenses would have been 1.19%. TMC's assumption of expenses may be terminated or reduced at any time.


EXPLANATION OF TABLES

THE INFORMATION IN THE TABLES ABOVE SHOULD BE CONSIDERED A REPRESENTATION
OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The expense figures shown in the tables above are presented to assist the investor in understanding the various costs that an investor in a Fund will bear, directly or indirectly. The Funds' investment adviser and distributor may not waive fees or assume Fund expenses in the future.

FINANCIAL HIGHLIGHTS

    The tables on the following pages present, for each Fund shown, per share income and capital changes for a share outstanding throughout each period indicated. The information for the years ended June 30, 1989, 1990, 1991, 1992, 1993, 1994, 1995, 1996, 1997 and 1998 for the Limited Term National
Fund and the Limited Term California Fund, and the information for all of the years presented for the Intermediate National Fund, Intermediate New Mexico Fund, Intermediate Florida Fund and Intermediate New York Fund, has been audited by McGladrey & Pullen, LLP, independent auditors, whose reports thereon are incorporated by reference in the registration statements for the respective Funds. The information for the six-month period ended March 31, 1998 for Intermediate National Fund, Intermediate New Mexico Fund and Intermediate Florida Fund is unaudited. The information should be read in conjunction with the 1998 Annual Report for each Limited Term Fund and the Intermediate New York Fund, and the 1997 Annual Report for Intermediate National Fund, Intermediate New Mexico Fund and Intermediate Florida Fund.


                                                                                   Ratio of   Ratio of   Ratio of
                                                                                   Expenses   Expenses     Net
                                   Net              Distri-                         to         to      Investment          Net
                                Realized            butions Distri-                Average    Average    Income          Assets
              Net Asset            and     Total      from  butions Net             Net        Net       (Loss)           at end
               Value,          Unrealized   from      Net    from   Asset          Assets     Assets       to               of
              Beginning  Net      Gain   Investment Invest-  Net    Value,  Total  After      Before     Average Rate of  Period
Fiscal Year      of  Investment (Loss) on  Opera-     ment Realized End of  Return Exp.       Exp.         Net  Portfolio ('000's
or Period      Period  Income  Investments  tions   Income  Gains   Period  <F(b)> Reductions Reductions Assets Turnover  omitted)
-------------  ------ --------- -------- ---------- ------- ------- ------- ------ ---------- ---------- ------ --------- -------

Limited Term
National Fund
-------------
Class A
Year ended:
June 30, 1989  $12.75  $.85      $.05     $.90      $( .85)         $12.80   7.29%  (1.15)%   (1.15)%    6.66%  69.96%   $184,139
June 30, 1990   12.80   .86      (.06)     .80       ( .86)          12.74   6.48   (1.11)    (1.11)     6.73   67.51     217,325
June 30, 1991   12.74   .85       .09      .94       ( .85)          12.83   7.60   (1.07)    (1.07)     6.58   32.36     312,882
June 30, 1992   12.83   .79       .26     1.05       ( .79)          13.09   8.40   (1.04)    (1.04)     5.96   27.63     521,683
June 30, 1993   13.09   .68       .50     1.18       ( .68)          13.59   9.24   (1.01)    (1.01)     5.03   19.30     895,500
June 30, 1994   13.59   .63      (.32)     .31       ( .63)          13.27   2.25   (0.95)    (0.95)     4.60   15.63   1,030,293
June 30, 1995   13.27   .64       .10      .74       ( .64)          13.37   5.76   (0.97)    (0.97)     4.86   23.02     931,987
June 30, 1996   13.37   .63      (.02)     .61       ( .63)          13.35   4.60   (0.97)    (0.97)     4.66   20.60     917,831
June 30, 1997   13.35   .62       .09      .71       ( .62)          13.44   5.46   (0.96)    (0.96)     4.65   23.39     837,621
June 30, 1998   13.44   .61       .06      .67       ( .61)          13.50   5.05   (0.97)    (0.97)     4.50   24.95     836,947

Class C
9/1/94 <F(a)>  $13.29 $ .46     $ .11    $ .57      $( .46)         $13.40   4.25%  (1.60)%   (1.84)%    4.21%  23.02%     $6,469
 to 6/30/95                                                                         <F(c)>    <F(c)>     <F(c)>
Year ended:
June 30, 1996   13.40   .57      (.03)     .54       ( .57)          13.37   4.05   (1.41)    (1.63)     4.22   20.60      15,948
June 30, 1997   13.37   .57       .09      .66       ( .57)          13.46   5.02   (1.38)    (1.86)     4.24   23.39      19,475
June 30, 1998   13.46   .55       .07      .62       ( .55)          13.53   4.70   (1.38)    (1.83)     4.08   24.95      22,729

Limited Term
California Fund
---------------

Class A
Year ended:
June 30, 1989   12.08   .77       .07      .84       ( .77)          12.15   7.17   (1.00)    (1.38)     6.27   58.80      12,794
June 30, 1990   12.15   .76      (.04)     .72       ( .76)          12.11   6.15   (1.00)    (1.22)     6.16   49.05      26,517
June 30, 1991   12.11   .75       .13      .88       ( .75)          12.24   7.45   (1.00)    (1.20)     6.08   39.66      33,487
June 30, 1992   12.24   .72       .24      .96       ( .72)          12.48   8.10   (1.00)    (1.10)     5.80   30.56      53,130
June 30, 1993   12.48   .65       .37     1.02       ( .65)          12.85   8.36   (1.00)    (1.06)     5.07   20.81      81,874
June 30, 1994   12.85   .58      (.28)     .30       ( .58)          12.57   2.37   (1.00)    (1.03)     4.51   15.26     111,723
June 30, 1995   12.57   .58       .04      .62       ( .58)          12.61   5.12   (1.00)    (1.04)     4.69   18.54      98,841
June 30, 1996   12.61   .58       .03      .61       ( .58)          12.64   4.94   (1.00)    (1.05)     4.59   22.68      94,379
June 30, 1997   12.64   .57       .11      .68       ( .57)          12.75   5.47   (1.00)    (1.03)     4.47   20.44      94,253
June 30, 1998   12.75   .55       .15      .70       ( .55)          12.90   5.57   (1.00)    (1.04)     4.25   21.21     122,231

Class C
9/1/94 <F(a)>  $12.55 $ .42     $ .07    $ .49      $( .42)         $12.62   3.98%  (1.63)%   (3.21)%    4.07%  18.54%       $790
 to 6/30/95                                                                          <F(c)>    <F(c)>    <F(c)>
Year ended
June 30, 1996   12.62   .53       .03      .56       ( .53)          12.65   4.46   (1.43)    (2.92)     4.16   22.68       2,444
June 30, 1997   12.65   .52       .11      .63       ( .52)          12.76   5.06   (1.40)    (2.15)     4.06   20.44       5,882
June 30, 1998   12.76   .50       .15      .65       ( .50)          12.91   5.14   (1.40)    (1.97)     3.85   21.21       7,843

<F(a)>  Commencement of operations.
<F(b)> Sales charges are not reflected in computing total return, which is not annualized for periods less than one year.
<F(c)> Annualized.

4                                                                                                                                5

                                                                                   Ratio of   Ratio of   Ratio of
                                                                                   Expenses   Expenses     Net
                                   Net              Distri-                         to         to      Investment           Net
                                Realized            butions Distri-                Average    Average    Income           Assets
              Net Asset            and     Total      from  butions Net             Net        Net       (Loss)           at end
               Value,          Unrealized   from      Net    from   Asset          Assets     Assets       to               of
              Beginning  Net      Gain   Investment Invest-  Net    Value,  Total  After      Before     Average Rate of  Period
Fiscal Year      of  Investment (Loss) on   Opera-    ment Realized End of  Return Expense    Expense      Net  Portfolio ('000's
or Period      Period  Income  Investments  tions   Income  Gains   Period  <F(b)> Reductions Reductions Assets Turnover  omitted)
-------------  ------ --------- -------- ---------- ------- ------- ------- ------ ---------- ---------- ------ --------- --------
Intermediate
National Fund
-------------

Class A
7/23/91 <F(a)> $12.06 $ .16     $ .05    $ .21      $( .16)         $12.11   1.77%  (0.25)%   (2.78)%    5.80%   3.40%      $9,719
 to 9/30/91                                                                          <F(c)>    <F(c)>    <F(c)>
Year ended:
Sept. 30, 1992  12.11   .78       .48     1.26       ( .78)          12.59  10.76   (0.48)    (1.19)     6.15   46.15       81,428
Sept. 30, 1993  12.59   .71       .88     1.59       ( .71)          13.47  13.01   (0.70)    (1.06)     5.37   14.29      182,319
Sept. 30, 1994  13.47   .67      (.72)    (.05)      ( .67) $( .02)  12.73   (.38)  (0.95)    (1.05)     5.23   27.37      207,718
Sept. 30, 1995  12.73   .68       .45     1.13       ( .68)          13.18   9.16   (1.00)    (1.08)     5.31   32.20      227,881
Sept. 30, 1996  13.18   .68       .05      .73       ( .68)          13.23   5.64   (1.00)    (1.09)     5.12   12.64      246,128
Sept. 30, 1997  13.23   .66       .23      .89       ( .66)          13.46   6.90   (1.00)    (1.05)     4.96   15.36      309,293
Six months ended
March 31, 1998  13.46   .32       .10      .42       ( .32)          13.56   3.13   (1.00)    (1.05)     4.71    7.78      340,600
                                                                                     <F(c)>    <F(c)>    <F(c)>

Class C
9/1/94 <F(a)>  $12.91 $ .05     $(.18)   $(.13)     $( .05)         $12.73   (.97)% (1.76)%   (1.76)%    4.51%  27.37%        $139
 to 9/30/94                                                                          <F(c)>    <F(c)>    <F(c)>
Year ended:
Sept. 30, 1995  12.73   .60       .47     1.07       ( .60)          13.20   8.60   (1.66)    (2.35)     4.62   32.20        4,001
Sept. 30, 1996  13.20   .63       .04      .67       ( .63)          13.24   5.14   (1.40)    (1.97)     4.73   12.64        7,586
Sept. 30, 1997  13.24   .61       .24      .85       ( .61)          13.48   6.55   (1.40)    (1.99)     4.55   15.36       11,292
Six months ended
March 31, 1998  13.48   .29       .09      .38       ( .29)          13.57   2.85   (1.40)    (1.57)     4.31    7.78       15,855
                                                                                     <F(c)>    <F(c)>    <F(c)>

Intermediate
New Mexico Fund
---------------

Class A
6/21/91 <F(a)> $12.06  $.23     $ .15    $ .38      $( .23)         $12.21   3.18%  (0.25)%   (1.32)%    6.57%  49.67%     $20,511
 to 9/30/91                                                                          <F(c)>    <F(c)>    <F(c)>
Year ended:
Sept. 30, 1992  12.21   .74       .43     1.17       ( .74)          12.64   9.98   (0.42)    (1.12)     5.76   32.15       71,034
Sept. 30, 1993  12.64   .65       .72     1.37       ( .65) $( .01)  13.36  10.96   (0.61)    (1.01)     4.95   10.33      128,590
Sept. 30, 1994  13.36   .60      (.63)    (.03)      ( .60)          12.72   (.26)  (0.90)    (1.04)     4.58    6.87      143,910
Sept. 30, 1995  12.72   .60       .40     1.00       ( .60)          13.12   8.10   (1.00)    (1.06)     4.71   17.06      136,742
Sept. 30, 1996  13.12   .63      (.03)     .60       ( .63)          13.09   4.68   (1.00)    (1.07)     4.81   10.88      131,307
Sept. 30, 1997  13.09   .64       .19      .83       ( .64)          13.28   6.51   (1.00)    (1.05)     4.88   10.06      145,850
six months ended
March 31, 1998  13.28   .31       .06      .37       ( .31)          13.34   2.78   (1.00)    (1.02)     4.61    4.09      154,290
                                                                                     <F(c)>    <F(c)>    <F(c)>


Intermediate
Florida Fund
------------

Class A
2/1/94 <F(a)>  $12.06  $.40     $(.52)   $(.12)     $( .40)         $11.54  (0.95)% (0.25)%   (1.95)%    5.09%  19.94%      $8,076
 to 9/30/94                                                                          <F(c)>    <F(c)>    <F(c)>
Year ended:
Sept. 30, 1995  11.54   .63       .29      .92       ( .63)          11.83   8.22   (0.38)    (1.44)     5.41   89.60       14,822
Sept. 30, 1996  11.83   .57       .05      .62       ( .57)          11.88   5.37   (0.61)    (1.34)     4.80   77.12       19,501
Sept. 30, 1997  11.88   .56       .26      .82       ( .56)          12.14   7.04   (0.83)    (1.13)     4.65   51.48       24,663
six months ended
March 31, 1998  12.14   .28       .08      .36       ( .28)          12.22   2.97   (0.97)    (1.09)     4.56   64.03       27,156
                                                                                     <F(c)>    <F(c)>    <F(c)>


Intermediate
New York Fund
-------------
9/4/97 <F(a)>  $12.50  $.52      $.21     $.73      $( .52)         $12.71   5.92%  (0.78)%   (1.19)%   4.99%   42.27%     $25,472
 to 6/30/98                                                                         <F(c)>    <F(c)>    <F(c)>

<F(a)> Commencement of operations.
<F(b)> Sales charges are not reflected in computing total return, which is not annualized for periods less than one year.
<F(c)> Annualized.

6                                                                         7

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

The graphs on the next page compare how $10,000 would have appreciated if invested in shares of the named Fund, a broad based securities market index, and the Consumer Price Index, a general measure of inflation. The table accompanying each graph shows average annual total return for the Fund for the designated period. Class A total return figures assume an investment of $10,000 at the public offering price for purchases up to $10,000; Class C total return figures assume an investment of $10,000.

Comparison of Fund performance to widely used indices is imperfect, because the indices do not reflect the ladder ed maturity strategy each Fund uses. Each index shown attempts to model the total return of a constant maturity bond portfolio, including bonds from throughout the United States. Each index also assumes no trading costs for buying and selling bonds, no custodial or accounting costs, and coupons are immediately reinvested at no transactional cost. Consequently, the reader should remain aware of the inherent limitations in comparing a theoretical index to actual results of a Fund portfolio.

Each Fund "ladders" or arrays the maturities of its bonds. The Limited Term Municipal Funds maintain a weighted average maturity using this technique which is normally no more than five years, while the Intermediate Municipal Funds' weighted average maturity is normally three to ten years.

    In general, interest rates have continued, with some fluctuations, to decline over the one-year period ending June 30, 1998. Interest rates have dropped more for long-term bonds than for short-term bonds, leading to a flatter yield curve. For instance, 30-year treasury bond yields fell 1.16% to 5.62%, while five-year bond yields fell 0.90% to 5.46%, and one-year bond yields dropped only 0.28% to 5.26%.

    The municipal bond market, facing the largest volume of supply in several years has underperformed the treasury bond market. Thirty-year AA rated municipal bond yields declined by .42% to 5.06% over the one-year period ending June 30, 1998. Meanwhile five-year AA-rated municipal bond yields declined by 0.41% to 4.50%. These yield declines have caused price increases of 1.17% and 3.08% for the five-year and ten-year bonds respectively. Over the same one-year period, the net asset values of Limited Term National and California Portfolios have increased 0.45% and 1.01%, respectively. The net asset values of the Intermediate Municipal Funds have similarly increased:
Intermediate National increased by 1.80%; Intermediate New Mexico Fund increased 1.44%; and Intermediate Florida Fund increased 2.09%. The Intermediate New York Fund's net asset value increased 1.68% from its inception on September 5, 1997 to June 30, 1998. While the net asset values of all of the Funds rose over the period described, the dividend yields of all but the Intermediate New York Fund declined slightly. If interest rates continue to fall, the net asset values of all the funds should continue to rise, but the dividend yields would be expected to decrease.

LIMITED TERM NATIONAL FUND

Index Comparison

Compares performance of the Limited Term National Fund, the Lehman 5-Year General Obligation Bond Index and the Consumer Price Index for the period October 1, 1984 to June 30, 1998. On June 30, 1998, the weighted average securities ratings of the Index and the Fund were AA and AA, respectively, and the weighted average portfolio maturities of the Index and the Fund were
5.0 years and 4.1 years, respectively. Class C shares became available on September 1, 1994. Past performance of the Index and the Fund may not be indicative of future performance.

        <This appears as a graph in the prospectus.>
Class A Shares
        FUND       Lehman         CPI
       A Shares    Government
       --------    ----------   ---------
 9/84  $ 9,746     $10,000      $10,000
12/84    9,928      10,448       10,151
 3/85   10,232      10,852       10,283
 6/85   10,677      11,400       10,355
 9/85   10,747      11,355       10,417
12/85   11,226      11,741       10,564
 3/86   11,739      12,628       10,522
 6/86   11,842      12,636       10,553
 9/86   12,177      13,103       10,616
12/86   12,471      13,447       10,702
 3/87   12,741      13,755       10,852
 6/87   12,656      13,629       10,983
 9/87   12,683      13,347       11,104
12/87   12,988      13,857       11,204
 3/88   13,402      14,289       11,294
 6/88   13,589      14,350       11,430
 9/88   13,838      14,514       11,545
12/88   14,013      14,601       11,649
 3/89   14,168      14,559       11,789
 6/89   14,580      15,244       11,955
 9/89   14,783      15,421       12,027
12/89   15,105      15,881       12,172
 3/90   15,239      15,959       12,404
 6/90   15,524      16,316       12,529
 9/90   15,715      16,488       12,781
12/90   16,085      17,034       12,948
 3/91   16,400      17,402       13,026
 6/91   16,704      17,706       13,117
 9/91   17,073      18,336       13,222
12/91   17,470      18,952       13,355
 3/92   17,628      18,904       13,435
 6/92   18,107      19,519       13,543
 9/92   18,509      20,010       13,624
12/92   18,822      20,328       13,747
 3/93   19,341      20,808       13,858
 6/93   19,780      21,298       13,941
 9/93   20,264      21,761       14,011
12/93   20,481      22,028       14,123
 3/94   20,050      21,332       14,208
 6/94   20,225      21,619       14,293
 9/94   30,324      21,784       14,408
12/94   20,178      21,713       14,466
 3/95   20,896      22,677       14,582
 6/95   21,390      23,254       14,713
 9/95   21,755      23,890       14,772
12/95   22,190      24,327       14,861
 3/96   22,232      24,403       15,010
 6/96   22,374      24,510       15,116
 9/96   22,703      24,909       15,237
12/96   23,070      25,452       15,374
 3/97   23,150      25,411       15,451
 6/97   23,595      26,044       15,498
 9/97   24,007      26,612       15,591
12/97   24,332      27,102       15,653
 3/98   24,552      27,420       15,669
 6/98   24,787      27,698       15,763

Average Annual Total Returns (at max. offering price)
A Shares One Year (12 mos. ended 6/30/98):  2.46%
Five Years:  4.09%
Ten Years:   5.92%
From Inception (9/28/84):  6.82%

        <This appears as a graph in the prospectus.>
Class C Shares
         FUND       Lehman        CPI
       C Shares    Government
       --------    ----------   ---------
 8/94  $10,000     $10,000      $10,000
 9/94    9,952       9,925       10,020
10/94    9,894       9,869       10,030
11/94    9,792       9,806       10,040
12/94    9,858       9,893       10,060
 1/95    9,969       9,988       10,090
 2/95   10,120      10,132       10,110
 3/95   10,193      10,293       10,141
 4/95   10,245      10,321       10,171
 5/95   10,405      10,547       10,202
 6/95   10,425      10,556       10,232
 7/95   10,483      10,703       10,243
 8/95   10,550      10,812       10,263
 9/95   10,586      10,844       10,273
10/95   10,663      10,890       10,304
11/95   10,740      10,982       10,314
12/95   10,786      11,043       10,335
 1/96   10,848      11,174       10,376
 2/96   10,838      11,136       10,408
 3/96   10,788      11,077       10,439
 4/96   10,786      11,060       10,470
 5/96   10,808      11,047       10,501
 6/96   10,847      11,125       10,512
 7/96   10,910      11,199       10,544
 8/96   10,932      11,222       10,565
 9/96   11,004      11,307       10,596
10/96   11,067      11,412       10,628
11/96   11,163      11,570       10,660
12/96   11,161      11,553       10,692
 1/97   11,192      11,584       10,703
 2/97   11,257      11,667       10,735
 3/97   11,197      11,535       10,746
 4/97   11,228      11,592       10,756
 5/97   11,309      11,719       10,767
 6/97   11,391      11,822       10,778
 . . .
 9/97   11,578      12,080       10,843
12/97   11,723      12,302       10,886
 3/98   11,817      12,446       10,897
 6/98   11,927      12,573       11,229

Average Annual Total Returns
C Shares One Year (12 mos. ended 6/30/98):  4.70%
From Inception (9/1/94):  _.__%
                                                                           9

LIMITED TERM CALIFORNIA FUND

Index Comparison

Compares performance of the Limited Term California Fund, the Lehman 5-Year General Obligation Bond Index and the Consumer Price Index for the period February 28, 1987 to June 30, 1998. On June 30, 1998, the weighted average securities ratings of the Index and the Fund were AA and AA, respectively, and the weighted average portfolio maturities of the Index and the Fund were
5.0 years and 4.8 years, respectively. Class C shares became available on September 1, 1994. Past performance of the Index and the Fund may not be indicative of future performance.

        <This appears as two side-by-side graphs in the prospectus>

Class A Shares                           Class C Shares
         FUND       Lehman       CPI              FUND       Lehman       CPI
       A Shares    Government                   C Shares    Government
       --------    ----------  -------          --------    ----------  -------
 1/87  $ 9,750     $10,000     $10,000    8/94  $10,000     $10,000     $10,000
 3/87    9,786      10,034      10,080    9/94    9,950       9,925      10,020
 6/87    9,857       9,942      10,202   10/94    9,887       9,869      10,030
 9/87    9,924       9,737      10,314   11/94    9,792       9,806      10,040
12/87   10,100      10,108      10,407   12/94    9,818       9,893      10,060
 3/88   10,375      10,424      10,491    1/95    9,926       9,988      10,090
 6/88   10,557      10,469      10,617    2/95   10,099      10,132      10,110
 9/88   10,733      10,588      10,724    3/95   10,164      10,293      10,141
12/88   10,885      10,651      10,820    4/95   10,231      10,321      10,171
 3/89   10,994      10,620      10,951    5/95   10,380      10,547      10,202
 6/89   11,313      11,121      11,105    6/95   10,398      10,556      10,232
 9/89   11,469      11,249      11,172    7/95   10,441      10,703      10,243
12/89   11,704      11,585      11,306    8/95   10,509      10,812      10,263
 3/90   11,814      11,642      11,522    9/95   10,561      10,844      10,273
 6/90   12,009      11,902      11,638   10/95   10,640      10,890      10,304
 9/90   12,140      12,028      11,872   11/95   10,719      10,982      10,314
12/90   12,496      12,426      12,027   12/95   10,756      11,043      10,335
 3/91   12,707      12,694      12,099    1/96   10,833      11,174      10,376
 6/91   12,904      12,916      12,184    2/96   10,828      11,136      10,408
 9/91   13,121      13,376      12,282    3/96   10,781      11,076      10,439
12/91   13,436      13,825      13,405    4/96   10,793      11,060      10,470
 3/92   13,566      17,790      12,480    5/96   10,805      11,047      10,502
 6/92   13,950      14,239      12,580    6/96   10,861      11,125      10,512
 9/92   14,261      14,597      12,655    7/96   10,925      11,199      10,544
12/92   14,448      14,829      12,770    8/96   10,953      11,222      10,565
 3/93   14,813      15,179      12,872    9/96   11,017      11,307      10,596
 6/93   15,116      15,537      12,949   10/96   11,089      11,412      10,628
 9/93   15,437      15,874      13,014   11/96   11,189      11,570      10,660
12/93   15,634      16,069      13,119   12/96   11,174      11,553      10,692
 3/94   15,308      15,562      13,197    1/97   11,195      11,584      10,703
 6/94   15,474      15,771      13,277    2/97   11,260      11,667      10,735
 9/94   15,495      15,891      13,383    3/97   11,200      11,535      10,746
12/94   15,300      15,839      13,437    4/97   11,228      11,592      10,756
 3/95   15,877      16,542      13,545    5/97   11,328      11,719      10,767
 6/95   16,266      16,964      13,667    6/97   11,410      11,822      10,778
 9/95   16,549      17,427      13,722    7/97   11,564      12,036      10,799
12/95   16,871      17,746      13,804    8/97   11,521      11,972      10,821
 3/96   16,927      17,802      13,943    9/97   11,613      12,080      10,843
 6/96   17,670      17,880      14,040   10/97   11,641      12,154      10,864
 9/96   17,332      18,171      14,153   11/97   11,679      12,192      10,875
12/96   17,597      18,567      14,281   12/97   11,789      12,302      10,886
 3/97   17,655      18,537      14,352    1/98   11,854      12,410      10,886
 6/97   18,004      18,999      14,395    2/98   11,883      12,425      10,897
 9/97   18,342      19,413      14,482    3/98   11,893      12,446      10,897
12/97   18,625      19,771      14,540    4/98   11,857      12,387      10,919
 3/98   18,808      20,002      14,555    5/98   11,959      12,534      10,951
 6/98   19,006      20,206      14,642    6/98   11,997      12,573      10,962

Average Annual Total Returns             Average Annual Total Returns
  (at max. offering price)
A Shares One Year (12 mos. ended         C Shares One Year (12 mos. ended
   6/30/98):  2.90%                         6/30/98):  _.__%
Five Years:  4.16%                       From Inception (9/1/94): _.__%
Ten Years:   5.79%
From Inception (2/19/87):  5.81%

INTERMEDIATE NATIONAL FUND

Index Comparison

Compares performance of the Intermediate National Fund, the Merrill Lynch Municipal Bond (7-12 year) Index and the Consumer Price Index, July 23, 1991 to March 31, 1998. On March 31, 1998, the weighted average securities ratings of the Index and the Fund were AA and A+, respectively, and the weighted average portfolio maturities of the Index and the Fund were 9.5 years and 8.0 years, respectively. Class C shares became available on September 1, 1994. Past performance of the Index and the Fund may not be indicative of future performance.

        <appears as two graphs side-by-side in the prospectus>
Class A Shares                           Class C Shares
         FUND       ML Muni      CPI              FUND       ML Muni     CPI
       A Shares    7-12 Yrs.                    C Shares    7-12 Yrs.
       --------    ---------   -------          --------    ---------  --------
 6/91  $ 9,648     $10,000     $10,000
 9/91    9,819      10,428      10,080
12/91   10,099      10,647      10,181
 3/92   10,207      10,593      10,243
 6/92   10,586      10,982      10,325
 9/92   10,876      11,220      10,387
12/92   11,090      11,440      10,480
 3/93   11,496      11,834      10,565
 6/93   11,847      12,164      10,628
 9/93   12,291      12,456      10,681
12/93   12,453      12,682      10,767
 3/94   12,039      12,114      10,832
 6/94   12,160      12,187      10,897    8/94  $10,000     $10,000     $10,000
 9/94   12,244      12,306      10,984    9/94    9,903       9,848      10,020
12/94   12,145      12,227      11,028   12/94    9,813       9,785      10,060
 3/95   12,742      12,860      11,117    3/95   10,286      10,291      10,141
 6/95   13,066      13,334      11,217    6/95   10,530      10,671      10,232
 9/95   13,365      13,573      11,262    9/95   10,754      10,862      10,273
12/95   13,751      14,054      11,330   12/95   11,052      11,247      10,335
 3/96   13,699      14,059      11,443    3/96   11,000      11,251      10,439
 6/96   13,814      14,107      11,524    6/96   11,082      11,290      10,512
 9/96   14,120      14,398      11,616    9/96   11,307      11,523      10,596
12/96   14,363      14,762      11,721   12/96   11,499      11,814      10,692
 3/97   14,413      14,729      11,779    3/97   11,528      11,787      10,746
 6/97   14,772      15,218      11,815    6/97   11,803      12,179      10,778
 9/97   15,094      15,682      11,886    9/97   12,048      12,550      10,843
12/97   15,397      16,087      11,933   12/97   12,227      12,874      10,886
 3/98   15,567      16,276      11,945    3/98   12,391      13,025      10,897
 6/98   15,759      16,508      12,017    6/98   12,541      13,211      10,962

Average Annual Total Returns             Average Annual Total Returns
   (at max. offering price)
A Shares One Year (12 mos. ended         C Shares One Year (12 mos. Ended
   3/31/98):  _.__%                         3/31/98):  _.__%
5 Years:  _.__%                          From Inception (9/1/94):  _.__%
From Inception (7/23/91):  _.__%

INTERMEDIATE NEW MEXICO FUND

Index Comparison

Compares performance of the Intermediate New Mexico Fund, the Merrill Lynch Municipal Bond (7-12 year) Index and the Consumer Price Index, June 18, 1991 to March 31, 1998. On March 31, 1998, the weighted average securities ratings of the Index and the Fund were AA and AA, respectively, and the weighted average portfolio maturities of the Index and the Fund were 9.5 years and 7.0 years, respectively. Past performance of the Index and the Fund may not be indicative of future performance.

        <This appears as a graph in the prospectus.>
         FUND       ML Muni       CPI
       A Shares    7-12 Yrs.
       --------    ---------   ---------
 5/91  $ 9,650     $10,000     $10,000
 9/91    9,957      10,375      10,100
12/91   10,260      10,593      10,202
 3/92   10,329      10,539      10,263
 6/92   10,686      10,926      10,345
 9/92   10,950      11,162      10,408
12/92   11,145      11,381      10,501
 3/93   11,490      11,773      10,586
 6/93   11,789      12,102      10,649
 9/93   12,150      12,392      10,703
12/93   12,294      12,617      10,788
 3/94   11,936      12,052      10,853
 6/94   12,012      12,125      10,919
 9/94   12,119      12,243      11,006
12/94   12,059      12,164      11,050
 3/95   12,593      12,794      11,139
 6/95   12,859      13,266      11,239
 9/95   13,100      13,504      11,284
12/95   13,404      13,982      11,352
 3/96   13,358      13,987      11,466
 6/96   13,450      14,035      11,547
 9/96   13,713      14,325      11,639
12/96   13,967      14,687      11,744
 3/97   14,012      14,653      11,803
 6/97   14,305      15,141      11,838
 9/97   14,606      15,602      11,910
12/97   14,874      16,005      11,957
 3/98   15,012      16,193      11,969
 6/98   15,203      16,424      12,041

Average Annual Total Returns (at max. offering price)
A Shares One Year (12 mos. ended 3/31/98): _.__%
5 Years:  _.__%
From Inception (6/21/91):  _.__%

INTERMEDIATE FLORIDA FUND

Index Comparison

Compares performance of Intermediate Florida Fund, the Merrill Lynch Municipal Bond (7-12 year) Index and the Consumer Price Index, February 1, 1994 to March 31, 1998. On March 31, 1998, the weighted average securities ratings of the Index and the Fund were AA and AA+, respectively, and the weighted average portfolio maturities of the Index and the Fund were 9.5 years and 8.8 years, respectively. Past performance of the Index and the Fund may not be indicative of future performance.

        <This appears as a graph in the prospectus.>
        FUND       ML Muni       CPI
       A Shares    7-12 Yrs.
       --------    ---------   ---------
 1/94  $ 9,648     $10,000     $10,000
 2/94    9,568       9,726      10,030
 3/94    9,350       9,466      10,060
 6/94    9,481       9,524      10,121
 9/94    9,557       9,617      10,202
12/94    9,492       9,555      10,243
 3/95    9,936      10,049      10,325
 6/95   10,148      10,420      10,418
 9/95   10,342      10,607      10,460
12/95   10,595      10,982      10,523
 3/96   10,607      10,987      10,628
 6/96   10,716      11,024      10,703
 9/96   10,897      11,252      10,789
12/96   11,090      11,536      10,886
 3/97   11,153      11,510      10,940
 6/97   11,387      11,892      10,973
 9/97   11,665      12,255      11,039
12/97   11,897      12,572      11,083
 3/98   12,011      12,719      11,095
 6/98   12,168      12,901      11,161

Average Annual Total Returns (at max. offering price)
A Shares One Year (12 mos. ended 3/31/98):  _.__%
From Inception (2/01/94):  _.__%

    INTERMEDIATE NEW YORK FUND

Index Comparison

Compares performance of Intermediate New York Fund, the Merrill Lynch Municipal Bond (7-12 year) Index and the Consumer Price Index, September 4, 1997 to June 30, 1998. On June 30, 1998, the weighted average securities ratings of the Index and the Fund were AA and ___, resepctively, and the weighted average portfolio maturities of the Index and the Fund were 9.5 years and ___ years, respectively. Past performance of the Index and the Fund may not be indicative of future performance.

        <This appears as a graph in the prospectus.>
        FUND       ML Muni       CPI
       A Shares    7-12 Yrs.
       --------    ---------   ---------
9/4/97  10,000      10,000      10,000
 9/97   11,153      11,510      10,940
10/97   11,387      11,892      10,973
11/97   11,665      12,255      11,039
12/97   11,897      12,572      11,083
 1/98
 2/98
 3/98   12,011      12,719      11,095
 4/98
 4/98
 6/98   12,168      12,901      11,161

Average Annual Total Returns (at max. offering price)
A Shares One Year (12 mos. ended 3/31/98):  _.__%
From Inception (9/04/97):  _.__%

INVESTMENT OBJECTIVES AND POLICIES

The primary investment objective of each Fund is to obtain as high a level of current income exempt from federal income tax as is consistent, in the view of TMC, with preservation of capital. Each single state Fund will invest primarily in Municipal Obligations originating in its state with the object of obtaining exemption of interest dividends from any income taxes imposed by that state on individuals. The Intermediate New York Fund has the additional objective of obtaining exemption of its income dividends from the New York City individual income tax. The Intermediate Florida Fund and the Intermediate Pennsylvania Fund have the additional objective of obtaining exemption from ad valorem taxes imposed by those states on securities held by individuals. The secondary objective of the Limited Term Funds is to minimize expected fluctuations in net asset value relative to longer intermediate and long-term bond portfolios. The secondary objective of the Intermediate Funds is to reduce fluctuations in net asset value relative to long-term municipal bond portfolios, while seeking higher yields than the Limited Term Municipal Funds expect to receive. There is a risk in all investments, however, and there is no assurance that the Funds' objectives will be achieved. Income otherwise exempt from federal income tax may be subject to the federal alternative minimum tax, and distributions from gains attributable to market discount are characterized as ordinary income for federal income tax purposes. The primary and secondary investment objectives of each Fund are fundamental policies of that Fund, and may not be changed without a vote of the Fund's shareholders.

Each Fund will pursue its primary objective by investing in a portfolio of investment grade or equivalent obligations which are issued by states and state agencies, and local governments and agencies, and by United States territories and possessions ("Municipal Obligations"). Each single state Fund will invest primarily in Municipal Obligations originating in the state of the same name. Municipal Obligations are discussed below under the caption "Municipal Obligations," and investment grade ratings are discussed below under the caption "Investment Ratings."

Each of the Limited Term Funds will seek to achieve its secondary objective of minimizing fluctuations in net asset value by maintaining a portfolio of investments with a dollar-weighted average maturity normally not exceeding five years. Each Intermediate Fund will seek to achieve its secondary objective of obtaining lower share price fluctuation than a long-term portfolio and obtaining higher yields than a limited term portfolio by maintaining a dollar-weighted average portfolio maturity normally between three and ten years. Any Intermediate Fund may maintain a portfolio maturity shorter than three years as a defensive strategy during abnormal market conditions. If your sole objective is preservation of capital, then the Funds may not be suitable for you because their net asset values will vary as market interest rates fluctuate. Investors whose sole objective is preservation of capital may wish to consider a high quality money market fund.

Except to the extent a Fund is invested in temporary investments for defensive purposes, the objective of each Fund under normal conditions is to invest 100% of its net assets in Municipal Obligations. As a fundamental policy which may not be changed without a vote of the Fund's shareholders, each Fund must normally invest at least 80% of its net assets in Municipal Obligations. Under normal conditions each single state Fund will invest 100%, and as a matter of fundamental policy, will invest at least 65% of its total assets in Municipal Obligations which originate in the state having the same name as the Fund. Any Fund may purchase obligations issued by or on behalf of territories or possessions of the United States and their agencies and instrumentalities.

The Funds have reserved the right to invest up to 20% of each Fund's net assets in "temporary investments" in taxable securities (of comparable quality to the above tax-exempt investments) that would produce interest not exempt from federal income tax. Such temporary investments, which may include repurchase agreements with dealers, banks or recognized financial institutions that in the opinion of TMC represent minimal credit risk, may be made due to market conditions, pending investment of idle funds or to afford liquidity. Such investments are, like any investment, subject to market risks and fluctuations in value. In addition, each Fund's temporary taxable investments may exceed 20% of its net assets when made for defensive purposes during periods of abnormal market conditions. The Funds do not expect to find it necessary to make temporary investments in taxable investments.

MUNICIPAL OBLIGATIONS

Municipal Obligations are obligations bearing interest exempt from federal income taxes, which are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities. Municipal Obligations include notes (including tax-exempt commercial paper), bonds, municipal leases and participation interests in these obligations. Interest on Municipal Obligations may be subject to the alternative minimum tax or state income taxes. See "Federal Taxes."

The yields on Municipal Obligations are dependent on a variety of factors, including the condition of the general money market and the Municipal Obligation market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of outstanding Municipal Obligations will vary with changes in prevailing interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments. Variations in market value of Municipal Obligations held in a Fund's portfolio arising from these or other factors will cause changes in the net asset value of that Fund's shares. See "How Fund Shares Are Priced." Municipal Obligations often grant the issuer the option to pay off the obligation prior to its final maturity. Prepayment of Municipal Obligations may reduce the expected yield on invested funds, the net asset value of a Fund, or both if interest rates have declined below the level prevailing when the obligation was purchased. If interest rates have declined, reinvestment of the proceeds from the prepayment of Municipal Obligations may result in a lower yield to a Fund. In addition, the federal income tax treatment of gains from market discount as ordinary income may increase the price volatility of Municipal Obligations.

Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the United States Bankruptcy Code. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially and adversely affected.


VARIABLE RATE SECURITIES; INVERSE FLOATERS; AND DEMAND INSTRUMENTS

The Funds may purchase variable rate Municipal Obligations. These variable rate securities bear rates of interest that are adjusted periodically according to formulas intended to reflect market rates of interest, and these may include "inverse floaters," whose rates vary inversely with changes in market rates of interest. The values of inverse floaters will tend to be more volatile than fixed rate municipal securities having similar credit quality, redemption provisions, and maturity. No Fund will invest more than 10% of its total assets in securities whose rates vary inversely with changes in market rates of interest. Each Fund also may purchase variable rate demand instruments and also may purchase fixed rate municipal demand instruments either in the public market or privately from banks, insurance companies and other financial institutions. These instruments provide for periodic adjustment of the interest rate paid to the holder. The "demand" feature permits the holder to demand payment of principal and interest prior to the final stated maturity, either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the instrument.

MUNICIPAL LEASES

Each Fund may invest in Municipal Leases. These obligations are used by state and local governments to acquire a wide variety of equipment and facilities.
 Many such obligations include "non-appropriation" clauses which provide that the governmental issuer has no obligation to make payments unless money is appropriated for that purpose. If an issuer stopped making payment on a Municipal Lease held by a Fund, the Lease would lose some or all of its value. Often, a Fund will not hold the obligation directly, but will purchase a "participation interest" in the obligation, which gives the Fund an undivided interest in the underlying Municipal Lease. Some Municipal Leases may be illiquid under certain circumstances, and TMC will evaluate the liquidity of each Municipal Lease upon its acquisition by a Fund and periodically while it is held.

SECURITIES RATINGS AND  CREDIT QUALITY

Each Fund's assets will normally consist of (1) Municipal Obligations (including Municipal Leases) or participation interests therein that are rated at the time of purchase within the four highest grades by Moody's Investors Service ("Moody's"), Fitch Investors Service ("Fitch"), or Standard & Poor's Corporation ("S&P"), (2) Municipal Obligations (including Municipal Leases) or participation interests therein that are not rated by a rating agency, but are issued by obligors that either have other comparable debt obligations that are rated within the four highest grades (Baa or BBB or better) by Moody's or S&P or Fitch or, in the case of obligors whose obligations are unrated, are deemed by TMC to be comparable with issuers having such debt ratings, and (3) cash. Securities rated in the described categories are described as "investment grade," and are regarded as having a capacity to pay interest and repay principal that varies from "extremely strong" to "adequate." According to S&P, for example, BBB bonds normally exhibit adequate protection parameters, although adverse economic conditions or other changes are more likely to lead to a weakened capacity compared to higher rated categories, and AAA bonds exhibit extremely strong capacity. Securities rated Baa are regarded by Moody's as having some speculative characteristics. Securities rated BBB by Fitch are considered to have adequate capacity, although adverse changes in economic conditions and circumstances are more likely to have an adverse impact than for higher rated categories. Please see the Statement of Additional Information for Thornburg Investment Trust - Intermediate Municipal Funds or the Statement of Additional Information for Thornburg Limited Term Municipal Fund, Inc. for detailed descriptions of these ratings.

Investments in Municipal Obligations may also include (i) variable rate demand instruments that are rated within the two highest grades of either rating agency or, if unrated, are deemed by TMC to be of high quality and minimal credit risk, (ii) tax-exempt commercial paper that is rated within the two highest grades of a rating agency, and (iii) municipal notes that are rated within the two highest grades of a rating agency or, if unrated, are deemed by TMC to be of comparable quality to such rated municipal notes. To the extent that unrated Municipal Obligations may be less liquid, there may be somewhat greater risk in purchasing unrated Municipal Obligations than in purchasing comparable, rated Municipal Obligations. If a Fund experienced unexpected net redemptions, it could be forced to sell such unrated Municipal Obligations at disadvantageous prices without regard to the Obligations' investment merits, depressing the Fund's net asset value and possibly reducing the Fund's overall investment performance.

Credit ratings do not reflect the risk that market values of Municipal Obligations will fluctuate with changes in interest rates, and credit rating firms may fail to change credit ratings in a timely fashion to reflect events subsequent to initial ratings. Accordingly, in addition to using credit rating information, TMC subjects each issue under consideration for investment to its own credit analysis in an effort to assess the issuer's financial soundness. This analysis is performed on a continuing basis for all issues held by the Funds, and TMC may determine to dispose of portfolio securities upon a change in ratings or adverse events or market conditions not reflected in ratings. TMC evaluates the credit quality of unrated Municipal Obligations purchased by each Fund under the general supervision of its Directors or Trustees, and determines the equivalency of unrated obligations to rated obligations.

WHEN-ISSUED TRANSACTIONS

Each Fund may purchase Municipal Obligations on a "when-issued" or delayed delivery basis, which means that the securities are not delivered until a future date that may be as many as 45 days after the Fund has agreed to the purchase. These transactions may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser before delivery of the securities, and at the time of delivery the market value may be less than cost. When a Fund agrees to purchase Municipal Obligations on a "when-issued" basis, it will maintain high grade liquid debt assets equal in value to the purchase price of the "when-issued" securities in a segregated account with its custodian bank.

INVESTMENT RESTRICTIONS

Each of the Funds is subject to the restriction that it will not purchase any investment or enter into any transactions if, as a result, more than 10% of the Fund's net assets will be illiquid investments. Each of the Funds is subject to other investment restrictions, which are described in that Fund's Statement of Additional Information.

SPECIAL CONSIDERATIONS AFFECTING SINGLE-STATE FUNDS

Each of the single-state Intermediate Municipal Funds is a non-diversified series of Thornburg Investment Trust, and each therefore may invest more than five percent of its portfolio assets in the securities of a single issuer, provided that it may not purchase any security (other than securities issued or guaranteed as to principal or interest by the United States or its instrumentalities) if, as a result, more than five percent of the Trust's total assets would be invested in securities of a single issuer. All other Funds are diversified series. Because each of the single state Funds will purchase primarily Municipal Obligations originating from within its state, an investment in a single state Fund may be riskier than an investment in either the Limited Term National Fund or the Intermediate National Fund, which purchase Municipal Obligations from throughout the United States.

    Local economic factors could have varying effects on the obligations owned by each single state Fund. In particular, the California economy, although improving rapidly, is dependent upon the high technology industry, and somewhat dependent upon exports to Asia. If the current Asian economic slump continues or worsens, it could impair the ability of certain California state and municipal issuers to pay their obligations. Taxpayer initiatives, competitive forces, particularly in the electric utility industry, and reallocation of certain revenues previously available to county and local governments could reduce the revenue available to some California issuers. Lower taxes available in some New Mexico locales, and reductions in staffing at research and military facilities at Los Alamos, White Sands and Albuquerque could adversely affect the ability of nearby municipalities to meet their obligations. Florida has experienced rapid economic growth. While the economy has broadened, this growth has brought pressure for more infrastructure, educational facilities, and other improvements. Although recent state budgets have been balanced, over-dependence on the sensitive sales tax creates vulnerability to recession and to slower growth in the tax base in the future. Also, health care, educational and correctional program cost increases could impose future financial and budgetary pressures on the state, and recent law changes may restrict future tax increases. New York State has a diverse economy, growing personal income, and strength in consumer spending and tourism, but has not participated uniformly with other regions in the national economic recovery of 1991 through 1998. Although employment growth is somewhat weak, growth in personal income has resulted in some increase in government revenues. The state, however, has not taken advantage of revenue increases to reduce the state's substantial accumulated deficits and establish reserves. Consequently the financial stability and credit of the state and many of its agencies and political subdivisions could be vulnerable to consumer spending reductions, national economic weakness or changes in federally mandated programs. The state's chronic budget difficulties, while helped recently by some spending reductions and strong tax revenues, also may be aggravated by tax cuts unless further spending reductions are implemented.

YOUR ACCOUNT -
BUYING FUND SHARES IN GENERAL

Each Fund offers Class A shares, and Limited Term National Fund, Limited California Fund and Intermediate National Fund offer Class C shares. Each of a Fund's shares represents an equal undivided interest in the Fund's assets, and each Fund has common investment objectives and a common investment portfolio. Each class may have varying annual expenses and sales charge structures, which may affect performance.

Class A shares are sold subject to a sales charge which is deducted at the time you purchase your shares. TSC deducts the Class A sales charge shown in the table on page 17 and invests the balance of your investment at net asset value. This class also pays a service fee. Class C shares are sold at net asset value, subject to payment of a sales charge if redeemed within one year of purchase. Class C shares also pay both a service and a distribution fee. The various service or service and distribution fees are Fund expenses which are deducted from each class's annual income. If you do not specify a class of shares in your order, your money will be invested in Class A shares of the Fund you purchase.

Financial advisors and others who sell shares of the Fund receive different compensation for selling different classes of the Funds' shares. Shares of the Funds may be purchased through investment dealers, brokers or agents "financial advisors") who have agreements with the Funds' distributor, Thornburg Securities Corporation (TSC), or through TSC in those states where TSC is registered. Although shares of the National Funds generally are available in most states, shares of the single state Funds are or will be available only in their respective states and certain other states where those Funds are qualified for sale. All orders are subject to acceptance by the Funds, and the Funds and TSC reserve the right to refuse any order in whole or in part.

Each Fund also may issue one or more other classes of shares not offered through this Prospectus. Different classes may have different sales charges and other expenses which may affect performance. Investors may telephone the Funds' distributor, TSC, at (800) 847-0200 to obtain more information concerning the various classes of shares which may be available to them through their sales representatives. Investors may also obtain information respecting the different classes of shares through their sales representative or other person who is offering or making available shares of the Funds.

NET ASSET VALUE

When you purchase shares, the price is based on the net asset value (NAV) next determined after receipt of your order. The net asset value is the value of a share, and is computed for each class of a Fund by adding the value of investments, cash and other assets for the class, subtracting liabilities, and then dividing by the number of shares outstanding. Share price is normally calculated at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open for business.

BUYING CLASS A SHARES

When you buy Class A shares the sales charge applicable to your investment is deducted from the price you pay and the balance is invested at NAV. The sales charge is shown in the table below.

Because the fees for Class A shares of each Fund are lower than the fees for Class C shares of the same Fund, Class A shares of each Fund pay higher dividends than Class C shares of the same Fund. The deduction of the initial sales charge, however, means that you purchase fewer Class A shares than Class C shares of each Fund for a given amount invested.

If you are in any of the special classes of investors who can buy Class A shares at net asset value or at a reduced sales charge, you should consider buying Class A shares. If you are planning a large purchase or purchases under the Right of Accumulation or Letter of Intent you should consider if your overall costs will be lower by buying Class A shares, particularly if you plan to hold your shares for an extended period of time.

                                                 Class A Shares                       Dealer Concession
                                               Total Sales Charge                  or Agency Commission
                                    As Percentage            As Percentage              As Percentage
                                  of Offering Price       of Net Asset Value          of Offering Price
Limited Term Municipal Funds
----------------------------
Less than $50,000.00               2.50%                           2.56%                    2.10%
$50,000 to 99,999.99               2.25%                           2.30%                    1.85%
$100,000 to 249,999.99             1.75%                           1.78%                    1.50%
$250,000 to 499,999.99             1.50%                           1.52%                    1.25%
$500,000 to 999,999.99             1.00%                           1.01%                     .85%
$1,000,000 and up                  0.00%                           0.00%                      *

Intermediate Municipal Funds
----------------------------
Less than $50,000.00               3.50%                           3.63%                    3.00%
$50,000 to 99,999.99               3.00%                           3.09%                    2.75%
$100,000 to 249,999.99             2.50%                           2.56%                    2.25%
$250,000 to 499,999.99             2.00%                           2.04%                    1.75%
$500,000 to 999,999.99             1.50%                           1.52%                    1.25%
$1,000,000 and up                  0.00%                           0.00%                      *


    * No sales charge will be payable at the time of purchase on investments of $1 million of more made by a purchaser. A contingent deferred sales charge will be imposed on these investments in the event of a share redemption within one year following the share purchase at the rate of 1/2 of 1%. In determining whether such a sales charge is payable and the amount of any charge, it is assumed that shares not subject to the charge are the first redeemed followed by other shares held for the longest period of time. The applicability of these charges will be unaffected by transfers of registration. TSC or TMC intend to pay a commission of up to 1/2 of 1% to dealers who place orders of $1 million or more for a single purchaser.

      At certain times, for specific periods, TSC may reallow up to the full sales charge to all dealers who sell Fund shares. These "full reallowances" may be based upon the dealer reaching specified minimum sales goals. TSC will reallow the full sales charge only after notifying all dealers who sell Fund shares. During such periods, dealers may be considered underwriters under securities laws. TMC or TSC also may pay additional cash or non-cash compensation to dealer firms which have selling agreements with TSC. Those firms may pay additional compensation to financial advisors who sell Fund shares.
      Non-cash compensation may include travel and lodging in connection with seminars or other educational programs.

LETTERS OF INTENT. If you intend to invest, over the course of 13 or fewer months, an amount of money that would qualify for a reduced sales charge if it were made in one investment, you can qualify for the reduced sales charge on the entire amount of your investment by signing a "Letter of Intent"
(LOI). Each investment you make during the 13 months will be charged the reduced sales commission applicable to the amount stated in your LOI. You do not have to reach the goal you set. If you don't, you will have to pay the difference between the sales charge you would have paid and the sales charge you did pay. You may pay this amount directly to TSC, or TSC will redeem a sufficient number of your shares in the Fund to obtain the difference.

RIGHTS OF ACCUMULATION. Each time the value of your account plus the amount of any new investment passes one of the breakpoints illustrated in the table above, the amount of your new investment in excess of the breakpoint will be charged the reduced sales charge applicable to that range.

WAIVERS. You may purchase Class A shares of each Fund with no sales charge if you notify TSC or the Funds' transfer agent, NFDS, at the time you purchase shares that you belong to one of the categories below. If you do not provide such notification at the time of purchase, your purchase will not qualify for the waiver of sales charge.

 A SHAREHOLDER WHO REDEEMED CLASS A SHARES OF A THORNBURG FUND. For two years after such a redemption you will pay no sales charge on amounts that you reinvest in Class A shares of one of the Funds covered by this prospectus, up to the amount you previously redeemed.

 AN OFFICER, TRUSTEE, DIRECTOR, OR EMPLOYEE OF TMC (or any investment company managed by TMC), TSC, any affiliated Thornburg Company, the Funds' Custodian bank or Transfer Agent and members of their families including trusts established for the benefit of the foregoing.

                                                                          17


EMPLOYEES OF BROKERAGE FIRMS who are members in good standing with the National Association of Securities Dealers, Inc. (NASD); employees of financial planning firms who p lace orders for the Fund through a member in good standing with NASD; the families of both types of employees. Orders must be placed through an NASD member firm who has signed an agreement with TSC to sell Fund shares.

CUSTOMERS of bank trust departments, companies with trust powers, investment dealers and investment advisors who charge fees for service, including investment dealers who utilize wrap fee or similar arrangements. Accounts established through these persons are subject to conditions, fees and restrictions imposed by these persons.

INVESTORS PURCHASING $1 MILLION OR MORE. However, a contingent deferred sales charge of 1/2 of 1% applies to shares redeemed within one year of purchase.

THOSE PERSONS WHO ARE DETERMINED BY THE DIRECTORS OR TRUSTEES OF THE FUND to have acquired their shares under special circumstances not involving any sales expenses to the Funds or Distributor.

PURCHASES PLACED THROUGH A BROKER THAT MAINTAINS ONE OR MORE OMNIBUS ACCOUNTS WITH THE FUNDS provided that such purchases are made by: (i) investment advisors or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; (ii) clients of such investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent; and (iii) retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Sections 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts." Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

PROCEEDS FROM A LOAD FUND REDEMPTION. You may purchase shares of any Fund at net asset value without a sales charge to the extent that the purchase represents proceeds from a redemption (within the previous 60 days) of shares of another mutual fund which has a sales charge. When making a direct purchase at net asset value under this provision, the Fund must receive one of the following with your direct purchase order: (i) the redemption check representing the proceeds of the shares redeemed, endorsed to the order of the Fund, or (ii) a copy of the confirmation from the other fund, showing the redemption transaction. Standard back office procedures should be followed for wire order purchases made through broker dealers. Purchases with redemptions from money market funds are not eligible for this privilege. This provision may be terminated anytime by TSC or the Funds without notice.

BUYING CLASS C SHARES

You can buy Class C shares of Limited Term National Fund, Limited Term California Fund or Intermediate National Fund at NAV but you will pay a contingent deferred sales charge (CDSC) of 1/2 of 1% on shares of Limited Term Funds and 6/10 of 1% on shares of the Intermediate National Fund if you redeem your shares within one year of purchase. The CDSC will be imposed upon the lower of the purchase price or net asset value at redemption of each share redeemed. The CDSC is not imposed upon shares you buy by reinvesting dividends or capital gain distributions. Maximum purchase amount for Class C shares is less than $1 million. Class C shares are charged higher annual expenses than Class A shares.

If your investment horizon is relatively short and you do not qualify to purchase Class A shares at a reduced sales charge, you should consider purchasing Class C shares.

OPENING AN ACCOUNT
___________________________________________________________________________
Buying Shares             To Open an Account       To Add to an Account
---------------------------------------------------------------------------
In                        Minimum                  Minimum
--                        -------                  -------
Regular Accounts          $5,000                   $  100
Automatic Investment
 Plans                    $  100                   $  100

Through Your Financial    Consult with your        Consult with your
 Advisor                  financial advisor.       financial advisor

By Telephone              Exchange from another    Exchange from another
1-800-847-0200            Thornburg Fund account   Thornburg Fund account
                          with the same registra-  with the same registra-
                          tion, including name,    tion, including name,
                          address, and taxpayer    address, and taxpayer
                          ID number.               ID number.

By Mail                   Complete and sign the    Make your check payable
                          application. Make your   to the applicable
                          check payable to the     Thornburg Fund.  Indicate
                          applicable Thornburg     your Fund account number
                          Fund. Mail to the        on your check and mail to
                          address indicated on the the address printed on
                          application.             your account statement.

Automatic Investment      Use one of the above     Use Automated Clearing
Plan                      procedures to open your  House funds. Sign up for
                          account. Obtain an       this service when opening
                          Automatic Investment     your account, or call
                          Plan form to sign up     1-800-847-0200 to add
                          for this service.        to it.

Complete and sign an account application and give it, along with your check, to your financial advisor. You may also open your account by wire or mail as described above. If there is no application accompanying this prospectus, call 1-800-847-0200.

If you buy shares by check and then redeem those shares, the payment may be delayed for up to 15 business days to ensure that your previous investment has cleared.
                                                                          19

STREET NAME OWNERSHIP OF SHARES

Some securities dealers offer to act as owner of record of Fund shares as a convenience to investors who are clients of those firms and shareholders of an individual Fund. Neither the Fund nor the Transfer Agent can be responsible for failures or delays in crediting shareholders for dividends or redemption proceeds, or for delays in reports to shareholders if a shareholder elect s to hold Fund shares in street-name through a brokerage firm account rather than directly in the shareholder's own name. Further, neither the Fund nor the Transfer Agent will be responsible to the investor for any loss to the investor due to the brokerage firm's failure, its loss of property or funds, or its acts or omissions. Prospective investors are urged to confer with their financial advisor to learn about the different options available for owning mutual fund shares. You may receive share certificates or hold shares in your name with the Transfer Agent upon request.

SELLING FUND SHARES

You can withdraw money from your Fund account at any time by redeeming some or all of your shares (by selling them back to the Fund or by selling the shares through you r financial advisor). Your shares will be purchased by the Fund at the next share price (NAV) calculated after your order is received in proper form. The amount of the CDSC, if any, will be deducted and the remaining proceeds sent to you. No CDSC is imposed on the amount by which the value of a share may have appreciated. Similarly, no CDSC is imposed on shares obtained through reinvestment of dividends or capital gains. Shares not subject to a CDSC will be redeemed first. Share price is normally calculated at 4 p.m. Eastern time.

To sell shares in an account, you may use any of the methods described on the following page.

If you are selling some but not all of your shares, leave at least $1,000 worth of shares in the account to keep it open.

CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and your Fund from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

 * You wish to redeem more than $10,000 worth of shares,
 * Your account registration has changed within the last 30 days,
 * The check is being mailed to a different address than the one on your account (record address),
 * The check is being made payable to someone other than the account owner, or
 * The redemption proceeds are being transferred to a Thornburg account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, savings association or participant in the Securities Transfer Agent Medallion Program (STAMP). A notary public cannot provide a signature guarantee.

TELEPHONE REDEMPTION. If you completed the telephone redemption section of your application when you first purchased your shares, you may easily redeem any class of shares of any Fund by telephone simply by calling a Fund Customer Service Representative. Money can be wired directly to the bank account designated by you on the application or sent to you in a check. The Funds' Transfer Agent may charge a fee for a bank wire. This fee will be deducted from the amount wired.

If you did not complete the telephone redemption section of your application, you may add this feature to your account by calling the Fund for a telephone redemption application. Once you receive it, please fill it out, have it signature guaranteed and send it to:

 NFDS
 c/o Thornburg Funds
 P.O. Box 419017
 Kansas City, MO 64141-6017

The Funds, TSC, TMC and the Funds' Transfer Agent are not responsible for, and will not be liable for, the authenticity of withdrawal instructions received by telephone or the delivery or transmittal of the redemption proceeds if they follow instructions communicated by telephone that they reasonably believe to be genuine. By electing telephone redemption you are giving up a measure of security you otherwise may have by redeeming shares only with written instructions, and you may bear the risk of any losses resulting from telephone redemption. The Funds' Transfer Agent will attempt to implement reasonable procedures to prevent unauthorized transactions and the Funds or their Transfer Agent could be liable if these procedures are not employed. These procedures will include recording of telephone transactions, providing written confirmation of such transactions within 5 days, and requesting certain information to better confirm the identity of the caller at the time of the transaction.

____________________________________________________________________________
Redeeming Shares          Account Type           Special Requirements
----------------------------------------------------------------------------
Through Your Financial    All account types      Consult with your financial
Advisor                                          advisor.  Your financial
                                                 advisor may charge a fee.

By Mail                   Individual, Joint      The letter of instruction
                          Tenant, Sole Pro-      must be signed by all
                          prietorship, UGMA,     persons required to sign
                          UTMA                   for transactions, exactly as
 Send to: NFDS                                   their names appear on the
 c/o Thornburg Funds                             account, and must include:
 P.O. Box 419017                                  * Your name,
 Kansas City, MO                                  * The Fund's name,
 64141-6017                                       * Your Fund account
                                                    number,

                                                  * The dollar amount or
                                                    number of shares to be
                                                    redeemed,
                                                  * Any other applicable
                                                    requirements listed
                                                    above,
                                                  * Signature guarantee, if
                                                    required.

                          Trust In addition to the above requirements, the trustee must sign the letter indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last
                                                 60 days.

                          Business or            In addition to the above
                          Organization           requirements, at least one
                                                 person authorized by
                                                 corporate resolution to act
                                                 on the account must sign
                                                 the letter which must be
                                                 signature guaranteed.
                                                 Include a corporate
                                                 resolution with corporate
                                                 seal.

                          Executor,              Call 1-800-847-0200 for
                          Administrator,         instructions.
                          Conservator, Guardian

By Telephone              All account types      You must sign up for the
1-800-847-0200            except Street-Name     telephone redemption feature
                                                 before using it.
                                                  * Minimum Wire $1,000
                                                  * Minimum Check $50.00

By Systematic Withdrawal  All account types      You must sign up for this
 Plan                                            feature to use it.
                                                  * Minimum Account Balance
                                                    $10,000
                                                  * Minimum Check $50.00

INVESTOR SERVICES

Thornburg Funds provides a variety of services to help you manage your account.

Information Services

Thornburg Funds' telephone representatives are available Monday through Friday from 9:30 am to 6:30 pm Eastern time. Whenever you call, you can speak with someone equipped to provide the information or service you need.

Thornburg Funds' Audio Response system is available 24 hours a day, 365 days a year. This computerized system gives you instant access to your account information and up-to-date figures on all of the Thornburg Funds.

Statements and reports that Thornburg Funds send to you include the following:
 * Account statements after every transaction affecting your account
 * Monthly account statements
 * Financial reports (every six months)
 * Cost basis statement (at the end of any year in which you redeem shares)

TRANSACTION SERVICES

Automatic Investment Plan. One easy way to pursue your financial goals is to invest money regularly. Thornburg Funds let you transfer as little as $100 from your bank account into your Fund account on a weekly, monthly or quarterly basis, automatically. Because the Fund's Automatic Investment Plan has a lower minimum than a regular purchase, it is an ideal way for beginning investors to invest in a Fund.

While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Call 1-800-847-0200 and speak to a Fund Customer Service Representative for more information.

Exchange Privilege. You may exchange Class A shares of any other Thornburg Fund for Class A shares of one of the Thornburg Municipal Funds.

If you are exchanging from one of the Funds covered by this prospectus into another Thornburg Fund, you may (i) have to pay the difference between the front end sales charge you paid on the Fund out of which you are exchanging and the front end sales charge applicable to the Fund into which you are exchanging; or (ii) you may qualify for a reduced sales charge or no sales charge on that Fund. Please consult the exchange an d reinvestment privilege information in the Prospectus of the other Thornburg Fund.

Note that exchanges out of a Fund may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page 28.

Systematic withdrawal plans let you set up periodic redemptions from your account. Because of the sales charge on Class A shares of each Fund, you may not want to set up a systematic withdrawal plan during a period when you are buying Class A shares on a regular basis.

SHAREHOLDER AND ACCOUNT POLICIES

Dividends, Capital Gains, and Taxes
The Funds distribute substantially all of their net income and realized capital gains, if any, to shareholders each year. Each Fund declares its net investment income daily and distributes it monthly. Each Fund will distribute net realized capital gains, if any, at least annually. Capital gain distributions normally will be declared and payable in December.

Distribution Options
Each Fund earns interest from bond, money market, and other investments. These are passed along as dividend distributions. Each Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions.

When you open an account, specify on your application how you want to receive your distributions. Each Fund offers four options, (which you can change at any time).

Dividends
1. Reinvestment Option. Your dividend distributions will be automatically invested in additional shares of your Fund. If you do not indicate a choice on your application, you will be assigned this option. You may also instruct the Fund to invest your dividends in the shares of any other Thornburg Fund.

2. Cash Option. You will be sent a check for your dividend distributions. Cash distribution checks are normally mailed on the third business day after the month-end.

Capital Gains
1. Reinvestment Option. Your capital gain distributions, if any, will be automatically reinvested in additional shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option. You may also instruct the Fund to re invest your capital gain distributions in shares of any other Thornburg Fund.

2. Cash Option. You will be sent a check for any capital gain distributions.

Shares of any Thornburg Fund purchased through reinvestment of dividend and capital gain distributions are not subject to sales charges or contingent deferred sales charges. No interest is accrued or paid on amounts represented by uncashed distribution checks.

Turnover and Capital Gains

The Funds do not intend to engage in short-term trading for profits. Nevertheless, when a Fund believes that a security will no longer contribute towards its reaching its goal, it will normally sell that security.

When a Fund sells a security at a profit it realizes a capital gain. When it sells a security at a loss it realizes a capital loss. A fund must, by law, distribute capital gains, net of any losses, to its shareholders. Whether you reinvest your capital gain distributions or take them in cash, the distribution is taxable.

To minimize taxable capital gain distributions, each Fund will realize capital losses, if available, when, in the judgment of the portfolio manager, the integrity and income generating aspects of the portfolio would be unaffected by doing so.

TAXES

Federal Taxes

The Limited Term National Fund, Limited Term California Fund, Intermediate National Fund, Intermediate New Mexico Fund and Intermediate Florida Fund each have qualified under Subchapter M of the Internal Revenue Code (the "Code ") for tax treatment as a regulated investment company, and each of these Funds intends to continue its qualification so long as qualification is in the best interests of the shareholders. The other Funds also intend to qualify for this treatment under Subchapter M. This tax treatment relieves a Fund from paying federal income tax on income which is currently distributed to its shareholders. Each Fund also intends to satisfy conditions that will enable it to designate distributions from the interest income generated by its investments in Municipal Obligations, which are exempt from the individual federal income tax when received by the Fund, as Exempt Interest Dividends. Shareholders receiving Exempt Interest Dividends will not be subject to federal income tax on the amount of such dividends, except to the extent the alternative minimum tax may be imposed.

The Funds' counsel, White, Koch, Kelly & McCarthy, Professional Association, has not made and normally will not make any review of the proceedings relating to the issuance of the Municipal Obligations or the basis for any opinions issued in connection therewith. In the case of certain Municipal Obligations, federal tax exemption is dependent upon the issuer (and other users) complying with certain ongoing requirements. There can be no assurance that the issuer (and other users) will comply with these requirements, in which event the interest on such Municipal Obligations could be determined to be taxable, in most cases retroactively from the date of issuance. Certain matters under the Code, including certain exceptions to the foregoing, are discussed more specifically below.

Each Fund will receive the opinion of its counsel or other assurances before commencing investment operations that such distributions will constitute Exempt Interest Dividends under the Code if certain conditions are satisfied.
 Distributions by each Fund of net interest income received from certain temporary investments (such as certificates of deposit, corporate commercial paper and obligations of the United States government, its agencies and instrumentalities) and net short-term capital gains realized by each Fund, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. Distributions to shareholders will not qualify for the dividends received deduction for corporations. Any net long-term capital gains realized by a Fund, whether or not distributed, will be taxable to shareholders as long-term capital gains regardless of the length of time investors have held their shares, although gains attributable to market discount on portfolio securities will be characterized as ordinary income. Each year each Fund will, where applicable, mail to shareholders information on the tax status of dividends and distributions, including the respective percentages of tax-exempt and taxable income and an allocation of tax-exempt income on a state-by-state basis. The exemption of interest income for federal income tax purposes does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authorities. (See "State Taxes"). Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal, state and local taxation of each Fund and the income tax consequences to its shareholders.

The Code treats interest on certain Municipal Obligations which are private activity bonds under the Code as a preference item for purposes of the alternative minimum tax on individuals and corporations. The Funds may purchase without limitation private activity bonds the interest on which is subject to treatment under the Code as a preference item for purposes of the alternative minimum tax on individuals and corporations, although the frequency and amounts of these purchases are presently uncertain. Some portion of Exempt Interest Dividends may, as a result of these purchases, be treated as a preference item for purposes of the alternative minimum tax on individuals and corporations. Shareholders are advised to consult their own tax advisers as to the extent and effect of this treatment.

State Taxes

Distributions of interest income from Municipal Obligations will not necessarily be exempt from taxes under the income or other tax laws of any state or local taxing authority. Distributions to individuals attributable to interest on Municipal Obligations originating in Alabama, California, Arizona, New Mexico, New York and Tennessee will not be subject to personal income taxes imposed by the state of the same name as the Fund. For example, an individual resident in New Mexico, who owns shares in the Intermediate New Mexico Fund, will not be required by New Mexico to pay income taxes on interest dividends attributable to obligations originating in that state. Individual shareholders of the Intermediate New York Fund, who are residents of New York City, will not be required to pay New York State income taxes on interest dividends attributable to obligations originating in New York State.
 Capital gain distributions are taxable by these states, irrespective of the origins of the obligations from which the gains arise. Individual shareholders of the Pennsylvania Intermediate Fund, who are Pennsylvania residents, will not be subject to Pennsylvania income tax on distributions attributable to interest on obligations originating in Pennsylvania, or distributions attributable to gains on dispositions of obligations of Pennsylvania and its political subdivisions and obligations of the United States and its territories and possessions. Additionally, individual shareholders will be exempt from Pennsylvania personal property tax on their Intermediate Pennsylvania Fund shares to the extent the Fund's assets consist of obligations described in the preceding sentence. Individual residents in Pittsburgh will enjoy a similar exemption from personal property taxes imposed by the City and School District of Pittsburgh.

Florida and Texas do not currently impose an income tax on individuals or do not impose an income tax on distributions to individuals attributable to Municipal Obligations. Florida imposes a personal property or "intangibles" tax which is generally applicable to securities owned by individual residents in Florida, but the intangibles tax will not apply to Florida Fund shares if the Funds' assets as of the close of the preceding taxable year consist only of obligations of Florida and its political subdivisions and obligations of the United States, Puerto Rico, Guam or the United States Virgin Islands.

With respect to distributions of interest income from the Limited Term National Fund and the Intermediate National Fund, the laws of the several states and local taxing authorities vary with respect to the taxation of such distributions, and shareholders of these Funds are advised to consult their own tax advisers in that regard. The Limited Term National Fund and the Intermediate National Fund will advise shareholders approximately 60 days after the end of each calendar year as to the percentage of income derived from each state as to which it has any Municipal Obligations in order to assist shareholders in the preparation of their state and local tax returns.
 Prospective investors are urged to confer with their own tax advisers for more detailed information concerning state tax consequences. In particular, corporations should note that the preceding outline of state taxes pertains principally to individuals, and tax treatment of corporations may be different.


SERVICE AND DISTRIBUTION PLANS

Service Plan - Class A and Class C. Each class of each Fund has adopted a Service Plan under which TMC makes payments to securities dealers and other financial institutions and organizations to obtain various shareholder related services. The Service Plans permit each of these Funds to reimburse TMC for these payments at annual rates up to .25% of each class's net assets.
 No assets of any class of any Fund will be used to reimburse expenses attributable to any other class of the same, or any other Fund.

Class C Distribution Plan. Each Fund offering Class C shares has adopted a Class C Distribution Plan applicable to its Class C shares, under which the Fund will pay to TSC on a monthly basis an annual distribution fee of up to
 .75% of the average daily net assets attributable to Class C shares of the Fund. This distribution fee is an addition to the service fee described above under "Service Plan - Class A and Class C" and is charged to and reduces the income allocated to Class C shares. TSC intends to use these amounts principally to compensate dealers (including banks) who sell Class C shares. TSC also will engage in other distribution related activities, including advertising and other promotional activities. However, the distribution fee paid to TSC is not computed with respect to TSC's actual expenses, and the fees received by TSC may be more or less than its actual distribution expenses. TSC may, but is not obligated to, waive any part or all of its compensation provided for under the Class C Distribution Plan.

The Glass-Steagall Act prohibits certain banks from underwriting mutual fund shares. The Funds do not believe that this prohibition will apply to the commissions described beginning on page 17 or to the plans described above. However, no assurance can be given that the Glass-Steagall Act will not be interpreted so as to prohibit these arrangements. In that event, the ability of the Funds to market their shares could be impaired to a small extent. In addition, state securities laws on this issue may differ from interpretations of federal law, and banks and financial institutions may be required to register as dealers pursuant to state law.

TRANSACTION DETAILS

The Funds are open for business each day the New York Stock Exchange (NYSE) is open. Each class of shares of the Fund normally calculates its NAV (and offering price for Class A shares) as of the close of business of the NYSE, normally 4 p.m. Eastern time. Each Fund's assets are valued on the basis of valuations obtained from independent pricing services.

When you sign your account application, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the Fund to withhold 31% of your taxable distributions and redemptions.

You may initiate many transactions by telephone. Note that a Fund will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable procedures designed to verify the identity of the caller. The Fund will request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements immediately after you receive them. If you want the ability to redeem and exchange by telephone, fill in the appropriate section of the application. If you have an existing account to which you wish to add this feature, call the Fund for a telephone redemption application. If you are unable to reach the Fund by phone (for example, during periods of unusual market activity), consider placing your order by mail or by using your financial advisor.

The Funds reserve the right to suspend the offering of shares for a period of time. Each Fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions " on page 28. Purchase orders may be refused if, in TMC's opinion, they would disrupt management of a Fund.

When you place an order to buy shares, your order will be processed at the next share price calculated after your order is received. If you open or add to your account yourself rather than through your financial advisor please note the following:

 * All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
 * The Funds do not accept cash.
 * If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees the Fund or its Transfer Agent has incurred.

When you buy shares of a Fund or sell them through your financial advisor, you may be charged a fee for this service. Please read your financial advisor's program materials for any additional procedures, service features or fees that may apply.

Certain financial institutions that have entered sales agreements with TSC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the Fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.

Each Fund may authorize certain securities brokers to accept on its behalf purchase and redemption orders received in good form, and some of those brokers may be authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. Provided the order is promptly transmitted to the Fund, the Fund will be deemed to have received a purchase or redemption order at the time it is accepted by such an authorized broker or its designee, and customer orders will be priced based upon the Fund's net asset value next computed after the order is accepted by the authorized broker or its designee.

When you place an order to sell shares, your shares will be sold at the next NAV calculated after your request is received in proper form. (Except that a CDSC will be deducted from Class C shares within one year of purchase and a CDSC of 1/2 of 1% will be deducted from redemptions of Class A shares within one year of purchase where no sales charge was imposed on the purchase because it exceeded $1,000,000). Note the following:

 * Consult your financial advisor for procedures governing redemption through his or her firm.
 * If you redeem by mail the proceeds will normally be mailed to you on the next business day, but if making immediate payment could adversely affect your Fund, it may take up to 7 days to pay you.
 * Telephone redemptions over the wire generally will be credited to your bank account on the business day after your phone call.
 * Each Fund may hold payment on redemptions until it is reasonably satisfied that investments previously made by check have been collected, which can take up to 15 business days.
 * Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
 * No interest or earnings will accrue or be paid on amounts represented by uncashed distribution or redemption checks.
 * To the extent consistent with state and federal law, a Fund may make payments of the redemption price either in cash or in kind. The Funds have elected to pay in cash all requests for redemption by any shareholder. They may, however, limit such cash in respect to each shareholder during any 90 day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits its withdrawal. In the case of a redemption in kind, securities delivered in payment for shares would be valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.

EXCHANGE RESTRICTIONS

As a shareholder you have the privilege of exchanging Class A shares of the Funds for Class A shares of other Thornburg Funds. However, you should note the following:

 * The Fund you are exchanging into must be registered for sale in your state.
 * You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
 * Before exchanging into a Fund, read its prospectus.
 * If you exchange Class A shares into a Fund with a higher sales charge, you may have to pay the percentage-point difference between that Fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2.5% on your shares and you exchange them into a Fund with a 4.5% sales charge, you would pay an additional 2% sales charge.
 * Exchanges may have tax consequences for you.
 * Because excessive trading can hurt performance and shareholders, each Fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of a Fund in any calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
 * Each Fund reserves the right to refuse exchange purchases by any person or group if, in TMC's judgement, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
 * Your exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to a Fund.

Although a Fund will attempt to give prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The Funds reserve the right to terminate or modify the exchange privilege in the future.

PERFORMANCE

YIELD COMPUTATION AND TOTAL RETURN

The Funds may quote their yields and returns in reports, sales literature and advertisements. Yield and return information are computed separately for Class A and Class C shares. Yield and return for Class C shares of a Fund ordinarily will be less than t hat of Class A shares of the same Fund because of the additional distribution fees imposed upon Class C shares. Additionally, yield and return could differ in minor respects among classes of the same Fund because of allocation of certain expenses to one or more specific classes to which the expenses relate. Any return quoted should not be considered a representation of the return in the future since return figures are based upon historical earnings. Actual performance will vary.

Current yield quotations will include a standardized calculation which computes yield for a 30-day or one-month period by dividing a Fund's net investment income per share during the period by the maximum offering price on the last day of the period and annualizing the result. Provided that any such quotation is also accompanied by the standardized calculation referred to above, any of the Funds also may quote non-standardized yields for a specified period by dividing the net investment income per share of that Fund for that period by either the Fund's average public offering price per share for that same period or the offering price per share on the first or last day of the period and annualizing the result. The primary differences between the yield calculations obtain ed using the standardized performance measure and any non-standardized performance measure will be caused by the following factors: (1)The non-standardized calculation may cover periods other than the 30-day or one month period required by the standardize d calculation; (2)The non-standardized calculations may reflect amortization of premium based upon historical cost rather than market value; (3) 30-day or one month period required by the standardized calculation; (4) The non-standardized calculation may reflect the an offering price per share other than the maximum offering price, provided that any time any Fund's return is quoted in reports, sales literature or advertisements using a public offering price which is less than the Fund's maximum public offering price, the return computed by using the Fund's maximum public offering price also will be quoted in the same piece; (5) The non-standard return quotation may include the effective return obtained by compounding the monthly dividends.

Average annual total return quotations show the average annual percentage change in value of $1,000 for one, five and ten-year periods unless the class has been in existence for a shorter period. Average annual total return includes the effect of paying the maximum sales charge (Class A shares) or the deduction of the applicable CDSC (Class C shares) and assumes the reinvestment of all dividends. The Funds also may furnish average annual total return quotations for other periods, or based upon investments at various sales charge levels or at net asset value. Total return quotations show the total of all income and capital gain paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price.

Yields and returns described in this section may also be quoted on a "taxable equivalent yield" basis by computing the taxable yield or return which a hypothetical investor subject to a specified income tax rate must realize to receive the same yield or return after taxes. When a taxable equivalent yield is quoted, the following additional information will be furnished: (1) a standardized current yield; (2) the length of and the last day of the base period used in computing the quotation; and (3) a description of the method by which the quotation is computed. Yield and return information may be useful in reviewing the performance of the Funds and for providing a basis for comparison with other investment alternatives. Comparative information about the yield or distribution rate of the shares of a Fund and a bout average rates of return on certificates of deposit, bank money market deposit accounts, money market mutual funds and other short-term investments may also be included in advertisements and communications of the Fund. Any such comparison will contain information about the differences between the Funds and those investments.

From time to time, in advertisements and other types of literature, the performance of the Funds may be compared to other groups of mutual funds. This comparative performance ma y be expressed as a ranking or a rating prepared by Lipper Analytical Services, Inc., Donoghue Organization, Inc., Morningstar, Inc., Value Line or other widely recognized independent services which monitor the performance of mutual funds. Performance rankings and ratings reported periodically in national financial publications such as MONEY Magazine, FORBES, BARRON's, VALUE LINE, the WALL STREET JOURNAL and MORNINGSTAR, and other such publications may also be used. The Funds may illustrate performance or the characteristics of their respective investment portfolios through graphs, tabular data, or other displays which describe (i) the average portfolio maturity of a Fund's portfolio securities relative to the maturities of other investments, (ii) the relationship of yield and maturity of the Fund to the yield and maturity of other investments (either as a comparison or through use of standard benchmarks or indices such as the Treasury yield curve), (iii) changes in the Funds' share price or net asset value relative to changes in the value of other investments, and (iv) the relationship over time of changes in the Funds' (or other investments) net asset values or prices and the Funds' (or other investments') investment returns. The Funds also may illustrate or refer to their respective investment portfolios, investment techniques and strategies, and general market or economic trends in advertising or communications to shareholders or prospective shareholders, including reprints of interviews or articles written by or about, and including comments by, Fund managers. These illustrations, references and comments ordinarily will relate to topics addressed in the Funds' Prospectus and Statements of Additional Information.

ORGANIZATION OF THE FUNDS

Each of the Limited Term Municipal Funds are diversified series of Thornburg Limited Term Municipal Fund, Inc., a Maryland corporation organized as a diversified, open-end management investment company. The Limited Term Municipal Funds are managed by their investment adviser, Thornburg Management Company, Inc., under the supervision of the Board of Directors of Thornburg Limited Term Municipal Fund, Inc. (the "Company" ). The Company currently offers two series of stock, referred to in this Prospectus as Limited Term National Fund and Limited Term California Fund, each in multiple classes, and the Board of Directors is authorized to divide authorized but unissued shares into additional series and classes.

Each of the Intermediate Municipal Funds are series of Thornburg Investment Trust, a Massachusetts business trust (the "Trust") organized as a diversified, open-end management investment company under a Declaration of Trust (the "Declaration" ). Each of the single-state Intermediate Funds is a non-diversified series of the Trust, and the Intermediate Municipal Funds are managed by their investment adviser, Thornburg Management Company, Inc. under the supervision of the Trust's Trustees. The Trust currently has 13 authorized Funds, ten of which are described in this Prospectus. The Trustees are authorized to divide the Trust's shares into additional series and classes.

No Fund is liable for the liabilities of any other Fund. However, because the Company and the Trust share this Prospectus with respect to the Funds, there is a possibility that one of these companies could be liable for any misstatements, inaccuracies or incomplete disclosure in the Prospectus respecting Funds offered by the other company. The Company and the Trust do not concede, and specifically disclaim, any such liability.

Each Fund may hold special shareholder meetings and mail proxy materials. These meetings may be called to elect or remove Directors or Trustees, change fundamental investment policies, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Each Fund will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the number of shares you own. Shares do not have cumulative voting rights or preemptive rights.

THORNBURG MANAGEMENT COMPANY, INC. AND THORNBURG SECURITIES CORP.

The Funds are managed by Thornburg Management Company, Inc. (TMC). TMC performs investment management services for each Fund under the terms of an Investment Advisory Agreement which specifies that TMC will select investments for the Fund, monitor those investments and the markets generally, and perform related services. TMC also performs administrative services specific to each class of shares of each Fund under an Administrative Services Agreement which requires that TMC will supervise, administer and perform certain administrative services necessary for the maintenance of each class' shareholders. TMC's services to the Limited Term Municipal Funds are supervised by the Directors of Thornburg Limited Term Municipal Fund, Inc., and TMC's services to the Intermediate Municipal Funds are supervised by the Trustees of Thornburg Investment Trust.

For each of the Funds, TMC receives a management fee and an administrative services fee, computed according to the following scales and paid monthly as a percentage of each Fund's average daily net assets.

                              Limited Term             Intermediate Term     All Funds
                              Municipal Funds          Municipal Funds       Annual
Net Assets                    Annual Investment        Annual Investment     Administrative
                              Management Fee           Management Fee        Fee
----------                    -----------------        -----------------     --------------
0 to $500 million              .50%                     .50%                  .125%
$500 million to $1 billion     .40%                     .45%                  .125%
$1 billion to $1.5 billion     .30%                     .40%                  .125%
$1.5 billion to $2 billion     .25%                     .35%                  .125%
Over $2 billion                .225%                    .275%                 .125%


TMC was established in 1982. Today, the Thornburg Funds include Thornburg Value Fund, Thornburg Limited Term U.S. Government Fund and Thornburg Limited Term Income Fund in addition to the Funds covered by this Prospectus. The Thornburg Funds total over $1.8 billion in assets. Thornburg Management Company Inc. is known as a provider of conservative investment products. For more than a decade the Thornburg Funds have been committed to preserving and increasing the real wealth of their shareholders. The key to growing real wealth is increasing buying power after taxes, inflation, and investment related expenses.

Brian J. McMahon and George Strickland, both of whom are managing directors of TMC, have primary responsibilities for the day-to-day management of each of the Fund portfolios. Mr. McMahon has managed municipal bond portfolios for TMC since 1984 and Mr. Strickland has performed municipal bond credit analysis and management since joining TMC in 1991. Mr. McMahon and Mr. Strickland are assisted by other employees of TMC in managing the Funds.

TMC may, from time to time, agree to waive its fees or to reimburse any Fund for expenses above a specified percentage of average daily net assets. TMC retains the ability to be repaid by the Fund receiving these reimbursements if expenses fall below the limit prior to the end of the fiscal year. Fee waivers and expense reimbursements will increase a Fund's yield, and repayment of waivers or reimbursements will lower the Fund's yield.

In addition to TMC's fees, each Fund will pay all other costs and expenses of its operations. Funds will not bear any costs of sales or promotion incurred in connection with the distribution of their shares, except as provided for under the service and distribution plans applicable to each Fund class, as described above under "Service and Distribution Plans."

Thornburg Securities Corporation (TSC) distributes and markets the Thornburg Funds.

H. Garrett Thornburg, Jr. a Trustee and President of the Trust and a Director and Chairman of the Company, is the controlling stockholder of both TMC and TSC.

ADDITIONAL INFORMATION

Reports to Shareholders
Shareholders will receive annual reports of their Fund containing financial statements audited by the Funds' independent auditors, and also will receive unaudited semi-annual reports. In addition, each shareholder will receive an account statement no less often than quarterly.

Custodian and Transfer Agent
The custodian of each Fund's assets is State Street Bank & Trust Co. National Financial Data Services is the transfer agent for the Funds and performs bookkeeping, data processing and administrative services incident to the maintenance of shareholder accounts.

General Counsel
Legal matters in connection with the issuance of shares of the Funds are passed upon by White, Koch, Kelly & McCarthy, Professional Association, Post Office Box 787, Santa Fe, New Mexico 87504-0787.

                            Investment Adviser
                    Thornburg Management Company, Inc.
                     119 East Marcy Street, Suite 202
                        Santa Fe, New Mexico 87501

                               Distributor
                     Thornburg Securities Corporation
                     119 East Marcy Street, Suite 202
                        Santa Fe, New Mexico 87501

                                 Auditor
                         McGladrey & Pullen, LLP
                             555 Fifth Avenue
                         New York, New York 10017

                                Custodian
                      State Street Bank & Trust Co.
                          Boston, Massachusetts

                              Transfer Agent
                      State Street Bank & Trust Co.
                         c/o NFDS Servicing Agent
                          Post Office Box 419017
                     Kansas City, Missouri 64141-6017

No dealer, sales representative or any other person has been authorized to give any information or to make any representation not contained in this Prospectus and, if given or made, the information or representation must not be relied upon as having been authorized by any Fund or Thornburg Securities Corporation. This Prospectus constitutes an offer to sell securities of a Fund only in those states where the Fund's shares have been registered or otherwise qualified for sale. A Fund will not accept applications from persons residing in states where the Fund's shares are not registered.

                                  <logo>
                              Thornburg Funds
                         Investing With Integrity
               Thornburg Securities Corporation, Distributor
            119 East Marcy Street, Santa Fe, New Mexico  87501
                              (800) 847-0200
            www.thornburg.com   email: postmaster@thornburg.com

                            THORNBURG
                          INSTITUTIONAL
                          CLASS  SHARES


                           Prospectus
                        November 1, 1998



NOT FDIC-                                          MAY LOSE VALUE
INSURED                                         NO BANK GUARANTEE

THORNBURG FUNDS
Institutional Class Shares

Prospectus
    November 1, 1998

Limited Term National Fund and Limited Term California Fund are separate investment portfolios of Thornburg Limited Term Municipal Fund, Inc. and Intermediate National Fund, Government Fund and Income Fund are separate investment portfolios of Thornburg Investment Trust. Value Fund is also a separate investment portfolio of Thornburg Investment Trust. Limited Term National Fund, Limited Term California Fund and Intermediate National Fund are municipal bond funds; Government Fund and Income Fund are taxable bond funds. Value Fund invests in equity and certain other securities to pursue long-term capital appreciation. Each of the Funds' investment objectives are described beginning on page 3 of this Prospectus under the caption "General Information."

All of the Funds are managed by Thornburg Management Company, Inc. (TMC), and issue multiple classes of shares. Institutional Class shares are offered through this prospectus. Other classes issued by the Funds are described on page 3 under the caption "General Information".

    This Prospectus sets forth concisely the information a prospective investor should know about the Funds before investing. It should be read and retained for further reference. Additional information about the Funds is contained in a Statement of Additional Information, Thornburg Funds Institutional Class Shares, dated November 1, 1998. The Statement of Additional Information has been filed with the Securities and Exchange Commission and may be obtained at no charge by contacting Thornburg Securities Corporation, 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501, 888-598-0400. This Prospectus incorporates by reference the entire Statement of Additional Information.

                              MUNICIPAL FUNDS
         Thornburg Limited Term Municipal Fund National Portfolio
                      ("Limited Term National Fund")
        Thornburg Limited Term Municipal Fund California Portfolio
                     ("Limited Term California Fund")
                Thornburg Intermediate Municipal Fund
                  ("Intermediate National Fund")

                           TAXABLE INCOME FUNDS
     Thornburg Limited Term U. S. Government Fund ("Government Fund")
            Thornburg Limited Term Income Fund ("Income Fund")

                           THORNBURG VALUE FUND
                   Thornburg Value Fund* ("Value Fund")

* Thornburg Value Fund is not offering Institutional Class shares as of the date of this Prospectus, and proposes to commence its offering of those shares in the future.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES INVOLVE INVESTMENT RISKS (INCLUDING POSSIBLE LOSS OF PRINCIPAL), AND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, AND ARE NOT INSURED BY, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY GOVERNMENT AGENCY.

                             TABLE OF CONTENTS



                1   Expense Information
                3   General Information
                4   Financial Highlights
                6   Management Discussion of Fund Performance
                9   Investment Objectives and Policies - In General
               10   Investment Policies and Risks of the Municipal Funds
               12   Investment Policies and Risks of the Taxable Income Funds
               19   Securities Ratings and Credit Quality
               20   Investment Policies and Risks of Value Fund
               25   Your Account - Buying Fund Shares
               27   Selling Fund Shares
               29   Investor Services
               31   Shareholder and Account Policies
               32   Taxes
               34   Service Plan
               34   Performance
               35   Organization of the Funds
               37   Thornburg Management Company, Inc.
                    and Thornburg Securities Corporation
               37   Additional Information

EXPENSE INFORMATION

Shareholder Transaction Expenses
Maximum Sales Charge on Purchases or Reinvested Dividends           none
Maximum Deferred Sales Charge on Redemptions                        none
Redemption Fees                                                     none
Exchange Fees                                                       none

Annual Operating Expenses                                                        Examples:
(as a percentage of average net assets)                                          You will pay the following expenses on a $1,000
                                                                                 investment in each Fund, assuming the Fund's
                                                                                 expense ratio remains the same, a 5% annual return,
                                                                                 and redemption at the end of each time period:
  __________________________
  Limited Term National Fund
  ------------------------

  Management Fees                .45%     One       3         5         10
  12b-1 Fees (after fee waiver)* .00%     Year     Years     Years     Years
  Other Expenses                 .15%     ----     -----     -----     -----
                                -----       $6       $19       $33       $75
  Total Fund Operating Expenses  .60%

  * Expenses reflect rounding and current fees. TMC has no current intention to seek reimbursement under the Fund's 12b-1 plan, and the table reflects a waiver of the fee. Other expenses reflect a partial reimbursement by TMC. Absent the waiver and reimbursement, the 12b-1 fee would be .25%, other expenses would be .21% and total expenses would be .91%.

  ____________________________
  Limited Term California Fund
  --------------------------

  Management Fees                .50%     One       3         5         10
  12b-1 Fees (after fee waiver)* .00%     Year     Years     Years     Years
  Other Expenses                 .15%     ----     -----     -----     -----
                                -----       $7       $21       $36       $82
  Total Fund operating expenses  .65%

  * Expenses reflect rounding and current fees. TMC has no current intention to seek reimbursement under the Fund's 12b-1 plan, and the table reflects a waiver of the fee. Other expenses reflect a partial reimbursement by TMC. Absent the waiver and reimbursement, the 12b-1 fee would be .25%, other expenses would be .17% and total operating expenses would be .92%.

  __________________________
  Intermediate National Fund
  --------------------------

  Management fees                .50%     One       3         5         10
  12b-1 fees (after fee waiver)* .00%     Year     Years     Years     Years
  Other expenses (after          .19%     ----     -----     -----     -----
               reimbursement)*  -----       $7       $22       $39       $87
  Total Fund operating expenses  .69%

  * Expenses reflect rounding and current fees.  TMC has no current intention to seek reimbursement under the Fund's 12b-1 plan, and the table reflects a waiver of the fee.  Other expenses reflect a partial reimbursement by TMC.
    Absent the waiver and reimbursement, the 12b-1 fee would be .25%, other expenses would be .31%, and total operating expenses would be 1.06%.
1

                                                                                 Examples:
                                                                                 You will pay the following expenses on a $1,000
                                                                                 investment in each Fund, assuming the Fund's
                                                                                 expense ratio remains the same, a 5% annual return,
                                                                                 and redemption at the end of each time period:

  _______________
  Government Fund
  ---------------

  Management fees                .38%     One       3         5         10
  12b-1 fees (after fee waiver)* .00%     Year     Years     Years     Years
  Other expenses (after          .22%     ----     -----     -----     -----
               reimbursement)*  -----       $6       $19       $33       $75
  Total Fund operating expenses  .60%

  * Expenses reflect rounding and current fees. TMC has no current intention to seek reimbursement under the Fund's 12b-1 plan, and the table reflects a waiver of the fee. Other expenses reflect a partial reimbursement by TMC.
    Absent the waiver and reimbursement, the 12b-1 fee would be .25%, other expenses would be .63%, and total operating expenses would be 1.26%.

  ___________
  Income Fund
  ___________

  Management fees                .50%     One       3         5         10
  12b-1 fees (after fee waiver)* .00%     Year     Years     Years     Years
  Other expenses (after          .19%     ----     -----     -----     -----
               reimbursement)*  -----       $7       $22       $38       $86
  Total Fund operating expenses  .69%

  * Expenses reflect rounding and current fees. TMC has no current intention to seek reimbursement under the Fund's 12b-1 plan, and the table reflects a waiver of the fee. Other expenses reflect a partial reimbursement by TMC.
    Absent the waiver and reimbursement, the 12b-1 fee would be .25%, other expenses would be .74%, and total operating expenses would be 1.49%.

  __________
  Value Fund
  ---------

  Management fees                .88%     One       3         5         10
  12b-1 fees (after fee waiver)* .00%     Year     Years     Years     Years
  Other expenses (after          .41%     ----     -----     -----     -----
               reimbursement)*  -----      $13       $41       $71      $157
  Total Fund operating expenses 1.29%

  * Expenses reflect rounding. TMC has no current intention to seek reimbursement under the Fund's 12b-1 plan, and the table reflects a waiver of the fee. Other expenses are estimated. Absent the waiver, the 12b-1 fee would be .25%, and total operating expenses would be 1.54%.</TABLE

Explanation of Tables

THE INFORMATION IN THE TABLES ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION
OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN
THOSE SHOWN. The expense figures shown in the tables above are presented to assist the investor in understanding the various costs that an investor in any of the Funds will bear, directly or indirectly. The Funds' investment adviser may not waive fees or assume Fund expenses in the future.

2

GENERAL INFORMATION

The primary investment objective of Limited Term National Fund, Limited Term
California Fund and Intermediate National Fund is to provide, through investment in professionally managed portfolios of Municipal Obligations, as high a level of current income exempt from federal income tax as is consistent, in TMC's view, with preservation of capital. Limited Term
California Fund will invest primarily in Municipal Obligations originating in California, with the objective of having interest dividends paid to individual shareholders exempt from California personal income taxes.
Limited Term National Fund and Limited Term California Fund will maintain portfolios having a dollar-weighted average maturity of normally not more than five years, to attempt to reduce net asset value volatility relative to municipal bond portfolios with longer average maturities while expecting lower yields than those received on portfolios with longer average maturities. Intermediate National Fund will maintain a portfolio having a dollar-weighted average maturity of normally three to ten years, to attempt to reduce net asset value volatility relative to long-term municipal bond portfolios. Intermediate National Fund may receive lower yields than those received on long-term bond portfolios, while seeking higher yields and expecting higher share price volatility than Limited Term National Fund.

The primary investment objective of Government Fund and Income Fund is to provide, through investment in a professionally managed portfolio of fixed income obligations, as high a level of current income as is consistent, in TMC's view, with preservation of capital. The Government Fund will try to achieve its primary investment objective by investing mainly in obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities and in participations in, or repurchase agreements secured by, such obligations. Income Fund will try to achieve its primary investment objective by investing in investment grade short and intermediate maturity bonds and asset backed securities such as mortgage backed securities and collateralized mortgage obligations. Income Fund also may invest in or utilize other investment strategies to hedge market risks, manage cash positions or to enhance potential gain. Additionally, Government Fund and Income Fund will seek to reduce fluctuations in its net asset value compared to longer term portfolios by investing in obligations with an expected dollar-weighted average maturity of normally not more than five years.

Value Fund's investment objective is long-term capital appreciation.  The
Fund will seek to achieve this objective by investing mainly in domestic equity securities selected on a value basis using traditional and additional fundamental research and valuation methods. To a lesser extent, Value Fund also may invest in preferred stocks, domestic debt securities and foreign equity and debt securities.

There can be no assurance that the Funds' objectives can be achieved. If your sole objective is preservation of capital, then the Funds may not be suitable for you because their net asset values will change. The share prices of the Municipal Funds and the Taxable Income Funds will vary as market interest rates fluctuate. The share price of the Value Fund also will vary, sometimes to a greater degree, in response to market conditions, political and economic news, interest rates, dividends and specific corporate developments. When you sell your Fund shares, they may be worth more or less than what you paid for them. Investors whose sole objective is preservation of capital may wish to consider a high quality money market fund. The primary (and any secondary) investment objective of each Fund is a fundamental policy and may not be changed without a vote of the Fund's shareholders. Please see Investment Objectives and Policies below for a discussion of the Funds' respective investment policies.

Each Fund currently issues multiple classes of shares.  Each of a Fund's shares represents an equal undivided interest in the Fund's assets, and each
Fund has common investment objectives and a common investment portfolio.
Different classes may have different sales charges and other expenses which may affect performance.
3

Investors may telephone Thornburg Securities Corporation at (888) 598-0400 to obtain more information concerning other classes of shares available to them through their sales representative. Investors may also obtain information respecting other classes of shares through their sales representative or other person which is offering or making available the Institutional Class shares described in this Prospectus.

On any day on which the New York Stock Exchange, Inc. is open for trading, investors may initiate purchases and redemptions of a Fund's shares. See
"Your Account" beginning on page 25 for information about buying Fund shares, and "Selling Fund Shares" beginning on page 27 for information about redeeming Fund shares.

FINANCIAL HIGHLIGHTS

    The tables on these pages present, for Institutional Class shares of Limited Term National Fund, Limited Term California Fund, Intermediate
National Fund, Government Fund and Income Fund, per share income and capital changes for a share outstanding throughout the periods indicated. This information, for the periods shown through June 30, 1998 for the Limited Term
National Fund and for Limited Term California Fund and for the periods shown through September 30, 1997 for the Intermediate National Fund, Government
Fund and Income Fund, has been audited by McGladrey & Pullen, LLP, independent auditors, whose reports thereon are incorporated by reference in the registration statements for the Funds. The information for the Intermediate National Fund, Government Fund and Income Fund is unaudited.
This information should be read in conjunction with the 1998 Annual Reports for Limited Term National Fund and Limited Term California Fund, and with the
1997 Annual Reports for Intermediate National Fund, Government Fund and
Income Fund.



                                                                                   Ratio of   Ratio of Ratio of
                                                                                   Expenses   Expenses   Net
                                   Net              Distri-                         to         to      Investment            Net
                                Realized            butions Distri-                Average    Average    Income            Assets
              Net Asset            and     Total     from   butions                 Net        Net       (Loss)            at end
               Value,          Unrealized   from      Net   from  Net Asset        Assets     Assets       to                of
              Beginning  Net      Gain   Investment Invest-  Net    Value,  Total  After      Before    Average Rate of    Period
Fiscal Year      of  Investment (Loss) on   Opera-   ment Realized  End of Return  Expense    Expense      Net  Portfolio  ('000's
or Period      Period  Income  Investments  tions   Income  Gains   Period  <F(b)> Reductions Reductions Assets Turnover   omitted)
----------   ------- ------  ---------- -------- ------ ------ ------- ------ --------- --------- ------ --------  --------

Limited Term
National Fund
-------------
Class I

7/5/96 <F(a)>  $13.27 $ .66     $ .17    $ .83      $( .66)         $13.44   6.42%   (.60)%    (.79)%    5.01%  23.39%       $35,746
 to 6/30/97                                                                          <F(c)>    <F(c)>    <F(c)>
Year ended
 6/30/98        13.44   .66       .07      .73       ( .66)          13.51   5.52     (.60)    (.66)     4.85   24.95         77,605


Limited Term
California Fund
---------------
Class I

4/1/97 <F(a)>  $12.64 $ .15     $ .11    $ .26      $( .15)         $12.75   2.07%   (.63)%   (1.32)%    4.77%  20.44%        $3,949
 to 6/30/97                                                                          <F(c)>    <F(c)>    <F(c)>
Year ended
 6/30/98        12.75   .59       .15      .74       ( .59)          12.90   5.93    (.65)     (.92)     4.60   21.21          8,284


Intermediate
National Fund
-------------
Class I

7/5/96 <F(a)>  $13.00 $ .17     $ .23    $ .40      $( .17)         $13.23   3.11%   (.70)%   (6.10)%    5.49%  12.64%       $689
 to 9/30/96                                                                          <F(c)>    <F(c)>    <F(c)>
Year ended      13.23   .70       .21      .91       ( .70)          13.44   7.07    (.69)    (1.24)     5.16   15.36      16,615
 9/30/97
6 mos. ended    13.44   .34       .10      .44       ( .34)          13.54   3.29    (.69)     (.82)     5.02    7.78      18,461
 3/31/98                                                                             <F(c)>    <F(c)>    <F(c)>


Limited Term
Government Fund
---------------
Class I

7/5/96 <F(a)>  $12.14 $ .20     $ .10    $ .30      $( .20)         $12.24   2.45%   (.58%) (305.74)%    6.64%  23.27%         $9
 to 9/30/96                                                                          <F(c)>    <F(c)>    <F(c)>
Year ended      12.24   .79       .07      .86       ( .79)          12.31   7.26    (.60)    (6.57)     6.35   41.10       5,263
 9/30/97
6 mos. ended    12.31   .37       .05      .42       ( .37)          12.36   3.49    (.60)    (1.01)     6.07   15.13       5,654
 3/31/98                                                                             <F(c)>    <F(c)>    <F(c)>

Limited Term
Income Fund
------------
Class I

7/5/96 <F(a)>  $11.95 $ .19     $ .28    $ .47      $( .19)         $12.23   3.97%   (.69%)   (4.26%)    6.67%  44.35%       $797
 to 9/30/96                                                                          <F(c)>    <F(c)>    <F(c)>
Year ended      12.23   .80       .13      .93       ( .80)          12.36   7.80    (.69)    (1.98)     6.44   13.87       4,495
 9/30/97
6 mos. ended    12.36   .38      (.02)     .36       ( .38)          12.34   2.96    (.69)    (1.25)     6.19   19.17       5,805
 3/31/98                                                                             <F(c)>    <F(c)>    <F(c)>




     Footnotes to Financial Highlights Tables

<F(a)>  Commencement of operations.
<F(b)>  Total return is not annualized for periods less than one year.
<F(c)>  Annualized.

4                                                                         5

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Intermediate National Fund, Government Fund, Income Fund,
Limited Term National Fund, & Limited Term California Fund

The following graphs compare how $10,000 would have appreciated if invested in shares of the named Fund, a broad based securities market index, and the Consumer Price Index, a general measure of inflation. The figures accompanying each graph shows average annual total return for the Fund for the designated periods.

Comparison of Fund performance to widely used indices is imperfect, because the indices do not reflect the laddered maturity strategy each of the fixed income Funds uses. Each index shown attempts to model the total return of a constant maturity bond portfolio, including bonds from throughout the United States. Each index also assumes no trading costs for buying and selling bonds, no custodial or accounting costs, and coupons are immediately reinvested at no transactional cost. Consequently, the reader should remain aware of the inherent limitations in comparing a theoretical index to actual results of a Fund portfolio.

    In general, interest rates have continued, with some fluctuations, to decline over the one-year period ending June 30, 1998. Interest rates have dropped more for long-term bonds than for short-term bonds, leading to a flatter yield curve. For instance, 30-year treasury bond yields fell 1.16% to 5.62%, while five-year bond yields fell 0.90% to 5.46%, and one-year bond yields dropped only 0.28% to 5.26%.

    The municipal bond market, facing the largest volume of supply in several years has underperformed the treasury bond market. Thirty-year AA rated municipal bond yields declined by .42% to 5.06% over the one-year period ending June 30, 1998. Meanwhile five-year AA-rated municipal bond yields declined by 0.41% to 4.50%. These yield declines have caused price increases of 1.17% and 3.08% for the five-year and ten-year bonds respectively. Over the same one-year period, the net asset values of Limited Term National and California Portfolios have increased 0.45% and 1.01%, respectively. The net asset values of the Intermediate Municipal Funds have similarly increased:
Intermediate National increased by 1.80%; Intermediate New Mexico Fund increased 1.44%; and Intermediate Florida Fund increased 2.09%. The Intermediate New York Fund's net asset value increased 1.68% from its inception on September 5, 1997 to June 30, 1998. While the net asset values of all of the Funds rose over the period described, the dividend yields of all but the Intermediate New York Fund declined slightly. If interest rates continue to fall, the net asset values of all the funds should continue to rise, but the dividend yields would be expected to decrease.

Limited Term National Fund
--------------------------
Index Comparison

Compares performance of the Limited Term National Fund Class I shares, the Lehman 5-year General Obligation Bond Index and the Consumer Price Index for the period July 5, 1996 to June 30, 1998. On June 30, 1998 the weighted average securities ratings of the Index and the Fund were AA and AA, respectively, and the weighted average portfolio maturities of the Index and the Fund were 5.0 years and 4.1 years, respectively. Past performance of the Index and the Fund may not be indicative of future performance.

        <This appears as a graph in the prospectus.>
            FUND        Lehman       CPI
          I Shares      5 Yrs.
          --------    ---------   ---------
 7/5/96   $10,000     $10,000     $10,000
 7/31/96   10,119      10,066      10,030
 8/31/96   10,147      10,087      10,050
 9/30/96   10,220      10,163      10,080
10/31/96   10,285      10,257      10,110
11/30/96   10,382      10,400      10,141
12/31/96   10,386      10,384      10,171
 1/31/97   10,422      10,412      10,181
 2/28/97   10,489      10,486      10,212
 3/31/97   10,439      10,368      10,222
 4/30/97   10,475      10,420      10,232
 5/31/97   10,558      10,533      10,243
 6/30/97   10,642      10,626      10,253
 . . .

 9/30/97   10,838      10,858      10,314
12/31/97   10,995      11,058      10,356
 3/31/98   11,104      11,187      10,366
 6/30/98   11,229      11,301      10,428

I Shares Average Annual Total Return
One Year (12 mos. Ended 6/30/98):  5.52%
From Inception (7/5/96): 6.01%
6

Limited Term California Fund
----------------------------
Index Comparison

Compares performance of the Limited Term California Fund Class I shares, the Lehman 5-year General Obligation Bond Index and the Consumer Price Index for the period April 1, 1997 to June 30, 1998. On June 30, 1998 the weighted average securities ratings of the Index and the Fund were AA and AA, respectively, and the weighted average portfolio maturities of the Index and the Fund were 5.0 years and 4.8 years, respectively. Past performance of the Index and the Fund may not be indicative of future performance.

        <This appears as a graph in the prospectus.>
            FUND        Lehman       CPI
          A Shares      5 Yrs.
          --------    ---------   ---------
 4/01/97  $10,000     $10,000     $10,000
 4/30/97   10,032      10,050      10,010
 5/31/97   10,127      10,160      10,020
 6/30/97   10,208      10,249      10,030
 7/31/97   10,360      10,434      10,050
 8/31/97   10,319      10,379      10,070
 9/30/97   10,408      10,473      10,090
10/31/97   10,440      10,536      10,111
11/30/97   10,481      10,570      10,121
12/31/97   10,586      10,665      10,131
 1/31/98   10,651      10,759      10,131
 2/28/98   10,683      10,772      10,141
 3/31/98   10,699      10,790      10,141
 4/30/98   10,673      10,739      10,161
 5/31/98   10,772      10,866      10,192
 6/30/98   10,813      10,900      10,202

I Shares Average Annual Total Return
One year (12 mos. Ended 6/30/98):  5.93%
From Inception (4/1/97): 6.47%

Intermediate National Fund
--------------------------
Index Comparison

Compares performance of the Intermediate National Fund Class I shares, the Merrill Lynch Municipal Bond (7-12 Year) Index and the Consumer Price Index for the period July 5, 1996 to March 31, 1998. On March 31, 1998, the weighted average securities ratings of the Index and the Fund were AA and A+, respectively, and the weighted average portfolio maturities of the Index and the Fund were 9.5 years and 8.0 years, respectively. Past performance of the Index and the Fund may not be indicative of future performance.

        <This appears as a graph in the prospectus.>
            FUND       ML Muni       CPI
          I Shares    7-12 Yrs.
          --------    ---------    -------
 7/5/96    10,000      10,000       10,000
 7/31/96   10,164      10,107       10,030
 8/31/96   10,195      10,113       10,050
 9/30/96   10,311      10,206       10,080
10/31/96   10,404      10,324       10,110
11/30/96   10,521      10,486       10,141
12/31/96   10,497      10,464       10,171
 1/31/97   10,511      10,490       10,181
 2/28/97   10,590      10,568       10,212
 3/31/97   10,526      10,440       10,222
 4/30/97   10,589      10,497       10,232
 5/31/97   10,692      10,676       10,243
 6/30/97   10,804      10,787       10,253
 . . .

 9/30/97   11,040      11,116       10,314
12/31/97   11,271      11,403       10,356
 3/31/98   11,403      11,537       10,366
 6/30/98   11,553      11,702       10,428

Average Annual Total Return
I Shares
One year ended 3/31/98: _.__%
From Inception (7/5/96):  _.__%
7

Government Fund
---------------
Index Comparison

Compares performance of the Government Fund Class I shares, the Lehman Brothers Intermediate Government Bond Index, and the Consumer Price Index for the period July 5, 1996 to March 31, 1998. On March 31, 1998, the weighted average securities ratings of the Index and the Fund were AAA and AAA, respectively, and the weighted average portfolio maturities of the Index and the Fund were 3.9 years and 4.1 years, respectively. Past performance of the Index and the Fund may not be indicative of future performance.

        <This appears as a graph in the prospectus.>
            FUND       Lehman        CPI
          I Shares    Government
          --------    ----------   ---------
 7/5/96    10,000      10,000       10,000
 7/31/96   10,116      10,031       10,030
 8/31/96   10,131      10,042       10,050
 9/30/96   10,245      10,172       10,080
10/31/96   10,385      10,338       10,110
11/30/96   10,501      10,463       10,141
12/31/96   10,464      10,407       10,171
 1/31/97   10,504      10,447       10,181
 2/28/97   10,525      10,463       10,212
 3/31/97   10,488      10,404       10,222
 4/30/97   10,588      10,521       10,232
 5/31/97   10,654      10,603       10,243
 6/30/97   10,755      10,694       10,253
 . . .

 9/30/97   10,989      10,968       10,314
12/31/97   11,194      11,243       10,356
 3/31/98   11,372      11,481       10,366
 6/30/98   11,542      11,693       10,428

Average Annual Total Return
I Shares
One year ended 3/31/98: _.__%
From Inception (07/05/96):  _.__%


Income Fund
-----------
Index Comparison

Compares performance of the Income Fund Class I shares, the Lehman Brothers Intermediate Government Corporate Bond Index, and the Consumer Price Index for the period July 5, 1996 to March 31, 1998. On March 31, 1998, the weighted average securities ratings of the Index and the Fund were A and AA, respectively, and the weighted average portfolio maturities of the Index and the Fund were _._ years and _._ years, respectively. Past performance of the Index and the Fund may not be indicative of future performance.

         <In the prospectus, this table appears as a graph>
            FUND       Lehman         CPI
          I Shares    Government
          --------    ----------   ---------
 7/5/96   $10,000     $10,000      $10,000
 7/31/96   10,123      10,030       10,030
 8/31/96   10,230      10,038       10,050
 9/30/96   10,397      10,178       10,080
10/31/96   10,624      10,358       10,110
11/30/96   10,801      10,494       10,141
12/31/96   10,730      10,427       10,171
 1/31/97   10,720      10,468       10,181
 2/28/97   10,742      10,488       10,212
 3/31/97   10,670      10,415       10,222
 4/30/97   10,737      10,538       10,232
 5/31/97   10,857      10,626       10,243
 6/30/97   10,969      10,723       10,253
 . . .

 9/30/97   11,208      11,012       10,314
12/31/97   11,365      11,248       10,356
 3/31/98   11,540      11,523       10,366
 6/30/98   11,677      11,740       10,428

Average Annual Total Return
I Shares
One year ended 3/31/98: _.__%
From Inception (07/05/96):  _.__%

INVESTMENT OBJECTIVES AND POLICIES - IN GENERAL

Primary Objectives

The primary investment objective of the Municipal Funds is to obtain, through investment in a professionally managed portfolio of Municipal Obligations, as high a level of current income exempt from federal income tax as is consistent, in the view of TMC, with preservation of capital. Limited Term California Fund will invest primarily in Municipal Obligations originating in California with the objective of having interest dividends paid to individual shareholders exempt from California personal income taxes. The primary investment objective of the Taxable Income Funds is to obtain, through investment in a professionally managed portfolio of fixed income obligations, as high a level of current income as is consistent, in the view of TMC, with safety of capital. The objective of Value Fund is to obtain long-term capital appreciation by investing mainly in domestic equity securities selected on a value basis, and by investing to a lesser extent in preferred stocks, domestic debt securities and foreign equity and debt securities.

Income from the Municipal Funds which is otherwise exempt from federal income tax may be subject to the alternative minimum tax, and distributions from gains attributable to market discount on portfolio securities is treated as ordinary income for federal income tax purposes. The objective of the Municipal Funds and the Taxable Income Funds to preserve capital may preclude these Funds from obtaining the highest yields available.

Thornburg Management Company, Inc. (TMC) actively manages the portfolios of the Municipal Funds and the Taxable Income Funds in attempting to meet those Funds' primary investment objectives. Investment decisions are based upon general economic and financial trends, such as domestic and international economic development, outlooks for securities markets, interest rates and inflation, the supply and demand for debt securities, and other factors. The Funds' portfolios are determined by individual security analyses, and TMC's credit analysts actively monitor the credit quality of the Funds' portfolios.
 Each of the Municipal Funds and the Taxable Funds will seek to enhance its income by taking advantage of yield disparities, trends or other factors in the fixed income markets. Although each of these Funds ordinarily will acquire securities for investment rather than for realization of gains on market fluctuations, a Fund may dispose of any security prior to its scheduled maturity to enhance income or reduce loss, to change the portfolio's average maturity, or to otherwise respond to current market conditions. In addition, the Funds may utilize other techniques, discussed below, to enhance a Fund's investment income.

TMC also actively manages Value Fund, investing in securities selected on a value basis using traditional and additional fundamental research and valuation methods. TMC also may use additional investment techniques, discussed below, to increase or decrease its exposure to other factors which affect securities values. The Fund is designed for those who seek capital appreciation from a conservative style of investing in equities, and when appropriate, some fixed income securities. Although values of equity securities are more volatile, these securities historically have shown greater growth potential than other types of securities.

Secondary Objectives

The secondary objective of each of the Municipal Funds and the Taxable Income Funds is to minimize expected fluctuations in net asset value relative to longer intermediate and long-term bond portfolios. Because the magnitude of the changes in market value of interest bearing obligations ordinarily is greater for obligations of longer terms, each Fund believes that it can reduce the magnitude of fluctuations in the values of its assets by limiting its weighted average maturity. Limited Term National Fund, Limited Term California Fund, Government Fund and Income Fund each will maintain a portfolio having a dollar-weighted average maturity of normally not more than 9 five years, with the objective of reducing fluctuations in its net asset value relative to bond portfolios with longer average maturities while expecting lower yields than those received on portfolios with longer average maturities. Intermediate National Fund will maintain a portfolio having a dollar-weighted average maturity of normally three to ten years, with the objective of reducing fluctuations in net asset value relative to long-term bond portfolios. There is no limitation on the maturity of any specific security any of these Funds may purchase, subject to the limitation on the average portfolio maturity of each Fund. Each Fund's dollar-weighted average maturity may be lowered for temporary defensive purposes if conditions or expectations for the behavior of interest rates indicate that a lower average maturity will be advantageous. Such conditions could include increasing inflation or a market in which short-term obligations temporarily have higher yields than longer-term obligations. TMC also will attempt to minimize principal fluctuations in the Funds' portfolios through, among other things, diversification, careful credit analysis and security selection.

Some policies of each of the Funds are fundamental policies, that is, are subject to change only with shareholder approval. For example, the primary objective of each Fund is a fundamental policy of that Fund, and the secondary objective for each of the Municipal Funds and the Taxable Income Funds also is a fundamental policy. All policies and restrictions, other than those identified as fundamental, may be changed without shareholder approval. Policies and limitations are considered at the time of purchase; the sale of investments is not required in the event of a subsequent circumstances.

INVESTMENT POLICIES AND RISKS
OF THE MUNICIPAL FUNDS

The Municipal Funds will pursue their primary objective by investing in a portfolio of investment grade or equivalent obligations which are issued by states and state agencies, and local governments and agencies, and by United States territories and possessions ("Municipal Obligations"). Municipal Obligations are discussed on page 11 under the caption "Municipal Obligations," and investment grade ratings are discussed on page 19 under the caption "Securities Ratings and Investment Quality".

Except to the extent the Municipal Funds are invested in temporary investments for defensive purposes, each Municipal Fund's policy under normal conditions is to invest 100% of its net assets in Municipal Obligations. As a fundamental policy which may not be changed without a vote of a Municipal Fund's shareholders, each Municipal Fund must normally invest at least 80% of its net assets in Municipal Obligations. Under normal conditions, Limited Term California Fund will invest 100%, and as a matter of fundamental policy, will invest at least 65% of its total assets in Municipal Obligations originating in California. The Municipal Funds may purchase obligations issued by or on behalf of territories or possessions of the United States and their agencies and instrumentalities.

Each Municipal Fund has reserved the right to invest up to 20% of its net assets in "temporary investments" in taxable securities (of comparable quality to the tax-exempt investments) that would produce interest not exempt from federal income tax. Such temporary investments, which may include repurchase agreements with dealers, banks or recognized financial institutions that in the opinion of TMC represent minimal credit risk, may be made due to market conditions, pending investment of idle funds or to afford liquidity. Such investments are, like any investment, subject to market risks and fluctuations in value. In addition, each Fund's temporary taxable investments may exceed 20% of its net assets when made for defensive purposes during periods of abnormal market conditions. None of the Municipal Funds expect to find it necessary to make temporary investments in taxable investments.

Each Municipal Fund is subject to the restriction that it will not purchase any investment or enter into any transaction if as a result more than 10% of the Fund's net assets are illiquid investments. No Municipal Fund will
10
borrow money, except for emergency or temporary purposes, and then only in an amount not exceeding 5% of the Fund's total assets at the time of borrowing. Investment policies are subject to additional restrictions, which are described in the Statement of Additional Information.

Municipal Obligations

Municipal Obligations are obligations bearing interest exempt from federal income taxes, which are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities. Municipal Obligations include notes (including tax-exempt commercial paper), bonds, municipal leases and participation interests in these obligations. Interest on Municipal Obligations may be subject to the alternative minimum tax or state income taxes. See "Taxes."

The yields on Municipal Obligations are dependent on a variety of factors, including the condition of the general money market and the Municipal Obligation market, the size of a particular offering, the maturity of the obligation and the rating of the issues. The market value of outstanding Municipal Obligations will vary with changes in prevailing interest rates and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments. Variations in market value of Municipal Obligations held in a Fund's portfolio arising from these or other factors will cause changes in the net asset value of its shares. Municipal Obligations often grant the issuer the option to pay off the obligation prior to its final maturity. Prepayment of Municipal Obligations may reduce the expected yield on invested funds, the net asset value of the Fund, or both if interest rates have declined below the level prevailing when the obligation was purchased. If interest rates have declined, reinvestment of the proceeds from the prepayment of Municipal Obligations may result in a lower yield to the Fund. In addition, the federal income tax treatment of gains from market discount as ordinary income may increase the price volatility of Municipal Obligations when interest rates rise.

Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the United States Bankruptcy Code. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

Variable Rate Securities; Inverse Floaters; and
Demand Instruments

Any Municipal Fund may purchase variable rate Municipal Obligations.
These variable rate securities bear rates of interest that are adjusted periodically according to formulas intended to reflect market rates of interest, and these may include "inverse floaters," whose rates vary inversely with changes in market rates of interest. The values of inverse floaters will tend to be more volatile than fixed rate municipal securities having similar credit quality, redemption provisions, and maturity. None of the Municipal Funds will invest more than 10% of its total assets in securities whose rates vary inversely with changes in market rates of interest. Each Fund also may purchase variable rate demand instruments and also may purchase fixed rate municipal demand instruments either in the public market or privately from banks, insurance companies and other financial institutions. These instruments provide for periodic adjustment of 11 the interest rate paid to the holder. The "demand" feature permits the holder to demand payment of principal and interest prior to the final stated maturity, either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the instrument.

Municipal Leases

Any of the Municipal Funds may invest in Municipal Leases. These obligations are used by state and local governments to acquire a wide variety of equipment and facilities. Many such obligations include "non-appropriation" clauses which provide that the governmental issuer has no obligation to make payments unless money is appropriated for that purpose. If an issuer stopped making payment on a Municipal Lease held by a Fund, the Lease would lose some or all of its value. Often, a Fund will not hold the obligation directly, but will purchase a "participation interest" in the obligation, which gives the Fund an undivided interest in the underlying Municipal Lease. Some Municipal Leases may be illiquid under certain circumstances, and TMC will evaluate the liquidity of each Municipal Lease upon its acquisition by a Fund and periodically while it is held.

When Issued Securities

Any of the Municipal Funds may purchase securities on a when-issued or forward delivery basis, for payment or delivery at a later date. The price and yield are generally fixed on the date of the purchase commitment. During the period between purchase and settlement, the market value of the security may be more or less than its purchase price.

Special Considerations Affecting
Limited Term California Fund

    Because Limited Term California Fund will purchase Municipal Obligations originating primarily in California, an investment in Limited Term California Fund may be riskier than an investment in either Limited Term National Fund or Intermediate National Fund, which purchase Municipal Obligations from throughout the United States. The California economy, although improving rapidly, is dependent upon the high technology industry, and somewhat dependent upon exports to Asia. If the current Asian economic slump continues or worsens, it could impair the ability of certain California state and municipal issuers to pay their obligations. Taxpayer initiatives, competitive forces, particularly in the electric utility industry, and reallocation of certain revenues previously available to county and local governments could reduce the revenue available to some California issuers. The Statement of Additional Information includes a more detailed discussion of California state fiscal matters.

INVESTMENT POLICIES AND RISKS
OF THE TAXABLE INCOME FUNDS

Government Fund will pursue its primary objective by investing mainly in obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities and in participations in such obligations or in repurchase agreements secured by such obligations. Income Fund will seek to achieve its primary investment objective by investing in investment grade short and intermediate maturity bonds and asset backed securities such as mortgage backed securities and collateralized mortgage obligations.
Income Fund also may invest in or utilize other investment strategies to hedge market risks, manage cash positions or to enhance potential gain. No assurance can be given that the Funds will achieve their objective. The types of securities the Taxable Funds may invest in are discussed on page 13 under the caption "Taxable Obligations," and investment grade ratings are discussed under the caption "Securities Ratings and Credit Quality".

Each Taxable Income Fund's name derives from its policy of maintaining an overall portfolio of investments with a dollar-weighted average maturity of normally not more than five years, with the objective of reducing fluctuations in the Fund's net asset value per share compared to longer maturity portfolios. Normally, the Funds expect to offer greater price stability than a higher yielding long-term bond fund and higher yields than 12 most short-term investments. Historically, intermediate-term government bonds enjoyed higher returns, compounded annually over the period 1926-1995, as compared to long-term government bonds and 90-day U. S. Treasury Bills. Intermediate-term bonds outperformed longer term issues because intermediate-term bonds did not suffer the large capital losses which befell higher yielding long-term bonds when bond yields rose. Intermediate-term bonds, which have less price stability than short-term obligations, nonetheless outperformed short-term bills because the yield on intermediate-term obligations typically is higher than the yield on short-term obligations. The combination of price stability and relatively high yield enjoyed by intermediate-term bonds caused these bonds to outperform normally higher yielding long-term bonds and normally more stable short-term bills during the periods described. The relationship between interest rates and the values of obligations, as shown by the foregoing study, applies to all types of debt securities and has been consistently demonstrated in the portfolios managed by TMC and the markets it has observed. However, no assurance can be given that each Taxable Income Fund's short and intermediate-term obligations will perform as well in the future as intermediate-term government bonds have in the past.

Counsel to the Funds has advised that in their view shares of Government Fund are a legal investment for, among other investors, commercial banks and credit unions chartered under the laws of the United States. This advice is based upon a review of this Prospectus and the Statement of Additional Information, and upon counsel's receipt of undertakings by TMC and Thornburg Investment Trust respecting investment policies. In addition, Thornburg Investment Trust believes that the Government Fund is currently a legal investment for savings and loan associations and commercial banks chartered under the laws of certain states.

Government Fund will not purchase any investment or enter into any transactions if as a result more than 10% of the Fund's net assets are illiquid investments; the comparable restriction applicable to Income Fund is 15%. Government Fund will not borrow money, except for emergency or temporary purposes, and then only in an amount not exceeding 5% or 10% if the borrowing is from banks. Income Fund will not borrow money, except as a temporary measure, and then only in an amount not exceeding 5% of total assets unless the borrowing is from banks, in which case the limitation is 10%. The Taxable Income Funds are subject to additional restrictions, which are described in the Statement of Additional Information.

Taxable Obligations

Both Taxable Income Funds buy the following types of securities. Securities and techniques specific to Government Fund or to Income Fund are detailed under the captions "Government Fund Investment Policies" and "Income Fund Investment Policies".

U. S. Government Securities -
Government Fund and Income Fund

U. S. Government securities include U. S. Treasury obligations such as U. S. Treasury Bills, U. S. Treasury Notes, and U. S. Treasury Bonds, with various interest rates, maturities and dates of issuance. These U. S. Treasury securities are direct obligations of the U. S. Treasury, and are backed by the full faith and credit of the U. S. Government.

U. S. Government Agency Obligations

U. S. Government agency obligations include, but may not be limited to, obligations issued by the Banks for Cooperatives; the Export-Import Bank of the U. S.; the Farmers Home Administration; the Federal Deposit Insurance Corporation; the Federal Financing Bank; the Federal Home Loan Banks; the 13

Government National Mortgage Association (GNMA); the Federal Home Loan Mortgage Corporation (FHLMC); the Federal National Mortgage Association
(FNMA); the Federal Housing Administration; the Federal Intermediate Credit Banks; the Federal Land Banks; the General Services Administration; the Small Business Administration; the Student Loan Marketing Association; and the U.S. Maritime Administration. Obligations issued by the Farmers Home Administration, Federal Financing Bank, General Services Administration, and the Small Business Administration are backed by the full faith and credit of the United States or the agency has the authority to borrow from the U. S. Treasury. Other agency obligations are supported by discretionary authority of the Treasury to purchase obligations of the agency.

GNMA Certificates and Other Asset-Backed Securities

GNMA certificates and other mortgage passthrough securities issued by the FHLMC and the FNMA evidence interests in specific pools of mortgage loans. The securities provide shareholders with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off. Variations in interest rates and other factors may result in prepayment of some mortgages underlying these certificates, so that the resulting term of the certificates will change. During periods of rising interest rates, mortgage-backed securities may have a greater risk of capital depreciation because of decreased prepayments and increased effective maturity, and during periods of declining interest rates these securities may have less potential for capital appreciation because of increased prepayments. TMC will continually evaluate any investment in these certificates in light of market conditions and each Fund's policy of maintaining a portfolio normally having a dollar-weighted average maturity or estimated average life of not more than five years.

Repurchase Agreements

When one of the Taxable Income Funds purchases securities, it may enter into a repurchase agreement with the seller in which the seller agrees, at the time of sale, to repurchase the security at a mutually agreed-upon time and price. The resale price will be in excess of the purchase price reflecting an agreed-upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased securities. At the time the Fund enters into a repurchase agreement, the value of the underlying securities, including accrued interest, will be equal to or exceed the value of the repurchase agreement, and for repurchase agreements which mature in more than one day, the seller will agree to furnish additional security if the value of the underlying security falls below the value of the repurchase agreement. If the seller enters a bankruptcy or other insolvency proceeding, or the seller fails to repurchase the underlying security as agreed, the Fund could experience losses, including loss of rights to the security. The Government Fund will not enter into a repurchase agreement if, as a result, more than 10% of the value of its net assets would then be invested in repurchase agreements maturing in more than seven days and other securities which are considered illiquid. The Income Fund will not enter into a repurchase agreement or purchase any security deemed illiquid if as a result, more than 15% of the value of its net assets would be invested in repurchase agreements maturing in more than seven days and other securities which are considered illiquid.

Reverse Repurchase Agreements

Either of the Taxable Income Funds may enter into reverse repurchase agreements to obtain short-term liquidity. In such a transaction the Fund would sell a security to a purchaser and agree to repurchase the security in the future. The Funds will enter into reverse repurchase agreements only with dealers, banks or recognized financial institutions. These agreements are subject to the risk that the underlying security will decline in value during the period when the Fund is obligated to repurchase it. If a Fund enters into any such transaction, it will deposit high grade liquid debt
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assets in a segregated account with its custodian in an amount sufficient to meet the Fund's obligations to the purchaser. Neither Fund will enter into any reverse repurchase agreement if, as a result, more than 5% of its total assets would be subject to such obligations.

Dollar Roll Transactions

The Taxable Income Funds may enter into dollar roll transactions with selected banks and broker-dealers. Dollar roll transactions are treated as reverse repurchase agreements for purposes of a Fund's borrowing restrictions and consist of the sale by the Fund of mortgage-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. If a Fund enters into any such transaction, it will deposit high grade liquid debt assets in a segregated account with the custodian in an amount sufficient to meet the Fund's obligations to the purchaser. A Fund is paid a fee as consideration for entering into the commitment to purchase. If the broker-dealer to whom the Fund sells the security underlying a dollar roll transaction becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted. Additionally, the value of the security may change adversely over the term of the dollar roll and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

Securities Lending

The Taxable Income Funds may from time to time lend securities on a short-term basis to banks, brokers, dealers and certain financial institutions and receive as collateral cash, government securities, or irrevocable bank letters of credit. The borrowers will be required to deposit and maintain collateral at least equal to 102% of the current value of the loaned securities plus accrued interest. Securities loans will not be made by a Fund if as a result the aggregate of all such outstanding loans exceeds one-third of the value of the Fund's total assets. The Fund will continue to be entitled to the interest payable on the loaned securities and will either receive as income a portion of the interest on the investment of any cash loan collateral or, in the case of collateral other than cash, a fee negotiated with the borrower. The terms of these loans will provide that they are terminable at any time. Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral in the event of the insolvency of the borrower of the securities.

When-Issued Securities

The Taxable Income Funds may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price and yield are generally fixed on the date of the purchase commitment. During the period between purchase and settlement, no interest accrues to the purchasing Fund. At the time of settlement, the market value of the security may be more or less than the purchase price.

Government Fund - Investment Policies

The Government Fund will invest at least 65% of its total assets in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, and will invest at least 80% of its total assets in such obligations and in readily marketable participations in such obligations or in repurchase agreements secured by such obligations. Although the Fund will acquire obligations issued or guaranteed by the U. S. Government and its agencies and instrumentalities, neither the Fund's net asset value nor its dividends are so guaranteed.

Participations, CMOs

To facilitate its investment in any of the types of obligations which the Government Fund may acquire, the Fund may purchase "participations" in any of these obligations. Participations are undivided interests in pools of
15
securities which are assembled by certain banks or other responsible persons, such as securities broker/dealers and investment banking houses, where the underlying government credit support passes through or is otherwise available to the participants or the trustee for all participants. Similarly, the Fund may acquire collateralized mortgage obligations (CMOs), which are obligations issued by a trust or other entity organized to hold a pool of U.S. Government insured mortgage-backed securities (such as GNMA certificates) or mortgage loans. The Fund will acquire a CMO when TMC believes that the CMO is more attractive than the underlying securities in pursuing the Fund's primary and secondary investment objectives. Participations and privately issued CMOs are not considered U.S. Government securities, and are not considered part of the 65% of the total assets of the Government Fund which will be invested in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Other Securities

Government Fund may under certain market conditions invest up to 20% of its assets in (i) time certificates of deposit maturing in one year or less after the date of acquisition which are issued by United States banks having assets of one billion dollars or more, or (ii) time certificates of deposit insured as to principal by the Federal Deposit Insurance Corporation. If any certificate of deposit (whether insured in whole or in part) is non-negotiable, and it matures in more than seven days, it will be considered illiquid and subject to the Fund's fundamental investment restriction that no more than 10% of the Fund's net assets will be placed in illiquid investments.

Income Fund - Investment Policies

In general, the Income Fund may purchase securities permissible for the Government Fund. The Income Fund also may invest in other types of debt securities, so long as at least 65% of its net assets are invested in a managed portfolio of securities consisting of:

     * U.S. Government securities, including bonds, notes, and bills issued by the U.S. Treasury, and securities issued guaranteed by agencies and instrumentalities of the U.S. Government;
     *  Corporate debt securities, such as bonds, notes and debentures;
     *  Mortgage-backed securities;
     *  Other asset-backed securities;
     *  Municipal securities;
     * Money market instruments which are comprised of commercial paper, bank obligations (i.e., certificates of deposit and bankers' acceptances) and repurchase agreements;
     *  Privately-placed securities (restricted securities); and
     * Foreign securities, including non-U.S. dollar-denominated securities and U.S. dollar-denominated debt securities issued by foreign issuers and foreign branches of U.S. banks.

Municipal Securities

Income Fund may invest in municipal securities, which include obligations issued by states, territories and possessions of the United States, and their political subdivisions, agencies and instrumentalities. Municipal securities may be "general obligation" bonds or "revenue bonds." General obligation bonds are backed by the credit of the issuing political subdivision or agency, and revenue bonds are repaid from the revenues derived from a specific project such as a waste treatment plant or stadium. Although investments in municipal obligations will be made subject to the Fund's
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emphasis on purchases of investment grade securities (described on page 19 under "Securities Ratings and Credit Quality"), municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, these obligations could become subject to actions by state legislatures or voter referenda extending the time for repayment of principal or imposing other constraints upon enforcement of the obligations or upon political subdivisions to levy taxes to pay the obligations.


Foreign Securities

While Income Fund generally emphasizes investments in U. S. Government securities and other issuers domiciled in the United States, it may invest in foreign securities of the same types and quality as the domestic securities in which it may invest. It may do so when TMC anticipates that the performance of foreign securities offers more potential than domestic alternatives. Foreign securities may be denominated either in U. S. dollars or foreign currencies.

Income Fund may also invest in instruments offered by brokers which combine forward contracts, options and securities in order to reduce foreign currency exposure. Income Fund may enter into multiple futures, options and foreign currency transactions or a combination of these transactions, instead of a single transaction, as part of a hedging strategy.

Investments in foreign securities involve special risks due to more limited information, higher brokerage costs, different accounting standards, thinner trading markets and the likely impact of foreign taxes on the yield from debt securities. They may also entail other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Purchases of foreign securities are usually made in foreign currencies and, as a result, the Income Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U. S. dollar.
Further, it may be more difficult for the Income Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Income Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. These risks may be more acute in the case of developing countries.

Other Investment Strategies

Income Fund may, but is not required to, utilize various other investment strategies described below to hedge various market risks such as the effective maturity or duration of fixed-income securities, or to enhance potential gain. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing these investment strategies, Income Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial futures, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency
17
forward contracts, currency futures contracts, currency swaps or options on currency or currency futures (collectively, all the above are called "Strategic Positions"). Strategic Positions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for Income Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect Income Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of Income Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may manage its portfolio maturity or duration by using options, futures and swaps to acquire and dispose of specific securities having maturities which are then considered desirable in managing the Fund's maturity or duration. "Duration" is a measure of an obligation's life, based upon the present value of the obligor's payments of principal and interest, and is usually shorter than the obligation's maturity. Some Strategic Positions may also be used to enhance potential gain, although no more than 5% of the Fund's assets will be committed to Strategic Positions entered into for purposes other than bona fide hedging, risk management or portfolio management. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, because use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Income Fund to utilize these Strategic Positions successfully will depend on TMC's ability to predict pertinent market movements, which cannot be assured. Income Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

Strategic Positions involve certain risks including possible default by the other party to the transaction, illiquidity and, to the extent TMC's view as to certain market movements is incorrect, the risk that the use of such Strategic Positions could result in losses greater than if they had not been used. Selling put and call options may result in losses to Income Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in Income Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of a futures contract and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position.

In addition, futures and options markets may not be liquid in all circumstances, and over-the-counter options and certain other Strategic Positions (e.g. caps and floors) are considered to be illiquid securities. As a result, in certain markets, Income Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain resulting from an increase in the position's value. Income Fund will not invest in any over-the-counter option, cap, rate swap, currency swap, floor or other illiquid security, if, as a result of that investment, more than 15% of its net assets would be invested in securities which are not readily marketable by the Fund. The Fund will segregate cash or high grade liquid debt assets sufficient to meet its obligation to purchase and deliver securities or currencies under any futures contract or option or to pay any amount owed upon the expiration of an index-based futures contract. Finally, the daily margin requirements for futures contracts may create a greater ongoing
18
potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Positions would reduce net asset value, and possibly income, and such losses could be greater than if the Strategic Positions had not been utilized. The Strategic Positions that the Fund may use and some of their risks are described more fully in the Income Fund's Statement of Additional Information.

Covered Short Sales

Income Fund may make short sales of securities. It will only do so in circumstances where it owns securities of the type sold, or securities giving it the right to obtain securities equivalent in kind and amount to the securities sold. If the right is conditional, a sale may be made only upon the same conditions, except in connection with arbitrage transactions. The Fund may also, however, obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

Segregated Accounts

Income Fund may be required to segregate high grade debt assets in order to provide coverage consistent with applicable regulatory policies on reverse repurchase agreements, covered call and put options written by the Fund, to cover forward foreign currency exchange contracts that require the Fund to purchase or sell foreign currency for hedging purposes, or in an amount equal to the value of the instruments underlying any futures contracts and options on futures.

SECURITIES RATINGS
AND CREDIT QUALITY

Each of the Municipal Funds' assets will normally consist of (1) securities, or participation interests therein, that are rated at the time of purchase within the four highest grades by Moody's Investors Service ("Moody's"), Fitch Investors Service ("Fitch"), or Standard & Poor's Corporation ("S&P"),
(2) securities, or participation interests therein, that are not rated by a rating agency, but are issued by obligors that, at the time of purchase, either have other comparable debt obligations that are rated within the four highest grades (Baa or BBB or better) by Moody's or S&P or Fitch or, in the case of obligors whose obligations are unrated, are deemed by TMC to be comparable to issuers having such debt ratings, and (3) cash. Government Fund invests at least 65% of its total assets in obligations issued or guaranteed by the U. S. Government or its agencies or instrumentalities, and may invest in participations, repurchase agreements and other obligations described above on page 11. Such obligations are not typically rated. At least 65% of Income Fund's net assets will be invested in (1) obligations of the U. S. Government, its agencies and instrumentalities, and in (2) debt securities rated at the time of purchase in one of the three highest categories of Standard & Poor's Corporation (AAA, AA or A) or Moody's Investor's Service, Inc. (Aaa, Aa or A) or, if not rated, judged to be of comparable quality by TMC. Income Fund will not invest in any debt security rated at the time of purchase lower than BBB by Standard & Poor's or Baa by Moody's or of equivalent quality as determined by TMC.

Securities rated in the described categories are described as "investment grade," and are regarded as having a capacity to pay interest and repay principal that varies from "extremely strong" to "adequate." According to S&P, for example, BBB bonds normally exhibit adequate protection parameters, although adverse economic conditions or other changes are more likely to lead to a weakened capacity compared to higher rated categories, and AAA bonds exhibit extremely strong capacity. Securities rated Baa are regarded by Moody's as having some speculative characteristics. Securities rated BBB by Fitch are considered to have adequate capacity, although adverse changes in economic conditions and circumstances are more likely to have an adverse impact than for higher rated categories. Please see the Statement of Additional Information for detailed descriptions of these ratings.
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If permitted to do so, the Municipal Funds will only buy (i) variable rate demand instruments that are rated within the two highest grades of either rating agency or, if unrated, are deemed by TMC to be of high quality and minimal credit risk, (ii) commercial paper that is rated within the two highest grades of a rating agency, and (iii) municipal notes that are rated within the two highest grades of a rating agency or, if unrated, are deemed by TMC to be of comparable quality to such rated municipal notes. To the extent that unrated securities may be less liquid, there may be somewhat greater risk in purchasing unrated securities, especially Municipal Obligations, than in purchasing comparable, rated securities. If a Fund experienced unexpected net redemptions, it could be forced to sell such unrated securities at disadvantageous prices without regard to the security's investment merits, depressing the Fund's net asset value and possibly reducing the Fund's overall investment performance.

Credit ratings do not reflect the risk that market values of fixed income securities will fluctuate with changes in interest rates, and credit rating firms may fail to change credit ratings in a timely fashion to reflect events subsequent to initial ratings. Accordingly, in addition to using credit rating information, TMC subjects each issue under consideration for investment to its own credit analysis in an effort to assess the issuer's financial soundness. This analysis is performed on a continuing basis for all issues held by a Fund, and TMC may determine to dispose of portfolio securities upon a change in ratings or adverse events or market conditions not reflected in ratings. TMC evaluates the credit quality of unrated securities purchased by a Fund under the general supervision of the Fund's Directors or Trustees, and determines the equivalency of unrated obligations to rated obligations.

INVESTMENT POLICIES AND RISKS
OF VALUE FUND

General Investment Principles

Value Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. This goal is a fundamental policy of the Fund and may be changed only with shareholder approval. The Fund expects to invest its assets primarily in domestic equity securities selected on a value basis. However, the Fund may buy foreign equity and debt securities, domestic debt securities and securities that are not currently paying dividends, but which, in TMC's opinion, offer prospects for capital appreciation.

The value of the Fund's investments varies based on many factors. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The value of bonds fluctuates based on changes in interest rates and in the credit quality of the issuer. In general, bond prices rise when interest rates fall, and vice versa. TMC may use various investment techniques to hedge the Fund's risks, but there is no guarantee that these strategies will work as TMC intends. When you sell your shares, they may be worth more or less than what you paid for them.

TMC intends to invest on an opportunistic basis, where in their opinion there is intrinsic value. Value Fund's principal focus will be on traditional, value stocks. However, the portfolio may include stocks and other securities that in TMC's opinion provide value in a broader or different context. Other contexts would include growing companies with consistent results, when they are selling below historic norms, as well as companies whose growth in products and services reflects social and economic changes. The Fund will typically buy the latter when they are out of favor. The relative proportions of these different types of securities will vary over time. The portfolio ordinarily will reflect a bias towards certain stocks or industries when those stocks or industries are depressed, reflecting unfavorable market perceptions of company or industry fundamentals.
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TMC primarily uses individual company and industry analysis when making investment decisions for Value Fund. The Fund will typically make equity investments in the following three types of companies:

     Companies which, in TMC's opinion, are financially sound companies with well established businesses whose stock is selling at low valuations relative to the companies' net assets or potential earning power. The fortunes of this type of company are often cyclical, and these companies generally do well when the economy or their industry is doing well. TMC's judgment in evaluating these companies, or the industries in which they operate, will likely be contrary to the popular perception of the moment. These companies are often attractive candidates for corporate takeovers or restructuring when no single person or group owns a controlling interest.

     Consistent growth companies when they are selling at valuations below historic norms. Stocks in this category generally sell at premium valuations. The attractive feature of companies of this type is steady earnings and dividend growth. Typically, these companies have below average risk because of their financial strength, high profitability and dominant industry position.

     Rapidly growing companies that, in TMC's opinion, are in the process of establishing a leading position in a product, service or market and which TMC expects will grow, or continue to grow, at an above average rate. The stock price of these smaller, less seasoned companies will fluctuate more than the stock prices of the first two types of company listed above. Under normal conditions the proportion of the Fund invested in companies of this type will be modest when compared to the proportion invested in cyclical or consistent growth companies.

TMC selects securities, including equity securities, for inclusion in the Value Fund's investment portfolio based on total return potential. "Total return" means all elements of return including dividends (or interest ) and price appreciation. TMC believes that investments in undervalued stocks, in addition to offering potential capital appreciation, will help limit the Fund's exposure to loss under adverse market conditions.

Value, for purposes of the Fund's selection criteria, relates both to current and to projected measures. Among the specific factors considered by TMC in identifying undervalued securities for inclusion in the Fund are:

     *  price/earnings ratio       *  undervalued assets

     *  price/sales ratio          *  relative earnings growth potential

     *  price to book value        *  industry growth potential

     *  price/cash flow ratio      *  industry leadership

     *  debt/capital ratio         *  dividend growth potential

     *  dividend yield             *  franchise value

     *  dividend history           *  potential for favorable
                                      developments
     *  security and consistency
        of revenue stream

The Value Fund may invest in the stock of issuers of any size, including stocks of small, unseasoned issuers.

Debt securities will be considered for investment when TMC believes them to be more attractive than equity alternatives. When analyzing debt security alternatives, TMC will ordinarily consider the issuer's overall financial strength as well as prevailing market conditions for debt securities as opposed to equities.
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Securities and Investment Practices and Risks

Described below are certain investment practices Value Fund may use in pursuing its investment objective, risks associated with those practices, and certain restrictions which apply to the Funds's investments. TMC may not buy all of these instruments or use all of these techniques to the full extent permitted unless it believes that doing so will help the Fund achieve its goal. Current holdings are described in the Fund's financial reports which are sent to shareholders twice a year. For a free Statement of Additional Information or financial report, call 800-847-0200.

Diversification. Diversifying a mutual fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry.

     Restrictions. With respect to 75% of its total assets, the Fund may not invest more than 5% of its total assets at the time of purchase in any one issuer. The Fund may not invest more than 25% of its total assets at the time of purchase in any one industry. These limitations do not apply to U.S. Government securities. These are fundamental limitations.

Equity Securities may include common stocks, preferred stocks, convertible securities, warrants, ADRs (American Depository Receipts or GDR's), partnership interests and publicly traded real estate investment trusts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

     Restrictions. With respect to 75% of total assets, the Fund may not own more than 10% of the outstanding voting securities of a single issuer.

Investments in smaller companies. The Fund may invest in the stock or debt securities of smaller or unseasoned issuers. Although investments in these companies may offer greater prospects for appreciation, they involve additional risks because of limited product lines, limited access to markets and financial resources, and greater vulnerability to competition and changes in markets. Additionally, the value of these securities may fluctuate more, and they may be more difficult to sell, particularly in declining markets.

Investments in Other Investment Companies. The Fund may invest in securities of closed end investment companies. Up to 5% of its total assets at the time of purchase may be invested in any one investment company, provided that after its purchase no more than 3% of that investment company's outstanding stock is owned by the Fund. TMC will charge an advisory fee on the portion of the Fund's assets that are invested in securities of other investment companies. Thus shareholders will be paying a "double fee" on those assets since the advisers of the investment companies also will be charging fees on the same assets.

Debt Securities. The Fund may buy debt securities of any type. Bonds and other debt instruments, including convertible debt securities, are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. Debt securities have varying degrees of quality and varying levels of sensitivity to changing interest rates. Longer-term debt securities are generally more sensitive to interest rate changes than short term debt securities.
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Lower-quality debt securities (sometimes called "junk bonds" or "high yield securities") are rated below investment grade by the primary rating agencies, and are often considered to be speculative. These securities involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty or in response to adverse publicity or changes in investor perceptions.

     Restrictions. The Fund may not invest more than 35% of its assets at the time of purchase in lower quality debt securities (those rated below Baa by Moody's or BBB by S&P, and unrated securities judged by TMC to be of equivalent quality). Refer to the Statement of Additional Information for a discussion of these ratings.

Foreign Securities and foreign currencies may involve additional risks. Securities of foreign issuers, even if denominated in U.S. dollars, may be affected significantly by fluctuations in the value of foreign currencies, and the value of these securities in U.S. dollars may decline even if the securities increase in value in their home country. Foreign securities also are subject to greater political risk, including nationalization of assets, confiscatory taxation, currency exchange controls, excessive or discriminatory regulations, and restrictions on repatriation of assets and earnings to the United States. In some countries, there may be political instability or insufficient governmental supervision of markets, and the legal protections for the Fund's investments could be subject to unfavorable judicial or administrative changes. Further, governmental issuers may be unwilling or unable to repay principal and interest when due, and may require that the terms for payment be renegotiated. Markets in some countries may be more volatile, and subject to less stringent investor protection and disclosure requirements and it may be difficult to sell securities in those markets. Moreover, the economies in many countries may be relatively unstable because of dependence on a few industries or economic sectors.

These factors could make foreign investments more volatile. The Fund will only invest in companies domiciled in a country whose currency is freely convertible into U.S. dollars and in companies (such as oil production companies) whose business is conducted primarily in U.S. dollars. Investment companies whose business is conducted in U.S. dollars could involve securities of issuers located in developing countries. Risks of investment in developing countries may be greater than risks otherwise pertaining to foreign securities due to conditions in those countries, including illiquid markets, increased difficulty in repatriating assets and earnings, reduced or uncertain legal protections for investors, and greater political instability.

Adjusting Investment Exposure. Value Fund can use various techniques to increase or decrease its exposure to changing securities prices, interest rates, currency exchange rates, commodity prices, or other factors that affect securities values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, purchasing indexed securities, and selling securities short. TMC can use these practices to adjust the risk and return characteristics of the Fund's portfolio of investments. If TMC judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the price volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Other Securities include short-term, highly liquid securities, such as time certificates of deposit, and investment grade short-term corporate debt obligations and commercial paper. The Fund may, under normal conditions, 23 hold a portion of its assets in other securities pending investment of idle funds or to provide liquidity. During temporary defensive conditions, the Fund may invest up to 100% of its assets in other securities. If any certificate of deposit is non-negotiable, and it matures in more than seven days, it will be considered illiquid.

Repurchase Agreements. In a repurchase agreement, the Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the security at a higher price. See "Borrowing," below.

Illiquid and Restricted Securities. Some investments may be determined by TMC, under the supervision of the Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of other securities, including illiquid securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to the Fund.

     Restrictions. The Fund may not purchase a security if, as a result, at the time of purchase more than 10% of its assets would be invested in illiquid securities.

Borrowing. The Fund may borrow from banks or through reverse repurchase agreements. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

     Restrictions. The Fund may borrow only for temporary or emergency purposes or in connection with reverse repurchase agreements, but not in an amount exceeding 33-1/3% of its total assets. This is a fundamental limitation.

Securities Lending. Lending securities to broker-dealers and other institutions is a means of earning income. This practice could result in a loss or a delay in recovering the Fund's securities.

     Restrictions. Loans, in the aggregate, may not exceed 33-1/3% of the Fund's total assets.

Portfolio Turnover. The Fund does not anticipate that its portfolio turnover rate ordinarily will exceed 100%. This rate will vary from time to time, and higher turnover rates may result in higher brokerage commissions, dealer mark-ups and transaction costs, and also could result in taxable capital gains.

Portfolio Turnover - All Funds

Each of the Funds had the portfolio turnover rate shown below for its most recent fiscal year:

     Fund                               Turnover Rate     Fiscal Year Ended
     ----                               -------------     -----------------
     Limited Term National Fund            23.39%        June 30, 1997
     Limited Term California Fund          20.44%        June 30, 1997
     Intermediate National Fund            15.36%        September 30, 1997
     Government Fund                       41.10%        September 30, 1997
     Income Fund                           13.87%        September 30, 1997
     Value Fund                            78.83%        September 30, 1997

24

Each Fund anticipates that its annual turnover rate normally will be less than 100%. A 100% turnover rate would occur, for example, if all of the securities held by a Fund were sold and replaced within one year. TMC does not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund which are otherwise consistent with that Fund's investment objectives and management policies. A higher rate of turnover, may, however, result in increased transaction costs and taxable capital gains.

YOUR ACCOUNT

Buying Fund Shares

The Institutional Class shares of the Funds are sold on a continuous basis with no initial sales charge or contingent deferred sales charge at the net asset value (NAV) per share next determined after a purchase order is received by the Funds' transfer agent and accepted. The NAV of each Fund is computed at least once each day the Funds conduct business, by adding the value of the Fund's assets, subtracting its liabilities and dividing the result by the number of shares outstanding. NAV is normally calculated at four o'clock p. m. Eastern time on each day the New York Stock Exchange is open. See the table below for instructions on how to place your order.

Each Fund reserves the right to suspend the offering of shares for a period of time. Each Fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page 30.

Qualified individual investors and qualified institutions purchasing shares for their own account are eligible to purchase Institutional Class shares provided they invest a minimum of $2,500,000. The minimum amount for subsequent purchases is $5,000. Qualified institutions include corporations, banks and insurance companies purchasing for their own account and other institutions such as trusts, endowments and foundations. TMC or TSC may make payments from their own resources to assist in the sales or promotion of the Funds.

Opening An Account
----------------------------------------------------------------------------
Buying Shares               To Open an Account       To Add To An Account
----------------------------------------------------------------------------

Qualified Individual        Minimum                  Minimum
or Institutional            $2,500,000               $5,000

Qualified Plans             Consult your Plan        Consult your Plan
                            Administrator            Administrator

Within Wrap or Fee Based    Consult your Program     Consult your Program
Program                     Sponsor                  Sponsor

By Telephone                Exchange from another    Exchange from another
1-888-598-0400              Thornburg Fund           Thornburg Fund
                            account with the same    account with the same
                            registration,            registration
                            including name,          including name,
                            address, and             address, and
                            taxpayer ID number.      taxpayer ID number.

By Mail                     Complete and sign        Make your check
                            the application.         payable to the
                            Make your check          applicable
                            payable to the           Thornburg Fund.
                            applicable               Indicate your
                            Thornburg Fund.          Fund account number
                            Mail to the address      on your check and
                            indicated on the         mail to the address
                            application.             printed on your
                                                     account statement.
Automatic Investment Plan   Use one of the above     Use Automated Clearing
                            procedures to open       House funds.  Sign up
                            your account.  Obtain    for this service when
                            an Automatic             you open your account,
                            Investment Plan form     or call 1-888-598-0400
                            to sign up for this      to add it.
                            service.
----------------------------------------------------------------------------
25

Qualified employee benefit or retirement plans other than an individual retirement account ("IRA") or SEP-IRA are also eligible to purchase Institutional Class shares, provided they either invest a minimum of $1,000,000 in the Funds or have 100 or more eligible participants enrolled in the plan. There is no minimum amount for subsequent purchases.

Investment dealers, financial advisers or other investment professionals, including bank trust departments and companies with trust powers, purchasing for the accounts of others within a clearly defined "wrap" or other fee based investment advisory program are eligible to purchase Institutional Class shares. TSC will establish a minimum amount per program or per account to qualify for purchase of Institutional Class shares. The minimum amount per program is currently $250,000. Consult your applicable professional for their minimum.

Employees, officers, trustees, directors of any Thornburg Fund or Thornburg company, and their families or trusts established for the benefit of any of the foregoing, may also purchase Institutional Class shares.

Opening an Account

Complete and sign an account application and give it, along with your check, to the Fund in which you are investing or to your financial intermediary. You may also open your account by wire or mail. If there is no application accompanying this prospectus, please call 1-888-598-0400. If you buy shares by check and then redeem those shares, the payment may be delayed for up to 15 business days to ensure that your previous investment has cleared.

When you sign your account application, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the Fund to withhold 31% of your taxable distributions and redemptions.

If you open or add to your account yourself rather than through your financial advisor please note the following:

     * All of your purchases must be made in U. S. dollars.
     * Checks must be drawn on U. S. banks; the Funds do not accept cash.
     * If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the Fund or its Transfer Agent have incurred.

When you buy shares of a Fund or sell them through your financial advisor, you may be charged a fee for this service. Please read your financial advisor's program materials for any additional procedures, service features or fees that may apply.

Certain financial institutions that have entered into sales agreements with TSC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the Fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.

Street Name Accounts. Some financial intermediaries offer to act as owner of record of Fund shares as a convenience to investors who are clients of those firms and shareholders of an individual Fund. Neither the Funds nor their Transfer Agent can be responsible for failures or delays in crediting shareholders for dividends or redemption proceeds, or for delays in reports to shareholders if a shareholder elects to hold Fund shares in street-name through an account with a financial intermediary rather than directly in the shareholder's own name. Further, neither the Funds nor their Transfer Agent 26 will be responsible to the investor for any loss to the investor due to the failure of a financial intermediary, its loss of property or funds, or its acts or omissions. Prospective investors are urged to confer with their financial intermediaries to learn about the different options available for owning mutual fund shares. You may receive share certificates or hold shares in your name with the Transfer Agent upon request.

SELLING FUND SHARES

Shareholders of record (the person or entity in whose name the shares are registered) can withdraw money from their Fund at any time by redeeming some or all of the shares in the account, either by selling them back to the Fund or by selling the shares through their financial advisor. The shares will be purchased by the Fund at the next share price (NAV) calculated after the redemption order is received in proper form. Share price is normally calculated at 4 p.m. Eastern time. Please note the following:

   * Consult your financial advisor for procedures governing redemption through the advisor's firm.

   * Telephone redemptions over the wire generally will be credited to your bank account on the business day after your phone call (see Telephone Redemption, page 29).

---------------------------------------------------------------------------
Redeeming Shares         Account Type          Special Requirements
---------------------------------------------------------------------------
Through a Financial      All Account Types     Consult with your
Intermediary                                   financial advisor.
                                               They may charge a fee.


By Mail                  Individual, Joint     The letter of
                         Tenant, Sole          instruction must be
                         Proprietorship,       signed by all persons
                         UGMA, UTMA            required to sign for
                                               transactions, exactly
                                               as their names appear
                                               on the account and
                                               must include:
Send to: NFDS                                * Your name,
c/o Thornburg Funds                          * The Fund's name,
PO Box 419017                                * Your Fund account no.
Kansas City, MO                              * The dollar amount or
64141-6017                                     number of shares to be
                                               redeemed,
                                             * Any other applicable
                                               requirements listed above
                                             * Signature guarantee,
                                               if required.

                         Trust                 In addition to the
                                               above requirements,
                                               the trustee must sign
                                               the letter indicating
                                               capacity as trustee.
                                               If the trustee's name
                                               is not in the account
                                               registration, provide
                                               a copy of the trust
                                               document certified
                                               w/in the last 60 days.

                         Business or           In addition to the
                         Organization          above requirements,
                                               at least one person
                                               authorized by
                                               corporate resolution
                                               to act on the account
                                               must sign the letter
                                               which must be
                                               signature guaranteed.
                                               Include a corporate
                                               resolution with a
                                               corporate seal.

                         Executor,             Call 888-598-0400 for
                         Administrator,        instructions.
                         Conservator,
                         Guardian

By Telephone             All account types     You must sign up for
                         except Street Name    the telephone
                         Accounts              redemption feature
                                               before using it.
                                               Minimum Wire $1,000
                                               Minimum Check $500
---------------------------------------------------------------------------
27

   * Your Fund may hold payment on redemptions until it is reasonably satisfied that investments previously made by check have been collected, which can take up to 15 business days.

   * Payment for shares redeemed normally will be made by mail the next business day, and in most cases within seven days, after receipt by the Transfer Agent of a properly executed request for redemption accompanied by any outstanding certificates in proper form for transfer. The Funds may suspend the right of redemption and may postpone payment when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by rules of the Securities and Exchange Commission during an emergency which makes it impractical for the Funds to dispose of their securities or fairly to determine net asset value, or during any other period specified by the Securities and Exchange Commission in a rule or order for the protection of investors.

   * No interest is accrued or paid on amounts represented by uncashed distribution or redemption checks.

   * To the extent consistent with state and federal law, your Fund may make payments of the redemption price either in cash or in kind. The Funds have elected to pay in cash all requests for redemption by any shareholder. They may, however, limit such cash in respect to each shareholder during any 90 day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits its withdrawal. In the case of a redemption in kind, securities delivered in payment for shares would be valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.

To sell shares in an account, you may use any of the methods described below.

If you are a qualified individual or qualified institution selling some but not all of your shares, leave at least $25,000 worth of shares in the account to keep it open. If you own shares through a "wrap" or fee based program, you must leave at least $1,000 worth of shares in the account to keep it open. There is no minimum balance requirement for Qualified Plans.

Certain requests must include a signature guarantee. It is designed to protect you and your Fund from fraud. If you are redeeming directly rather than through a financial adviser and you have not signed up for telephone redemption, your request must be made in writing and include a signature guarantee if any of the following situations apply:

   *  You wish to redeem more than $10,000 worth of shares,

   *  Your account registration has changed within the last 30 days,

   * The redemption check is being mailed to a different address than the one on your account,

   * The check is being made payable to someone other than the person in whose name the account is registered, or

   * The redemption proceeds are being transferred to a Thornburg account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, savings association or participant in the Securities Transfer Agent Medallion Program (STAMP). A notary public cannot provide a signature guarantee.
28

Telephone Redemption

If you completed the telephone redemption section of your application when you first purchased your shares, you may easily redeem shares of your Fund by telephone. Simply call a Fund Customer Service Representative at 888-598-0400. Money can be wired directly to the bank account designated by you on the application or sent to you in a check. The Fund's Transfer Agent may charge a fee for a bank wire. This fee will be deducted from the amount wired.

If you did not complete the telephone redemption section of your application, you may add this feature to your account by calling the Fund for a telephone redemption application. Once you receive it, please fill it out, have it signature guaranteed and send it to:

                              NFDS
                              c/o Thornburg Funds
                              P.O. Box 419017
                              Kansas City, MO 64141-6017.

Considerations With Respect to Telephone Redemption

The Funds, TSC, TMC and the Funds' Transfer Agent are not responsible for, and will not be liable for, the authenticity of withdrawal instruction received by telephone or the delivery or transmittal of the redemption proceeds if they follow instructions communicated by telephone that they reasonably believe to be genuine. By electing telephone redemption you are giving up a measure of security you otherwise may have by redeeming shares only with written instructions, and you may bear the risk of any losses resulting from telephone redemption. The Funds and their Transfer Agent will attempt to implement reasonable procedures to prevent unauthorized transactions and the Funds or their Transfer Agent could be liable if these procedures are not employed. These procedures will include recording of telephone transactions, providing written confirmation of such transactions within 5 days, and requesting certain information to better confirm the identity of the caller at the time of the transaction. You should verify the accuracy of your confirmation statements immediately after you receive them.

INVESTOR SERVICES

Thornburg Funds provides a variety of services to help you manage your account.

Information Services

Thornburg Funds' telephone representatives are available Monday through Friday from 8:30 am to 6:30 p.m. Eastern time. Whenever you call, you can speak with someone equipped to provide the information or service you need.

Statements and reports that Thornburg Funds send to you include the following:

   *  Account statements after every transaction affecting your account

   * Monthly account statements (except the Value Fund which sends quarterly account statements)

   *  Financial reports (every six months)

   *  Cost basis statement (at the end of any year in which you redeem shares)
29

Exchange Privilege

You may exchange Institutional Class shares of any Thornburg Fund for Institutional Class shares of any other Thornburg Fund that offers Institutional Class shares, subject to the restrictions described below. Please consult the exchange and reinvestment privilege information in the Prospectus of the other Thornburg Fund. Note that exchanges out of a Fund may have tax consequences for you.

Exchange Restrictions

As a shareholder, you have the privilege of exchanging Institutional Class shares of the Fund for Institutional Class shares of other Thornburg Funds which offer Institutional Class shares. However, you should note the following:

   * The Fund you are exchanging into must be registered for sale in your state.

   * You may only exchange between accounts that are registered in the same name address, and taxpayer identification number.

   *  Before exchanging into a Fund, read its prospectus.

   *  Exchanges may have tax consequences for you.

   * Because excessive trading can hurt fund performance and shareholders, each Fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of a Fund in any calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.

   * Each Fund reserves the right to refuse exchange purchases by any person or group if, in TMC's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

   * Your exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to a Fund. Although a Fund will attempt to give prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The Funds reserve the right to terminate or modify the exchange privilege in the future.

Systematic Withdrawal Plans

Systematic withdrawal plans let you set up periodic redemptions from your account. Consult your financial intermediary or call a Fund Customer Service Representative at 888-598-0400 for information.

Each Fund may authorize certain securities brokers to accept on its behalf purchase and redemption orders received in good form, and some of those brokers may be authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. Provided the order is promptly transmitted to the Fund, the Fund will be deemed to have received a purchase or redemption order at the time it is accepted by such an authorized broker or its designee, and customer orders will be priced based upon the Fund's net asset value next computed after the order is accepted by the authorized broker or its designee.
30

SHAREHOLDER & ACCOUNT POLICIES

Dividends and Capital Gains

Each Fund distributes substantially all of its net income and realized capital gains, if any, to shareholders each year. Each of the Municipal Funds and the Taxable Income Funds declares its net investment income daily and distributes it monthly. Value Fund distributes net investment income quarterly. Each Fund will distribute net realized capital gains, if any, at least annually. Capital gain distributions, if any, normally will be declared and payable in December. You will be notified annually by your Fund as to the amount and characterization of distributions paid to or reinvested by you for the preceding tax year.

Distribution Options

The Funds earn interest from bond, money market, and other investments.
These are passed along as dividend distributions. Each Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions. When you open an account, specify on your application how you want to receive your distributions. Each Fund offers four options, which you can change at anytime. Shares of any Thornburg Fund purchased through reinvestment of dividend and capital gain distributions are not subject to sales charges or contingent deferred sales charges. No interest or earnings are accrued or paid on amounts represented by uncashed distribution checks.

Dividends

1. Reinvestment Option. Your dividend distributions will be automatically invested in additional shares of your Fund. If you do not indicate a choice on your application, you will be assigned this option. You may also instruct the Fund to invest your dividends in the shares of another Thornburg Fund.

2. Cash Option. You will be sent a check for your dividend distributions. Cash distribution checks are normally mailed on the third business day after the month-end for the Municipal Funds and for the Taxable Income Funds.

Capital Gain

1. Reinvestment Option. Your capital gain distributions, if any, will be automatically reinvested in additional shares of your Fund. If you do not indicate a choice on your application, you will be assigned this option. You may also instruct the Fund to reinvest your capital gain distributions in shares of another Thornburg Fund.

2. Cash Option. You will be sent a check for any capital gain distributions.

Turnover and Capital Gains

The Funds do not normally engage in short-term trading for profits.
However, when a Fund believes that a security will no longer contribute towards its reaching its goal or that another security will better contribute to its goal, it will normally sell that security.

When a Fund sells a security at a profit it realizes a capital gain. When it sells a security at a loss it realizes a capital loss. A fund must, by law, distribute capital gains, net of any losses, to its shareholders. Whether you reinvest your capital gain distributions or take them in cash, the distribution is taxable.

To minimize taxable capital gain distributions, each Fund will realize capital losses, if available, when, in the judgment of the portfolio manager, the integrity and income generating aspects of the portfolio would be unaffected by doing so.
31

TAXES

Federal Taxes - In General

Each Fund has qualified under Subchapter M of the Internal Revenue Code (the "Code") for tax treatment as a regulated investment company, and intends to continue its qualification so long as qualification is in the best interests of its shareholders under Subchapter M. This tax treatment relieves a Fund from paying federal income tax on income which is currently distributed to its shareholders. Certain general aspects of federal income taxation of individual shareholders are discussed below. Aspects of investment by shareholders who are not individuals are addressed in a limited manner. Prospective investors, and in particular persons who are not individuals, should consult their own tax advisers concerning federal, state and local tax consequences respecting investments in the Funds.

Federal Taxes - Municipal Funds

The Municipal Funds intend to satisfy conditions that will enable them to designate distributions from the interest income generated by investments in Municipal Obligations, which are exempt from federal income tax when received by a Fund, as Exempt Interest Dividends. Shareholders receiving Exempt Interest Dividends will not be subject to federal income tax on the amount of such dividends, except to the extent the alternative minimum tax may be imposed.

Distributions by the Municipal Funds of net interest income received from certain temporary investments (such as certificates of deposit, corporate commercial paper and obligations of the U. S. government, its agencies and instrumentalities) and net short-term capital gains realized by the Fund, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. Distributions to shareholders will not qualify for the dividends received deduction for corporations. Any net long-term capital gains realized by the Fund, whether or not distributed, will be taxable to shareholders as long-term capital gains regardless of the length of time investors have held their shares, although gains attributable to market discount on portfolio securities will be characterized as ordinary income. Each year the Fund will, where applicable, mail to shareholders information on the tax status of dividends and distributions, including the respective percentages of tax-exempt and taxable, if any, income and an allocation of tax-exempt income on a state-by-state basis. The exemption of interest income for federal income tax purposes does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authorities. (See "State Taxes"). Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal, state and local taxation of the Fund and the income tax consequences to its shareholders.

The Funds' counsel, White, Koch, Kelly & McCarthy, Professional Association, has not made and normally will not make any review of the proceedings relating to the issuance of the Municipal Obligations or the basis for any opinions issued in connection therewith. In the case of certain Municipal Obligations, federal tax exemption is dependent upon the issuer (and other users) complying with certain ongoing requirements. There can be no assurance that the issuer (and other users) will comply with these requirements, in which event the interest on such Municipal Obligations could be determined to be taxable, in most cases retroactively from the date of issuance. Certain matters under the Code, including certain exceptions to the foregoing, are discussed more specifically below.

The Code treats interest on certain Municipal Obligations which are private activity bonds under the Code as a preference item for purposes of the alternative minimum tax on individuals and corporations. The Municipal Funds may purchase without limitation private activity bonds the interest on which is subject to treatment under the Code as a preference item for purposes of the alternative minimum tax on individuals and corporations, although the frequency and amounts of these purchases are uncertain. Some portion of
32

Exempt Interest Dividends could, as a result of such purchases, be treated as a preference item for purposes of the alternative minimum tax on individuals and corporations. Shareholders are advised to consult their own tax advisers as to the extent and effect of this treatment.

Federal Taxes - Taxable Income Funds

Distributions to shareholders representing net investment income and net short term capital gains will be taxable to the recipient shareholders as ordinary income, whether the distributions are actually taken in cash or are reinvested in additional shares. Fund distributions will not be eligible for the dividends received deduction for corporations. Distributions of net long-term capital gains, if any, will be treated as long-term capital gains by shareholders regardless of the length of time the shareholder has owned the shares, and whether received as cash or in additional shares.

Redemption or resale of shares by a shareholder will be a taxable transaction for federal income tax purposes, and the shareholder will recognize gain or loss in an amount equal to the difference between the shareholder's basis in the shares and the amount received on the redemption or resale. If the shares sold or redeemed are a capital asset, the gain or loss will be a capital gain or loss and will be long-term if the shares were held for more than one year.

Federal Taxes - Value Fund

Your distributions are taxable when paid, whether taken as cash or reinvested. For federal tax purposes, the Value Fund's income and short-term capital gains distributions are taxed as dividends; long-term capital gains distributions are taxed as long-term capital gains. Every January, the Fund will send each shareholder and the IRS a statement showing the taxable distributions paid in the previous year. You should consult with your tax advisor for the correct federal and state treatment of distributions. Redemptions, including exchanges to other Thornburg Funds, are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them. Whenever you sell shares of a Fund, you will be sent a confirmation statement showing how many shares you sold and at what price. At the end of the year the Fund will also send you a statement showing the average cost basis of the shares you redeemed. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of federal and state taxes to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your
capital gains.   The Fund may pay withholding or other taxes to foreign
governments during the year. These taxes reduce the Fund's distributions, but are included in the taxable income reported on your tax statement. You may be able to claim an offsetting tax credit or itemized deduction for foreign taxes paid by the Fund. Your tax statement will generally show the amount of foreign tax for which a credit or deduction may be available.

State Taxes

With respect to distributions of interest income and capital gains from the Funds, the laws of the several states and local taxing authorities vary with respect to the taxation of such distributions, and shareholders of the Funds are advised to consult their own tax advisers in that regard. The Municipal Funds will advise shareholders approximately 60 days after the end of each calendar year as to the percentage of income derived from each state as to which it has any Municipal Obligations in order to assist shareholders in the preparation of their state and local tax returns. Distributions of interest income by Limited Term California Fund to individuals resident in California, to the extent the interest income is attributable to Municipal Obligations originating in California, will not be subject to California personal income tax under current law. The Taxable Income Funds will advise shareholders approximately 60 days after the end of each calendar year as to the percentage of income derived from Treasury securities in order to assist shareholders in the preparation of their state and local tax returns. Prospective investors are urged to confer with their own tax advisers for more detailed information concerning state tax consequences.
33

SERVICE PLAN

Each of the Funds has adopted an institutional class Service Plan under which TMC may make payments to securities dealers and other financial institutions, intermediaries and organizations to obtain various shareholder related services or to reimburse their marketing expenses. Each Fund's Service Plan permits the Fund to reimburse TMC for these payments at an annual rate of up to .25% of the Fund's net assets attributable to Institutional Class shares. No assets attributable to Institutional Class shares will be used to reimburse expenses related to any other class of shares of the same Fund.
TMC has no present intention to seek any reimbursement from any of the Funds under the Service Plans.

The Glass-Steagall Act prohibits certain banks from underwriting mutual fund shares. The Funds do not believe that this prohibition will apply to the plans described above. However, no assurance can be given that the Glass-Steagall Act will not be interpreted so as to prohibit this arrangement. In that event, the ability of the Funds to market their shares could be impaired to a small extent. In addition, state securities laws on this issue may differ from interpretations of federal law, and banks and financial institutions may be required to register as dealers pursuant to state law.

PERFORMANCE

Yield Computation and Total Return

Each Fund may quote its yields and returns in reports, sales literature and advertisements. Yield and return information are computed separately for each class of a Fund's shares. Yield and return could differ in minor respects among classes of the same Fund because of allocation of certain expenses to one or more specific classes to which the expenses relate. Any return quoted should not be considered a representation of the return in the future since return figures are based upon historical earnings. Actual performance will vary.

Current yield quotations will include a standardized calculation which computes yield for a 30-day or one-month period by dividing the Fund's net investment income per share during the period by its net asset value on the last day of the period and annualizing the result. Provided that any such quotation is also accompanied by the standardized calculation referred to above, the Fund may also quote non-standardized yields. The primary differences between the yield calculations obtained using the standardized performance measure and any non-standardized performance measure will be caused by the following factors: The non-standardized calculation may cover periods other than the 30-day or one month period required by the standardized calculation; (2) The non-standardized calculation may reflect amortization of premium based upon historical cost rather than market value;
(3) The non-standard return quotation may include the effective return obtained by compounding the monthly dividends; (4) The non-standard return quotation may use the average price during the period, or its price on the first day of the period.

Average annual total return quotations show the average annual percentage change in value of $1,000 for one, five and ten-year periods unless the class has been in existence for a shorter period. Average annual total return assumes the reinvestment of all dividends. The Fund may also furnish average annual total return quotations for other periods. Total return quotations show the total of all income and capital gain paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price. Yields and returns described in this section may also be quoted on a "taxable equivalent yield" basis by computing the taxable yield or return which a hypothetical investor subject to a specified income tax rate must realize to receive the same yield or return after taxes. When a taxable equivalent yield is quoted, the following additional information will be furnished: (1) a standardized current yield; (2) the length of and the last day of the base period used in computing the quotation; and (3) a description of the method by which the quotation is computed.
34

Yield and return information may be useful in reviewing the performance of a Fund and for providing a basis for comparison with other investment alternatives. Comparative information about the yield or distribution rate of the shares of the Fund and about average rates of return on certificates of deposit, bank money market deposit accounts, money market mutual funds and other short-term investments may also be included in advertisements and communications of the Fund. Any such comparison will contain information about the differences between the Fund and those investments.

From time to time, in advertisements and other types of literature, the performance of a Fund may be compared to other groups of mutual funds. This comparative performance may be expressed as a ranking or a rating prepared by Lipper Analytical Services, Inc., Donoghue Organization, Inc., Morningstar, Inc., Value Line or other widely recognized independent services which monitor the performance of mutual funds. Performance rankings and ratings reported periodically in national financial publications such as MONEY Magazine, FORBES, BARRON's, VALUE LINE, the WALL STREET JOURNAL and MORNINGSTAR, and other such publications may also be used. A Fund may illustrate performance or the characteristics of its respective investment portfolios through graphs, tabular data, or other displays which describe (i) the average portfolio maturity of the Fund's portfolio securities relative to the maturities of other investments, (ii) the relationship of yield and maturity of the Fund to the yield and maturity of other investments (either as a comparison or through use of standard benchmarks or indices such as the Treasury yield curve), (iii) changes in the Fund's share price or net asset value relative to changes in the value of other investments, and (iv) the relationship over time of changes in the Fund's (or other investments) net asset values or prices and the Fund's (or other investments') investment returns. The Fund may also illustrate or refer to its respective investment portfolio, investment techniques and strategies, and general market or economic trends in advertising or communications to shareholders or prospective shareholders, including reprints of interviews or articles written by or about, and including comments by, Fund managers. These illustrations, references and comments ordinarily will relate to topics addressed in the Fund's Prospectus and Statement of Additional Information.

ORGANIZATION OF THE FUNDS

Limited Term National Fund and Limited Term California Fund are diversified series of Thornburg Limited Term Municipal Fund, Inc., a Maryland corporation organized as a diversified, open-end management investment company (the "Company"). The Company currently offers two series of stock, Limited Term National Fund and Limited Term California Fund, each in multiple classes, and the Board of Directors is authorized to divide authorized but unissued shares into additional series and classes.

Intermediate Municipal Fund, Government Fund, Income Fund and Value Fund are diversified series of Thornburg Investment Trust, a Massachusetts business trust (the "Trust") organized as a diversified, open-end management investment company under a Declaration of Trust (the "Declaration"). The Trust currently has 12 authorized Funds, four of which are described in this Prospectus. The Trustees are authorized to divide the Trust's shares into additional series and classes.

No Fund is liable for the liabilities of any other Fund. However, because the Company and the Trust share this Prospectus with respect to the Funds, there is a possibility that one of these companies could be liable for any misstatements, inaccuracies or incomplete disclosure in the Prospectus respecting Funds offered by the other company. The Company and the Trust do not concede, and specifically disclaim, any such liability.

Each Fund may hold special shareholder meetings and mail proxy materials, These meetings may be called to elect or remove Directors or Trustees, change fundamental investment policies, or for other purposes.
35

Shareholders not attending these meetings are encouraged to vote by proxy. Each Fund will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the number of shares you own. Shares do not have cumulative voting rights or preemptive rights.

THORNBURG MANAGEMENT COMPANY, INC. AND THORNBURG SECURITIES CORPORATION

The Funds are managed by Thornburg Management Company, Inc., (TMC). TMC performs investment management services for each Fund under the terms of an Investment Advisory Agreement which specifies that TMC will select investments for the Fund, monitor those investments and the markets generally, and perform related services. TMC also performs administrative services specific to the Institutional Class under an Administrative Services Agreement which requires that TMC will supervise, administer and perform certain administrative services necessary for the maintenance of Institutional Class shareholders. TMC's services to Limited Term National Fund and Limited Term California Fund are supervised by the Directors of Thornburg Limited Term Municipal Fund, Inc.; its services to the other Funds are supervised by the Trustees of Thornburg Investment Trust.

TMC was established in 1982. Today, the Thornburg Funds include three other mutual funds in addition to the Funds covered by this Prospectus. The Thornburg Funds total over $1.8 billion in assets. Thornburg Management Company Inc. is known as a provider of conservative investment products. For more than a decade the Thornburg Funds have been committed to preserving and increasing the real wealth of their shareholders. The key to growing real wealth is increasing buying power after taxes, inflation, and investment related expenses. TMC receives fees for managing each Fund computed in accordance with the following tables. These annual rates are calculated on average daily net assets and are paid monthly.

-------------------------------------------------------
Limited Term National Fund and Limited Term California Fund
-------------------------------------------------------
Net Assets of Fund          Advisory Fee Rate   Administrative Services Rate
-----------------         -----------------  ---------------------------
0 to $500 million                  .50%                     .05%
$500 million to $1 billion         .40%                     .05%
$1 billion to $1.5 billion         .30%                     .05%
$1.5 billion to $2 billion         .25%                     .05%
Over $2 billion                    .225%                    .05%

------------------------------------------
Intermediate National Fund and Income Fund
---------------------------------------
Net Assets of Fund          Advisory Fee Rate  Administrative Services Rate
-----------------         -----------------  ----------------------------
0 to $500 million                  .50%                     .05%
$500 million to $1 billion         .45%                     .05%
$1 billion to $1.5 billion         .40%                     .05%
$1.5 billion to $2 billion         .35%                     .05%
Over $2 billion                    .275%                    .05%

---------------
Government Fund
--------------
Net Assets of Fund          Advisory Fee Rate  Administrative Services Rate
-----------------         ----------------  ------------------------------
0 to $1 billion                    .375%                    .05%
$1 billion to $2 billion           .325%                    .05%
Over $2 billion                    .275%                    .05%

----------
Value Fund
----------
Net Assets of Fund          Advisory Fee Rate  Administrative Services Rate
-----------------         ----------------- --------------------------
0 to $500 million                  .875%                    .05%
$500 million to $1 billion         .825%                    .05%
$1 billion to $1.5 billion         .775%                    .05%
$1.5 billion to $2 billion         .725%                    .05%
Over $2 billion                    .675%                    .05%
---------------------------------------------------------------------------

Brian J. McMahon and George Strickland, both of whom are Managing Directors of TMC, have primary responsibility for the day-to-day management of the Municipal Funds. Mr. McMahon has managed municipal bond portfolios for TMC since 1984 and Mr. Strickland ahs performed municipal bond credit analyses and management since joining TMC in 1991. Mr. McMahon and Mr. Strickland are assisted by other employees of TMC in managing the Municipal Funds.

Steven J. Bohlin, a Managing Director of TMC, has primary responsibility for the day-to-day management of the Taxable Income Funds. He has held this responsibility for Government Fund since 1988 and for Income
Fund since its inception in 1992. Mr. Bohlin is assisted by other employees of TMC in managing the Taxable Income Funds.

William Fries, a Managing Director of TMC, is the portfolio manager of Value Fund, which he has managed since its inception in 1995. Before joining TMC in May 1995, Mr. Fries managed equity mutual funds for 16 years with another mutual fund management company. Mr. Fries is assisted by other employees of TMC.

TMC may, from time to time, agree to waive its fees or to reimburse a Fund for expenses above a specified percentage of average daily net assets. TMC retains the ability to be repaid by the Fund for these expense reimbursements if expenses fall below the limit prior to the end of the fiscal year. Fee waivers or expenses by a Fund will boost its performance, and repayment of waivers or reimbursements will reduce its performance.

In addition to TMC's fees, each Fund will pay all other costs and expenses of its operations. No Fund will bear any costs of sales or promotion incurred in connection with the distribution of Institutional Class shares, except as described above under "Service Plan".

Thornburg Securities Corporation (TSC) distributes and markets the Thornburg Funds. TMC or TSC may make payments from their own resources to assist in the sales or promotion of the Funds.

H. Garrett Thornburg, Jr., a Director and Chairman of the Fund, is the controlling stockholder of both TMC and TSC.

ADDITIONAL
INFORMATION

Reports to Shareholders
Shareholders will receive annual reports of their Fund containing financial statements audited by the Funds' independent auditors, and also will receive unaudited semi-annual reports. In addition, each shareholder will receive an account statement no less often than quarterly.

Custodian and Transfer Agent
The custodian of each Fund's assets is State Street Bank & Trust Co. National Financial Data Services is the transfer agent for the Funds and performs bookkeeping, data processing and administrative services incident to the maintenance of shareholder accounts.

General Counsel
Legal matters in connection with the issuance of shares of the Funds are passed upon by White, Koch, Kelly & McCarthy, Professional Association, Post Office Box 787, Santa Fe, New Mexico 87504-0787.
37

INVESTMENT ADVISER

Thornburg Management Company, Inc.
119 East Marcy Street, Suite 202
Santa Fe, New Mexico 87501

DISTRIBUTOR

Thornburg Securities Corporation
119 East Marcy Street, Suite 202
Santa Fe, New Mexico 87501

AUDITOR

McGladrey & Pullen, LLP
555 Fifth Avenue
New York, New York 10017

CUSTODIAN

State Street Bank & Trust Co.
Boston, Massachusetts

TRANSFER AGENT

State Street Bank & Trust Co.
c/o NFDS Servicing Agent
Post Office Box 419017
Kansas City, Missouri 64141-6017

No dealer, sales representative or any other person has been authorized to give any information or to make any representation not contained in this Prospectus and, if given or made, the information or representation must not be relied upon as having been authorized by any Fund or Thornburg Securities Corporation. This Prospectus constitutes an offer to sell securities of a Fund only in those states where the Fund's shares have been registered or otherwise qualified for sale. A Fund will not accept applications from persons residing in states where the Fund's shares are not registered.


<Thornburg Funds logo>
Investing With Integrity
Thornburg Securities Corporation, Distributor
119 East Marcy Street, Santa Fe, New Mexico 87501
(800) 847-0200
www.thornburg.com                 email: postmaster@thornburg.com


                                  PART B
                  STATEMENTS OF ADDITIONAL INFORMATION

              INCOME FUNDS STATEMENT OF ADDITIONAL INFORMATION

                         THORNBURG INVESTMENT TRUST
                     (formerly Thornburg Income Trust)

                    STATEMENT OF ADDITIONAL INFORMATION
                                    for
      THORNBURG LIMITED TERM U.S. GOVERNMENT FUND ("Government Fund")
                                    and
             THORNBURG LIMITED TERM INCOME FUND ("Income Fund")
                     119 East Marcy Street,  Suite 202
                        Santa Fe, New Mexico  87501

     Thornburg Limited Term U.S. Government Fund ("Government Fund") and Thornburg Limited Term Income Fund ("Income Fund") are investment portfolios established by Thornburg Investment Trust (the "Trust"). This Statement of Additional Information relates to the investments proposed to be made by the Funds, investment policies governing the Funds, the Funds' management, and other issues of interest to a prospective purchaser of shares in the Funds.



     This Statement of Additional Information is not a prospectus but should be read in conjunction with the Funds' Prospectus dated November 1, 1998. A copy of the Prospectus may be obtained at no charge by writing to the distributor of the Funds' shares, Thornburg Securities Corporation, at 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501.

     The Trust's name was "Thornburg Income Trust" until October 1, 1995.

     The date of this Statement of Additional Information is November 1,
1998.

                             Table of Contents

                                                                       Page
                                                                       ----
INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . . . . . . .  1

INVESTMENT LIMITATIONS . . . . . . . . . . . . . . . . . . . . . . . . . 19
     Government Fund Investment Limitations. . . . . . . . . . . . . . . 19
     Income Fund Investment Limitations. . . . . . . . . . . . . . . . . 22

YIELD AND RETURN COMPUTATION . . . . . . . . . . . . . . . . . . . . . . 25

REPRESENTATIVE PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . 26
     Government Fund (Classes A and C) . . . . . . . . . . . . . . . . . 26
     Income Fund (Classes A and C)  . . . . . . . . . . . . . . . . . . .27

DISTRIBUTIONS, TAXES AND SHAREHOLDER ACCOUNTS . . . . . . . . . . . . . .28
     Distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . 28
     Federal Income Tax Considerations . . . . . . . . . . . . . . . . . 29
     State and Local Income Tax Considerations . . . . . . . . . . . . . 31
     Accounts of Shareholders . . . . . . . . . . . . . . . . . . . . . .31

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENTS . . . . . . . 32
     Investment Advisory Agreements . . . . . . . . . . . . . . . . . . .32
     Administrative Services Agreement . . . . . . . . . . . . . . . . . 34

SERVICE AND DISTRIBUTION PLANS . . . . . . . . . . . . . . . . . . . . . 35
     Service Plans - All Classes . . . . . . . . . . . . . . . . . . . . 35
     Class C Distribution Plan . . . . . . . . . . . . . . . . . . . . . 35

PORTFOLIO TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . . . . . 37

MANAGEMENT AND HOLDERS OF SECURITIES . . . . . . . . . . . . . . . . . . 38

PURCHASE OF FUND SHARES . . . . . . . . . . . . . . . . . . . . . . . . .41
     Discussion of Reduced Sales Charges - Class A Shares . . . . . . . .41

REDEMPTION OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . 44

DISTRIBUTOR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .46

INDEPENDENT AUDITORS . . . . . . . . . . . . . . . . . . . . . . . . . . 47

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . 47

INVESTMENT OBJECTIVES AND POLICIES

Introduction

     This portion of the Statement of Additional Information includes additional information which the prospective investor may wish to know respecting types of investments each of the Funds may acquire or specific techniques each of the Funds may utilize in pursuing its investment objectives. Although certain investments are subject to purchase by both Funds, there are certain investments or techniques which are available only to one Fund or the other.

Determining Portfolio Average Maturity - Government Fund and Income Fund

     For purposes of each Fund's investment policy, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features (such as put or demand features) or a variable rate of interest which, in the judgment of the Fund's investment adviser, will result in the instrument being valued in the market as though it has an earlier maturity.

     In addition, each Fund may estimate the expected maturities of certain securities it purchases in connection with achieving its investment objectives. Certain obligations such as Treasury Bills and Notes have stated maturities. However, certain obligations a Fund may acquire, such as GNMA certificates, are interests in pools of mortgages or other loans having varying maturities.

     Due to prepayments of the underlying mortgage instruments or other loans, such asset-backed securities do not have a known actual maturity (the stated maturity date of collateralized mortgage obligations is, in effect, the maximum maturity date). In order to determine whether such a security is a permissible investment for a Fund (and assuming the security otherwise qualifies for purchase by the Fund), the security's remaining term will be deemed equivalent to the estimated average life of the underlying mortgages at the time of purchase of the security by the Fund. Average life will be estimated by the Fund based on its Adviser's evaluation of likely prepayment rates after taking into account current interest rates, current conditions in the relevant housing markets and such other factors as it deems appropriate.
 There can be no assurance that the average life as estimated will be the actual average life.

     For example, the mortgage instruments in the pools underlying mortgage-backed securities have original maturities ranging from 8 to 40 years. The maximum original maturity of the mortgage instruments underlying such a security may, in some cases, be as short as 12 years. The average life of such a security at the time of purchase by a Fund is likely to be substantially less than the maximum original maturity of the mortgage instruments underlying the security because of prepayments of the mortgage instruments, the passage of time from the issuance of the security until its purchase by a Fund and, in some cases, the wide dispersion of the original maturity dates of the underlying mortgage instruments.

     Certain securities which have variable or floating interest rates or demand or put features may nonetheless be deemed to have remaining actual lives which are less than their stated nominal lives. In addition, certain asset-backed securities which have variable or floating interest rates may be deemed to have remaining lives which are less than the stated maturity dates of the underlying mortgages.

Purchase of Certificates of Deposit - Government Fund and Income Fund

     In addition to the other securities each Fund may purchase, each Fund is authorized to purchase bank certificates of deposit under certain circumstances. The Government Fund may under certain market conditions invest up to 20% of its assets in (i) time certificates of deposit maturing in one year or less after the date of acquisition which are issued by United States banks having assets of $1,000,000,000 or more, and (ii) time certificates of deposit insured as to principal by the Federal Deposit Insurance Corporation. If any certificate of deposit (whether or not insured in whole or in part) is nonnegotiable, and it matures in more than 7 days, it will be considered illiquid, and subject to the Government Fund's fundamental investment restriction that no more than 10% of the Fund's net assets will be placed in illiquid investments.

     The Income Fund may invest in certificates of deposit of large domestic and foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of one billion U.S. dollars), including foreign branches of domestic banks, and certificates of deposit of smaller banks as described below. Although the Income Fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign banks or foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic banks. (See "Foreign Securities" below). The Income Fund may also invest in certificates of deposit issued by banks and savings and loan institutions which had at the time of their most recent annual financial statements total assets of less than one billion dollars, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the U.S. Government, (ii) at no time will the Fund hold more that $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of the Fund's assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of one billion dollars.

Asset-Backed Securities - Government Fund and Income Fund

     Each of the Funds may invest in asset-backed securities, which are interests in pools in loans, described in the Prospectus. The Government Fund only may purchase such securities or participations therein if they are U.S. Government obligations described in the Prospectus.

Mortgage-Backed Securities and Mortgage Pass-Through Securities

     If otherwise consistent with its investment restrictions and the Prospectus, each Fund may invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others.
 Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. A Fund also may invest in debt securities which are secured with collateral consisting of mortgage -backed securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

     A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and expose the Fund to a lower rate or return upon reinvestment of the prepayments. Additionally, the potential for prepayments in a declining interest rate environment will tend to limit to some degree the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities. During periods of increasing interest rates, prepayments likely will be reduced, and the value of the mortgage-backed securities will decline.

     Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.
 Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or insurer of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, or upon refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Fund shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

     Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC is a corporate instrumentality of the United States Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PC's") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PC's are not backed by the full faith and credit of the United States Government.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. Such pools may be purchased by the Income Fund, but will not be purchased by the Government Fund. Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Income Fund's investment quality standards. There can be no assurance that the private insurer or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Income Fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Collateralized Mortgage Obligations ("CMO's")

     A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMO's may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMO's are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMO's provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against unanticipated early return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation issues multiple series, (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMO's, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

FHLMC Collateralized Mortgage Obligations

     FHLMC CMO's are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PC's, payments of principal and interest on the CMO's are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMO's are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMO's as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMO's is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled date.

     If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the CMO's are identical to those of FHLMC PC's. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Other Mortgage-Backed Securities

     TMC expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. Neither Fund will purchase mortgage-backed securities or any other assets which, in the opinion of TMC, are illiquid and exceed, as a percentage of the Fund's assets, the percentage limitations on the Fund's investment in securities which are not readily marketable, as discussed below. TMC will, consistent with the Funds' respective investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Other Asset-Backed Securities

     The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in structures similar to the CMO pattern. Consistent with the Funds' respective investment objectives and policies, each Fund may invest in these and other types of asset-backed securities that may be developed in the future. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

     Several types of asset-backed securities have already been offered to investors, including Certificates of Automobile Receivables ("CARS"). CARS represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interests on CARS are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

     Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of bankruptcy laws and of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

     Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool assets, to ensure that the receipt of payment on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Income Fund, as a possible purchaser of such securities, will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

     The Income Fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of the residual will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act of 1933 may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

     The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Funds to dispose of any then existing holdings of such securities.

Repurchase Agreements - Government Fund and Income Fund

     Either Fund may enter into repurchase agreements with member banks of the Federal Reserve System or any domestic broker-dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker-dealer has been determined by TMC to be at least as high as that of other obligations the Fund may purchase or at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody's or S&P. These transactions may not provide a Fund with collateral marked-to-market during the term of the commitment.

     A repurchase agreement, which provides a means for the Fund to earn income on funds for periods as short as overnight, is an arrangement under which the Fund purchases a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price.
 The repurchase price may be higher than the purchase price, the difference being interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation. Obligations will be held by the Fund's custodian or in the Federal Reserve Book Entry System.

     For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller of the Obligations subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in the price of the Obligation. If the court characterized the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, TMC seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

When Issued Securities - Government Fund and Income Fund

     Either Fund may purchase securities offered on a "when-issued" or "forward delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or forward delivery security accrues to the purchaser. To the extent that assets of a Fund are not invested prior to the settlement of a purchase of securities, the Fund will earn no income; however, it is intended that the Fund will be fully invested to the extent practicable and subject to the Fund's investment policies. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that the Funds will purchase such securities with the purpose of actually acquiring them unless sale appears desirable for investment reasons.
 At the time a Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of when-issued or forward delivery securities may be more or
less than the purchase price.   The Funds do not believe that net asset value
or income will be adversely affected by purchase of securities on a when-issued or forward delivery basis. Each Fund will establish a segregated account for commitments for when-issued or forward delivery securities.

Reverse Repurchase Agreements - Government Fund and Income Fund

     Either Fund may enter into reverse repurchase agreements by transferring securities to another person in return for proceeds equal to a percentage of the value of the securities, subject to its agreement to repurchase the securities from the other person for an amount equal to the proceeds plus an interest amount. Neither Fund will enter into any such transaction if, as a result, more than 5% of the Fund's total assets would then be subject to reverse repurchase agreements. See the "Investment Restrictions" applicable to each Fund, below.

Dollar Roll Transactions - Government Fund and Income Fund

     Either Fund may enter into "dollar roll" transactions, which consist of the sale by the Fund to a bank or broker-dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date.

     Dollar rolls are treated for purposes of the Investment Company Act of 1940 (the "1940 Act") as borrowings of the Fund entering into the transaction because they involve the sale of a security coupled with an agreement to repurchase, and are subject to the investment restrictions applicable to any borrowings made by the Fund. Like all borrowings, a dollar roll involves costs to the borrowing Fund. For example, while the Fund receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

     Dollar rolls involve potential risks of loss which are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Fund's right to purchase from the counterparty may be restricted. Additionally, the value of such securities may change adversely before the Fund is able to purchase them. Similarly, the Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to the Fund, the security which the Fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that the Fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

     The Trustees of the Funds have adopted guidelines to ensure that those securities received are substantially identical to those sold. To reduce the risk of default, the Funds will engage in such transactions only with banks and broker-dealers selected pursuant to such guidelines.

Lending of Portfolio Securities - Government Fund and Income Fund

     Each Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Securities and Exchange Commission, such loans may be made to member firms of the New York Stock Exchange, and would be required to be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value and accrued interest of the securities loaned. A Fund would have the right to call a loan and obtain the securities loaned on no more than five days' notice. During the existence of a loan, the Fund would continue to receive the equivalent of the interest paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

Other Investment Strategies - Income Fund

     The Income Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity market movements), to manage the effective maturity or duration of fixed-income securities or portfolios, or to enhance potential gain. Such strategies are used by many mutual funds and other institutional investors. Techniques and instruments may change over time as new investments and strategies are developed or regulatory changes occur.

     In the course of pursuing these investment strategies, the Income Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial futures, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Income Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to Strategic Transactions entered into for purposes not related to bona fide hedging or risk management. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Income Fund, force the sales of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency.
The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possible income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options - Income Fund

     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument as to which the options relate. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Income Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Income Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An American-style put or call option may be exercised at any time during the option period while a European-style put or call options may be exercised only upon expiration or during a fixed period prior thereto.
The Income Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

     With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, to the extent the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     The Income Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are set by negotiation of the parties. The Income Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the Counterparty to buy back the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Income Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank in New York as "primary dealers," broker dealers, domestic or foreign banks or other financial institutions which have received a short-term credit rating of "A-1" from Standard & Poor's Corporation or "P-1" from Moody's Investor Services or have been determined by the Adviser to have an equivalent credit rating. The staff of the SEC currently takes the position that the amount of the Fund's obligation pursuant to an OTC option is illiquid, and is subject to the Income Fund's limitation on investing no more than 15% its assets in illiquid instruments.

     If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

     The Income Fund may purchase and sell call options on U.S. Treasury and agency securities, foreign sovereign debt, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and related futures on such securities other than futures on individual corporate debt and individual equity securities. All calls sold by the Fund must be "covered" or must meet the asset segregation requirements described below as long as the call is outstanding (i.e., the Fund must own the securities or futures contract subject to the call). Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security and may require the Fund to hold a security which it might otherwise have sold.

     The Income Fund may purchase and sell put options that relate to U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio) or futures on such securities other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under its hedging, duration management, risk management, and other Strategic Transactions other than those with respect to futures and options thereon.
In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures - Income Fund

     The Income Fund may purchase and sell financial futures contracts or purchase put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract.

     The Income Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 5% of the face amount of the contract, but may be higher in some circumstances. Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position will be offset prior to settlement and that delivery will not occur.

     The Income Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the segregation requirements with respect to futures and options thereon are described below.

Options on Securities Indices and Other Financial Indices - Income Fund

     The Income Fund also may purchase and sell call and put options on securities indices and other financial indices and, in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement (i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions - Income Fund

     The Income Fund may engage in currency transactions with Counterparties in order to hedge the value of currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell ( with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below.

     The Income Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transactions hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

     The Income Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to proxy hedging as described below.

     The Income Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Income Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if TMC considers that the Austrian schilling is linked to the German Deutschemark (the "D-mark"), the Fund holds securities denominated in Austrian schillings and TMC believes that the value of schillings will decline against the U.S. dollar, TMC may enter into a contract to sell D-marks and buy dollars. Hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions - Income Fund

     Currency transactions are subject to risks different from other transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Income Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered ineffective, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions - Income Fund

     The Income Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and any combination of futures, options and currency transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of TMC, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on TMC's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars - Income Fund

     Among the Strategic Transactions into which the Income Fund may enter are interest rate, currency and index swaps and the purchase or sale or related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Income Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. An interest rate swap is an agreement between two parties to exchange payments that are based on specified interest rates and a notional amount. The exchange takes place over a specified period of time. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. Although swaps can take a variety of forms, typically one party pays fixed and receives floating rate payments and the other party receives fixed and pays floating rate payments. An interest rate cap is an agreement between two parties over a specified period of time where one party makes payments to the other party equal to the difference between the current level of an interest rate index and the level of the cap, if the specified interest rate index increases above the level of the cap. An interest rate floor is similar except the payments are the difference between the current level of an interest rate index and the level of the floor if the specified interest rate index decreases below the level of the floor. An interest rate collar is the simultaneous execution of a cap and floor agreement on a particular interest rate index. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. Purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     The Income Fund may enter into swaps, caps, floors or collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long term debt rating of the Counterparty combined with any credit enhancements, satisfies the credit criteria established by the Trustees. If there is a default by the Counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar Instruments - Income Fund

     The Income Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in the LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the United States - Income Fund

     When constructed outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts - Income Fund

     Some transactions which the Income Fund may enter into, including many Strategic Transactions, require that the Income Fund segregate liquid high grade debt assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. Transactions which require segregation include reverse repurchase agreements, dollar rolls, undertakings by the Fund to purchase when-issued securities, the Fund's sales of put or call options, the Fund's sales of futures contracts, currency hedging transactions (including forward currency contracts, currency futures and currency swaps) and swaps, floors and collars to the extent of the Fund's uncovered obligation under the transaction. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or an amount of cash or liquid high grade debt securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities without additional consideration or to segregate liquid high-grade assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid high grade debt assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate liquid, high grade assets equal to the exercise price.

     Except when the Income Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations, or to segregate liquid high grade debt assets equal to the amount of the Fund's obligation.

     OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices, OCC issued and exchange listed index options, swaps, caps, floors and collars will generally provide for cash settlement. As a result, with respect to these instruments the Fund will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a put, or the in-the-money amount in the case of a call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. Other OCC issued and exchange listed options sold by the Fund, other than those above, generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, if any, will be treated the same as other options settling with physical delivery.

     In the case of a futures contract or an option thereon, the Income Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, or high grade liquid debt instruments.

     With respect to swaps, the Income Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required. If it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

     The Income Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company. See "Taxes."

Foreign Securities - Income Fund

     The Income Fund may invest in securities of foreign issuers. Investing in foreign issuers involves certain special considerations, including those set forth below, which are not typically associated with investing in United States issuers. As foreign companies are not generally subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than a domestic company. Volume and liquidity in most foreign bond markets is less than in the United States and, at times, volatility of price can be greater than in the United States. There is generally less government supervision and regulation of brokers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Securities issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions, may or may not be supported by the full faith and credit and taxing power of the foreign government. The Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Further, it may be more difficult for the Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect United States investments in those countries. In addition, it may be more difficult to obtain and enforce a judgment against a foreign issuer. Foreign securities may be subject to foreign government taxes which will reduce the yield on such securities. A shareholder of the Income Fund will not be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund.

Trustees' Power to Change Objectives and Policies

     Any objective and policies stated above may be changed by the Trustees of the Trust without a vote of the shareholders, unless identified as a fundamental objective or policy.

INVESTMENT LIMITATIONS

     The following restrictions, if identified as "fundamental" with respect to a Fund, may not be changed without approval of a majority of the outstanding voting securities of the Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund. Any restriction, limitation or policy which is not identified as fundamental may be changed by the Trustees.

Government Fund Investment Limitations

     As a matter of fundamental investment policy, the Government Fund will not:

     (1) Invest more than 20% of the Fund's total assets in securities other than obligations issued or guaranteed by the United States Government or its agencies, instrumentalities and authorities, or in participations in such obligations or repurchase obligations secured by such obligations, generally described (but not limited) under the heading "Types of Obligations the Fund May Acquire", and then only in the nongovernmental obligations described in the Prospectus;

     (2) Purchase any security if, as a result, more than 5% of its total assets would be invested in securities of any one issuer, excluding obligations of, or guaranteed by, the United States government, its agencies, instrumentalities and authorities;

     (3) Borrow money, except (a) as a temporary measure, and then only in amounts not exceeding 5% of the value of the Fund's total assets or (b) from banks, provided that immediately after any such borrowing all borrowings of the Fund do not exceed 10% of the Fund's total assets. The exceptions to this restriction are not for investment leverage purposes but are solely for extraordinary or emergency purchases or to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments is deemed to be disadvantageous. The Fund will not purchase securities while borrowings are outstanding. For purposes of this restriction (i) the security arrangements described in restriction (4) below will not be considered as borrowing money, and (ii) reverse repurchase agreements will be considered as borrowing money;

     (4) Mortgage, pledge or hypothecate any assets except to secure permitted borrowings. Arrangements to segregate assets with the Fund's custodian with respect to when-issued and delayed delivery transactions, and reverse repurchase agreements, and deposits made in connection with futures contracts, will not be considered a mortgage, pledge or hypothecation of assets;

     (5) Underwrite any issue of securities, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under federal securities laws;

     (6) Purchase or sell real estate and real estate mortgage loans, but this shall not prevent the Fund from investing in obligations of the U.S. Government or its agencies, relating to real estate mortgages as described generally under the heading "Types of Obligations the Fund May Acquire";

     (7) Purchase or sell commodities or commodity futures contracts or oil, gas or other mineral exploration or development programs. Investment in futures contracts respecting securities and in options on these futures contracts will not be considered investment in commodity futures contracts;

     (8) Make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objectives and policies; (b) repurchase agreements with banks, brokers, dealers and other financial institutions; and (c) loans of securities;

     (9) Purchase any security on margin, except for such short-term credits as are necessary for the clearance of transactions. For purposes of this restriction, the Fund's entry into futures contracts will not be considered the purchase of securities on margin;

     (10)     Make short sales of securities;

     (11) Invest more than 5% of its total assets in securities of unseasoned issuers which, together with their predecessors, have been in operation for less than three years excluding obligations of, or guaranteed by, the United States government, its agencies, instrumentalities and authorities;

     (12) Invest more than 5% of its total assets in securities which the Fund is restricted from selling to the public without registration under the Securities Act of 1933. The Fund has no present intention to purchase any such restricted securities;

     (13) Purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities or more than 10% of any class of securities of any such issuer to be held by the Fund;

     (14) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets;

     (15) Purchase securities (other than securities of the United States government, its agencies, instrumentalities and authorities) if, as a result, more than 25% of the Fund's total assets would be invested in any one industry;

     (16) Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund's knowledge, those officers and Trustees of the Fund, or those officers and directors of TMC, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities;

     (17) Enter into any reverse repurchase agreement if, as a result thereof, more than 5% of its total assets would be subject to its obligations under reverse purchase agreements at any time;

     (18) Purchase or sell any futures contract if, as a result thereof, the sum of the amount of margin deposits on the Fund's existing futures positions and the amount of premiums paid for related options would exceed 5% of the Fund's total assets;

     (19) Purchase any put or call option not related to a futures contract;

     (20) Purchase the securities of any issuer if as a result more than 10% of the value of the Fund's net assets would be invested in securities which are considered illiquid because they are subject to legal or contractual restrictions on resale ("restricted securities") or because no market quotations are readily available; or enter into a repurchase agreement maturing in more than seven days, if as a result such repurchase agreements together with restricted securities and securities for which there are no readily available market quotations would constitute more than 10% of the Fund's net assets; or

     (21) Issue senior securities, as defined under the Investment Company Act of 1940, except that the Fund may enter into repurchase agreements and reverse repurchase agreements, lend its portfolio securities, borrow, and enter into when-issued and delayed delivery transactions as described above under "INVESTMENT OBJECTIVES AND POLICIES" and as limited by the foregoing investment limitations.

     Whenever an investment policy or restriction states a minimum or maximum percentage of the Government Fund's assets which may be invested in any security or other assets, it is intended that the minimum or maximum percentage limitations will be determined immediately after and as a result of the Fund's acquisition of the security or asset. Accordingly, any later increase or decrease in the relative percentage of value represented by the asset or security resulting from changes in asset values will not be considered a violation of these restrictions.

     Although the Government Fund has the right to pledge, mortgage or hypothecate its assets subject to the restrictions described above, in order to comply with certain state statutes on investment restrictions, the Fund will not, as a matter of operating policy (which policy may be changed by the Trustees without shareholder approval), mortgage, pledge or hypothecate its portfolio securities to the extent that at any time the percentage of pledged securities will exceed 10% of its total assets.

Income Fund Investment Limitations

     As a matter of fundamental policy, the Income Fund may not:

     (1) with respect to 75% of its total assets taken at market value, purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies;

     (2) borrow money, except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements; provided that the Fund maintains asset coverage of 300% for all borrowings;

     (3) purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate or mortgages, and (ii) securities secured by real estate or interests therein and that the Fund reserves freedom of action to hold and sell real estate acquired as a result of the Fund's ownership of securities) or purchase or sell physical commodities or contracts relating to physical commodities;

     (4) act as underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund;

     (5) make loans to any other person, except (a) loans of portfolio securities, and (b) to the extent that the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objectives and investment policies may be deemed to be loans;

     (6) issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except for shares of the separate classes of a fund or series of the Trust provided that collateral arrangements with respect to currency-related contracts, futures contracts, options, or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction;
                                     22

     (7) purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (for the purposes of this restriction, telephone companies are considered to be in a separate industry from gas and electric public utilities, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents).

     As a matter of non-fundamental policy the Income Fund may not:

     (a) purchase or retain securities of any open-end investment company, or securities of any closed-end investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchases, or except when such purchase, though not made in the open market, is part of a plan of merger, consolidation, reorganization or acquisition of assets. The Fund will not acquire any security issued by another investment company ( the "acquired company") if the Fund thereby would own (i) more than 3% of the total outstanding voting securities of the acquired company, or (ii) securities issued by the acquired company having an aggregate value exceeding 5% of the Fund's total assets, or
(iii) securities issued by investment companies having an aggregate value exceeding 10% of the Fund's total assets;

     (b) pledge, mortgage or hypothecate its assets in excess, together with permitted borrowings, of 1/3 of its total assets;

     (c) purchase or retain securities of an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund or a member, officer, director or trustee of the investment adviser of the Fund if one or more of such individuals owns beneficially more than one-half of one percent (1/2%) of the outstanding shares or securities or both (taken at market value) of such issuer and such shares or securities together own beneficially more than 5% of such shares or securities or both;

     (d) purchase securities on margin or make short sales, unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except in connection with arbitrage transactions, and except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

     (e) invest more than 15% of its net assets in the aggregate in securities which are not readily marketable, the disposition of which is restricted under Federal securities laws, and in repurchase agreements not terminable within 7 days provided the Fund will not invest more than 5% of its total assets in restricted securities;

     (f) purchase securities of any issuers with a record of less than three years of continuous operations, including predecessors, except U.S. Government securities, securities of such issuers which are rated by at least one nationally recognized statistical rating organization, municipal obligations and obligations issued or guaranteed by any foreign government or its agencies or instrumentalities, if such purchase would cause the investments of the Fund in all such issuers to exceed 5% of the total assets of the Fund taken at market value;

     (g) purchase more than 10% of the voting securities of any one issuer, except securities issued by the U.S. Government, its agencies or instrumentalities;

     (h) buy options on securities or financial instruments, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its net assets; or sell put options in securities if, as a result, the aggregate value of the obligations underlying such put options (together with other assets then segregated to cover the Fund's potential obligations under its hedging, duration management, risk management and other Strategic Transactions other than those with respect to futures and options thereon) would exceed 50% of the Fund's net assets;

     (i) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to all futures contracts entered into on behalf of the Fund and the premiums paid for options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

     (j) invest in oil, gas or other mineral leases, or exploration or development programs (although it may invest in issuers which own or invest in such interests);

     (k) borrow money except as a temporary measure, and then not in excess of 5% of its total assets (taken at market value) unless the borrowing is from banks, in which case the percentage limitation is 10%; reverse repurchase agreements and dollar rolls will be considered borrowings for this purpose, and will be further subject to total asset coverage of 300% for such agreements;

     (l) purchase warrants if as a result warrants taken at the lower of cost or market value would represent more than 5% of the value of the Fund's total net assets or more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchanges or on an exchange with comparable listing requirements (for this purpose, warrants attached to securities will be deemed to have no value); or

     (m) make securities loans if the value of such securities loaned exceeds 30% of the value of the Fund's total assets at the time any loan is made; all loans of portfolio securities will be fully collateralized and marked to market daily. The Fund has no current intention of making loans of portfolio securities that would amount to greater than 5% of the Fund's total assets;

     (n)     purchase or sell real estate limited partnership interests.

Restrictions with respect to repurchase agreements shall be construed to be for repurchase agreements entered into for the investment of available cash consistent with the Income Fund's repurchase agreement procedures, not repurchase commitments entered into for general investment purposes.

YIELD AND RETURN COMPUTATION

Performance and Portfolio Information

     The yield and return of a Fund or any Fund class may, from time to time, be quoted in reports, sales literature and advertisements published by the Fund, the Distributor, or investment dealers offering the Fund. Any such quotation must include a standardized calculation which computes yield for a 30-day or one month period by dividing net investment income per share during the period by the maximum offering price on the last day of the period. The standardized calculation will include the effect of semiannual compounding and will reflect amortization of premiums for those bonds which have a market value in excess of par. New schedules based on market value will be computed each month for amortizing premiums. With respect to mortgage-backed securities or other receivables-backed obligations, the Fund will amortize the discount on premium on the outstanding principal balance, based upon the cost of the security, over the remaining term of the security.
 Gains or losses attributable to actual monthly paydowns on mortgage-backed obligations will be reflected as increases or decreases to interest income during the period when such gains or losses are realized. Provided that any such quotation is also accompanied by the standardized calculation referred to above, a Fund may also quote non-standardized performance data for a specified period by dividing the net investment income per share for that period by either the Fund's average public offering price per share for that same period or the offering price per share on the first or last day of the period, and multiplying the result by 365 divided by the number of days in the specified period. For purposes of this non-standardized calculation, net investment income will include accrued interest income plus or minus any amortized purchase discount or premium less all accrued expenses. The primary differences between the results obtained using the standardized performance measure and any non-standardized performance measure will be caused by the following factors: (1) The non-standardized calculation may cover periods other than the 30-day or one month period required by the standardized calculation; (2) The non-standardized calculation may reflect amortization of premium based upon historical cost rather than market value;
(3) The non-standardized calculation may reflect the average offering price per share for the period or the beginning offering price per share for the period, whereas the standardized calculation always will reflect the maximum offering price per share on the last day of the period; (4) The non-standardized calculation may reflect an offering price per share other than the maximum offering price, provided that any time the Fund's return is quoted in reports, sales literature or advertisements using a public offering price which is less than the Fund's maximum public offering price, the return computed by using the Fund's maximum public offering price also will be quoted in the same price; (5) The non-standardized return quotation may include the effective return obtained by compounding the monthly dividends.

     Any performance quotation also must include average annual total return quotation for the one, 5 and 10 year period ended on the date of the most recent balance sheet included in the registration statement, computed by finding the average annual compounded rates of return over such periods that would equate the initial amount invested at the maximum public offering price to the ending redeemable value. To the extent that a Fund has been in operation less than one, 5 or 10 years, the time period during which the fund has been in operation will be substituted for any one, 5 or 10 year period for which a total return quotation is not obtainable.

     Any quoted performance should not be considered a representation of the performance in the future since the performance is not fixed. Actual performance will depend not only the type, quality and maturities of the investments held by the Fund and changes in interest rates on such investments, but also on changes in the Fund's expenses during the period. In addition, a change in the Fund's net asset value will affect its performance.

     From time to time, in advertisements and other types of literature, the performance of a Fund may be compared to other groups of mutual funds. This comparative performance may be expressed as a ranking prepared by Lipper Analytical Services, Inc. or other widely recognized independent services which monitor the performance of mutual funds. These performance analyses ordinarily will include the reinvestment of dividends and capital gains distributions, but do not take sales charges into consideration and are prepared without regard to tax consequences. Performance rankings and ratings reported periodically in national financial publications such as MONEY magazine, FORBES and BARRON's also may be used.

     A Fund also may illustrate performance or the characteristics of its investment portfolio through graphs, tabular data or other displays which describe (i) the average portfolio maturity of the Fund's portfolio securities relative to the maturities of other investments, (ii) the relationship of yield and maturity of the Fund to the yield and maturity of other investments (either as a comparison or through use of standard bench marks or indices such as the Treasury yield curve), (iii) changes in the Fund's share price or net asset value in some cases relative to changes in the value of other investments, and (iv) the relationship over time of changes in the Fund's (or other investments') net asset value or price and the Fund's (or other investments') investment return.

     Yield and return information may be used in reviewing the performance of the Fund's investments and for providing a basis for comparison with other investment alternatives. However, each Fund's return fluctuates, unlike certain bank deposits or other investments which pay a fixed return for a stated period of time.

REPRESENTATIVE PERFORMANCE INFORMATION

GOVERNMENT FUND (Classes A and C)

     THE FOLLOWING DATA FOR THE GOVERNMENT FUND REPRESENT PAST PERFORMANCE, AND THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN A FUND WILL FLUCTUATE. AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Yield Computations

     Standardized Method of Computing Yield. The Government Fund's yields for Class A shares and Class C shares, computed for the one-month period ended March 31, 1998 in accordance with the standardized calculation described above, were 5.62% and 5.28% for Class A shares and Class C shares, respectively. This method of computing performance does not take into account changes in net asset value.

     Non-standardized Method of Computing Yield. The Government Fund's yields for Class A shares and Class C shares, computed for the 7-day period ended March 31, 1998 in accordance with a non-standardized method, were 5.47% and 3.86% for Class A shares and Class C shares, respectively. This non-standardized method of computation differs from the standardized method of computing yield in that the non-standardized yield is computed for a 7-day period rather than a 30-day or one-month period, the yield reflects amortization of premium based upon historical cost rather than market value, and the non-standardized yield is computed by compounding dividends monthly rather than semiannually. This method of computing performance does not take into account changes in net asset value.

AVERAGE ANNUAL TOTAL RETURN

     The Government Fund's total returns for Class A shares and Class C shares, computed in accordance with the total return calculation described above, are displayed in the table below for the periods shown ending
March 31, 1998. The Government Fund commenced sales of its Class A shares on November 6, 1987, and commenced sales of Class C shares on September 1, 1994.
 "Total return," unlike the standardized yield and non-standardized yield figures shown above, takes into account changes in net asset value over the described periods. The Class A total return figures assume the deduction of the maximum sales commission of 2.50% on Class A shares. Class C shares sold on or after October 2, 1995 are subject to a contingent deferred sales charge of .50% if redeemed within one year of purchase. This sales charge was deducted in computing the one-year return figure shown below. These data also assume reinvestment of all dividends at net asset value.


               1 Year    5 Years   10 Years  Since Inception
               ------    -------   --------  ---------------
Class A         5.34%     4.65%      N/A     6.96% (11/6/87)
Class C         7.06%      N/A       N/A     6.28% (09/1/94)

Total return figures are average annual total returns for the periods shown.


INCOME FUND (Classes A and C)

     THE FOLLOWING DATA FOR THE INCOME FUND REPRESENT PAST PERFORMANCE, AND THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN A FUND WILL FLUCTUATE. AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Yield Computations

     Standardized Method of Computing Yield. The Income Fund's yields for Class A shares and Class C shares, computed for the one-month period ended March 31, 1998 in accordance with the standardized calculation described above, were 5.36% and 5.09% for Class A shares and Class C shares, respectively. This method of computing performance does not take into account changes in net asset value.

     Non-standardized Method of Computing Yield. The Income Fund's yields for Class A shares and Class C shares, computed for the 7-day period ended March 31, 1998 in accordance with its non-standardized method, were 5.22% and 5.49% for Class A shares and Class C shares, respectively. This non-standardized method of computation differs from the standardized method of computing yield in that the non-standardized yield is computed for a 7-day period rather than a 30-day or one-month period, the yield reflects amortization of premium based upon historical cost rather than market value, and the non-standardized yield is computed by compounding dividends monthly rather than semiannually. This method of computing performance does not take into account changes in net asset value.

AVERAGE ANNUAL TOTAL RETURN

     The Income Fund's total returns for Class A shares and Class C shares, computed in accordance with the total return calculation described above are displayed in the table below for the periods shown ending March 31, 1998. The Income Fund commenced sales of its Class A shares on October 1, 1992, and commenced sales of Class C shares on September 1, 1994. "Total return," unlike the standardized yield and non-standardized yield figures shown above, takes into account changes in net asset value over the described periods.
The Class A total return figures assume the deduction of the maximum sales commission of 2.50% on Class A shares. Class C shares sold on or after October 2, 1995 are subject to a contingent deferred sales charge of .50% if redeemed within one year of purchase. This sales charge was deducted in computing the one-year return figure shown below. These data also assume reinvestment of all dividends at net asset value.

          1 Year    5 Years   10 Years  Since Inception
Class A    5.13%     _.__%      N/A     6.06% (10/1/92)
Class C    6.98%      N/A       N/A     6.96% (09/1/94)

Total return figures are average annual total returns for the periods shown.


DISTRIBUTIONS, TAXES AND SHAREHOLDER ACCOUNTS

Distributions

     All of the net income of each Fund is declared daily as a dividend on shares for which the Fund has received payment. Net income of each Fund consists of all interest income accrued on that Fund's portfolio assets less all expenses of the Fund. Expenses of each Fund are accrued each day. Dividends are paid monthly and are reinvested in additional shares of the Fund at the net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net realized capital gains, if any, will be distributed annually and reinvested in additional shares of each Fund at the net asset value per share at the close of business on the distribution date, or at the shareholder's option, paid in cash.

Federal Income Tax Considerations

     Each Fund has elected and intends to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). Distributions representing net interest and net short-term capital gains will be taxable as ordinary income to the recipient shareholders, whether the distributions are actually taken in cash or are reinvested by the recipient shareholders in additional shares. Fund distributions will not be eligible for the dividends received deduction for corporations. Distributions of net long-term capital gains, if any, will be treated as long-term capital gains to the distributee shareholders, whether the distributions are actually taken as cash or are reinvested by the recipient shareholders in additional shares.

     Redemption or resale of shares will be a taxable transaction for federal income tax purposes and the shareholder will recognize gain or loss in an amount equal to the difference between the shareholder's basis in the shares and the amount realized by the shareholder on the redemption or resale. If the redemption or resale occurs after 1997, and the shareholder held the shares as capital assets, the gain or loss will be long-term if the shares were held for more than 12 months, and any such long-term gain will be subject to a maximum federal income tax rate of 20% to the extent that gain exceeds any net short-term capital losses realized by the taxpayer. If any capital gain distribution by a Fund represents gain on the sale of property before 1998, the shareholder receiving the distribution may have to pay tax at a maximum rate of 28% if the property was owned for more than a year but not more than 18 months when sold.

     Effective for sales charges incurred after October 3, 1989 if the shareholder disposes of shares within 90 days after purchasing them, and later acquires shares for which the sales charge is eliminated or reduced pursuant to a reinvestment or exchange right, then the original sales charge to the extent of the reduction is not included in the basis of the shares sold for determining gain or loss. Instead, the reduction is included in determining the basis of the reinvested shares.

     Distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should distributions reduce the net asset value below a shareholder's cost basis, the distributions would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

     If a Fund holds zero coupon securities or other securities which are issued at discount, a portion of the difference between the issue price and the face amount of zero coupon securities ("original issue discount") will be treated as ordinary income if the Fund holds securities with original issue discount each year, although no current payments will be received by the Fund with respect to that income. This original issue discount will comprise a part of that investment company taxable income of the Fund which must be distributed to shareholders in order to maintain its qualification as a regulated investment company and to avoid federal income tax on the Fund. Taxable shareholders of the Fund will be subject to income tax on original issue discount, whether or not they elect to receive their distributions in cash.

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a mutual fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on a disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Income Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

     The Code imposes a nondeductible 4% excise tax on regulated investment companies which do not distribute to shareholders by the end of each calendar year the sum of (i) 98% of the company's net ordinary income realized in the year, (ii) 98% of the company's net capital gain income for the 12-month period ending on October 31 of that year, and (iii) the excess of (A) the sum of the amounts in (i) and (ii) for the prior calendar year plus all amounts from earlier years which are not treated as having been distributed under this provision, over (B) actual distributions for the preceding calendar years. The effect of this excise tax will be to cause each Fund to distribute substantially all of its income during the calendar year in which the income is earned. Shareholders will be taxed on the full amount of the distribution declared by their Fund for each such year, including declared distributions not actually paid until January 31 of the next calendar year.

     Each shareholder will be notified annually by their Fund as to the amount and characterization of distributions paid to or reinvested by the shareholder for the preceding taxable year. The Fund may be required to withhold federal income tax at a rate of 31% from distributions otherwise payable to a shareholder if (i) the shareholder has failed to furnish the Fund with his taxpayer identification number, (ii) the Fund is notified that the shareholder's number is incorrect, (iii) the Internal Revenue Service notifies the Fund that the shareholder has failed properly to report certain income, or (iv) when required to do so, the shareholder fails to certify under penalty of perjury that he is not subject to this withholding.

     If in any year a Fund fails to qualify for the treatment conferred by Subchapter M of the Code, the Fund would be taxed as a corporation on its income. Distributions to the shareholders would be treated as ordinary income to the extent of the Fund's earnings and profits, and would be treated as nontaxable returns of capital to the extent of the shareholders' respective bases in their shares. Further distributions would be treated as amounts received on a sale or exchange or property. Additionally, if in any year the Fund qualified as a regulated investment company but failed to distribute all of its net income, the Fund would be taxable on the undistributed portion of its net income. Although each Fund intends to distribute all of its net income currently, it could have undistributed net income if, for example, expenses of the Fund were reduced or disallowed on audit.

     The foregoing is a general and abbreviated summary of the provisions of the Internal Revenue Code and Treasury Regulations presently in effect as they directly govern the taxation of each Fund and its shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal and state taxation of the Fund and the income tax consequences to its shareholders. In particular, prospective investors who are not individuals are advised that the preceding discussion relates primarily to the consequences affecting individuals, and the tax consequences of an investment of a person who is not an individual may be very different.

State and Local Income Tax Considerations

     Each Fund is a series of Thornburg Investment Trust, which is organized as a Massachusetts business trust. Under current Massachusetts law, the Trust is not subject to Massachusetts income taxation during any fiscal year in which the Fund qualifies as a regulated investment company. The income tax treatment of the shareholders in the respective states will depend upon the specific laws applicable in those states, and prospective investors are urged to confer with their own tax advisers concerning their particular situations.

Accounts of Shareholders

     When an investor makes an initial investment in shares of a Fund, the Transfer Agent will open an account on the books of the Fund, and the investor will receive a confirmation of the opening of the account. Thereafter, whenever a transaction, other than the reinvestment of interest income, takes place in the account - such as a purchase of additional shares or redemption of shares or a withdrawal of shares represented by certificates
- the investor will receive a confirmation statement giving complete details of the transaction. Shareholders also will receive at least quarterly statements setting forth all distributions of interest income and other transactions in the account during the period and the balance of full and fractional shares. The final statement for the year will provide information for income tax purposes.

     The monthly distributions of interest income, net of expenses, and the annual distributions of net realized capital gains, if any, will be credited to the accounts of shareholders in full and fractional shares of the Fund at net asset value on the payment or distribution date, as the case may be.
Upon written notice to the Transfer Agent, a shareholder may elect to receive monthly distributions of net interest income in cash. Such an election will remain in effect until changed by written notice to the Transfer Agent, which change may be made at any time in the sole discretion of the shareholder.

     The issuance and delivery of certificates for shares is not required, and shareholders may be relieved of the responsibility of safekeeping. Upon written request to the Transfer Agent, a certificate will be issued for any or all of the full shares credited to a shareholder's account, unless the shareholder has elected the Fund's telephone redemption or systematic withdrawal features, which are described in the Prospectus. Certificates which have been issued to a shareholder may be returned at any time for credit to his or her account.

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENTS

Investment Advisory Agreements

     Pursuant to the investment Advisory Agreement, Thornburg Management Company, Inc., 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501 ("TMC"), will act as the investment adviser for, and will manage the investment and reinvestment of the assets of, the Funds in accordance with the Funds' respective investment objectives and policies, subject to the general supervision and control of the Funds' Trustees.

     TMC is investment adviser for Thornburg Limited Term Municipal Fund National Portfolio and Thornburg Limited Term Municipal Fund California Portfolio, which are fund series issued by Thornburg Limited Term Municipal Fund, Inc. TMC also is investment adviser for Thornburg Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Florida Intermediate Municipal Fund and Thornburg Value Fund, series of Thornburg Investment Trust which have aggregate net assets of approximately $621,699,000 as of September 30, 1997. TMC is a sub-adviser for Daily Tax-Free Income Fund, Inc., a registered investment company.

     TMC will provide continuous professional investment supervision under the Investment Advisory Agreement. In addition to managing each Fund's investments, TMC will administer the Funds' business affairs, provide office facilities and certain clerical, bookkeeping and administrative services. Pursuant to the Investment Advisory Agreements, the Funds will pay to TMC a monthly management fee at the annual rates described in the table set forth below. The Income Fund also will pay applicable sales tax, gross receipts tax or similar impositions thereon. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

                                   Net Assets               Annual Rate
     Government Fund            0 to $1 billion                0.375%
                                $1 billion to $2 billion       0.325%
                                over $2 billion                0.275%

     Income Fund                0 to $500 million              0.50%
                                $500 million to $1 billion     0.45%
                                $1 billion to $1.5 billion     0.40%
                                $1.5 billion to $2 billion     0.35%
                                over $2 billion                0.275%

In addition to the fees of TMC, each Fund will pay all other costs and expenses of its operations, as described in the Prospectus under the caption "MANAGEMENT OF THE FUND-Expenses". Each Fund also will bear the expenses of registering and qualifying the Fund and the shares for distribution under federal and state securities laws, including legal fees.

     Each Fund may pay fees to TMC and Thornburg Securities Corporation to reimburse them for particular expenditures incurred in connection with certain shareholder services and the distribution of the Fund's shares to investors. The terms and conditions relating to these payments are described in detail below under the heading "SERVICE AND DISTRIBUTION PLANS".

     The Investment Advisory Agreement for each Fund has been approved by the Trustees of the Funds, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund or TMC. Each Agreement may be extended for successive 12-month periods, provided that the continuation is approved at least annually by the Trustees, and by a majority of the Trustees who are not "interested" within the meaning of the Investment Company Act of 1940 or by a vote of the majority of the Fund's shares then outstanding. The Agreement may be terminated by either party, at any time without penalty, upon 60 days' written notice, and will terminate automatically in the event of its assignment. Termination will not affect the right of TMC to receive payments on any unpaid balance of the compensation earned prior to termination. The Agreement further provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of TMC, or of reckless disregard of its obligations and duties under the Agreement, TMC will not be liable for any action or failure to act in accordance with its duties thereunder.

     The shareholders of each of the Funds approved a restatement of the Investment Advisory Agreement applicable to each Fund at special meetings of shareholders on April 16, 1996, to reduce the advisory fees under those agreements and to remove from those agreements the requirement that TMC would provide certain administrative services. Instead, effective July 1, 1996, those services are provided under the terms of an Administrative Services Agreements are described below.

     For the three most recent fiscal periods ended September 30, 1995, 1996 and 1997 with respect to each Fund, the amounts paid to TMC by each Fund were as follows:

                                   1995           1996           1997
                                   ----           ----           ----

               Government Fund   $735,085        $678,979       $512,612
               Income Fund          -0-           $44,213        $63,046

TMC has waived its rights to fees in the foregoing periods as follows:

                                   1995           1996           1997
                                   ----           ----           ----

               Government Fund     $24,278         -0-            -0-
               Income Fund           -0-         $106,223        $72,224

The foregoing figures for 1995, and in part for 1996, are based upon the rates applicable before restatement of the Investment Advisory Agreement applicable to each Fund. TMC may, (but is not obligated to) waive its rights to any portion of its fees in the future, and may use any portion of its fee for purposes of shareholder and administrative services and distribution of Fund shares. During the fiscal year ended September 30, 1997, the Government Fund and the Income Fund reimbursed TMC in the amounts of $14,839 and $3,685, respectively, for certain accounting expenses incurred by TMC on behalf of that Fund.

Administrative Services Agreement

     Administrative services are provided to each class of shares issued by each of the Funds under an Administrative Services Agreement which requires the delivery of administrative functions necessary for the maintenance of the shareholders of the class, supervision and direction of shareholder communications, assistance and review in preparation of reports and other communications to shareholders, administration of shareholder assistance, supervision and review of bookkeeping, clerical, shareholder and account administration and accounting functions, supervision or conduct of regulated regulatory compliance and legal affairs, and review and administration of functions delivered by outside service providers to or for shareholders, and other related or similar functions as may from time to time be agreed. The Administrative Services Agreement specific to each Fund's Class A and Class C shares provides that the class will pay a fee calculated at an annual percentage of .125% of the class's average daily net assets, paid monthly, together with any applicable sales or similar tax. Services are currently provided under these agreements by TMC. For the fiscal years shown, each of the Funds paid the following amounts to TMC under its Administrative Services Agreements for the share classes shown:

     September 30, 1996:           Class A        Class C
                                   -------        -------
               Government Fund      $44,204         $977
               Income Fund           $7,210         $756

     September 30, 1997:           Class A        Class C
                                   -------        -------
               Government Fund     $170,871        $4,909
               Income Fund          $33,817        $5,702


     The agreements applicable to each class may be terminated by either party, at any time without penalty, upon 60 days' written notice, and will terminate automatically upon assignment. Termination will not affect the service provider's right to receive fees earned before termination. The agreements further provide that in the absence of willful misfeasance, bad faith or gross negligence on the part of the service provider, or reckless disregard of its duties thereunder, the provider will not be liable for any action or failure to act in accordance with its duties thereunder.

     H. Garrett Thornburg, Jr., President, Chairman and a Trustee of the Fund, is also Director and controlling stockholder of TMC.

SERVICE AND DISTRIBUTION PLANS

Service Plans - All Classes

     Each of the Funds have adopted a plan and agreement of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("Service Plan") which is applicable to Class A and Class C shares of each Fund. The Plan permits each Fund to pay to TMC (in addition to the management fee and reimbursements described above) an annual amount not exceeding .25 of 1% of the Fund's assets to reimburse TMC for specific expenses incurred by it in connection with certain shareholder services and the distribution of that Fund's shares to investors. TMC may, but is not required to, expend additional amounts from its own resources in excess of the currently reimbursable amount of expenses. Reimbursable expenses include the payment of amounts, including incentive compensation , to securities dealers and other financial institutions, including banks (to the extent permissible under the Glass-Steagall Act and other federal banking laws), for administration and delivery of shareholder services. The nature and scope of services provided by dealers and other entities likely will vary from entity to entity, but may include, among other things, processing new account applications, preparing and transmitting to the Transfer Agent computer processable tapes of shareholder account transactions, and serving as a source of information to customers concerning the Funds and transactions with the Funds. The Service Plan does not provide for accrued but unpaid reimbursements to be carried over and reimbursed to TMC in later years.

     The Funds paid to TMC the amounts shown in the table below under the Service Plan for the fiscal years shown below. All amounts received by TMC under the Plan were paid principally as compensation to securities dealers and other persons selling the Funds' shares for administration and shareholder services referred to in the preceding paragraph.

     September 30, 1996:           Class A        Class C
                                   -------        -------
               Government Fund     $355,228        $12,882
               Income Fund          $58,390         $6,007

     September 30, 1997:           Class A        Class C
                                   -------        -------
               Government Fund     $330,420           $982
               Income Fund          $64,185        $11,411

Class C Distribution Plan

     Each Fund has adopted a plan and agreement of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, applicable only to the Class C shares of that Fund ("Class C Distribution Plan"). The Class C Distribution Plan provides for the Fund's payment to the Fund's principal underwriter, Thornburg Securities Corporation ("TSC") on a monthly basis of an annual distribution fee of .75% of the average daily net assets attributable to the Fund's Class C shares.

     The purpose of the Class C Distribution Plan applicable to each Fund is to compensate TSC for its services in promoting the sale of Class C shares of the Fund. TSC expects to pay compensation to dealers and others selling Class C shares from amounts it receives under the Class C Distribution Plan.

TSC also may incur additional distribution-related expenses in connection with its promotion of Class C shares sales, including payment of additional incentives to dealers, advertising and other promotional activities and the hiring of other persons to promote the sale of shares. Because the Class C Distribution Plan is a compensation type plan, TSC can earn a profit on any year when Fund payments exceed TSC's actual expenses. The Funds are not liable for any expenses incurred by TSC in excess of the compensation it received from the Fund.

     The Funds paid to TSC $3,627 (Government Fund) and $3,829 (Income Fund) under the Class C Distribution Plan for the fiscal year ended September 30, 1996, and paid to TSC $9,816 (Government Fund) and $11,396 (Income Fund) under the Plan for the fiscal year ended September 30, 1997. Amounts received by TSC under the Class C Distribution Plan were paid principally as compensation to securities dealers and other persons selling the Funds' shares.

     The Glass-Steagall Act prohibits certain banks from underwriting mutual fund shares, but the Funds do not believe that this prohibition will apply to the arrangements described in the Plans. However, no assurance can be given that the Glass-Steagall Act will not be interpreted so as to prohibit these arrangements. In that event, the Funds' ability to market their shares could be impaired to a small extent. The Funds do not foresee that they will give preference to banks or other depository institutions which receive payments from TMC or TSC when selecting investments for the Funds.

     Each Plan continues in effect for periods of 12 months each unless terminated pursuant to its terms and may be continued from year to year thereafter, provided that the continuance is approved at lease annually by a vote of a majority of the Trustees, including a majority of the independent Trustees cast in person at a meeting called for the purpose of voting on such continuance. Each Plan also may be terminated at any time, without penalty, if a majority of the independent Trustees or shareholders of a Fund class vote to terminate the Plan for that class. So long as a Plan is in effect, the selection and nomination of Trustees who are not "interested persons" of a Fund shall be committed to the discretion of the Trustees who are not "interested persons." The Plans may not be amended to increase materially the amount of a Fund's payments thereunder without approval of the shareholders of the affected classes. Under each Plan, the other party, or the Funds, by a vote of a majority of the independent Trustees or of the holders of a majority of the outstanding shares, may terminate the provisions retaining the services of the other party under the Plan, without penalty. The Trustees have the authority to approve continuance of the Plan without similarly approving a continuance of the provisions retaining TMC or TSC thereunder.

     To the extent that a Plan constitutes a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, it will remain in effect as such, so as to authorize the use of the Fund's assets in the amounts and for the purposes set forth therein, notwithstanding the occurrence of an assignment, as defined by the 1940 Act and the rules thereunder. To the extent it constitutes an agreement pursuant to a plan, it will terminate automatically in the event of an "assignment." Upon termination, no further payments may be made under the agreement except for amounts previously accrued by unpaid.
 The Funds may continue to make payments pursuant to the Plan of the amounts authorized to be paid, which may or may not be to TMC or TSC, as the case may be, or the adoption of other similar arrangements, in each case by the Funds' Trustees, including a majority of the independent Trustees by vote cast in person at a meeting called for that purpose.

     Information regarding the services rendered under the Plans and the amounts paid therefor is provided to, and reviewed by, the Trustees on a quarterly basis. In their quarterly review, the Trustees consider the continued appropriateness of the Plans and the level of compensation provided therein.

PORTFOLIO TRANSACTIONS

     TMC, in effecting purchases and sales of portfolio securities for the account of the Funds, will place orders in such manner as, in the opinion of TMC, will offer the best price and market for the execution of each transaction. Portfolio securities normally will be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price of execution may be obtained elsewhere. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. Given the best price and execution obtainable, it will be the practice of the Funds to select dealers which, in addition, furnish research information including credit analyses of issuers and statistical and other services to TMC. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to TMC's own research efforts, the receipt of research information is not expected
significantly to reduce TMC's expenses.   In selecting among the firms
believed to meet the criteria for handling a particular transaction, TMC also may give consideration to those firms which have sold or are selling shares of the Funds. While TMC will be primarily responsible for the placement of the Funds' business, the policies and practices of TMC in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees of the Funds.

     TMC reserves the right to manage other investment companies and investment accounts for other clients which may have investment objectives similar to those of the Funds. Subject to applicable laws and regulations, TMC will attempt to allocate equitably portfolio transactions among the Funds and the portfolios of its other clients purchasing securities whenever decisions are made to purchase or sell securities by a Fund and one or more of such other clients simultaneously. In making such allocations the main factors to be considered will be the respective investment objectives of the Fund and such other clients, the size of investment commitments generally held by the Fund and such other clients and opinions of the persons responsible for recommending investments to the Fund and such other clients.
 While this procedure could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Funds' Trustees that the benefits available from TMC's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Funds' Trustees will review simultaneous transactions.

     The Funds' portfolio turnover rates for the two most recent fiscal years are as follows:
                                   1996           1997
                                   ----           ----

               Government Fund     23.27%         41.10%
               Income Fund         44.35%         13.87%

MANAGEMENT AND HOLDERS OF SECURITIES

     The management of the Funds, including general supervision of the duties performed by TMC under the Investment Advisory Agreements, is the responsibility of the Trustees. There are five Trustees, one of whom is an "interested person." The names of the Trustees and officers and their principal occupations and other affiliations during the past five years are set forth below, with the Trustee who is an "interested person" of the Funds indicated by an asterisk:

Name / Position / Principal Occupation During Past 5 Years
----------------------------------------------------------

H. Garrett Thornburg, Jr.,* 52 / Trustee, President / Director, Chairman (since January of 1987) and Treasurer (since its inception in 1984) of Thornburg Limited Term Municipal Fund, Inc. (a mutual fund investing in certain municipal securities); Chairman and Director of Thornburg Mortgage Advisory Corporation since its formation in 1989; Chairman and Director of Thornburg Mortgage Asset Corporation (real estate investment trust) since its formation in 1993; Executive Vice President of Daily Tax Free Income Fund, Inc. (mutual fund) since its formation in 1982 and a Director from 1982 to June 1993; Director and Treasurer of TMC since its formation in 1982 and President from 1982 to August 1997.

David A. Ater, 51 / Trustee / Principal in Ater & Ater Associates, Santa Fe, New Mexico (developer, planner and broker of residential and commercial real estate) since 1990; owner, developer and broker for various real estate projects; Director of Thornburg Mortgage Asset Corporation (real estate investment trust) since 1994.

J. Burchenal Ault, 70 / Trustee / Independent Fund Raising Counsel, May 1986 to present; Trustee, Woodrow Wilson International Center for Scholars; Director of Thornburg Limited Term Municipal Fund, Inc. since its formation in 1984; Director of Farrar, Strauss & Giroux (publishers) since 1968.

Forrest S. Smith, 66 / Trustee / Attorney in private practice and shareholder Catron, Catron & Sawtell (law firm), Santa Fe, New Mexico, 1988 to present.

James W. Weyhrauch, 38 / Trustee / Executive Vice President and Director, Nambe' Mills, Inc. (manufacturer), Santa Fe, New Mexico, 1986 to present.

Brian J. McMahon, 42 / Vice President and Assistant Secretary / President of Thornburg Limited Term Municipal Fund, Inc. since January, 1987; Managing Director of TMC since December 1985, President of TMC since August 1997 and a Vice President from April 1984 to August 1997.

Steven J. Bohlin, 38 / Vice President and Treasurer / Vice President of Thornburg Limited Term Municipal Fund, Inc. since November 1988; a Managing Director and a Vice President of TMC.

Dawn B. Fischer, 50 / Secretary and Assistant Treasurer / Secretary, Thornburg Limited Term Municipal Fund, Inc. since its formation in 1984; Vice President, Daily Tax Free Income Fund, Inc. since 1989; Managing Director of TMC since 1985 and a Vice President since January 1984.

William Fries, 57 / Vice President / Managing Director of TMC since May 1995 and Vice President of Thornburg Limited Term Municipal Fund, Inc. since June 1995; Vice President of USAA Investment Management Company from 1982 to 1995.

Ken Ziesenheim, 43 / Vice President / Managing Director of TMC since 1995 and Vice President of Thornburg Limited Term Municipal Fund, Inc. since 1995; President of Thornburg Securities Corporation since 1995; Senior Vice President of Financial Services, Raymond James & Associates, Inc. from 1991 to 1995.

George Strickland, 34 / Vice President / Assistant Vice President of Thornburg Limited Term Municipal Fund, Inc. since July 1992; Associate of TMC since July 1991 and a Managing Director commencing in 1996.

Jonathan Ullrich, 28 / Assistant Vice President / Assistant Vice President of Thornburg Limited Municipal Fund, Inc. since July 1992.

Jack Lallement, 59 / Assistant Vice President / Assistant Vice President of Thornburg Limited Term Municipal Fund, Inc. since September 1997; Fund Accountant for TMC since March 1997; Chief Financial Officer/Controller for Zuni Rental, Inc. (equipment leasing and sales), Albuquerque, New Mexico from February 1995 to March 1997; Chief Financial Officer/Controller, Montgomery & Andrews, P.A. (law firm), Santa Fe, New Mexico from March 1987 to August 1994.

Thomas Garcia, 27 / Assistant Vice President / Assistant Vice President of Thornburg Limited Term Municipal Fund, Inc. since September 1997; Fund Accountant for TMC since 1994; BBA, University of New Mexico, 1993.

Van Billops, 32 / Assistant Vice President / Assistant Vice President of Thornburg Limited Term Municipal Fund, Inc. since September 1997; Fund Accountant for TMC since 1993.

Dale Van Scoyk, 50 / Assistant Vice President / Assistant Vice President of Thornburg Limited Term Municipal Fund, Inc. since September 1997; Account Manager for TMC since 1997; National Account Manager for the Heartland Funds 1993 - 1997.

Leigh Moiola, 31, Assistant Vice President /Vice President of TMC since November 1995, Assistant Vice President of Thornburg Limited Term Municipal Fund, Inc. since June 1997.

     The business address of each person listed is 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501. Mr. Thornburg is a Director of TSC, Executive Vice President of Daily Tax-Free Income Fund, Inc., and Chairman and Treasurer of Thornburg Limited Term Municipal Fund, Inc. Mr. Ziesenheim and Ms. Fischer are respectively the president and secretary of TSC.

     The officers and Trustees affiliated with TMC will serve without any compensation from the Funds. The Trust currently pays each Trustee who is not an employee of TMC or an affiliated company a quarterly fee of $1,000 plus a fee of $500 for each meeting of the Trustees attended by the Trustee, pays an annual stipend of $1,000 to each Trustee who serves on the audit committee or any other committee the Trustees may establish, and reimburses Trustees for travel and out-of-pocket expenses incurred in connection with attending meetings. For the fiscal year ended September 30, 1997, the Trust paid the following amounts as compensation to Trustees:

                         Pension or
                         Retirement        Estimated      Total
           Aggregate     Benefits          Annual         Compensation
           Compensation  Accrued as        Benefits       from Trust and
           from          Part of           Upon           Fund Complex
Trustee    Trust         Fund Expenses     Retirement     Paid to Trustee
--------   ------------  -------------     -------------  ---------------
David A.       $7,000      - 0 -             - 0 -         $7,000
Ater

J. Burchenal   $7,000      - 0 -             - 0 -        $13,000
Ault

Forrest S.     $7,000      - 0 -             - 0 -         $7,000
Smith

James W.       $5,500      - 0  -            - 0 -         $5,500
Weyhrauch

The Trust does not pay retirement or pension benefits.

     As of August 5, 1998, the Government Fund had 10,679,067.96 shares outstanding, of which 10,080,969 were Class A shares and 435,850 were Class C shares; as of the same date, the Income Fund had 3,961,658.764 shares outstanding, of which 2,805,761 were Class A shares and 590,112 were Class C shares. As of August 5, 1998, no person was known to own, of record or beneficially, 5% or more of the issued and outstanding shares of either Fund. As of the same date, officers and Trustees of the Trust as a group, together with family members, owned themselves or through affiliated persons 53,279.716 shares of the Income Fund, representing 1.34% of the Fund's issued and outstanding shares on that date. As of August 5, 1998, officers and Trustees of the Trust as a group (together with family members) owned themselves or through affiliated persons less than 1% of the outstanding shares of the Government Fund.

PURCHASE OF FUND SHARES

Discussion of Reduced Sales Charges - Class A Shares

     Procedures for purchases of Fund shares by investors, the pricing of Fund shares for sale to investors, and the schedule of sale to the public are described in the Prospectus under the caption "BUYING FUND SHARES IN GENERAL."

     The Prospectus states that certain classes of investors, specified below, may purchase Class A shares of the Funds at variations to the Public Scale. The Trust may change or eliminate these variations at any time.

     (1) Existing shareholders of a Fund may purchase shares upon the reinvestment of dividends and capital gains distributions with no sales charge. This practice is followed by many investment funds that charge sales loads for new investments.

     (2) Persons may purchase Class A shares of a Fund at no sales charge if they redeemed Class A shares of the Fund or any other series of Thornburg Investment Trust, or of any series of Thornburg Limited Term Municipal Fund, Inc. and reinvest some or all of the proceeds within 24 months after the redemption. The shareholder's dealer or the shareholder must notify the Transfer Agent or TSC at the time an order is placed that the purchase qualifies for this variation to the Public Scale.

     The special class of shareholders in subsection (2) above was created as a convenience for those shareholders who invest in a Fund and subsequently make a decision to redeem all or part of their investment for a temporary period. In some cases, the existence of this special class of shareholders will act as further inducement for certain individuals to make an initial investment in a Fund, particularly if those investors feel that they might have a temporary need to redeem all or part of their investment in the coming years. Shareholders who have previously invested in a Fund are more familiar than the general public with the Fund, its investment objectives, and its results. The costs to TSC of its marketing to these individuals and maintaining the records of their prior investment are minimal compared to the costs of marketing the Fund to the public at large.

     (3) Officers, Trustees, directors and employees of the Trust, TMC, TSC, the Custodian and Transfer Agent, and counsel to the Trust, and members of their families, may purchase shares of a Fund with no sales charge, provided that they notify TSC or the Transfer Agent at the time an order is placed that a purchase will qualify for variation from the Public Scale. The sales charge will not be eliminated if the notification is not furnished at the time of the order or a review of Fund records fails to confirm that the investor's representation is correct. The reduced sales charge to these persons is based upon the Trust's view that their familiarity with and loyalty to the Funds will require less selling effort by the Trust, such as a solicitation and detailed explanation of the conceptual structure of the Fund, and less sales-related expenses, such as advertising expenses, computer time, paper work, secretarial needs, postage and telephone costs than are required for the sale of shares to the general public. Inclusion of the families of these persons is based upon the Trust's view that the same economies exist for sales of shares to family members.

     (4) Employees of brokerage firms who are members in good standing with the National Association of Securities Dealers, Inc. ("NASD"), employees of financial planning firms who place orders for a Fund placed directly with the Transfer Agent or TSC and through a broker/dealer who is a member in good standing with the NASD, and employees of eligible non-NASD members which accept orders for shares of a Fund on an agency basis and clear those orders through a broker/dealer who is a member in good standing with NASD, and their families, may purchase shares of the Fund for themselves with no sales charge, provided that (i) the order must be placed through an NASD member firm who has entered into an agreement with TSC to distribute shares of the Fund, and (ii) the shareholder's broker/dealer or the shareholder must notify TSC or the Transfer Agent at the time an order is placed that the purchase would qualify for this variation to the Public Scale. Similar notification must be made in writing by the dealer, the broker, or the shareholder when such an order is placed by mail. The reduced sales charge will not apply if the notification is not furnished at the time of the order or a review of TSC's, the dealer's, the broker's or the Transfer Agent's records fails to confirm that the investor's representation is correct.

     Because they sell the Funds' shares, these individuals tend to be much more aware of the Fund than the general public. Any additional costs to TSC of marketing to these individuals are minimal.

     (5) Bank trust departments, companies with trust powers, investment dealers and investment advisers who charge fees for service, and investment dealers who utilize wrap fee or similar arrangements, may purchase shares of the Fund at no sales charge, provided that these persons notify TSC or the Transfer Agent, at the time a qualifying order is placed, that the purchase qualifies for this variation to the Public Scale.

     (6) Purchases of Class A shares of any Fund may be made at net asset value provided that such purchases are placed through a broker that maintains one or more omnibus accounts with the Fund and such purchases are made by (i) investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; (ii) clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent; and (iii) retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Sections 401(a) through 403(b) or 457 of the Internal Revenue Code and "rabbi trusts." Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

     (7) No sales charge will be payable at the time of purchase on investments of $1 million or more made by a purchaser. A contingent deferred sales charge will be imposed on these investments in the event of a share redemption within 1 year following the share purchase at the rate of 1/2 of 1% of the value of the shares redeemed. In determining whether a redemption fee is payable and the amount of any fee, it is assumed that shares not subject to the charge are the first redeemed, followed by other shares held for the longest period of time. The applicability of these fees will be unaffected by transfers of registration. TSC or TMC intend to pay a commission of up to 1/2 of 1% to dealers who place orders of $1 million or more for a single purchaser.

     (8) Certain employee benefit plans and insurance company separate accounts used to fund annuity contracts may purchase shares of the Funds at no sales charge. TSC or TMC intend to pay a commission of up to 1/2 of 1% to dealers who place orders for these plans. If such a fee is paid, a contingent deferred sales charge of the same percentage will be imposed on any redemptions within one year of purchase.

     (9) Charitable organizations or foundations, including trusts established for the benefit of charitable organizations or foundations, may purchase shares of the Funds at no sales charge. TSC or TMC intend to pay a commission of up to 1/2 of 1% to dealers who place orders for these purchasers.

     These organizations may charge fees to clients for whose accounts they purchase shares of a Fund. Where the reduced sales charge applies, notification is required at the time the order is received, and a review of TSC's or Transfer Agent's record must confirm that the investor's representation is correct. The investment decisions of the persons and organizations described in the foregoing paragraphs tend to be made by informed advisers. Typically, these organizations are better able than the general public to evaluate quickly the appropriateness of a Fund's investment objectives and performance in light of their goals. In certain cases, these organizations may approach the Fund directly with no solicitation after reading performance data in trade publications. Consequently, costs of marketing to these persons and organizations likely will be minimal.

     (10) Such persons as are determined by the Trustees to have acquired shares under special circumstances, not involving any sales expense to a Fund or to TSC, may purchase shares of the Fund with no sales charge. This variation from the Public Scale contemplates circumstances where a relatively large sale can be made at no distribution cost to a large investor or a number of smaller investors who are similarly situated. In the contemplated circumstances, there would be no cost of distribution, or any costs would be paid by TMC.

     (11) Shares of a Fund may be sold at a reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to or permits group solicitation of its employees, members or participants. Information on these arrangements is available from TSC.

     (12) Investors may purchase shares of a Fund at net asset value without a sales charge to the extent that the purchase represents proceeds from a redemption (within the previous 60 days) of shares of another mutual fund which has a sales charge. This is available only to investors whose broker-dealer or other financial advisor has made prior arrangements with TSC. When making a direct purchase at net asset value under this provision, the Fund must receive one of the following with the direct purchase order: (i) the redemption check representing the proceeds of the shares redeemed, endorsed to the order or the Fund, or (ii) a copy of the confirmation from the other fund, showing the redemption transaction. Purchases with redemptions from money market funds are not eligible for this privilege. This provision may be terminated anytime by TSC or the Trust without notice. This variation to the Public Scale is offered in the belief that investors in other funds who determine to reinvest in one of the Funds have made an informed decision and that significant sales efforts are not required.

REDEMPTION OF SHARES

     Procedures with respect to redemption of Fund shares are set forth in the Prospectus under the caption "HOW TO REDEEM FUND SHARES". Each Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit for protection of the shareholders of the Fund.

DISTRIBUTOR

     Pursuant to a Distribution Agreement with the Fund, Thornburg Securities Corporation acts as the distributor of Fund shares. The Fund bears the expenses of registering its shares with the Securities and Exchange
                                     44

Commission and qualifying them or the Fund with state regulatory authorities.
 In addition, the Fund will make payments to TMC and to TSC for certain shareholder services and distribution of the Funds' shares, including amounts paid to dealers for services and incentive compensation. See the discussion under the heading "SERVICE AND DISTRIBUTION PLANS". Terms of continuation, termination and assignment under the Distribution Agreement are similar to those described above with regard to the Investment Advisory Agreement, except that termination other than upon assignment requires 30 days' notice.

     H. Garrett Thornburg, Jr., President, and a Trustee of the Funds, is also Director and controlling stockholder of TSC.

     The following table shows the commissions and other compensation received by TSC from each of the Funds for the fiscal years ended September 30, 1996 and 1997, except for amounts paid under Rule 12b-1 plans, which are described above under the caption "Service and Distribution Plans."

                             Net             Compensation
Fiscal                       Underwriting    on
Year          Aggregate      Discounts and   Redemptions
Ended         Underwriting   Commissions     and            Brokerage     Other
9/30 Fund     Commissions    Paid to TSC     Repurchases    Commissions   Compensation
---- ----     ------------   -------------   ------------   -----------   ------------
1996
     Government $96,524        $24,515          $1,557         - 0 -           *
     Income     $95,939        $ 9,784          $1,647         - 0 -           *
1997
     Government $__,___        $18,119          $1,793         - 0 -           *
     Income     $__,___        $18,484          $6,628         - 0 -           *

*  See "Service and Distribution Plans"



INDEPENDENT AUDITORS

     McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017, has been selected as the independent auditor of the Funds for the fiscal year ending September 30, 1998. Shareholders will receive semiannual unaudited financial statements and annual financial statements audited by the independent auditor. The Funds' most recent Annual Reports may be obtained at no charge by writing or calling Thornburg Management Company, Inc., 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501, (800) 847-0200.

FINANCIAL STATEMENTS

     The Funds' Statements of Assets and Liabilities including Schedules of Investments, as of September 30, 1997, Statements of Operations for the year ended September 30, 1997 and Statements of Changes in Net Assets for the two years in the period ended September 30, 1997, Notes to Financial Statements, Financial Highlights, and Independent Auditor's Reports dated October 24, 1997 for Thornburg Limited Term U.S. Government Fund and Thornburg Limited Term Income Fund are incorporated herein by reference from the Funds' 1997 Annual Reports to Shareholders.

     The Funds' Statements of Assets and Liabilities including Schedules of Investments, as of March 31, 1998, Statements of Operations for the period ended March 31, 1998 and Statements of Changes in Net Assets for the period ended March 31, 1998, Notes to Financial Statements and Financial Highlights, for Thornburg Limited Term U.S. Government Fund and Thornburg Limited Term Income Fund are incorporated herein by reference from the Funds' 1997 Semiannual Reports to Shareholders, March 31, 1998.

                        THORNBURG INVESTMENT TRUST
                    STATEMENT OF ADDITIONAL INFORMATION
                                    for
                  THORNBURG INTERMEDIATE MUNICIPAL FUNDS
                     119 East Marcy Street, Suite 202
                        Santa Fe, New Mexico  87501

     Thornburg Intermediate Municipal Funds (the "Funds") are series of Thornburg Investment Trust (the "Trust"), each with a separate investment portfolio and each having one or more classes of shares:

              Thornburg Alabama Intermediate Municipal Fund
                       ("Intermediate Alabama Fund")

               Thornburg Arizona Intermediate Municipal Fund
                       ("Intermediate Arizona Fund")

               Thornburg Florida Intermediate Municipal Fund
                       ("Intermediate Florida Fund")

                   Thornburg Intermediate Municipal Fund
                      ("Intermediate National Fund")

             Thornburg New Mexico Intermediate Municipal Fund
                     ("Intermediate New Mexico Fund")

             Thornburg New York Intermediate Municipal Fund
                      ("Intermediate New York Fund")

            Thornburg Pennsylvania Intermediate Municipal Fund
                    ("Intermediate Pennsylvania Fund")

              Thornburg Tennessee Intermediate Municipal Fund
                      ("Intermediate Tennessee Fund")

                Thornburg Texas Intermediate Municipal Fund
                        ("Intermediate Texas Fund")

                Thornburg Utah Intermediate Municipal Fund
                        ("Intermediate Utah Fund")

     The Funds' investment adviser is Thornburg Management Company, Inc.
(TMC).

     This Statement of Additional Information relates to the investments proposed to be made by the Funds, investment policies governing the Funds, the Funds' management, and other issues of interest to a prospective purchaser of shares in the Funds.

     This Statement of Additional Information is not a prospectus but should be read in conjunction with the Funds' Prospectus dated November 1, 1998. A copy of the Prospectus may be obtained at no charge by writing to the distributor of the Funds' shares, Thornburg Securities Corporation (TSC), at 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501.

     The Trust's name was "Thornburg Income Trust" until October 1, 1995.

     The date of this Statement of Additional Information is November 1,
1998.

                             TABLE OF CONTENTS
                                                                       Page
                                                                       ----
          INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . . 1
               Municipal Obligations . . . . . . . . . . . . . . . . . . 3
               Ratings . . . . . . . . . . . . . . . . . . . . . . . . . 6
               Temporary Investments . . . . . . . . . . . . . . . . . . 8
               Repurchase Agreements . . . . . . . . . . . . . . . . . . 8
               U.S. Government Obligations . . . . . . . . . . . . . . . 9
               Special Risks of Investment in Single-State Funds . . . . 9

          INVESTMENT LIMITATIONS . . . . . . . . . . . . . . . . . . . .12

          YIELD AND RETURN COMPUTATION:
          Performance and Portfolio Information . . . . . . . . . . . . 14
               Computation of Yield and Return - In General . . . . . . 14
               Additional Portfolio and Performance Information . . . . 15

          REPRESENTATIVE PERFORMANCE INFORMATION . . . . . . . . . . . .16
               Thornburg Intermediate Municipal Fund
                         (Classes A and C) . . . . . . . . . . . . . . .16
               Thornburg New Mexico Intermediate Municipal Fund
                         (Class A) . . . . . . . . . . . . . . . . . . .17
               Thornburg Florida Intermediate Municipal Fund
                         (Class A) . . . . . . . . . . . . . . . . . . .18

          DISTRIBUTIONS AND TAXES . . . . . . . . . . . . . . . . . . . 20
               Distributions . . . . . . . . . . . . . . . . . . . . . .20
               Federal Income Tax Matters . . . . . . . . . . . . . . . 20
               State and Local Tax Aspects . . . . . . . . . . . . . . .23
               Accounts of Shareholders . . . . . . . . . . . . . . . . 24

          INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENTS . .25
               Investment Advisory Agreement . . . . . . . . . . . . . .25
               Administrative Services Agreement . . . . . . . . . . . .27

          SERVICE AND DISTRIBUTION PLANS . . . . . . . . . . . . . . . .28
               Service Plans - All Classes . . . . . . . . . . . . . . .28
               Class C Distribution Plan . . . . . . . . . . . . . . . .28

          PORTFOLIO TRANSACTIONS . . . . . . . . . . . . . . . . . . . .30

          MANAGEMENT AND HOLDERS OF SECURITIES . . . . . . . . . . . . .31

          HOW TO PURCHASE FUND SHARES . . . . . . . . . . . . . . . . . 35

          NET ASSET VALUE . . . . . . . . . . . . . . . . . . . . . . . 37

          REDEMPTION OF SHARES . . . . . . . . . . . . . . . . . . . . .38

          DISTRIBUTOR . . . . . . . . . . . . . . . . . . . . . . . . . 38

          INDEPENDENT AUDITORS . . . . . . . . . . . . . . . . . . . . .39

          FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . .39
                                     ii

                    INVESTMENT OBJECTIVES AND POLICIES

     The primary investment objective of each of the Funds is to provide for its shareholders as high a level of current income exempt from Federal income tax as is consistent, in the view of the Funds' investment adviser, TMC, with preservation of capital. The Alabama, Arizona, New Mexico, New York, Pennsylvania and Tennessee Funds seek to provide as high a level of current income exempt from state individual income taxes as is consistent, in the view of TMC, with preservation of capital. The Intermediate New York Fund also seeks to have interest dividends which are distributed to individual shareholders exempt from New York City individual income taxes. The Florida and Pennsylvania Funds seek exemption from those states' imposition of taxes on intangible personal property. A secondary investment objective of the Funds is reducing fluctuations in net asset value per share relative to long-term municipal bond portfolios, by maintaining a portfolio with a dollar-weighted average maturity that will normally not exceed three to ten years. There is a risk in all investments, however, and there can be no assurance that the Funds' objectives will be achieved. The objective of preservation of capital may preclude the Funds from obtaining the highest available yields. The National, New Mexico and Texas Funds were organized on June 4, 1991. The Arizona Fund was organized on January 24, 1994. The New York Fund was organized on March 12, 1997. The other Funds were organized on October 4, 1993.

     The New Mexico Fund commenced investment operations on June 21, 1991, and the National Fund commenced investment operations on July 23, 1991. The Florida Fund commenced investment operations on February 1, 1994. The New York Fund commenced investment operations on September 5, 1997.

     The dollar-weighted average effective maturity of the Funds' portfolios normally will not exceed three to ten years. Price changes in the Funds' shares therefore can be expected to be more moderate than the per share fluctuations of portfolios with longer-term bonds.

     The Intermediate National Fund will seek to achieve its objectives by investing in a diversified portfolio of obligations issued by state and local governments. Each single state Fund will acquire Municipal Obligations issued principally by the state having the same name as the Fund, and the political subdivisions and the agencies thereof. Any Fund may invest in obligations of United States possessions and territories or their agencies and instrumentalities. Each single state Fund may invest more than 5% of its portfolio assets in the securities of a single issuer provided that it may not purchase any security (other than certain United States Government securities) if, as a result, more than 5% of the Trust's total assets would be invested in securities of a single issuer. See the discussion under the caption "Investment Limitations."

     Each Fund's assets will normally consist of (1) Municipal Obligations or participation interests therein that are rated at the time of purchase within the four highest grades Aaa, Aa, A, Baa by Moody's Investors Service ("Moody's"), or AAA, AA, A, BBB of Standard & Poor's Corporation ("S&P"), or Fitch Investors Service ("Fitch"), (2) Municipal Obligations or participation interests therein that are not rated by a rating agency, but are issued by obligors that either have other comparable debt obligations that are rated within the four highest grades by Moody's S&P or Fitch, or, in the case of obligors whose obligations are unrated, are deemed by TMC to be comparable with issuers having such debt ratings, and (3) a small amount of cash or equivalents. In normal conditions, the Funds will hold cash pending investment in portfolio securities or anticipated redemption requirements. For an explanation of these ratings, please see "Ratings," page 6. to the extent that unrated Municipal Obligations may be less liquid, there may be somewhat greater risk in purchasing unrated Municipal Obligations than in purchasing comparable, rated Municipal Obligations. If a Fund experienced unexpected net redemptions, it could be forced to sell such unrated Municipal Obligations at disadvantageous prices without regard to the Obligations' investment merits, depressing the Fund's net asset value and possibly reducing the Fund's overall investment performance.

     Except to the extent that the Funds are invested in temporary investments for defensive purposes, each Fund will, under normal conditions, invest 100% of its net assets in Municipal Obligations and normally will not invest less than 80% of its net assets in Municipal Obligations. This 80% policy is a fundamental investment policy of the Funds and may be changed only with the approval of a majority of the outstanding voting securities of a given series of the Fund. Under normal conditions, each single state Fund will attempt to invest 100%, and as a matter of fundamental policy, will invest at least 65% of its net assets in Municipal Obligations which originate in the state having the same name as the Fund.

     The ability of the Funds to achieve their investment objectives is dependent upon the continuing ability of issuers of Municipal Obligations in which the Funds invest to meet their obligations for the payment of interest and principal when due. In addition to using information provided by the rating agencies, TMC will subject each issue under consideration for investment to its own credit analysis in an effort to assess each issuer's financial soundness. This analysis is performed on a continuing basis for all issues held by the Funds. TMC subjects each issue under consideration for investment to the same or similar credit analysis that TMC applies to rated issues.

     Credit ratings are helpful in evaluating bonds, but are relevant primarily to the safety of principal and interest payments under the bonds. These ratings do not reflect the risk that market values of bonds will fluctuate with changes in interest rates. Additionally, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events subsequent to initial ratings. The Funds' investment adviser, TMC, reviews data respecting the issuers of the Funds' portfolio assets on an ongoing basis, and may dispose of portfolio securities upon a change in ratings or adverse events not reflected in ratings.

     The Funds have reserved the right to invest up to 20% of each Fund's net assets in "temporary investments" in taxable securities (of comparable quality to the above tax-exempt investments) that would produce interest not exempt from Federal income tax. Such temporary investments, which may include repurchase agreements with dealers, banks or recognized financial institutions that in the opinion of TMC represent minimal credit risk, may be made due to market conditions, pending investment of idle funds or to afford liquidity. See "Temporary Investments," at page 8. Such investments are, like any investment, subject to market risks and fluctuations in value. In addition, each Fund's temporary taxable investments may exceed 20% of its net assets when made for defensive purposes during periods of abnormal market conditions. The Funds do not expect to find it necessary to make temporary investments in taxable investments.

     No Fund will purchase securities if, as a result, more than 25% of the Fund's total assets would be invested in any one industry. However, this restriction will not apply to purchase of (i) securities of the United States Government and its agencies, instrumentalities and authorities, or (ii) tax exempt securities issued by other governments or political subdivisions, because these issuers are not considered to be members of any industry. This restriction may not be changed as to any Fund unless approved by a majority of the outstanding shares of the Fund.

     The Funds' investment objectives and policies, unless otherwise specified, are not fundamental policies and may be changed by the Trustees without shareholder approval.

Municipal Obligations

     Municipal Obligations include debt and lease obligations issued by states, cities and local authorities to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include the refunding of outstanding obligations, the procurement of funds for general operating expenses and the procurement of funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Municipal Obligations have also been issued to finance single-family mortgage loans and to finance student loans. Such obligations are included within the term "Municipal Obligations" if the interest paid thereon is exempt from federal income tax.

     The two principal classifications of Municipal Obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a specific revenue source. Industrial development bonds are in most cases revenue bonds and are generally not secured by the pledge of the credit or taxing power of the issuer of such bonds. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications, depending on numerous factors.

     The Funds may invest in a variety of types of Municipal Obligations, including but not limited to bonds, notes (such as tax anticipation and revenue anticipation notes), commercial paper and variable rate demand instruments. Variable rate demand instruments are Municipal Obligations or participations therein, either publicly underwritten and traded or privately purchased, that provide for a periodic adjustment of the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal amount and accrued interest upon not more than seven days' notice either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. Such Letters of Credit, guarantees or insurance will be considered in determining whether a Municipal Obligation meets a Fund's investment criteria. See the Prospectus under the caption "Investment Objectives and Policies - Municipal Obligations." The issuer of a variable rate demand instrument may have the corresponding right to prepay the principal amount prior to maturity.

     The Funds also may purchase fixed rate municipal demand instruments either in the public market or privately. Such instruments may provide for periodic adjustment of the interest rate paid to the holder. The "demand" feature permits the holder to demand payment of principal and interest prior to their final stated maturity, either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the instrument. In some cases these demand instruments may be in the form of units, each of which consists of (i) a Municipal Obligation and (ii) a separate put option entitling the holder to sell to the issuer of such option the Municipal Obligation in such unit, or an equal aggregate principal amount of another Municipal Obligation of the same issuer, issue and maturity as such Municipal Obligation, at a fixed price on specified dates during the term of the put option. In those cases, each unit taken as a whole will be considered a Municipal Obligation, based upon an accompanying opinion of counsel. A Fund will invest in a fixed rate municipal demand instrument only if the instrument or the associated letter of credit, guarantee or insurance is rated within the three highest grades of a nationally recognized rating agency, or, if unrated, is deemed by TMC to be of comparable quality with issues having such debt ratings. The credit quality of such investments will be determined on a continuing basis by TMC under the supervision of the Trustees.

     A Fund also may purchase and sell Municipal Obligations on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 30-45 days.) On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment.
The commitment to purchase securities on a when-issued or delayed delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. At the time a Fund makes the commitment to purchase a Municipal Obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. That Fund also will maintain liquid assets at least equal in value to commitments for when-issued or delayed delivery securities, such assets to be segregated by State Street Bank & Trust Co., the Fund's custodian, specifically for the settlement of such commitments. The value of the segregated assets will be marked to the market daily so that the Fund will at all times maintain assets in the segregated account equal in value to the amount of these commitments. The Funds will only make commitments to purchase Municipal Obligations on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Funds reserve the right to sell these securities before the settlement date if it is deemed advisable. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt.

     TMC will evaluate the liquidity of each Municipal Lease upon its acquisition and periodically while it is held based upon factors established by the Trustees, including (i) the frequency of trades and quotes for the obligation, (ii) the number of dealers who will buy or sell the obligation and the potential buyers for the obligation, (iii) the willingness of dealers to make a market for the obligation, and (iv) the nature and timing of marketplace trades. An unrated

Municipal Lease with non-appropriation risk that is backed by an irrevocable bank letter of credit or an insurance policy, issued by a bank or insurer deemed by TMC to be of high quality and minimal credit risk, will not be deemed to be "illiquid" solely because the underlying Municipal Lease is unrated, if TMC determines that the Municipal Lease is readily marketable because it is backed by such letter of credit or insurance policy.

     The Funds will seek to reduce further the special risks associated with investment in Municipal Leases by investing in Municipal Leases only where, in TMC's opinion, certain factors established by the Trustees have been satisfied, including (i) the nature of the leased equipment or property is such that its ownership or use is deemed essential to a governmental function of the governmental issuer, (ii) the Municipal Lease has a shorter term to maturity than the estimated useful life of the leased property and the lease payments will commence amortization of principal at an early date,
(iii) appropriate covenants will be obtained from the governmental issuer prohibiting the substitution or purchase of similar equipment for a specified period (usually 60 days or more) in the event payments are not appropriated,
(iv) the underlying equipment has elements of portability or use that enhance its marketability in the event foreclosure on the underlying equipment was ever required, and (v) the governmental issuer's general credit is adequate.
 The enforceability of the "non-substitution" provisions referred to in (iii) above has not been tested by the courts. Investments not meeting certain of these criteria (such as the absence of a non-substitution clause) may be made if the Municipal Lease is subject to an agreement with a responsible party (such as the equipment vendor) providing warranties to the Funds that satisfy such criteria.

     Municipal Leases usually grant the lessee the option to purchase the leased property prior to maturity of the obligation by payment of the unpaid principal amount of the obligation and, in some cases, a prepayment fee.
Such prepayment may be required in the case of loss or destruction of the property. The prepayment of the obligation may reduce the expected yield on the invested funds if interest rates have declined below the level prevailing when the obligation was purchased.

     A Fund will not invest in illiquid securities if, as a result of the investment, more than 10% of its net assets will be invested in illiquid securities. For purposes of this limitation, "illiquid securities" shall be deemed to include (1) Municipal Leases subject to non-appropriation risk which are not rated at the time of purchase within the four highest grades by Moody's or S&P and not subject to remarketing agreements (or not currently subject to remarketing, pursuant to the conditions of any such agreement then in effect, with a responsible remarketing party, deemed by TMC to be capable of performing its obligations), (2) repurchase agreements maturing in more than seven days, (3) securities which the Funds are restricted from selling to the public without registration under the Securities Act of 1933, and
(4) other securities or participations not considered readily marketable by the Funds, provided that for purposes of the foregoing an unrated Municipal Lease which is backed by an irrevocable bank letter of credit or an insurance policy, issued by a bank or insurer deemed by TMC to be of high quality and minimal credit risk, will not be deemed to be illiquid.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. Similar proposals may be introduced in the future. These proposals, if enacted, may have the effect of reducing the availability of investments for the Funds. Moreover, the value of the Funds' portfolios may be affected. The Funds could be compelled to reevaluate their investment objectives and policies and submit possible changes in the structure of the Funds for the approval of their respective shareholders.

     The yields on Municipal Obligations are dependent on a variety of factors, including the condition of the general market and the Municipal Obligation market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. See "Ratings." It should be emphasized, however, that ratings are general and are not absolute standards of quality.
 Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields, while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield. The market value of outstanding Municipal Obligations will vary with changes in prevailing interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments. Such variations in market value of Municipal Obligations held in a Fund's portfolio arising from these or other factors will cause changes in the net asset value of the Fund's shares.

Ratings

     Tax-Exempt Bonds. The four highest ratings of Moody's for tax-exempt bonds are Aaa, Aa, A and Baa. Tax-exempt bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to tax-exempt bonds which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated tax-exempt bonds. The Aaa and Aa rated tax-exempt bonds comprise what are generally known as "high grade bonds." Tax-exempt bonds which are rated A by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A rated tax-exempt bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Tax-exempt bonds rated Baa are considered "medium grade" obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such tax-exempt bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The foregoing ratings are sometimes presented in parentheses preceded with "Con." indicating the bonds are rated conditionally. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes the probable credit status upon completion of construction or elimination of the basis of the condition.

     The four highest ratings of S&P and Fitch for tax-exempt bonds are AAA, AA, A, and BBB. Tax-exempt bonds rated AAA bear the highest rating assigned by S&P and Fitch to a debt obligation and indicates an extremely strong capacity to pay principal and interest. Tax-exempt bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating, which is the lowest "investment grade" security rating by S&P or Fitch, indicates an adequate capacity to pay principal and interest.
Whereas BBB rated Municipal Obligations they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category. The foregoing ratings are sometimes followed by a "p" indicating that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

     Municipal Notes. The ratings of Moody's for municipal notes are MIG 1, MIG 2, MIG 3 and MIG 4. Notes bearing the designation MIG 1 are judged to be of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Notes bearing the designation MIG 2 are judged to be of high quality, with margins of protection ample although not so large as in the preceding group. Notes bearing the designation of MIG 3 are judged to be of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.
  Notes bearing the designation MIG 4 are judged to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

     The S&P ratings for municipal notes are SP-1+, SP-1, SP-2 and SP-3. Notes bearing an SP-1+ rating are judged to possess overwhelming safety characteristics, with either a strong or very strong capacity to pay principal and interest. Notes rated SP-1 are judged to have either a strong or very strong capacity to pay principal and interest but lack the overwhelming safety characteristics of notes rated SP-1+. Notes bearing an SP-2 rating are judged to have a satisfactory capacity to pay principal and interest, and notes rated SP-3 are judged to have a speculative capacity to pay principal and interest.

     Tax-Exempt Demand Bonds. The rating agencies may assign dual ratings to all long term debt issues that have as part of their provisions a demand or multiple redemption feature. The first rating addresses the likelihood of repayment of principal and interest as due and the second rating addresses only the demand feature. The long term debt rating symbols are used for bonds to denote the long term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+"). For newer "demand notes" maturing in 3 years or less, the respective note rating symbols, combined with the commercial paper symbols, are used (for example. "SP-1+/A-1+").

     Commercial Paper. The ratings of Moody's for issuers of commercial paper are Prime-1, Prime-2 and Prime-3. Issuers rated Prime-1 are judged to have superior ability for repayment which is normally evidenced by (i) leading market positions in well established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structures with moderate reliance on debt and ample asset protection, (if) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 are judged to have a strong capacity for repayment which is normally evidenced by many of the characteristics cited under the discussion of issuers rated Prime-1 but to a lesser degree. Earnings trends, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Adequate liquidity is maintained. Issuers rated Prime-3 are judged to have an acceptable capacity for repayment. The effect of industry characteristics and market composition may be more pronounced. Variability of earnings and profitability may result in changes in the level of debt-protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     The ratings of S&P for commercial paper are A (which is further delineated by Categories A-1+, A-1, A-2 and A-3), B, C and D. Commercial paper rated A is judged to have the greatest capacity for timely payment. Commercial paper rated A-1+ is judged to possess overwhelming safety characteristics. Commercial paper rated A-1 is judged to possess an overwhelming or very strong degree of safety. Commercial paper rated A-2 is judged to have a strong capacity for payment although the relative degree of safety is not as high as for paper rated A-1. Commercial paper rated A-3 is judged to have a satisfactory capacity for timely payment but is deemed to be somewhat more vulnerable to the adverse changes in circumstances than paper carrying the higher ratings. Commercial paper rated B is judged to have an adequate capacity for timely payment but such capacity may be impaired by changing conditions or short-term adversities.

Temporary Investments

     Each Fund has reserved the right to invest up to 20% of its net assets in "temporary investments" in taxable securities that would produce interest not exempt from federal income tax. See "Distributions and Tax Matters." Such temporary investments may be made due to market conditions, pending investment of idle funds or to afford liquidity. These investments are limited to the following short-term, fixed-income securities (maturing in one year or less from the time of purchase): (i) obligations of the United States government or its agencies, instrumentalities or authorities; (ii) prime commercial paper within the two highest ratings of Moody's or S&P;
(iii) certificates of deposit of domestic banks with assets of $1 billion or more; and (iv) repurchase agreements with respect to the foregoing types of securities. Repurchase agreements will be entered into only with dealers, domestic banks or recognized financial institutions that in the opinion of TMC represent minimal credit risk. Investments in repurchase agreements are limited to 5% of a Fund's net assets. See "Repurchase Agreements." In addition, temporary taxable investments may exceed 20% of a Fund's net assets when made for defensive purposes during periods of abnormal market conditions. The Funds do not expect to find it necessary to make such temporary investments.

Repurchase Agreements

     Any Fund may enter into repurchase agreements with respect to taxable securities constituting "temporary investments" in its portfolio. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements may be viewed as loans collateralized by the underlying security that is the subject of the repurchase agreement. A Fund will not enter into a repurchase agreement if, as a result, more than 5% of the value of its net assets would then be invested in repurchase agreements. The Funds will enter into repurchase agreements only with dealers, banks or recognized financial institutions that in the opinion of TMC represent minimal credit risk. The risk to a Fund is limited to the ability of the seller to pay the agreed upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest if the seller defaults. In the event of a default, the collateral may be sold.
 A Fund might incur a loss if the value of the collateral has declined, and the Fund might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Funds' investment adviser will monitor the value of the collateral at the time the transaction is entered into and at all subsequent times during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed upon repurchase price. In the event the value of the collateral declines below the repurchase price, the investment adviser will demand additional collateral from the seller to increase the value of the collateral to at least that of the repurchase price.

U.S. Government Obligations

     The Funds' temporary investments in taxable securities may include obligations of the U.S. government. These include bills, certificates of indebtedness, notes and bonds issued or guaranteed as to principal or interest by the United States or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. government and established under the authority granted by Congress, including, but not limited to, the Government National Mortgage Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Farm Credit Banks and the Federal National Mortgage Association. Some obligations of U.S. government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others only by the credit of the issuing agency, authority or other instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

Special Risks of Investment in Single-State Funds

     Investments in a single-state Fund will be subject to economic and other factors affecting the state in which the Fund invests.

     New Mexico
     ----------
     New Mexico's population and economy are among the smallest of the 50 states. As of 1995, the state's population of 1,685,000 was 0.64% of the United States population. 1996 personal income for New Mexico was $32.2 billion, which was 0.48% of the national total. Major industries for the state include mining, energy resources, construction, services, tourism, agriculture, and the federal government.

     After growing at a 6.2% rate in 1995, which was the third fastest growth rate in the nation, New Mexico per capita personal income grew at only a 3.4% rate in 1996. This appears to be primarily due to cut-backs at some of the major federal government facilities, and weak energy and agriculture prices.

     The state government derives 49% of its revenues from sales taxes, 32% of revenues from income taxes, 9% of revenues from severance taxes, and the other 10% from other sources. State general fund revenues are showing significant increases in 1997 over 1996 levels. Through the first nine months of the 1996-'97 fiscal year, total revenues were running at a 7.3% higher rate than 1995-'96. It is estimated that the state will end the 1996- '97 fiscal year with an operating surplus of approximately $30 million. The budget for the 1997-'98 fiscal year anticipates an operating surplus of $29 million, which would increase the Operating Reserve balance to $83 million.

     Florida
     -------
     As of 1995, Florida's population of 14,166,000 was 5.4% of the United States population. 1996 personal income for Florida was $347 billion, which was 5.2% of the national total. The state continues to grow rapidly. Major industries for the state include agriculture, tourism, insurance, banking and import-export trade.

     Personal income grew at a 6.3% rate in 1996, and has averaged 6.5% growth over the last five years. The unemployment rate has dropped to 5.1% in 1996 from 8.3% in 1992.

     Debt ratios are moderate at $730 per capita, and 3.2% of personal income. State general fund revenues are showing significant increases in 1997 over 1996 levels. Total revenues for the 1996-'97 fiscal year are projected at $15,568 million, 6.35% higher than 1995-'96. It is estimated that the state will end the 1996-'97 fiscal year with unencumbered reserves of approximately $1,080 million. The budget for the 1997-'98 fiscal year anticipates revenue growth of 5.1% to $16,360 million. General fund revenues continue to be highly dependent upon the sales tax.

     New York
     --------

     New York has enjoyed increased tax revenues recently from a growth in personal income, continued strong performance in financial services, strong consumer spending and tourism. Current state spending estimates appear reasonable in view of these revenue increases. Medicaid cost containments, slowing health care cost increases, abatement of public assistance costs and other cost reduction measures also have permitted the state and local governments generally to meet their obligations.

     The current financial stability could be upset by a number of factors, however. Costs which are currently contained could increase if the state's economy falters. Public assistance costs and health care expense could increase if unemployment increases. Economic difficulties also could reduce economic activity and consumer spending, reducing tax revenues in a period when governmental costs likely would increase.

     The state also has enacted tax decreases, which will reduce revenue in fiscal 1997 by an estimated $2.3 billion with an additional revenue loss of $2.2 billion projected for fiscal 1998. Additional legislation in fiscal 1997 will make additional estimated reductions in fiscal 1997 and 1998 revenue of $83 million and $178 million, respectively. In the same regard, the state likely will have a natural growth in spending in coming years, and will have to find additional revenues to cover expenditures financed with approximately $1.3 billion in nonrecurring revenues in fiscal 1996.

     The ability of the state to respond to these challenges may be impaired significantly, particularly if the economy weakens, because the state and some local governments have failed to take advantage of the recent stronger economy and increased public revenue to improve public finances. Although the state had an approximate $445 million cash balance at the end of fiscal 1996, the state's accumulated deficit was not reduced significantly in fiscal 1996, and amounted to approximately $2.93 billion. In fiscal 1997 the state continued to enjoy revenue increases, but these enhanced revenues have been used for current spending instead of debt retirement and creation of reserves. Moreover, the state's undisciplined budget process continues to rely on one time fixes and invasion of off-budget funds to achieve short-term budget balance, at the expense of fiscally responsible long-term solutions to the state's chronic budget deficit.

     Potential difficulties in this respect could be further aggravated by the state's endemic inability to complete timely its annual budget process. The state did not enact its fiscal 1997 budget until July 13, 1996, 104 days after the beginning of the fiscal year on April 1, 1996. The 104 day delay is the longest delay the state has endured in adopting a budget and the longest delay for any state. Budget negotiations were linked to the adoption of other non-budget legislation, including reform of worker's compensation laws and enactment of a new hospital rate setting scheme to replace the existing program (NYPHRM -- the New York Prospective Hospital Reimbursement Methodology). Negotiations between the legislature and the governor on these issues were deadlocked and delayed adoption of the budget. In order to provide for the continued functioning of state government services during the budget delay, the governor and legislature periodically enacted special emergency legislation with specific limited appropriations to fund state worker payrolls, Medicaid and welfare payments, and other special needs as they arose.

     The state's structural budget deficit and chronic inability to adopt timely budgets also disrupt financial planning by local governments, state agencies, contract agencies and private vendors. Many of these entities are unable to plan effectively, and may incur additional interest costs for short-term cash flow borrowings.

                          INVESTMENT LIMITATIONS

     The Funds have adopted the following fundamental investment policies which may not be changed unless approved by a majority of the outstanding shares of each Fund or "series" of shares that would be affected by such change. Under the Investment Company Act of 1940 (the "Act"), a "vote of the majority of the outstanding voting securities" of a particular series means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of such series or (2) 67% or more of the shares of such series present at a shareholders' meeting if more than 50% of the outstanding shares of such series are represented at the meeting in person or by proxy.

A Fund may not:


     (1) Invest in securities other than Municipal Obligations (including participations therein) and temporary investments within the percentage limitations specified in the Prospectus under the caption "Investment Objective and Policies";

     (2) The Intermediate National Fund may not purchase any security if, as a result, more than 5% of its total assets would be invested in securities of any one issuer, excluding obligations of, or guaranteed by, the United States government, its agencies, instrumentalities and authorities. Any single state Fund may invest more than 5% of its portfolio assets in the securities of a single issuer provided that it may not purchase any security (other than securities issued or guaranteed as to principal or interest by the United States or its instrumentalities) if, as a result, more than 5% of the Trust's total assets would be invested in securities of a single issuer;

     (3) Borrow money, except for temporary or emergency purposes and not for investment purposes, and then only in an amount not exceeding 5% of the value of the Fund's total assets at the time of borrowing;

     (4) Pledge, mortgage or hypothecate its assets, except to secure borrowings permitted by subparagraph (3) above;

     (5) Issue senior securities as defined in the Investment Company Act of 1940, except insofar as either Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; or (c) borrowing money in accordance with the restrictions described above;

     (6) Underwrite any issue of securities, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

     (7) Purchase or sell real estate and real estate mortgage loans, but this shall not prevent the Funds from investing in Municipal Obligations secured by real estate or interests therein;

     (8) Purchase or sell commodities or commodity futures contracts or oil, gas or other mineral exploration or development programs;

     (9) Make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objectives, policies and limitations;

     (10) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions;

     (11) Write or purchase puts, calls, straddles, spreads or other combinations thereof, except to the extent that securities subject to a demand obligation or to a remarketing agreement may be purchased as set forth in the Prospectus under the captions "Investment Objectives and Policies -- Municipal Obligations";

     (12) Invest more than 5% of its total assets in securities of unseasoned issuers which, together with their predecessors, have been in operation for less than three years excluding (i) obligations of, or guaranteed by, the United States government, its agencies, instrumentalities and authorities and (ii) obligations secured by the pledge of the faith, credit and taxing power of any entity authorized to issue Municipal Obligations;

     (13) Invest more than 5% of its total assets in securities which the Fund is restricted from selling to the public without registration under the Securities Act of 1933;

     (14) Purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of any such issuer to be held by a Fund;

     (15) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets;

     (16) Purchase securities (other than securities of the United States government, its agencies, instrumentalities and authorities) if, as a result, more than 25% of a Fund's total assets would be invested in any one industry;

     (17) Purchase or retain the securities of any issuer other than the securities issued by that Fund itself if, to the Fund's knowledge, those officers and trustees of the Fund, or those officers and directors of TMC, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities; or

     (18) Purchase the securities of any issuer if as a result more than 10% of the value of the Fund's net assets would be invested in restricted securities, unmarketable securities and other illiquid securities (including repurchase agreements of more than seven days maturity and other securities which are not readily marketable).

     For the purpose of applying the limitations set forth in paragraphs (2) and above, an issuer shall be deemed a separate issuer when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a nongovernmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user would be deemed to be the sole issuer. Where a security is also guaranteed by the enforceable obligation of another entity it shall also be included in the computation of securities owned that are issued by such other entity. In addition, for purposes of paragraph (2) above, a remarketing party entering into a remarketing agreement with the Fund as described in the Prospectus under the caption "Investment Objective and Policies -- Municipal Obligations" shall not be deemed an "issuer" of a security or a "guarantor" pursuant to such agreement.

     With respect to temporary investments, in addition to the foregoing limitations a Fund will not enter into a repurchase agreement if, as a result thereof, more than 5% of its net assets would be subject to repurchase agreements.

     Although the Funds have the right to pledge, mortgage or hypothecate their assets in order to comply with certain state statutes on investment restrictions, the Funds will not, as a matter of operating policy (which policy may be changed by the Trustees without shareholder approval), pledge, mortgage or hypothecate their portfolio securities to the extent that at any time the percentage of pledged securities will exceed 10% of its total assets.

     In the event the Funds acquire disposable assets as a result of the exercise of a security interest relating to Municipal Obligations, they will dispose of such assets as promptly as possible.

     Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holder of the outstanding voting securities of series investment companies such as the Funds shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a such a matter unless it is clear that the interests of each series in the matter are substantially identical or that the matter does not affect any interest of such series deemed not to be affected. However, the Rule exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of directors and trustees from the separate voting requirements of the Rule.

                      YIELD AND RETURN COMPUTATION:
                   Performance and Portfolio Information

Computation of Yield and Return - In General

     The return or yield of any Fund (or class of any Fund) of the Trust may, from time to time, be quoted in reports, sales literature and advertisements published by a Fund, the Funds' principal underwriter, or investment dealers offering shares issued by the Trust. Any such quotation must include a standardized calculation which computes yield for a 30-day or one month period by dividing a portfolio's net investment income per share during the period by the maximum offering price on the last day of the period. The standardized calculation may include the effect of semiannual compounding and will reflect amortization of premiums for those bonds which have a market value in excess of par. New schedules based on market value will be computed each month for amortizing premiums. Provided that any such quotation also is accompanied by the standardized calculation referred to above, any Fund of the Trust also may quote non-standardized performance data of its classes for a specified period by dividing the net investment income per share for that period by either the Fund's average public offering price per share for that same period or the offering price per share on the first or last day of the period, and multiplying the result by 365 divided by the number of days in the specified period. For purposes of this non-standardized calculation net investment income will include accrued interest income plus or minus any amortized purchases discount or premium less accrued expenses. The primary differences between the yield calculations obtained using the standardized performance measure and any non-standardized performance measure will be caused by the following factors:
 (1) The non-standardized calculation may cover periods other than the 30-day or one month period required by the standardized calculation; (2) The non-standardized calculation may reflect amortization of premium based upon historical cost rather than market value. Amortization of premium based upon historical cost is required by the Internal Revenue Service for tax reporting purposes; (3) The non-standardized calculation may reflect the average offering price per share for the period of the beginning offering price per share for the period, whereas the standardized calculation will always reflect the maximum offering price per share on the last day of the period;
(4) the non-standardized calculation may reflect an offering price per share other than the maximum offering price; provided that any time any Fund's performance is quoted in reports, sales literature or advertisements using a public offering price, the performance computed by using the Fund's maximum public offering price also will be quoted in the same piece; (5) The non-standardized performance quotation may include the effective return obtained by compounding the monthly dividends.

     Any performance computation also must include average annual total return quotations for the 1, 5 and 10 year periods ended on the date of the most recent balance sheet included in the registration statement, computed by finding the average annual compounded rates of return over such periods which would equate the initial amount invested at the maximum public offering price to the ending redeemable value. To the extent that a Fund or a class has been in operation less than 1, 5 and 10 years, the time period during which the Fund or the class has been in operation will be substituted for any 1, 5 or 10 year period for which a total return quotation is not obtainable.

     Yield or total return quotations described in this section also may be quoted on a "taxable equivalent yield" basis, provided that the following information is furnished: (1) a standardized taxable equivalent yield based on a 30-day or one month period ended on the date of the most recent balance sheet included in the registration statement; (2) the length of and the last day of the base period used in computing the quotation; and (3) a description of the method by which the quotation is computed.

Additional Portfolio and Performance Information

     Any of the Funds also may illustrate performance or the characteristics of its investment portfolio or classes of the Fund through graphs, tabular data or other displays which describe (i) the average portfolio maturity of the Fund's portfolio securities relative to the maturities of other investments, (ii) the relationship of yield and maturity of the Fund to the yield and maturity of other investments (either as a comparison through use of standard bench marks or indices such as the Treasury yield curve), (iii) changes in the Fund's share price or net asset value relative to changes in the value of other investments, and (iv) the relationship over time of changes in the Fund's (or other investments') net asset value or price and the Fund's (or other investments') investment return.

                  REPRESENTATIVE PERFORMANCE INFORMATION

Thornburg Intermediate Municipal Fund (Classes A and C)

     THE FOLLOWING DATA FOR INTERMEDIATE MUNICIPAL FUND REPRESENT PAST PERFORMANCE, AND THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

     Standardized Method of Computing Yield. The yields of the Intermediate National Fund Class A and Class C shares for the one month period ended March 31, 1998, computed in accordance with the standardized calculation described above, were 5.36% and 5.09% for Class A shares and Class C shares, respectively. This method of computing yield does not take into account changes in net asset value.

     Non-standardized Method of Computing Yield. The Intermediate National Fund's non-standardized yields, for Class A and Class C shares computed in accordance with its non-standardized method for the 7-day period ended
March 31, 1998, were 5.49% and 5.22% for Class A shares and Class C shares, respectively. This non-standardized method differs from the standardized method of computing yield in that the non-standardized yield is computed for the 7-day period rather than a 30-day or one month period, the non-standardized yield reflects amortization of premium based upon historical cost rather than market value, and the non-standardized yield is computed by compounding dividends monthly rather than semiannually. This method of computing performance does not take into account changes in net asset value.


     Taxable Equivalent Yield. The Intermediate National Fund's taxable equivalent yields for Class A and Class C shares, computed in accordance with the methods described above using a maximum federal tax rate of 39.6%, are shown below for each of the indicated periods ending March 31, 1998:

                                                   Taxable
                                                 Equivalent
                                   Yield            Yield
                                   -----         ----------
     Standardized Method
          30 days ended 03/31/98
               Class A             5.36%            8.87%
               Class C             5.09%            8.43%

     Non-standardized Method
          7 days ended 03/31/98
               Class A             5.49%            9.09%
               Class C             5.22%            8.64%

                                     16

          30 days ended 03/31/98
               Class A             5.72%            9.47%
               Class C             5.44%            9.01%

The non-standardized method of computation differs from the standardized method in that the non-standardized yield for the 7-day period is computed on a basis of seven days rather than the standard 30-day or one month period, the non-standardized yield reflects amortization of premium based upon historical cost rather than market value, and the non-standardized yield is computed by compounding dividends monthly rather than semiannually. The standardized and non-standardized methods of computing yield and taxable equivalent yield do not take into account changes in net asset value.

     Average Annual Total Return. The Intermediate National Fund's Class A and Class C total return figures are set forth below for the periods shown ended March 31, 1998. Class A shares were first offered on July 23, 1991, and Class C shares were first offered on September 1, 1994. The data for Class A shares reflect deduction of the maximum sales charge of 3.50% upon purchase. The data for Class C shares held for one year reflect deduction of a contingent deferred sales charge of .60%. These data assume reinvestment of all dividends at net asset value.

               1 Year     5 Years     10 Years     Since Inception
               ------     -------     --------     ---------------
Class A         4.20%       5.49%        N/A             6.83%
Class C         6.89%       N/A          N/A             6.17%

Thornburg New Mexico Intermediate Municipal Fund (Class A)

     THE FOLLOWING DATA FOR INTERMEDIATE NEW MEXICO FUND REPRESENT PAST PERFORMANCE, AND THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

     Standardized Method of Computing Yield. The yield of the Intermediate New Mexico Fund Class A shares for the one month period ended March 31, 1998, computed in accordance with the standardized calculation described above, was 3.76%. This method of computing yield does not take into account changes in net asset value.

     Non-standardized Method of Computing Yield. The Intermediate New Mexico Fund's non-standardized yield, computed in accordance with a non-standardized method, for the 7-day period ended March 31, 1998, was 0.37%. This non-standardized method differs from the standardized method of computing yield in that the non-standardized yield is computed for the 7-day period rather than a 30-day or one month period, the non-standardized yield reflects amortization of premium based upon historical cost rather than market value, and the non-standardized yield is computed by compounding dividends monthly rather than semiannually. This method of computing performance does not take into account changes in net asset value.

     Taxable Equivalent Yield. The Intermediate New Mexico Fund's taxable equivalent yield for Class A shares, computed in accordance with the methods described above using a maximum federal tax rate of 39.6% and a maximum New Mexico tax rate of 8.5%, is shown below for each of the indicated periods ending on March 31, 1998:

                                                   Taxable
                                                  Equivalent
                                   Yield            Yield
                                   -----          ----------
     Standardized Method
          30 days ended 03/31/98
               Class A             3.76%            6.82%
     Non-standardized Method
          7 days ended 03/31/98
               Class A             0.37%            0.67%
     30 days ended 03/31/98
               Class A             4.45%            8.07%

The non-standardized method of computation differs from the standardized method in that the non-standardized yield for the 7-day period is computed on a basis of seven days rather than the standard 30-day or one month period, the non-standardized yield reflects amortization of premium based upon historical cost rather than market value, and the non-standardized yield is computed by compounding dividends monthly rather than semiannually. The standardized and non-standardized methods of computing yield and taxable equivalent yield do not take into account changes in net asset value.

     Average Annual Total Return. The Intermediate New Mexico Fund's Class A total return figures are set forth below for the periods shown ending
March 31, 1998. Class A shares were first offered on June 21, 1991. The data for Class A shares reflect deduction of the maximum sales charge of 3.50% upon purchase. These data assume reinvestment of all dividends at net asset value.

               1 Year     5 Years     10 Years     Since Inception
               ------     -------     --------     ---------------
Class A         3.41%       4.74%        N/A             6.17%

Thornburg Florida Intermediate Municipal Fund (Class A)

     THE FOLLOWING DATA FOR INTERMEDIATE FLORIDA FUND REPRESENT PAST PERFORMANCE, AND THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

     Standardized Method of Computing Yield. The yield of the Intermediate Florida Fund Class A shares for the one month period ended March 31, 1998, computed in accordance with the standardized calculation described above, was 4.19%. This method of computing yield does not take into account changes in net asset value.

     Non-standardized Method of Computing Yield. The Intermediate Florida Fund's non-standardized yield, computed in accordance with a non-standardized method for the 7-day period ending March 31, 1998, was 4.26%. The non-standardized method differs from the standardized method of computing yield in that the non-standardized yield is computed for the 7-day period rather than a 30-day or one month period, the non-standardized yield reflects amortization of premium based upon historical cost rather than market value, and the non-standardized yield is computed by compounding dividends monthly rather than semiannually. This method of computing performance does not take into account changes in net asset value.

     Taxable Equivalent Yield. The Intermediate Florida Fund's taxable equivalent yield for Class A, computed in accordance with the methods described above using a maximum federal tax rate of 39.6%, is shown below for each of the indicated periods ending on March 31, 1998:

                                                   Taxable
                                                  Equivalent
                                     Yield           Yield
                                     -----         ---------
     Standardized Method
          30 days ended 03/31/98
               Class A               4.19%           6.94%
     Non-standardized Method
          7 days ended 03/31/98
               Class A               4.26%           7.05%
          30 days ended 03/31/98
               Class A               4.41%           7.30%

The non-standardized method of computation differs from the standardized method in that the non-standardized yield for the 7-day period is computed on a basis of seven days rather than the standard 30-day or one month period, the non-standardized yield reflects amortization of premium based upon historical cost rather than market value, and the non-standardized yield is computed by compounding dividends monthly rather than semiannually. The standardized and non-standardized methods of computing yield and taxable equivalent yield do not take into account changes in net asset value.

     Average Annual Total Return. The Intermediate Florida Fund's Class A total return figures are set forth below for the periods shown ending
March 31, 1998. Class A shares were first offered on February 1, 1994. The data for Class A shares reflect deduction of the maximum sales charge of 3.50% upon purchase. These data also assume reinvestment of all dividends at net asset value.

               1 Year     5 Years     10 Years     Since Inception
               ------     -------     --------     ---------------
Class A         3.94%       N/A          N/A             4.50%

    Thornburg New York Intermediate Municipal Fund (Class A)

     THE FOLLOWING DATA FOR INTERMEDIATE NEW YORK FUND REPRESENT PAST PERFORMANCE, AND THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

     Standardized Method of Computing Yield. The yield of the Intermediate New York Fund Class A shares for the one month period ended June 30, 1998, computed in accordance with the standardized calculation described above, was 3.84%. This method of computing yield does not take into account changes in net asset value.

     Non-standardized Method of Computing Yield. The Intermediate New York Fund's non-standardized yield, computed in accordance with a non-standardized method for the 7-day period ending June 30, 1998, was 3.40%. The non-standardized method differs from the standardized method of computing yield in that the non-standardized yield is computed for the 7-day period rather than a 30-day or one month period, the non-standardized yield reflects amortization of premium based upon historical cost rather than market value, and the non-standardized yield is computed by compounding dividends monthly rather than semiannually. This method of computing performance does not take into account changes in net asset value.

     Taxable Equivalent Yield. The Intermediate New York Fund's taxable equivalent yield for Class A, computed in accordance with the methods described above using a maximum federal tax rate of 39.6%, a maximum New York State tax rate of 6.85% and a maximum New York City tax rate of 4.46%, is shown below for each of the indicated periods ending on June 30, 1998:

                                                   Taxable
                                                  Equivalent
                                     Yield           Yield
                                     -----         ---------
     Standardized Method
          30 days ended 06/30/98
               Class A               3.84%           7.17%
     Non-standardized Method
          7 days ended 06/30/98
               Class A               3.40%           6.35%
          30 days ended 06/30/98
               Class A               4.92%           9.18%

The non-standardized method of computation differs from the standardized method in that the non-standardized yield for the 7-day period is computed on a basis of seven days rather than the standard 30-day or one month period, the non-standardized yield reflects amortization of premium based upon historical cost rather than market value, and the non-standardized yield is computed by compounding dividends monthly rather than semiannually. The standardized and non-standardized methods of computing yield and taxable equivalent yield do not take into account changes in net asset value.

     Average Annual Total Return. The Intermediate New York Fund's Class A total return figures are set forth below for the periods shown ending
June 30, 1998. Class A shares were first offered on September 4, 1997. The data for Class A shares reflect deduction of the maximum sales charge of 3.50% upon purchase. These data also assume reinvestment of all dividends at net asset value.

               1 Year     5 Years     10 Years     Since Inception
               ------     -------     --------     ---------------
Class A         2.32%       N/A          N/A             _.__%


     Any quoted yield or return should not be considered a representation of the yield or return in the future because neither the yield nor the return are fixed. Actual performance will depend not only on the type, quality and maturities of the investments held by the Funds and changes in interest rates on those investments, but also on changes in a Fund's expenses during the period. In addition, any change in a Fund's net asset value will affect its yield and return.

                          DISTRIBUTIONS AND TAXES

Distributions

     All of the net income of the Funds is declared daily as a dividend on shares for which they have received payment. Net income of a Fund consists of all interest income accrued on portfolio assets less all expenses of that Fund. Expenses of the Funds are accrued each day. Dividends are paid monthly and are reinvested in additional shares of the Funds at the net asset value per share at the close of business on the dividend payment date or, at the shareholder's option, paid in cash. Net realized capital gains, if any, will be distributed annually and reinvested in additional shares of the Fund at the net asset value per share at the close of business on the distribution date, or, at the shareholder's option, paid in cash. See "Accounts of Shareholders."

Federal Income Tax Matters

     Each of the National, New Mexico and Florida Funds is qualified and intends to continue its qualification under Subchapter M of the Internal Revenue Code (the "Code") for tax treatment as a regulated investment company. The other Funds intend to qualify for treatment under Subchapter M.
 This tax treatment relieves each of the Funds from paying federal income tax on income which is currently distributed to its shareholders. Each of the Funds also intends to satisfy conditions (including requirements as to the proportion of its assets invested in Municipal Obligations) which will enable it to designate distributions from the interest income generated by its investments in Municipal Obligations, which are exempt from federal income tax when received by the Funds, as Exempt Interest Dividends. Shareholders receiving Exempt Interest Dividends will not be subject to federal income tax on the amount of those dividends, except to the extent the alternative minimum tax may be applicable.

     Under the Code, interest on indebtedness incurred or continued to purchase or carry shares is not deductible. Under rules issued by the Department of the Treasury for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares. Investors with questions regarding this issue should consult with their own tax advisers.

     Shares of the Funds may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds (including any Municipal Lease that may be deemed to constitute an industrial development bond) or persons related to such "substantial users."
 Such persons should consult their own tax advisers before investing in Fund shares.

     Distributions by the Funds of net interest income received from certain temporary investments (such as certificates of deposit, commercial paper and obligations of the United States government, its agencies, instrumentalities and authorities), amounts attributable to market discount on bonds and net short-term capital gains realized by the Funds, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. Distributions to shareholders will not qualify for the dividends received deduction for corporations.

     Any net long-term capital gains realized by the Funds, whether distributed in cash or reinvested in additional shares, must be treated as long-term capital gains by shareholders regardless of the length of time investors have held their shares. If a Fund should have net undistributed capital gains in any year, the Fund would pay the tax on such gains and each shareholder would be deemed, for federal tax purposes, to have paid his or her pro rata share of such tax.

     If in any year a Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, (i) that Fund would incur a regular corporate federal income tax upon its net interest income, other than interest income from Municipal Obligations, for that year, and (ii) distributions to its shareholders out of net interest income from Municipal Obligations or other investments, or out of net capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of that Fund's current or accumulated earnings or profits. That Fund would fail to qualify under Subchapter M if, among other requirements, in any year (i) less than 90% of the Fund's gross income were derived from specified income sources such as dividends, interest and gains from the disposition of stock or securities or (ii) the Fund fails to satisfy the diversification of investments requirement of the Code and fails to timely cure the failure. Furthermore, a Fund would be unable to make Exempt Interest Dividends if, at the close of any quarter of its taxable year, more than 50% of the value of that Fund's total assets consisted of assets other than Municipal Obligations. Additionally, if in any year a Fund qualified as a regulated investment company but failed to distribute all of its net income, the Fund would be taxable on the undistributed portion of its net income. Although the Funds intend to distribute all of their net income currently, a Fund could have undistributed net income if, for example, expenses of the Fund were reduced or disallowed on audit.

     If a Fund has both tax-exempt and taxable interest, it will use the "actual earned method" for determining the designated percentage that is taxable income and designate the use of that method within 45 days after the end of the Fund's taxable year. Under this method, the ratio of taxable income earned during the period for which a distribution was made to total income earned during the period determines the percentage of the distribution designated taxable. The percentages of income, if any, designated as taxable will under this method vary from distribution to distribution.

     The Tax Reform Act of 1986 imposed a nondeductible excise tax on regulated investment companies if they fail to satisfy certain minimum distribution requirements. This excise tax should not have a material adverse effect on Fund operations, because each Fund intends to distribute all of its net income each year.

     Although the Funds currently include nine investment portfolios and three series of shares outstanding at the date of this Statement of Additional Information, the Funds' Trustees are authorized to divide the shares into other separate series, and to establish additional portfolios pertaining thereto. Each additional series of shares would relate to a separate investment portfolio that would be different from the portfolios covered by this Statement of Additional Information. The Trust expects that it may create other separate state or regional portfolios with investments concentrated in a particular state or region. The additional separate portfolios may be attractive for investors seeking to concentrate their investments and to minimize their liability for state income taxes on interest income earned by the respective portfolios or for minimizing taxes on intangibles, depending upon the particular states. Separate series of the Trust will be treated under the Code as separate corporations except with respect to the definitional requirements under Section 851 (a) of the Code. The legislative history of the Tax Reform Act of 1986, which amended the Code, indicates that the term "fund" means a segregated portfolio of assets, the beneficial interest of which is owned by the holders of a class or series of stock of the regulated investment company that is preferred over all other classes or series in respect of such portfolio of assets. The capital gains and losses of each series will belong solely to the holders of the shares of that series and will not be aggregated with the capital gains and losses of other series.

     As is the case with other types of income, including other tax-exempt interest income, Exempt Interest Dividends received by an individual shareholder will be added to his or her "modified adjusted gross income" in determining what portion, if any, of the individual's Social Security benefits will be subject to federal income taxation. Shareholders are advised to consult their own tax advisers as to the effect of this treatment.

     The Code treats interest on certain Municipal Obligations which are private activity bonds under the Code issued after August 7, 1986 (in certain cases, after September 1, 1986) as a preference item for purposes of the alternative minimum tax on individuals and corporations. The Funds may purchase private activity bonds which are subject to treatment under the Code as a preference item for purposes of the alternative minimum tax on individuals and corporations, although the frequency and amounts of those purchases are uncertain. Some portion of Exempt Interest Dividends may, as a result of such purchases, be treated as a preference item for purposes of the alternative minimum tax on individuals and corporations. Shareholders are advised to consult their own tax advisers as to the extent and effect of that treatment.

     For taxable years beginning after 1989, the Code provides that the use of adjusted net book income will be replaced by the use of adjusted current earnings in computing corporate taxes. The adjusted current earnings of a corporation will include Exempt Interest Dividends in calculating the alternative minimum tax on corporations to the extent that such Dividends are not otherwise treated as a preference item for the reasons discussed above. Exempt Interest Dividends are included in effectively connected earnings and profits for purposes of computing the branch profits tax on certain foreign corporations doing business in the United States.

     Redemption or resale of shares will be a taxable transaction for federal income tax purposes and the shareholder will recognize gain or loss in an amount equal to the difference between the shareholder's basis in the shares and the amount realized by the shareholder on the redemption or resale. If the redemption or resale occurs after 1997, and the shareholder held the shares as capital assets, the gain or loss will be long-term if the shares were held for more than 12 months, and any such long-term gain will be subject to a maximum federal income tax rate of 20% to the extent that gain exceeds any net short-term capital losses realized by the taxpayer. If any capital gain distribution by a Fund represents gain on the sale of property before 1998, the shareholder receiving the distribution may have to pay tax at a maximum rate of 28% if the property was owned for more than a year but not more than 18 months when sold.


     The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Funds and their shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of the Funds and the income tax consequences to shareholders of the Funds. In particular, prospective investors who are not individuals are advised that the preceding discussion relates primarily to tax consequences affecting individuals, and the tax consequences of an investment by a person which is not an individual may be very different.

State and Local Tax Aspects

      The exemption from federal income tax for distributions of interest income from Municipal Obligations which are designated Exempt Interest Dividends will not necessarily result in exemption under the income or other tax laws of any state or local taxing authority.

     Distributions attributable to interest on obligations originating in Alabama, Arizona, New Mexico, New York and Tennessee will not be subject to personal income taxes imposed by the state of the same name as the Fund on residents of that state. For example, an individual resident in New Mexico, who owns shares in the New Mexico Fund, will not be required by New Mexico to pay income taxes on interest attributable to obligations originating in that state. Capital gains distributions are taxable by these states, irrespective of the origins of the obligations from which the gains arise.

     Individual shareholders in Pennsylvania will not be subject to Pennsylvania income tax on distributions attributable to interest on obligations originating in Pennsylvania, or distributions attributable to gains on dispositions of obligations of Pennsylvania and its political subdivisions and obligations of the United States and its territories and possessions. Additionally, individual shareholders will be exempt from Pennsylvania personal property tax on their Pennsylvania Fund shares to the extent the Fund's assets consist of obligations described in the preceding sentence. Individual residents in Pittsburgh will enjoy a similar exemption from personal property taxes imposed by the City and School District of Pittsburgh.

     Florida and Texas do not currently impose an individual income tax or do not impose an individual income tax on distributions attributable to Municipal Obligations. Florida and Texas do not currently impose a state individual income tax, although such a tax has been proposed in Texas. Florida imposes a personal property or "intangibles" tax which is generally applicable to securities owned by individual residents in Florida, but the intangibles tax will not apply to Intermediate Florida Fund shares if the Fund's assets as of the close of the preceding taxable year consist only of cash, obligations of Florida and its political subdivisions, and obligations of the United States, Puerto Rico, Guam or the United States Virgin Islands.

     With respect to distributions of interest income from the Intermediate National Fund, the laws of the several states and local taxing authorities vary with respect to the taxation of such distributions, and shareholders of the Fund are advised to consult their own tax advisers in that regard. In particular, prospective investors who are not individuals are advised that the preceding discussion relates primarily to tax consequences affecting individuals, and the tax consequences of an investment by a person which is not an individual may be very different. The Intermediate National Fund will advise shareholders within 60 days of the end of each calendar year as to the percentage of income derived from each state as to which it has any Municipal Obligations in order to assist shareholders in the preparation of their state and local tax returns.

Accounts of Shareholders

     When an investor makes an initial investment in shares of any Fund, the Transfer Agent will open an account on the books of that Fund, and the investor will receive a confirmation of the opening of the account. Thereafter, whenever a transaction, other than the reinvestment of interest income, takes place in the account - such as a purchase of additional shares or redemption of shares or a withdrawal of shares represented by certificates
- the investor will receive a confirmation statement giving complete details of the transaction. Shareholders will also receive at least quarterly statements setting forth all distributions of interest income and other transactions in the account during the period and the balance of full and fractional shares. The final statement for the year will provide the information for purposes described in the Prospectus under the caption "Taxes."

     The monthly distributions of interest income, net of expenses, and the annual distributions of net realized capital gains, if any, will be credited to the accounts of shareholders in full and fractional shares of their Fund at net asset value on the payment or distribution date, as the case may be.

     The issuance and delivery of certificates for shares is unnecessary, and shareholders are thereby relieved of the responsibility of safekeeping. Upon written request to the Transfer Agent, a certificate will be issued for any or all of the full shares credited to a shareholder's account. Certificates which have been issued to a shareholder may be returned at any time for credit to his or her account.

        INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENTS

Investment Advisory Agreement

     Pursuant to the Investment Advisory Agreement for each Fund, Thornburg Management Company, Inc., 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501 (TMC), will act as the investment adviser for, and will manage the investment and reinvestment of the assets of each Fund in accordance with each Fund's investment objectives and policies, subject to the general supervision and control of the Funds' Trustees.

     TMC is investment adviser for Thornburg Limited Term Municipal Fund, Inc., a series investment company with two fund series having aggregate assets of approximately $1,072,176,000 as of June 30, 1998. TMC also acts as investment adviser for Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund and Thornburg Value Fund, separate series of the Trust which had assets of $143,814,484, $41,429,243 and $77,284,775, respectively, as of September 30, 1997. TMC is also a sub-adviser for Daily Tax-Free Income Fund, Inc., a registered investment company.

     TMC will provide continuous professional investment supervision under the Investment Advisory Agreement. In addition to managing each Fund's investments, TMC will administer the Fund's business affairs, provide office facilities and certain related services. Pursuant to the Investment Advisory Agreement, each of the Funds will pay to TMC a monthly management fee at an annual percentage rate displayed in the Prospectus. All fees and expenses are accrued daily and deducted before payment of dividends to investors. In addition to the investment management fee of TMC, the Funds will pay all other costs and expenses of their operations. The Funds also will bear the expenses of registering and qualifying the Funds and the shares for distribution under federal and state securities laws, including legal fees.

     The Investment Advisory Agreement was approved for the Intermediate New Mexico Fund, the Intermediate National Fund and the Intermediate Texas Fund on June 4, 1991 by the Trustees of the Funds, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Funds or TMC, and became effective for the New Mexico Fund and the National Fund on June 20, 1991. The Investment Advisory Agreement was similarly approved on October 4, 1993 by the Trustees for the Intermediate Alabama Fund, Intermediate Florida Fund, Intermediate Pennsylvania Fund, Intermediate Tennessee Fund and Intermediate Utah Fund. The Investment Advisory Agreement was approved for the Intermediate Arizona Fund on January 24, 1994. The Agreement was approved for the Intermediate New York Fund on March 12, 1997.
 The Agreement is currently effective only for the Intermediate National Fund, the Intermediate Florida Fund, the Intermediate New Mexico Fund and the Intermediate New York Fund, and will become effective for any Fund upon its commencement of operations and sale of shares. The Investment Advisory Agreement was presented to the shareholders for approval at a special shareholder meeting called for each of the Intermediate National Fund and Intermediate New Mexico Funds on January 24, 1992, at which the Agreement was approved by a majority of the outstanding voting securities of each Fund.
The Trustees do not intend to submit the Agreement to shareholders of any other series for approval. The initial term of this Agreement is two years, with extensions for successive 12-month periods, provided that the continuation for a Fund is approved at least annually by a majority of the Trustees who are not "interested" within the meaning of the Investment Company Act of 1940 or by a vote of the majority of the Fund's shares then outstanding.

     The shareholders of Intermediate National Fund, Intermediate New Mexico Fund and Intermediate Florida Fund approved a restatement of the Investment Advisory Agreement then applicable to each of those Funds at special meetings of shareholders on April 16, 1996, to reduce the advisory fees under those agreements and to remove from those agreements the requirement that TMC would provide certain administrative services. Instead, effective July 1, 1996, those services are provided under the terms of an Administrative Services Agreement applicable to each class of shares issued by each Fund. The Administrative Services Agreements are described below.

     For the three most recent fiscal years, with respect to each Fund, the amounts paid to TMC by each Fund were as follows:

                                   Sept. 30,    Sept. 30,    Sept. 30,
                                     1995         1996         1997
                                   --------     --------     --------
     Intermediate National Fund    $1,161,410  $1,227,432   $1,248,058
     Intermediate New Mexico Fund    $763,774    $688,883     $606,946
     Intermediate Florida Fund          -0-         -0-        $45,786

                                   June 30,      June 30,    June 30,
                                     1996         1997        1998
                                   --------      --------    --------
     Intermediate New York Fund       N/A           N/A       $19,857

The Florida Fund commenced operations on February 1, 1994. The New York Fund commenced operations on September 4, 1997. TMC has waived and deferred its rights to fees in the foregoing periods as follows:

                                   Sept. 30,    Sept. 30,     Sept. 30,
                                     1995         1996         1997
                                   --------     --------      -------
     Intermediate National Fund    $191,779     $219,377      $169,343
     Intermediate New Mexico Fund  $101,636      $99,214       $61,752
     Intermediate Florida Fund      $73,419     $111,985       $70,565

                                    June 30,    June 30,       June 30,
                                      1996        1997           1998
                                    --------    --------       --------
     Intermediate New York Fund        N/A         N/A          89,203

The foregoing figures for 1995, and for a portion of 1996, are based upon the rates applicable before restatement of the Investment Advisory Agreement applicable to Intermediate National Fund, Intermediate New Mexico Fund and Intermediate Florida Fund. TMC may (but is not obligated to) waive its rights to any portion of its fees in the future, and may use any portion of its fee for purposes of shareholder and administrative services and distribution of Fund shares. During their fiscal year ended September 30, 1997, the Intermediate National Fund, Intermediate New Mexico Fund and Intermediate Florida Fund reimbursed TMC in the amounts of $27,337 (National), $13,424 (New Mexico) and $2,256 (Florida), and for its fiscal year ended June 30, 1998 Intermediate New York Fund reimbursed TMC $2,482, for certain accounting expenses incurred by TMC on behalf of those Funds.

     The Agreement may be terminated by either party, at any time without penalty, upon 60 days' written notice, and will terminate automatically in the event of its assignment. Termination will not affect the right of TMC to receive payments on any unpaid balance of the compensation earned prior to termination. The Agreement further provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of TMC, or of reckless disregard of its obligations and duties under the Agreement, TMC will not be liable for any action or failure to act in accordance with its duties thereunder.

Administrative Services Agreements

     Administrative services are provided to each class of shares issued by each of the Funds under an Administrative Services Agreement which requires the delivery of administrative functions necessary for the maintenance of the shareholders of the class, supervision and direction of shareholder communications, assistance and review in preparation of reports and other communications to shareholders, administration of shareholder assistance, supervision and review of bookkeeping, clerical, shareholder and account administration and accounting functions, supervision or conduct of regulated regulatory compliance and legal affairs, and review and administration of functions delivered by outside service providers to or for shareholders, and other related or similar functions as may from time to time be agreed. The Administrative Services Agreement specific to each Fund's Class A shares, and Class C shares if applicable, provides that the class will pay a fee calculated at an annual percentage of .125% of the class's average daily net assets, paid monthly, together with any applicable sales or similar tax. Services are currently provided under these agreements by TMC. For their fiscal years ended September 30, 1996 and 1997, Intermediate National Fund, Intermediate New Mexico Fund and Intermediate Florida Fund each paid the following amounts to TMC under its Administrative Services Agreements for the share classes shown:

         September 30, 1996                September 30, 1997
     --------------------------        --------------------------
     Intermediate National Fund        Intermediate National Fund
     --------------------------        --------------------------
          Class A    $76,163               Class A    $329,737
          Class C     $2,250               Class C     $11,773

    Intermediate New Mexico Fund      Intermediate New Mexico Fund
    ----------------------------      ----------------------------
          Class A    $40,674               Class A    $167,174

      Intermediate Florida Fund         Intermediate Florida Fund
      -------------------------         -------------------------
          Class A     $6,249               Class A     $29,088

For its most recent fiscal year ended June 30, 1998, Intermediate New York Fund paid the following amount to TMC under its Administrative Services Agreement for the share class shown:

                                             June 30, 1998
                                       Intermediate New York Fund
                                       --------------------------
                                           Class A     $27,265

     The agreements applicable to each class may be terminated by either party, at any time without penalty, upon 60 days' written notice, and will terminate automatically upon assignment. Termination will not affect the service provider's right to receive fees earned before termination. The agreements further provide that in the absence of willful misfeasance, bad faith or gross negligence on the part of the service provider, or reckless disregard of its duties thereunder, the provider will not be liable for any action or failure to act in accordance with its duties thereunder.

     H. Garrett Thornburg, Jr., Chairman and a Trustee of the Trust, is also a Director and controlling stockholder of TMC.

                      SERVICE AND DISTRIBUTION PLANS

Service Plans - All Classes

     Each of the Funds has adopted a plan and agreement of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("Service Plan") which is applicable to Class A shares of the Fund and Class C shares of each Fund which offers Class C shares. The Plan permits each Fund to pay to TMC (in addition to the management fee and reimbursements described above) an annual amount not exceeding .25 of 1% of the Fund's assets attributable to the class of shares to reimburse TMC for specific expenses incurred by it in connection with certain shareholder services and the distribution of that class's shares to investors. TMC may, but is not required to, expend additional amounts from its own resources in excess of the currently reimbursable amount of expenses. Reimbursable expenses include the payment of amounts, including incentive compensation , to securities dealers and other financial institutions, including banks (to the extent permissible under the Glass-Steagall Act and other federal banking laws), for administration and shareholder services. The nature and scope of services provided by dealers and other entities likely will vary from entity to entity, but may include, among other things, processing new account applications, preparing and transmitting to the Transfer Agent computer processable tapes of shareholder account transactions, and serving as a source of information to customers concerning the Funds and transactions with the Funds. The Service Plan does not provide for accrued but unpaid reimbursements to be carried over and paid to TMC in later years.

     Intermediate National Fund, Intermediate New Mexico Fund and
Intermediate Florida Fund each paid to TMC the amounts shown in the table below, under the terms of the Service Plan, for their fiscal years ended September 30, 1996 and 1997.

                        Year ended 09/30/96    Year ended 09/30/97
                        -------------------    -------------------
                        Class A     Class C    Class A     Class C
                        -------     -------    -------     -------
     National          $595,596     $27,058    $637,240    $23,542
     New Mexico        $331,338       N/A      $328,762      N/A
     Florida            $46,492       N/A       $52,250      N/A

Intermediate New York Fund paid to TMC under its Service Plan the amount shown in the table below for its most recent fiscal year ended June 30, 1998. The Fund commenced operations on September 4, 1997.

                        Year ended 06/30/98
                        -------------------
                             Class A
                             -------
     New York                $_______

Amounts reimbursed to TMC under the Service Plans were paid by TMC principally as compensation to securities dealers and other persons selling the Funds' shares, for administration and shareholder services.

Class C Distribution Plan

     Each Fund which offers Class C shares has adopted a plan and agreement of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, applicable only to the Class C shares of that Fund ("Class C
Distribution Plan").  As of the date of this Statement of Additional
Information, only the Intermediate National Fund offers Class C shares.  The
Class C Distribution Plan provides for the Fund's payment to TSC on a monthly basis an annual distribution fee of .75% of the average daily net assets attributable to the Fund's Class C shares.

     The purpose of the Class C Distribution Plan is to compensate TSC for its services in promoting the sale of Class C shares of the Fund. TSC expects to pay compensation to dealers and others selling Class C shares from amounts it receives under the Class C Distribution Plan. TSC also may incur additional distribution-related expenses in connection with its promotion of Class C share sales, including payment of additional incentives to dealers, advertising and other promotional activities and the hiring of other persons to promote the sale of shares.

                                     28

     Intermediate National Fund paid to TSC $11,210 under its Class C
Distribution Plan for the fiscal year ended September 30, 1996, and paid
$32,968 under the same Plan for the fiscal year ended September 30, 1997.
Amounts paid to TSC under the Plan were paid by TSC principally as compensation to securities dealers and other persons selling the Funds' shares.

     The Glass-Steagall Act prohibits certain banks from underwriting mutual fund shares, but the Funds do not believe that this prohibition will apply to the arrangements described in the Plans. However, no assurance can be given that the Glass-Steagall Act will not be interpreted so as to prohibit these arrangements. In that event, the Funds' ability to market their shares could be impaired to a small extent. The Funds do not foresee that they will give preference to banks or other depository institutions which receive payments from TMC when selecting investments for the Funds.

     Each Plan continues in effect for periods of 12 months each unless terminated pursuant to its terms and may be continued from year to year thereafter, provided that the continuance is approved at lease annually by a vote of a majority of the Trustees, including a majority of the independent
Trustees cast in person at a meeting called for the purpose of voting on such continuance. Each Plan also may be terminated at any time, without penalty, if a majority of the independent Trustees or shareholders of a Fund class vote to terminate the Plan for that class. So long as a Plan is in effect, the selection and nomination of Trustees who are not "interested persons" of a Fund shall be committed to the discretion of the Trustees who are not "interested persons." The Plans may not be amended to increase materially the amount of a Fund's payments thereunder without approval of the shareholders of the affected classes. Under each Plan, the investment adviser or the principal underwriter (as the case may be), or the Funds, by a vote of a majority of the independent Trustees or of the holders of a majority of the outstanding shares, may terminate the provisions retaining the services of TMC or TSC under the Plan, without penalty. The Trustees have the authority to approve continuance of a Plan without similarly approving a continuance of the provisions retaining TMC or TSC thereunder.

     To the extent that a Plan constitutes a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, it will remain in effect as such, so as to authorize the use of the Fund's assets in the amounts and for the purposes set forth therein, notwithstanding the occurrence of an assignment, as defined by the 1940 Act and the rules thereunder. To the extent it constitutes an agreement pursuant to a plan, it will terminate automatically in the event of an "assignment." Upon termination, no further payments may be made under the agreement except for amounts previously accrued by unpaid.
 The Funds may continue to make payments pursuant to the Plan of the amounts authorized to be paid, which may or may not be to TMC or TSC, as the case may be, or the adoption of other similar arrangements, in each case by the Funds'
Trustees, including a majority of the independent Trustees by vote cast in person at a meeting called for that purpose.

                                     29

     Information regarding the services rendered under the Plan and the amounts paid therefor is provided to, and reviewed by, the Trustees on a quarterly basis. In their quarterly review, the Trustees consider the continued appropriateness of the Plan and the level of compensation provided therein.

                          PORTFOLIO TRANSACTIONS

     TMC, in effecting purchases and sales of portfolio securities for the accounts of the Funds, will place orders in such manner as, in the opinion of TMC, will offer the best price and market for the execution of each transaction. Securities normally will be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained elsewhere. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. Given the best price and execution obtainable, it will be the practice of the Funds to select dealers which, in addition, furnish research information (primarily credit analyses of issuers) and statistical and other services to TMC. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to TMC's own research efforts, the receipt of research information is not expected significantly to reduce TMC's expenses. In selecting among the firms believed to meet the criteria for handling a particular transaction, TMC may also give consideration to those firms which have sold or are selling shares of the Funds. While TMC will be primarily responsible for the placement of the Funds' business, the policies and practices of TMC in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees of the Funds.

     TMC reserves the right to manage other investment companies and investment accounts for other clients which may have investment objectives similar to those of the Funds. Subject to applicable laws and regulations, TMC will attempt to allocate equitably portfolio transactions among the Funds and the portfolios of its other clients purchasing securities whenever decisions are made to purchase or sell securities by the Funds and one or more of such other clients simultaneously. In making such allocations the main factors to be considered will be the respective investment objectives of the Funds and such other clients, the size of investment commitments generally held by the Funds and such other clients and opinions of the persons responsible for recommending investments to the Funds and such other clients. While this procedure could have a detrimental effect on the price or amount of the securities available to the Funds from time to time, it is the opinion of the Funds' Trustees that the benefits available from TMC's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Trustees will review simultaneous transactions.

     The Funds' portfolio turnover rates for the two most recent fiscal years are as follows:


                                        Sept. 30,     Sept. 30,
                                          1996          1997
                                        ---------     ---------
          Intermediate National Fund     12.64%        15.36%
          Intermediate New Mexico Fund   10.88%        10.06%
          Intermediate Florida Fund      77.12%        51.48%

                                        June 30,       June 30,
                                          1997           1998
                                        --------       --------
         Intermediate New York Fund       N/A           42.27%

                   MANAGEMENT AND HOLDERS OF SECURITIES

     The management of the Funds, including general supervision of the duties performed by TMC under the Investment Advisory Agreements, is the responsibility of its Trustees. There are five Trustees, one of whom is an "interested person." The names of the Trustees and officers and their principal occupations and other affiliations during the past five years are set forth below, with the Trustee who is an "interested person" of the Fund indicated by an asterisk:

Name / Position / Principal Occupation During Past 5 Years
----------------------------------------------------------

H. Garrett Thornburg, Jr.,* 52 / Trustee, President / Director, Chairman (since January of 1987) and Treasurer (since its inception in 1984) of Thornburg Limited Term Municipal Fund, Inc. (a mutual fund investing in certain municipal securities); Chairman and Director of Thornburg Mortgage Advisory Corporation since its formation in 1989; Chairman and Director of Thornburg Mortgage Asset Corporation (real estate investment trust) since its formation in 1993; Executive Vice President of Daily Tax Free Income Fund, Inc. (mutual fund) since its formation in 1982 and a Director from 1982 to June 1993; Director and Treasurer of TMC since its formation in 1982 and President from 1982 to August 1997.

David A. Ater, 51 / Trustee / Principal in Ater & Ater Associates, Santa Fe, New Mexico (developer, planner and broker of residential and commercial real estate) since 1990; owner, developer and broker for various real estate projects; Director of Thornburg Mortgage Asset Corporation (real estate investment trust) since 1994.

J. Burchenal Ault, 70 / Trustee / Independent Fund Raising Counsel, May 1986 to present; Trustee, Woodrow Wilson International Center for Scholars; Director of Thornburg Limited Term Municipal Fund, Inc. since its formation in 1984; Director of Farrar, Strauss & Giroux (publishers) since 1968.

Forrest S. Smith, 66 / Trustee / Attorney in private practice and shareholder Catron, Catron & Sawtell (law firm), Santa Fe, New Mexico, 1988 to present.

James W. Weyhrauch, 38 / Trustee / Executive Vice President and Director, Nambe' Mills, Inc. (manufacturer), Santa Fe, New Mexico, 1986 to present.

Brian J. McMahon, 42 / Vice President and Assistant Secretary / President of Thornburg Limited Term Municipal Fund, Inc. since January, 1987; Managing Director of TMC since December 1985, President of TMC since August 1997 and a Vice President from April 1984 to August 1997.

Steven J. Bohlin, 38 / Vice President and Treasurer / Vice President of Thornburg Limited Term Municipal Fund, Inc. since November 1988; a Managing Director and a Vice President of TMC.

Dawn B. Fischer, 50 / Secretary and Assistant Treasurer / Secretary, Thornburg Limited Term Municipal Fund, Inc. since its formation in 1984; Vice President, Daily Tax Free Income Fund, Inc. since 1989; Managing Director of TMC since 1985 and a Vice President since January 1984.

William Fries, 57 / Vice President / Managing Director of TMC since May 1995 and Vice President of Thornburg Limited Term Municipal Fund, Inc. since June 1995; Vice President of USAA Investment Management Company from 1982 to 1995.

Ken Ziesenheim, 43 / Vice President / Managing Director of TMC since 1995 and Vice President of Thornburg Limited Term Municipal Fund, Inc. since 1995; President of Thornburg Securities Corporation since 1995; Senior Vice President of Financial Services, Raymond James & Associates, Inc. from 1991 to 1995.

George Strickland, 34 / Vice President / Assistant Vice President of Thornburg Limited Term Municipal Fund, Inc. since July 1992; Associate of TMC since July 1991 and a Managing Director commencing in 1996.

Jonathan Ullrich, 28 / Assistant Vice President / Assistant Vice President of Thornburg Limited Municipal Fund, Inc. since July 1992.

Jack Lallement, 59 / Assistant Vice President / Assistant Vice President of Thornburg Limited Term Municipal Fund, Inc. since September 1997; Fund Accountant for TMC since March 1997; Chief Financial Officer/Controller for Zuni Rental, Inc. (equipment leasing and sales), Albuquerque, New Mexico from February 1995 to March 1997; Chief Financial Officer/Controller, Montgomery & Andrews, P.A. (law firm), Santa Fe, New Mexico from March 1987 to August 1994.

Thomas Garcia, 27 / Assistant Vice President / Assistant Vice President of Thornburg Limited Term Municipal Fund, Inc. since September 1997; Fund Accountant for TMC since 1994; BBA, University of New Mexico, 1993.

Van Billops, 32 / Assistant Vice President / Assistant Vice President of Thornburg Limited Term Municipal Fund, Inc. since September 1997; Fund Accountant for TMC since 1993.

Dale Van Scoyk, 50 / Assistant Vice President / Assistant Vice President of Thornburg Limited Term Municipal Fund, Inc. since September 1997; Account Manager for TMC since 1997; National Account Manager for the Heartland Funds 1993 - 1997.

Leigh Moiola, 31, Assistant Vice President /Vice President of TMC since November 1995, Assistant Vice President of Thornburg Limited Term Municipal Fund, Inc. since June 1997.


     The business address of each person listed is 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501. Mr. Thornburg is a Director of TSC, and Mr. Ziesenheim and Ms. Fischer are president and secretary, respectively, of TSC.

     The officers and Trustees affiliated with TMC will serve without any compensation from the Funds. The Trust currently pays each Trustee who is not an employee of TMC or an affiliated company a quarterly fee of $1,000 plus a fee of $500 for each meeting of the Trustees attended by the Trustee, pays an annual stipend of $1,000 to each Trustee who serves on the audit committee or any other committee the Trustees may establish, and reimburses Trustees for travel and out-of-pocket expenses incurred in connection with attending meetings. For the fiscal year ended September 30, 1997, the Trust paid the following amounts as compensation to Trustees:

                         Pension or
                         Retirement        Estimated      Total
           Aggregate     Benefits          Annual         Compensation
           Compensation  Accrued as        Benefits       from Trust and
           from          Part of           Upon           Fund Complex
Trustee    Trust         Fund Expenses     Retirement     Paid to Trustee
--------   ------------  -------------     -------------  ---------------
David A.       $7,000      - 0 -             - 0 -         $7,000
Ater

J. Burchenal   $7,000      - 0 -             - 0 -        $13,000
Ault

Forrest S.     $7,000      - 0 -             - 0 -         $7,000
Smith

James W.       $5,500      - 0  -            - 0 -         $5,500
Weyhrauch

The Trust does not pay retirement or pension benefits.

     As of August 5, 1998, National Fund had 29,796,750.851 shares outstanding, of which 26,996,994.360 were Class A shares and 1,365,039.454 were Class C shares, New Mexico Fund had 11,248,325.650 shares outstanding, Florida Fund had 2,252,178.573 shares outstanding, and New York Fund had 2,000,214.032 shares outstanding.

     As of August 5, 1998, the following persons owned, beneficially or of record, 5% or more of a Fund's outstanding shares:

                                                       No. of      % of
          Shareholder               Fund               Shares   Total Shares
          -----------               ----               ------   ------------
          BancOne Securities Corp.  National Fund    3,039,307.737   11.26%
          FBO The One Investment
              Solution
          733 Greencrest Drive
          Westerville, Ohio 43081

          Merrill Lynch, Pierce,    New Mexico Fund    759,104.565     6.75%
           Fenner & Smith
          FBO Customers
          4800 Deer Lake Drive
          Jacksonville, FL 32246

          Merrill Lynch Pierce,     Florida Fund       205,457.445     9.12%
           Fenner & Smith
          FBO Customers
          4800 Deer Lake Drive
          Jacksonville, FL 32246

          Alex Brown & Sons, Inc.   Florida Fund       134,853.044    5.99%
          P. O. Box 1346
          Baltimore, MD  21203-1346

As of the same date, officers and trustees of the Trust, as a group (together with family members), owned themselves or through affiliated persons 295,208.537 shares of the Intermediate New Mexico Fund representing 2.62% of the Fund's outstanding shares on that date; officers and trustees of the Trust, as a group (together with family members), owned themselves or through affiliated persons less than 1% of the National Fund, the New York Fund and the Florida Fund.

                        HOW TO PURCHASE FUND SHARES

     Procedures with respect to the manner in which shares of the Funds may be purchased and how the offering price is determined are set forth in the Prospectus under the caption "BUYING FUND SHARES IN GENERAL."

     The Prospectus states that certain classes of investors, specified below, may purchase Class A shares of the Funds at variations to the Public Scale. The Trust may change or eliminate these variations at any time.

     (1) Existing shareholders of a Fund may purchase shares upon the reinvestment of dividends and capital gains distributions with no sales charge. This practice is followed by many investment funds that charge sales loads for new investments.

     (2) Persons may purchase Class A shares of a Fund at no sales charge if they redeemed Class A shares of the Fund or any other series of Thornburg Investment Trust, or of any series of Thornburg Limited Term Municipal Fund, Inc., and reinvest some or all of the proceeds within 24 months after the redemption. The shareholder's dealer or the shareholder must notify TSC or the Transfer Agent at the time an order is placed that the purchase qualifies for this variation to the Public Scale.

     The special class of shareholders in subsection (2) above was created as a convenience for those shareholders who invest in a Fund and subsequently make a decision to redeem all or part of their investment for a temporary period. In some cases, the existence of this special class of shareholders will act as further inducement for certain individuals to make an initial investment in a Fund, particularly if those investors feel that they might have a temporary need to redeem all or part of their investment in the coming years. Shareholders who have previously invested in a Fund are more familiar than the general public with the Fund, its investment objectives, and its results. The costs to TSC of its marketing to these individuals and maintaining the records of their prior investment are minimal compared to the costs of marketing the Fund to the public at large.

     (3) Officers, Trustees, directors and employees of the Trust, TMC, TSC, the Custodian and Transfer Agent, and counsel to the Trust, while in such capacities, and members of their families, including trusts for the benefit of the foregoing, may purchase shares of a Fund with no sales charge, provided that they notify TSC or the Transfer Agent at the time an order is placed that a purchase will qualify for this variation from the Public Scale. The sales charge will not be eliminated if the notification is not furnished at the time of the order or a review of Fund records fails to confirm that the investor's representation is correct. The reduced sales charge to these persons is based upon the Trust's view that their familiarity with and loyalty to the Funds will require less selling effort by the Fund, such as a solicitation and detailed explanation of the conceptual structure of the Funds, and less sales-related expenses, such as advertising expenses, computer time, paper work, secretarial needs, postage and telephone costs, than are required for the sale of shares to the general public. Inclusion of the families of these persons is based upon the Trust's view that the same economies exist for sales of shares to family members.

     (4) Employees of brokerage firms who are members in good standing with the National Association of Securities Dealers, Inc. ("NASD"), employees of financial planning firms who place orders for the Funds placed directly with the Transfer Agent or TSC and through a broker/dealer who is a member in good standing with the NASD, and employees of eligible non-NASD members which accept orders for shares of the Fund on an agency basis and clear those orders through a broker/dealer who is a member in good standing with NASD, and their families, including trusts for the benefit of the foregoing, may purchase shares of the Funds for themselves with no sales charge, provided that (i) the order must be through a NASD member firm which has entered into an agreement with TSC to distribute shares of the Fund, and (ii) the shareholder's broker/dealer or the shareholder must notify TSC or the Transfer Agent at the time an order is placed that the purchase would qualify for this variation to the Public Scale. Similar notification must be made in writing by the dealer, the broker, or the shareholder when such an order is placed by mail. The reduced sales charge will not apply if the notification is not furnished at the time of the order or a review of TSC's, the dealer's, the broker's or the Transfer Agent's records fails to confirm that the investor's representation is correct.

     Because they sell the Funds' shares, these individuals tend to be much more aware of the Funds than the general public. Any additional costs to TSC of marketing to these individuals are minimal.

     (5) Bank trust departments, companies with trust powers and investment dealers and investment advisors who charge fees for service, and investment dealers who utilize wrap fee and similar arrangements may purchase shares of a Fund for their customers at no sales charge, provided that these persons notify TSC or the Transfer Agent, at the time an order qualifying for this reduced charge is placed, that such a purchase would qualify for this variation to the Public Scale.

     (6) Purchases of Class A shares of any Fund may be made at net asset value provided that such purchases are placed through a broker that maintains one or more omnibus accounts with the Funds and such purchases are made by
(i) investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; (ii) clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent; and (iii) retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Sections 401(a) through 403(b) or 457 of the Internal Revenue Code and "rabbi trusts." Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

     These organizations may charge fees to clients for whose accounts they purchase shares of a Fund in a fiduciary capacity. Where the reduced sales charge applies, notification is required at the time the order is received, and a review of TSC's or Transfer Agent's records must confirm that the investor's representation is correct.

     (7) No sales charge will be payable at the time of purchase on investments of $1 million or more made by a purchaser. A contingent deferred sales charge ("CDSC") will be imposed on these investments in the event of a share redemption within 1 year following the share purchase at the rate of 1/2 of 1% of the value of the shares redeemed. In determining whether a CDSC is payable and the amount of any fee, it is assumed that shares not subject to the charge are the first redeemed, followed by other shares held for the longest period of time. The applicability of these fees will be unaffected by transfers of registration. TSC or TMC intend to pay a commission of up to 1/2 of 1% to dealers who place orders of $1 million or more for a single purchaser.

     The investment decisions of the persons and organizations described in the preceding paragraph tend to be made by informed advisers. Typically, these persons are better able than the general public to evaluate quickly the appropriateness of a Fund's investment objectives and performance in light of their customers' goals. Costs of marketing to these persons and organizations likely will be minimal.

     (8) Such persons as are determined by the Trustees to have acquired shares under special circumstances, not involving any sales expense to the Fund or to TSC, may purchase shares of the Fund with no sales charge. This variation from the Public Scale contemplates circumstances where a relatively large sale can be made at no distribution cost to a large investor or a number of smaller investors who are similarly situated. In the contemplated circumstances, there would be no cost of distribution, or any costs would be paid by TMC.

     (9) Shares of the Fund may be sold at a reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to or permits group solicitation of its employees, members or participants. Information on these arrangements is available from TSC.

     (10) If previously arranged for by the broker-dealer or other person selling Fund shares, investors may purchase shares of any Fund at net asset value without a sales charge to the extent that the purchase represents proceeds from a redemption (within the previous 60 days) of shares of another mutual fund which has a sales charge. When making a direct purchase at net asset value under this provision, the Fund must receive one of the following with the direct purchase order: (i) the redemption check representing the proceeds of the shares redeemed, endorsed to the order of the Fund, or (ii) a copy of the confirmation from the other fund, showing the redemption transaction. Standard back office procedures should be followed for wire order purchases made through broker dealers. Purchases with redemptions from money market funds are not eligible for this privilege. This provision may be terminated anytime by TSC or the Funds without notice.

                              NET ASSET VALUE

     Procedures for determining the net asset value of the Funds' shares are set forth in the Prospectus.
                                     37

     The Funds will calculate the net asset value at least once daily on days when the New York Stock Exchange is open for trading, and more frequently if deemed desirable by the Trust. Net asset value will not be calculated on New Year's Day, Washington's Birthday (on the third Monday in February), Good Friday, Memorial Day (on the last Monday in May), Independence Day, Labor Day, Thanksgiving Day, Christmas Day, on the preceding Friday if any of the foregoing holidays falls on a Saturday, and on the following Monday if any of the foregoing holidays falls on a Sunday. Under the Investment Company Act of 1940, net asset value must be computed at least once daily on each day
(i) in which there is a sufficient degree of trading in a Fund's portfolio securities that the current net asset value of its shares might be materially affected by changes in the value of such securities and (ii) on which an order for purchase or redemption of its shares is received.

                           REDEMPTION OF SHARES

     Procedures with respect to redemption of Fund shares are set forth in the Prospectus under the caption "Selling Fund Shares."

     The Funds may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Funds normally utilize is restricted, or an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Funds' investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit for protection of the shareholders of a Fund.

                                DISTRIBUTOR

     Pursuant to a Distribution Agreement with the Trust, Thornburg Securities Corporation (TSC) acts as the principal underwriter of Fund shares in a continuous offering of those shares. The Funds do not bear selling expenses except (i) those involved in registering shares with the Securities and Exchange Commission and qualifying them or the Funds with state regulatory authorities, and (ii) expenses paid under the Service and Distribution Plans which might be considered selling expenses. Terms of continuation, termination and assignment under the Distribution Agreement are identical to those described above with regard to the Investment Advisory Agreement, except that termination other than upon assignment requires six months' notice.

     H. Garrett Thornburg, Jr. President, Treasurer and a Trustee of the Funds, is also Director and controlling stockholder of TSC.

     The following table shows the commissions and other compensation received by TSC from each of the Funds for the most recent fiscal year, except for compensation or other amounts paid under Rule 12b-1 plans, which are described above under the caption "Service and Distribution Plans."

Fiscal Year Ended
September 30, 1997
------------------
                                                     Net Underwriting
                    Aggregate      Discounts and     Compensation on
                    Underwriting   Commissions       Redemptions and     Brokerage     Other
                    Commissions    Paid to TSC       Repurchases         Commissions   Compensation
                    ------------   -------------     ----------------    -----------   ------------
Intermediate         $759,925          $85,221            $8,535           - 0 -          *
National Fund
Intermediate          319,131           37,140             - 0 -           - 0 -          *
New Mexico Fund
Intermediate          103,044           12,481             - 0 -           - 0 -          *
Florida Fund

Fiscal Year Ended
June 30, 1998
-----------------
Intermediate           11,478            1,380             - 0 -           - 0 -          *
New York Fund
                    * See "Service and Distribution Plans."


Intermediate National Fund paid aggregate underwriting commissions with respect to sales of its shares in the fiscal years ending September 30, 1995 and September 30, 1996 of $707,035 and $646,924, respectively; and TSC retained net underwriting commissions in those fiscal years of $58,440 and $75,160, respectively. Intermediate New Mexico Fund paid aggregate underwriting commissions with respect to sales of its shares in the fiscal years ending September 30, 1995 and September 30, 1996 of $287,331 and $223,862, respectively; and TSC retained net underwriting commissions in those fiscal years of $24,533 and $26,797, respectively. Intermediate Florida Fund paid aggregate underwriting commissions with respect to sales of its shares in the fiscal years ending September 30, 1995 and September 30, 1996 of $62,954 and $120,852, respectively; and TSC retained net underwriting commissions in those fiscal years of $8,533 and $14,827, respectively.

                           INDEPENDENT AUDITORS

     McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017, is the independent auditor of the Intermediate National Fund, the Intermediate New Mexico Fund and the Intermediate Florida Fund for the fiscal year ending September 30, 1998, and is the independent auditor of the Intermediate New York Fund for the fiscal year ending June 30, 1998. Shareholders will receive semi-annual unaudited financial statements, and annual financial statements audited by the independent auditors.

                           FINANCIAL STATEMENTS

     Statements of Assets and Liabilities including Schedules of Investments as of September 30, 1997, Statements of Operations for the year ended September 30, 1997, Statements of Changes in Net Assets for the two years ended September 30, 1997, Notes to Financial Statements, Financial Highlights, and Independent Auditor's Reports dated October 24, 1997, for Thornburg Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, and Thornburg Florida Intermediate Municipal Fund are incorporated herein by reference from those Funds' respective Annual Reports to Shareholders, September 30, 1997.

     Unaudited Statements of Assets and Liabilities including Schedules of Investments as of March 31, 1998, Statements of Operations for the period ended March 31, 1998, Statement of Changes in Net Assets for the period ended March 31, 1998, Notes to Financial Statements and Financial Highlights for Thornburg Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund and Thornburg Florida Intermediate Municipal Fund are incorporated herein by reference from those Funds' respective Semiannual Reports to Shareholders, March 31, 1998.

     Statement of Assets and Liabilities including Schedules of Investments as of June 30, 1998, Statement of Operations for the period from September 5, 1997 to June 30, 1998, Statement of Changes in Net Assets for the period September 5, 1997 to June 30, 1998, Notes to Financial Statements, Financial Highlights and Independent Auditor's Report dated __________, 1998 for Thornburg New York Intermediate Municipal Fund are incorporated herein by reference from the Fund's Annual Report to Shareholders, June 30, 1998.

<File No. 5787-002
17\cwnt\thornburg\edgar\statments\Intermediate Funds.doc>

                    Statement of Additional Information
                                    for
                        Institutional Class Shares
                                    of
          Thornburg Limited Term Municipal Fund National Portfolio
                      ("Limited Term National Fund")
        Thornburg Limited Term Municipal Fund California Portfolio
                     ("Limited Term California Fund")
                  Thornburg Intermediate Municipal Fund
                      ("Intermediate National Fund")
               Thornburg Limited Term U.S. Government Fund
                            ("Government Fund")
                    Thornburg Limited Term Income Fund
                              ("Income Fund")
                          Thornburg Value Fund
                              ("Value Fund")

                     119 East Marcy Street, Suite 202
                        Santa Fe, New Mexico  87501

     Thornburg Limited Term Municipal Fund National Portfolio ("Limited Term National Fund") and Thornburg Limited Term Municipal Fund California Portfolio ("Limited Term California Fund") are investment portfolios established by Thornburg Limited Term Municipal Fund, Inc. (the "Company"), and Thornburg Intermediate Municipal Fund ("Intermediate National Fund"), Thornburg Limited Term U.S. Government Fund ("Government Fund"), Thornburg Limited Term Income Fund ("Income Fund") and Thornburg Value Fund ("Value Fund") are investment portfolios established by Thornburg Investment Trust (the "Trust"). This Statement of Additional Information relates to the investments made or proposed to be made by the Funds, investment policies governing the Funds, the Funds' management, and other issues of interest to a prospective purchaser of Institutional Class shares offered by the Funds.

     This Statement of Additional Information is not a prospectus but should be read in conjunction with the Funds' Institutional Class Prospectus dated November 1, 1998. A copy of the Institutional Class Prospectus for the Funds may be obtained at no charge by writing to the distributor of the Funds' Institutional Class shares, Thornburg Securities Corporation, at 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501.

     Prior to June 28, 1985 the Company's name was "Tax-Free Municipal Lease Fund, Inc."; and prior to October 1, 1995, the Trust's name was "Thornburg Income Trust."

     The date of this Statement of Additional Information is November 1,
1998.

                             TABLE OF CONTENTS

INVESTMENT POLICIES. . . . . . . . . . . . . . . . . . . . . . .1
  MUNICIPAL FUNDS. . . . . . . . . . . . . . . . . . . . . . . .1
  TAXABLE INCOME FUNDS . . . . . . . . . . . . . . . . . . . . 12
  VALUE FUND. . . . . . . . . . . . . . . . . . .  . . . . . . 32

INVESTMENT LIMITATIONS . . . . . . . . . . . . . . . . . . . . 44
    Investment Limitations - Limited Term National Fund
     and Limited Term California Fund . . . . . . . . . . . . .44
    Investment Limitations - Intermediate National Fund. . . . 47
    Investment Limitations - Government Fund . . . . . . . . . 49
    Investment Limitations - Income Fund . . . . . . . . . . . 51
    Investment Limitations - Value Fund. . . . . . . . . . . . 54

YIELD AND RETURN COMPUTATION . . . . . . . . . . . . . . . . . 57
    Performance and Portfolio Information - Municipal
     Funds and Taxable Income Funds . . . . . . . . . . . . . .57
    Performance and Portfolio Information - Value Fund . . . . 58

REPRESENTATIVE PERFORMANCE INFORMATION . . . . . . . . . . . . 62
    Representative Performance Information - Limited Term
     National Fund (Institutional Class) . . . . . . . . . . . 62
    Representative Performance Information - Limited Term
     California Fund (Institutional Class) . . . . . . . . . . 63
    Representative Performance Information - Intermediate
     National Fund (Institutional Class) . . . . . . . . . . . 64
    Representative Performance Information - Government Fund
     (Institutional Class) . . . . . . . . . . . . . . . . . . 66
   Representative Performance Information - Income Fund
     (Institutional Class) . . . . . . . . . . . . . . . . . . 67

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 67
    Federal Income Taxes - In General. . . . . . . . . . . . . 67
    Federal Income Taxation - Municipal Funds. . . . . . . . . 69
    State and Local Tax Aspects of the Municipal Funds . . . . 71
    Federal Income Taxes - Taxable Income Funds. . . . . . . . 72
    State and Local Income Tax Considerations - Taxable
     Income Funds . . . . . . . . . . . . . . . . . . . . . . .73
    Federal Income Taxes - Value Fund. . . . . . . . . . . . . 73
    State and Local Income Tax Considerations - Value Fund . . 74

DISTRIBUTIONS AND SHAREHOLDERS ACCOUNTS. . . . . . . . . . . . 74

INVESTMENT ADVISER, INVESTMENT ADVISORY AGREEMENT, AND
ADMINISTRATIVE SERVICES AGREEMENT. . . . . . . . . . . . . . . 75
    Investment Advisory Agreement. . . . . . . . . . . . . . . 75
    Administrative Services Agreement. . . . . . . . . . . . . 77

SERVICE PLANS. . . . . . . . . . . . . . . . . . . . . . . . . 77

PORTFOLIO TRANSACTIONS . . . . . . . . . . . . . . . . . . . . 78
    In General . . . . . . . . . . . . . . . . . . . . . . . . 78
    Municipal Funds and Taxable Income Funds . . . . . . . . . 78
    Value Fund . . . . . . . . . . . . . . . . . . . . . . . . 79
    Portfolio Turnover Rates . . . . . . . . . . . . . . . . . 80


MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . 81
    Limited Term National Fund and
     Limited Term California Fund. . . . . . . . . . . . . . . 81
    Intermediate National Fund; Government Fund;
     Income Fund; Value Fund . . . . . . . . . . . . . . . . . 83

PRINCIPAL HOLDERS OF SECURITIES. . . . . . . . . . . . . . . . 86
    Limited Term National Fund . . . . . . . . . . . . . . . . 86
    Limited Term California Fund . . . . . . . . . . . . . . . 86
    Intermediate National Fund . . . . . . . . . . . . . . . . 86
    Government Fund. . . . . . . . . . . . . . . . . . . . . . 87
    Income Fund. . . . . . . . . . . . . . . . . . . . . . . . 87
    Value Fund . . . . . . . . . . . . . . . . . . . . . . . . 87

NET ASSET VALUE. . . . . . . . . . . . . . . . . . . . . . . . 88

DISTRIBUTOR. . . . . . . . . . . . . . . . . . . . . . . . . . 88

INDEPENDENT AUDITORS . . . . . . . . . . . . . . . . . . . . . 88

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . 88

                         INVESTMENT POLICIES


MUNICIPAL FUNDS

     The primary investment objective of Limited Term National Fund and Intermediate National Fund is to provide for their respective shareholders as high a level of current investment income exempt from federal income tax as is consistent, in the view of the Funds' investment adviser, Thornburg Management Company, Inc. ("TMC"), with preservation of capital. The primary investment objective of Limited Term California Fund is to provide for its shareholders as high a level of current investment income exempt from federal income tax and California state personal income tax as is consistent, in TMC's view, with preservation of capital. Limited Term National Fund, Limited Term California Fund and Intermediate National Fund are sometimes referred to in this Statement of Additional Information as the "Municipal Funds." This objective of preservation of capital may preclude the Municipal Funds from obtaining the highest possible yields.

     Limited Term National Fund and Intermediate National Fund will each seek to achieve their primary investment objective by investing in a diversified portfolio of obligations issued by state and local governments the interest on which is exempt from federal income tax ("Municipal Obligations").
Limited Term California Fund will seek to achieve its primary investment objective by investing in a portfolio of Municipal Obligations originating primarily in California. The Funds may invest in Municipal Obligations (or participation interests therein) that constitute leases or installment purchase or conditional sale contracts by state of local governments or authorities to obtain property or equipment ("Municipal Leases").

     The Limited Term National Fund and Limited Term California Fund each will maintain a portfolio having a dollar-weighted average maturity of normally not more than five years, with the objective of reducing fluctuations in its net asset value relative to municipal bond portfolios with longer average maturities while expecting lower yields than those received on portfolios with longer average maturities. The Intermediate National Fund will maintain a portfolio having a dollar-weighted average maturity of normally three to ten years, with the objective of reducing fluctuations in net asset value relative to long-term municipal bond portfolios. The Intermediate National Fund may receive lower yields than those received on long-term bond portfolios, while seeking higher yields and expecting higher share price volatility than the Limited Term National Fund.

     Each Municipal Fund's assets will normally consist of (1) Municipal Obligations or participation interests therein that are rated at the time of purchase within the four highest grades Aaa, Aa, A, Baa by Moody's Investors Service ("Moody's"), or AAA, AA, A, BBB by Standard & Poor's Corporation ("S&P"), or Fitch Investors Service ("Fitch"), (2) Municipal Obligations or participation interests therein that are not rated by a rating agency, but are issued by obligors that have other comparable debt obligations that are rated within the four highest grades by Moody's, S&P or Fitch, or in the case of obligors whose obligations are unrated, are deemed by TMC to be comparable with issuers having such debt ratings, and (3) a small amount of cash or equivalents. In normal conditions, the Municipal Funds will hold cash pending investment in portfolio securities or anticipated redemption
1
requirements. For an explanation of these ratings, please see "Ratings," page 6. To the extent that unrated Municipal Obligations may be less liquid, there may be somewhat greater risk in purchasing unrated Municipal Obligations than in purchasing comparable, rated Municipal Obligations. If a Fund experienced unexpected net redemptions, it could be forced to sell such unrated Municipal Obligations at disadvantageous prices without regard to the Obligations' investment merits, depressing the Fund's net asset value and possibly reducing the Fund's overall investment performance.

     Except to the extent that the Municipal Funds are invested in temporary investments for defensive purposes, each Municipal Fund will, under normal conditions, invest 100% of its net assets in Municipal Obligations and normally will not invest less than 80% of its net assets in Municipal Obligations. This 80% policy is a fundamental investment policy of each of the Municipal Funds and may be changed only with the approval of a majority of the outstanding voting securities of a given series of the Fund. Under normal conditions the Limited Term California Fund will invest 100%, and as a matter of fundamental policy, will invest at least 65% of its total assets in Municipal Obligations originating in California.

     The ability of the Municipal Funds to achieve their investment objectives is dependent upon the continuing ability of issuers of Municipal Obligations in which the Funds invest to meet their obligations for the payment of interest and principal when due. In addition to using information provided by the rating agencies, TMC will subject each issue under consideration for investment to its own credit analysis in an effort to assess each issuer's financial soundness. This analysis is performed on a continuing basis for all issues held by either of the Municipal Funds. TMC subjects each issue under consideration for investment to the same or similar credit analysis that TMC applies to rated issues.

     Credit ratings are helpful in evaluating bonds, but are relevant primarily to the safety of principal and interest payments under the bonds. These ratings do not reflect the risk that market values of bonds will fluctuate with changes in interest rates. Additionally, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events subsequent to initial ratings. TMC reviews data respecting the issuers of the Municipal Funds' portfolio assets on an ongoing basis, and may dispose of portfolio securities upon a change in ratings or adverse events not reflected in ratings.

     Each of the Municipal Funds has reserved the right to invest up to 20% of its net assets in "temporary investments" in taxable securities (of comparable quality to the above tax-exempt investments) that would produce interest not exempt from Federal income tax. Such temporary investments, which may include repurchase agreements with dealers, banks or recognized financial institutions that in the opinion of TMC represent minimal credit risk, may be made due to market conditions, pending investment of idle funds or to afford liquidity. See "Temporary Investments," at page 8. Such investments are, like any investment, subject to market risks and fluctuations in value. In addition, each Fund's temporary taxable investments may exceed 20% of its net assets when made for defensive purposes during periods of abnormal market conditions. The Municipal Funds do not expect to find it necessary to make temporary investments.

     No Municipal Fund will purchase securities if, as a result, more than 25% of the Fund's total assets would be invested in any one industry. However, this restriction will not apply to purchase of (i) securities of the United States Government and its agencies, instrumentalities and authorities, or (ii) tax exempt securities issued by other governments or political subdivisions, because these issuers are not considered to be members of any industry. This restriction may not be changed as to any Municipal Fund unless approved by a majority of the outstanding shares of the Fund.

     The Municipal Funds' investment objectives and policies, unless otherwise specified, are not fundamental policies and may be changed without shareholder approval.

Municipal Obligations

     Municipal Obligations include debt and lease obligations issued by states, cities and local authorities to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include the refunding of outstanding obligations, the procurement of funds for general operating expenses and the procurement of funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Municipal Obligations have also been issued to finance single-family mortgage loans and to finance student loans. Such obligations are included within the term "Municipal Obligations" if the interest paid thereon is exempt from federal income tax.

       The two principal classifications of Municipal Obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a specific revenue source. Industrial development bonds are in most cases revenue bonds and are generally not secured by the pledge of the credit or taxing power of the issuer of such bonds. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications, depending on numerous factors.

       The Municipal Funds may invest in a variety of types of Municipal Obligations, including but not limited to bonds, notes (such as tax anticipation and revenue anticipation notes), commercial paper and variable rate demand instruments. Variable rate demand instruments are Municipal Obligations or participations therein, either publicly underwritten and traded or privately purchased, that provide for a periodic adjustment of the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal amount and accrued interest upon not more than seven days' notice either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. Such letters of credit, guarantees or insurance will be considered in determining whether a Municipal Obligation meets a Fund's investment criteria. See the Prospectus under the caption "Investment Policies of the Municipal Funds." The issuer of a variable rate demand instrument may have the corresponding right to prepay the principal amount prior to maturity.

       The Municipal Funds also may purchase fixed rate municipal demand instruments either in the public market or privately. Such instruments may provide for periodic adjustment of the interest rate paid to the holder. The "demand" feature permits the holder to demand payment of principal and interest prior to their final stated maturity, either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the instrument. In some cases these demand instruments may be in the form of units, each of which consists of (i) a Municipal Obligation and
(ii) a separate put option entitling the holder to sell to the issuer of such option the Municipal Obligation in the unit, or an equal aggregate principal amount of another Municipal Obligation of the same issuer, issue and maturity as the Municipal Obligation, at a fixed price on specified dates during the term of the put option. In those cases, each unit taken as a whole will be considered a Municipal Obligation, based upon an accompanying opinion of counsel. A Fund will invest in a fixed rate municipal demand instrument only if the instrument or the associated letter of credit, guarantee or insurance is rated within the three highest grades of a nationally recognized rating agency, or, if unrated, is deemed by TMC to be of comparable quality with issues having such debt ratings. The credit quality of such investments will be determined on a continuing basis by TMC for the Limited Term National Fund under the supervision of the directors of the Company, and for the Intermediate National Fund under the supervision of the trustees of the Trust.

       A Municipal Fund also may purchase and sell Municipal Obligations on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 30-45 days.) On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. At the time a Fund makes the commitment to purchase a Municipal Obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. That Fund also will maintain liquid assets at least equal in value to commitments for when-issued or delayed delivery securities, such assets to be segregated by State Street Bank & Trust Co., the Fund's custodian, specifically for the settlement of such commitments. The value of the segregated assets will be marked to the market daily so that the Fund will at all times maintain assets in the segregated account equal in value to the amount of these commitments. The Funds will only make commitments to purchase Municipal Obligations on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Funds reserve the right to sell these securities before the settlement date if it is deemed advisable. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt.

       TMC will evaluate the liquidity of each Municipal Lease upon its acquisition and periodically while it is held based upon factors established for the Limited Term National Fund by the Company's directors, and for the Intermediate National Fund by the Trust's trustees, including (i) the frequency of trades and quotes for the obligation, (ii) the number of dealers who will buy or sell the obligation and the potential buyers for the obligation, (iii) the willingness of dealers to make a market for the obligation, and (iv) the nature and timing of marketplace trades. An unrated Municipal Lease with non-appropriation risk that is backed by an irrevocable bank letter of credit or an insurance policy, issued by a bank or insurer deemed by TMC to be of high quality and minimal credit risk, will not be deemed to be "illiquid" solely because the underlying Municipal Lease is unrated, if TMC determines that the Municipal Lease is readily marketable because it is backed by the letter of credit or insurance policy.

       The Municipal Funds will seek to reduce further the special risks associated with investment in Municipal Leases by investing in Municipal Leases only where, in TMC's opinion, certain factors established by the Company's directors for the Limited Term National Fund and Limited Term California Fund, and by the Trust's trustees for the Intermediate National Fund, have been satisfied, including (i) the nature of the leased equipment or property is such that its ownership or use is deemed essential to a governmental function of the governmental issuer, (ii) the Municipal Lease has a shorter term to maturity than the estimated useful life of the leased property and the lease payments will commence amortization of principal at an early date, (iii) appropriate covenants will be obtained from the governmental issuer prohibiting the substitution or purchase of similar equipment for a specified period (usually 60 days or more) in the event payments are not appropriated, (iv) the underlying equipment has elements of portability or use that enhance its marketability in the event foreclosure on the underlying equipment was ever required, and (v) the governmental issuer's general credit is adequate. The enforceability of the "non-substitution" provisions referred to in (iii) above has not been tested by the courts. Investments not meeting certain of these criteria (such as the absence of a non-substitution clause) may be made if the Municipal Lease is subject to an agreement with a responsible party (such as the equipment vendor) providing warranties to the Funds that satisfy such criteria.

       Municipal Leases usually grant the lessee the option to purchase the leased property prior to maturity of the obligation by payment of the unpaid principal amount of the obligation and, in some cases, a prepayment fee.
Such prepayment may be required in the case of loss or destruction of the property. The prepayment of the obligation may reduce the expected yield on the invested funds if interest rates have declined below the level prevailing when the obligation was purchased.

       No Municipal Fund will invest in illiquid securities if, as a result of the investment, more than 10% of its net assets will be invested in illiquid securities. For purposes of this limitation, "illiquid securities" shall be deemed to include (1) Municipal Leases subject to non-appropriation risk which are not rated at the time of purchase within the four highest grades by Moody's or S&P and not subject to remarketing agreements (or not currently subject to remarketing, pursuant to the conditions of any such agreement then in effect, with a responsible remarketing party, deemed by TMC to be capable of performing its obligations), (2) repurchase agreements maturing in more than seven days, (3) securities which the Funds are restricted from selling to the public without registration under the Securities Act of 1933, and (4) other securities or participations not considered readily marketable by the Funds, provided that for purposes of the foregoing an unrated Municipal Lease which is backed by an irrevocable bank letter of credit or an insurance policy, issued by a bank or insurer deemed by TMC to be of high quality and minimal credit risk, will not be deemed to be illiquid.

       From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. Similar proposals may be introduced in the future. These proposals, if enacted, may have the effect of reducing the availability of investments for the Funds. Moreover, the value of the Funds' portfolios may be affected. The Funds could be compelled to reevaluate their investment objectives and policies and submit possible changes in the structure of the Funds for the approval of their respective shareholders.

       The yields on Municipal Obligations are dependent on a variety of factors, including the condition of the general market and the Municipal Obligation market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. See "Ratings." It should be emphasized, however, that ratings are general and are not absolute standards of quality.
 Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields, while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield. The market value of outstanding Municipal Obligations will vary with changes in prevailing interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments. Such variations in market value of Municipal Obligations held in a Fund's portfolio arising from these or other factors will cause changes in the net asset value of the Fund's shares.

Ratings

     Tax-Exempt Bonds. The four highest ratings of Moody's for tax-exempt bonds are Aaa, Aa, A and Baa. Tax-exempt bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to tax-exempt bonds which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated tax-exempt bonds. The Aaa and Aa rated tax-exempt bonds comprise what are generally known as "high grade bonds." Tax-exempt bonds which are rated A by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A rated tax-exempt bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Tax-exempt bonds rated Baa are considered "medium grade" obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such tax-exempt bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The foregoing ratings are sometimes presented in parentheses preceded with "Con." indicating the bonds are rated conditionally. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes the probable credit status upon completion of construction or elimination of the basis of the condition.

       The four highest ratings of S&P and Fitch for tax-exempt bonds are AAA, AA, A, and BBB. Tax-exempt bonds rated AAA bear the highest rating assigned by S&P and Fitch to a debt obligation and indicates an extremely strong capacity to pay principal and interest. Tax-exempt bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating, which is the lowest "investment grade" security rating by S&P or Fitch, indicates an adequate capacity to pay principal and interest.
Whereas BBB rated Municipal Obligations normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category. The foregoing ratings are sometimes followed by a "p" indicating that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, the completion.

       Municipal Notes. The ratings of Moody's for municipal notes are MIG 1, MIG 2, MIG 3 and MIG 4. Notes bearing the designation MIG 1 are judged to be of the best quality, enjoying strong protection from established cash flows for their servicing or from established and broad-based access to the market for refinancing, or both. Notes bearing the designation MIG 2 are judged to be of high quality, with margins of protection ample although not so large as in the preceding group. Notes bearing the designation of MIG 3 are judged to be of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.
  Notes bearing the designation MIG 4 are judged to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

       The S&P ratings for municipal notes are SP-1+, SP-1, SP-2 and SP-3. Notes bearing an SP-1+ rating are judged to possess overwhelming safety characteristics, with either a strong or very strong capacity to pay principal and interest. Notes rated SP-1 are judged to have either a strong or very strong capacity to pay principal and interest but lack the overwhelming safety characteristics of notes rated SP-1+. Notes bearing an SP-2 rating are judged to have a satisfactory capacity to pay principal and interest, and notes rated SP-3 are judged to have a speculative capacity to pay principal and interest.

       Tax-Exempt Demand Bonds. The rating agencies may assign dual ratings to all long term debt issues that have as part of their provisions a demand or multiple redemption feature. The first rating addresses the likelihood of repayment of principal and interest as due and the second rating addresses only the demand feature. The long term debt rating symbols are used for bonds to denote the long term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+"). For newer "demand notes" maturing in 3 years or less, the respective note rating symbols, combined with the commercial paper symbols, are used (for example. "SP-1+/A-1+").

       Commercial Paper. The ratings of Moody's for issuers of commercial paper are Prime-1, Prime-2 and Prime-3. Issuers rated Prime-1 are judged to have superior ability for repayment which is normally evidenced by (i) leading market positions in well established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structures with moderate reliance on debt and ample asset protection, (if) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 are judged to have a strong capacity for repayment which is normally evidenced by many of the characteristics cited under the discussion of issuers rated Prime-1 but to a lesser degree. Earnings trends, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Adequate liquidity is maintained. Issuers rated Prime-3 are judged to have an acceptable capacity for repayment. The effect of industry characteristics and market composition may be more pronounced. Variability of earnings and profitability may result in changes in the level of debt-protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

       The ratings of S&P for commercial paper are A (which is further delineated by Categories A-1+, A-1, A-2 and A-3), B, C and D. Commercial paper rated A is judged to have the greatest capacity for timely payment. Commercial paper rated A-1+ is judged to possess overwhelming safety characteristics. Commercial paper rated A-1 is judged to possess an overwhelming or very strong degree of safety. Commercial paper rated A-2 is judged to have a strong capacity for payment although the relative degree of safety is not as high as for paper rated A-1. Commercial paper rated A-3 is judged to have a satisfactory capacity for timely payment but is deemed to be somewhat more vulnerable to the adverse changes in circumstances than paper carrying the higher ratings. Commercial paper rated B is judged to have an adequate capacity for timely payment but such capacity may be impaired by changing conditions or short-term adversities.

Temporary Investments

     Each Municipal Fund has reserved the right to invest up to 20% of its net assets in "temporary investments" in taxable securities that would produce interest not exempt from federal income tax. See "Taxes." Such temporary investments may be made due to market conditions, pending investment of idle funds or to afford liquidity. These investments are limited to the following short-term, fixed-income securities (maturing in one year or less from the time of purchase): (i) obligations of the United States government or its agencies, instrumentalities or authorities; (ii) prime commercial paper within the two highest ratings of Moody's or S&P;
(iii) certificates of deposit of domestic banks with assets of $1 billion or more; and (iv) repurchase agreements with respect to the foregoing types of securities. Repurchase agreements will be entered into only with dealers, domestic banks or recognized financial institutions that in TMC's opinion represent minimal credit risk. Investments in repurchase agreements are limited to 5% of a Fund's net assets. See the next paragraph respecting repurchase agreements. In addition, temporary taxable investments may exceed 20% of a Fund's net assets when made for defensive purposes during periods of abnormal market conditions. None of the Municipal Funds expect to find it necessary to make such temporary investments.

Repurchase Agreements

       Each Municipal Fund may enter into repurchase agreements with respect to taxable securities constituting "temporary investments" in its portfolio.
 A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements may be viewed as loans collateralized by the underlying security that is the subject of the repurchase agreement. No Municipal Fund will enter into a repurchase agreement if, as a result, more than 5% of the value of its net assets would then be invested in repurchase agreements. The Funds will enter into repurchase agreements only with dealers, banks or recognized financial institutions that in the opinion of TMC represent minimal credit risk. The risk to a Fund is limited to the ability of the seller to pay the agreed upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed upon repurchase price, if the value of the subject security declines there is a risk of loss of both principal and interest if the seller defaults. In the event of a default, the collateral may be sold. A Fund might incur a loss if the value of the collateral has declined, and the Fund might incur disposition costs or experience delays in connection with liquidating the security. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the subject security by the Fund may be delayed or limited.
 The Funds' investment adviser will monitor the value of the security at the time the transaction is entered into and at all subsequent times during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed upon repurchase price. In the event the value of the subject security declines below the repurchase price, TMC will demand additional securities from the seller to increase the value of the property held to at least that of the repurchase price.

U.S. Government Obligations

     Each Fund's temporary investments in taxable securities may include obligations of the U.S. government. These include bills, certificates of indebtedness, notes and bonds issued or guaranteed as to principal or interest by the United States or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. government and established under the authority granted by Congress, including, but not limited to, the Government National Mortgage Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Farm Credit Banks and the Federal National Mortgage Association. Some obligations of U.S. government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others only by the credit of the issuing agency, authority or other instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

Special Risks Affecting Limited Term California Fund

     Due to Limited Term California Fund's policy of concentrating its investments in municipal securities exempt from California personal income taxes, this Fund will invest primarily in California state, municipal, and agency obligations. For this reason, an investment in the Limited Term California Fund may be considered riskier than an investment in the Limited Term National Fund, which buys Municipal Obligations from throughout the United States. Prospective investors should consider the risks inherent in the investment concentration of the Limited Term California Fund before investing.

     California's economy is the largest among the 50 states and one of the largest in the world. The state's July 1, 1995 population of approximately
32.1 million represents 12.2 percent of the total United States population and total personal income in the state, at an estimated $810 billion in 1996, accounts for 12.6 percent of all personal income in the nation. Total employment is about 14.5 million, the majority of which is in the service, trade and manufacturing sectors.

     Changes in California constitutional and other laws raise questions about the ability of California state and municipal issuers to obtain sufficient revenue to pay their bond obligations in all situations. In 1978, California voters approved an amendment to the California Constitution known as Proposition 13, which has had an affect on California issuers that rely in whole or in part, directly or indirectly, on ad valorem real property taxes as a source of revenue. Proposition 13 limits ad valorem taxes on real property and restricts the ability of taxing entities to increase real property taxes. In 1979, California voters approved another constitutional amendment, Article XIIIB, which may have an adverse impact on California state and municipal issuers. Article XIIIB prohibits government agencies and the state from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes", which consist of tax revenues, certain state subventions and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by such entity in providing the regulation, product or service". No limit is imposed on appropriations of funds which are not "proceeds of taxes", such as debt service on indebtedness existing or authorized before January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of the courts or the federal government, reasonable user charges or fees and certain other non-tax funds. The amendment restricts the spending authority of state and local government entities. If revenues exceed such appropriations limits, such revenues must be returned either as revisions in the tax rate or fee schedules.

     California obtains roughly 45% of general fund revenues from personal income taxes (individual and corporate) compared to an average of only 30% for other states. Income taxes serve as a bellwether which is frequently a leading indicator of economic weakness. Much of California's recent deficit was caused by lower than projected income tax receipts. California's other principal revenue source is sales taxes.

     A recession began in mid-1990 due largely to job losses in the aerospace and defense-related industries. The 1993 unemployment rate of 9.4% was 135% of the national rate. The recession affected California's General Fund revenues, and increased expenditures above initial budget appropriations due to greater health and welfare costs. The state's budget problems in recent years have also been caused by a structural imbalance in that the largest General Fund Programs -- K-12 education, health, welfare and corrections -- were increasing faster than the revenue base, driven by the state's rapid population growth. These pressures are expected to continue as population trends maintain strong demand for health and welfare services, as the school age population continues to grow, and as the state's corrections program responds to a "Three-Strikes" law enacted in 1994, which requires mandatory life prison terms for certain third-time felony offenders.

     As a result of these factors and others, from the late 1980's until 1992-'93, the state had a period of budget imbalance. During this period, expenditures exceeded revenues in four out of six years, and the state accumulated and sustained a budget deficit approaching $2.8 billion at its peak at June 30, 1993. Starting in the 1990-'91 fiscal year and for each fiscal year thereafter, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance. The Legislature and Governor agreed on the following principal steps to produce Budget Acts in the years 1991-'92 to 1994-'95, including:

     * significant cuts in health and welfare program expenditures;

     * transfers of program responsibilities and funding from the state to local governments (referred to as "realignment"), coupled with some reduction in mandates on local government;

     * transfer of about $3.6 billion in local property tax revenues from cities, counties, redevelopment agencies and some other districts to local school districts, thereby reducing state funding for schools under Proposition 98;

     * reduction in growth of support for higher education programs, coupled with increases in student fees;

     * maintenance of the minimum Proposition 98 funding guarantee for K-12 schools, and the disbursement of additional funds to keep a constant level of about $4,200 per K-12 pupil;

     * revenue increases (particularly in the 1991-'92 fiscal year budget), most of which were for a short duration;

     * increased reliance on aid from the federal government to offset the costs of incarcerating, educating and providing health and welfare services to illegal immigrants, although during this time frame most of the additional aid requested by the administration was not received; and

     * various one-time adjustments and accounting changes.

Despite these budget actions as noted, the effects of the recession led to large, unanticipated deficits in the budget reserve as compared to projected positive balances. By the 1993-'94 fiscal year, the accumulated deficit was so large that it was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-'94, a second two-year plan was implemented in 1994-'95, again using cross-fiscal year revenue anticipation warrants to partly finance the deficit into the 1995-'96 fiscal year.

     With strengthening revenues and reduced social services caseload growth based on an improving economy, the state entered the 1995-'96 fiscal year budget negotiations with the smallest nominal "budget gap" to be closed in many years. Nonetheless, serious policy differences between the Governor and Legislature prevented timely enactment of the budget. The 1995-'96 Budget Act was signed by the Governor on August 3, 1995, 34 days after the start of the fiscal year. Due to an economy which was stronger than expected, the General Fund received $2.2 billion more tax revenues than planned for in the 1995-'96 budget. This allowed the state to increase school, health and welfare spending and still post a positive balance of $685 million to the Adjusted fund Balance as of June 30, 1996.

     The state continues to see healthy growth. Personal income is estimated to be growing at an annual rate of about 6.8%. Revenues and transfers for the state in the 1996-'97 fiscal year are estimated to have been about 48.9 billion while expenditures are estimated to have been about 48.9 billion. This should allow the state to post a positive cash balance in the Fund for Economic Uncertainty ("SFEU") for only the second time in the 1990's.

     On August 18, 1997, the Governor signed the 1997 Budget Act. The Act anticipates General Fund revenues and transfers of about $52.5 billion, a 6.8% increase over the previous year, and expenditures of $52.5 billion, an 8% increase. The SFEU is expected to decline about $112 million.

TAXABLE INCOME FUNDS

     Government Fund and Income Fund (the "Taxable Income Funds") each has the primary investment objective of providing, through investment in a professionally managed portfolio of fixed income obligations as high a level of current income as is consistent, in TMC's view, with safety of capital. The Government Fund will seek to achieve its primary investment objective by investing primarily in obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities and in participations in such obligations or in repurchase agreements secured by such obligations.
The Income Fund will seek to achieve its primary objective by investing in primarily in investment grade short and intermediate maturity bonds and asset backed securities such as mortgage backed securities and collateralized mortgage obligations. The Income Fund also may invest in other securities, and utilize other investment strategies to hedge market risks, manage cash positions or to enhance potential gain. Additionally, each of the Taxable Income Funds has the secondary objective of reducing fluctuations in its net asset value compared to longer term portfolios, and will seek to attain this objective by investing in obligations with an expected dollar-weighted average maturity of normally not more than five years.

Determining Portfolio Average Maturity - Government Fund and Income Fund

     For purposes of each Taxable Income Fund's investment policy, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features (such as put or demand features) or a variable rate of interest which, in the judgment of TMC, will result in the instrument being valued in the market as though it has an earlier maturity.

     In addition, each Taxable Income Fund may estimate the expected maturities of certain securities it purchases in connection with achieving its investment objectives. Certain obligations such as Treasury Bills and Notes have stated maturities. However, certain obligations a Fund may acquire, such as GNMA certificates, are interests in pools of mortgages or other loans having varying maturities.

     Due to prepayments of the underlying mortgage instruments or other loans, such asset-backed securities do not have a known actual maturity (the stated maturity date of collateralized mortgage obligations is, in effect, the maximum maturity date). In order to determine whether such a security is a permissible investment for a Fund (and assuming the security otherwise qualifies for purchase by the Fund), the security's remaining term will be deemed equivalent to the estimated average life of the underlying mortgages at the time of purchase of the security by the Fund. Average life will be estimated by the Fund based on TMC's evaluation of likely prepayment rates after taking into account current interest rates, current conditions in the relevant housing markets and such other factors as it deems appropriate. There can be no assurance that the average life as estimated will be the actual average life.

       For example, the mortgage instruments in the pools underlying mortgage-backed securities have original maturities ranging from 8 to 40 years. The maximum original maturity of the mortgage instruments underlying such a security may, in some cases, be as short as 12 years. The average life of such a security at the time of purchase by a Fund is likely to be substantially less than the maximum original maturity of the mortgage instruments underlying the security because of prepayments of the mortgage instruments, the passage of time from the issuance of the security until its purchase by a Fund and, in some cases, the wide dispersion of the original maturity dates of the underlying mortgage instruments.

     Certain securities which have variable or floating interest rates or demand or put features may nonetheless be deemed to have remaining actual lives which are less than their stated nominal lives. In addition, certain asset-backed securities which have variable or floating interest rates may be deemed to have remaining lives which are less than the stated maturity dates of the underlying mortgages.

Purchase of Certificates of Deposit - Government Fund and Income Fund

     In addition to the other securities each Taxable Income Fund may purchase, each Taxable Income Fund is authorized to purchase bank certificates of deposit under certain circumstances. The Government Fund may under certain market conditions invest up to 20% of its assets in (i) time certificates of deposit maturing in one year or less after the date of acquisition which are issued by United States banks having assets of $1,000,000,000 or more, and (ii) time certificates of deposit insured as to principal by the Federal Deposit Insurance Corporation. If any certificate of deposit (whether or not insured in whole or in part) is nonnegotiable, and it matures in more than 7 days, it will be considered illiquid, and subject to the Government Fund's fundamental investment restriction that no more than 10% of the Fund's net assets will be placed in illiquid investments.

     The Income Fund may invest in certificates of deposit of large domestic and foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of one billion U.S. dollars), including foreign branches of domestic banks, and certificates of deposit of smaller banks as described below. Although the Income Fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign banks or foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic banks. (See "Foreign Securities" below). The Income Fund may also invest in certificates of deposit issued by banks and savings and loan institutions which had at the time of their most recent annual financial statements total assets of less than one billion dollars, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the U.S. Government, (ii) at no time will the Fund hold more that $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of the Fund's assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of one billion dollars.

Asset-Backed Securities - Government Fund and Income Fund

     Each of the Funds may invest in asset-backed securities, which are interests in pools in loans, described in the Prospectus.

Mortgage-Backed Securities and Mortgage Pass-Through Securities

     If otherwise consistent with its investment restrictions and the Prospectus, each Taxable Income Fund may invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. A Fund also may invest in debt securities which are secured with collateral consisting of mortgage -backed securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

     A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and expose the Fund to a lower rate or return upon reinvestment of the prepayments. Additionally, the potential for prepayments in a declining interest rate environment will tend to limit to some degree the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities. During periods of increasing interest rates, prepayments likely will be reduced, and the value of the mortgage-backed securities will decline.

     Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or insurer of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, or upon refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Fund shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

     Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC is a corporate instrumentality of the United States Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PC's") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PC's are not backed by the full faith and credit of the United States Government.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. Such pools may be purchased by the Income Fund, but will not be purchased by the Government Fund. Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Income Fund's investment quality standards. There can be no assurance that the private insurer or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Income Fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, TMC determines that the securities meet the Income Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Collateralized Mortgage Obligations ("CMO's")

     A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMO's may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMO's are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMO's provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against unanticipated early return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation issues multiple series, (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMO's, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

FHLMC Collateralized Mortgage Obligations

     FHLMC CMO's are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PC's, payments of principal and interest on the CMO's are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMO's are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMO's as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMO's is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled date.

     If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the CMO's are identical to those of FHLMC PC's. FHLMC has the right to substitute collateral in the event of delinquencies or defaults.

Other Mortgage-Backed Securities

     TMC expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. Neither the Government Fund nor the Income Fund will purchase mortgage-backed securities or any other assets which, in the opinion of TMC, are illiquid and exceed, as a percentage of the Fund's assets, the percentage limitations on the Fund's investment in securities which are not readily marketable, as discussed below. TMC will, consistent with the Funds' respective investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Other Asset-Backed Securities

     The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in structures similar to the CMO pattern. Consistent with the Funds' respective investment objectives and policies, each Fund may invest in these and other types of asset-backed securities that may be developed in the future. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

     Several types of asset-backed securities have already been offered to investors, including Certificates of Automobile Receivables ("CARS"). CARS represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interests on CARS are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

     Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of bankruptcy laws and of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

     Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool assets, to ensure that the receipt of payment on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Income Fund, as a possible purchaser of such securities, will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

     The Income Fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of the residual will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act of 1933 may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

     The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require a Fund holding these securities to dispose of the securities.

Repurchase Agreements - Government Fund and Income Fund

     Either Taxable Income Fund may enter into repurchase agreements with member banks of the Federal Reserve System or any domestic broker-dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker-dealer has been determined by TMC to be at least as high as that of other obligations the purchasing Fund may purchase or at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody's or S&P. These transactions may not provide the purchasing Fund with collateral marked-to-market during the term of the commitment.

     A repurchase agreement, which provides a means for a Fund to earn income on funds for periods as short as overnight, is an arrangement under which the Fund purchases a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price.
The repurchase price may be higher than the purchase price, the difference being interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation. Obligations will be held by the Fund's custodian or in the Federal Reserve Book Entry System.

     For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the purchasing Fund to the seller of the Obligations subject to the repurchase agreement and is therefore subject to that Fund's investment restriction applicable to loans. It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in the price of the Obligation. If the court characterized the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, TMC seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the purchasing Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

When Issued Securities - Government Fund and Income Fund

     Either Taxable Income Fund may purchase securities offered on a "when-issued" or "forward delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or forward delivery security accrues to the purchaser. To the extent that assets of a Fund are not invested prior to the settlement of a purchase of securities, the Fund will earn no income; however, it is intended that each Fund will be fully invested to the extent practicable and subject to the Fund's investment policies. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that each Fund will purchase such securities with the purpose of actually acquiring them unless sale appears desirable for investment reasons.
 At the time a Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of when-issued or forward delivery securities may be more or
less than the purchase price.   Neither Fund believes that its net asset
value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis. Each Fund will establish a segregated account for commitments for when-issued or forward delivery securities as described above.

Reverse Repurchase Agreements - Government Fund and Income Fund

     Either Taxable Income Fund may enter into reverse repurchase agreements by transferring securities to another person in return for proceeds equal to a percentage of the value of the securities, subject to its agreement to repurchase the securities from the other person for an amount equal to the proceeds plus an interest amount. Neither Fund will enter into any such transaction if, as a result, more than 5% of the Fund's total assets would then be subject to reverse repurchase agreements. See the "Investment Restrictions" applicable to each Fund, below.

Dollar Roll Transactions - Government Fund and Income Fund

     Either Taxable Income Fund may enter into "dollar roll" transactions, which consist of the sale by the Fund to a bank or broker-dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The selling Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date.

     Dollar rolls are treated for purposes of the Investment Company Act of 1940 (the "1940 Act") as borrowings of the Fund entering into the transaction because they involve the sale of a security coupled with an agreement to repurchase, and are subject to the investment restrictions applicable to any borrowings made by the Fund. Like all borrowings, a dollar roll involves costs to the borrowing Fund. For example, while the Fund receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

     Dollar rolls involve potential risks of loss to the selling Fund which are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Fund's right to purchase from the counterparty may be restricted. Additionally, the value of such securities may change adversely before the Fund is able to purchase them. Similarly, the Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to the Fund, the security which the Fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that the Fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Lending of Portfolio Securities - Government Fund and Income Fund

     Each Taxable Income Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Securities and Exchange Commission, such loans may be made to member firms of the New York Stock Exchange, and would be required to be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value and accrued interest of the securities loaned. The lending Fund would have the right to call a loan and obtain the securities loaned on no more than five days' notice. During the existence of a loan, the Fund would continue to receive the equivalent of the interest paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by TMC to be of good standing, and when, in the judgment of TMC, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

Other Investment Strategies - Income Fund

     The Income Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity market movements), to manage the effective maturity or duration of fixed-income securities or portfolios, or to enhance potential gain. Such strategies are used by many mutual funds and other institutional investors. Techniques and instruments may change over time as new investments and strategies are developed or regulatory changes occur.

     In the course of pursuing these investment strategies, the Income Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial futures, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Income Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to Strategic Transactions entered into for purposes not related to bona fide hedging or risk management. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Income Fund to utilize these Strategic Transactions successfully will depend on TMC's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent TMC's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Income Fund, force the sales of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency.
The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options - Income Fund

     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument as to which the options relate. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Income Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Income Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An American-style put or call option may be exercised at any time during the option period while a European-style put or call options may be exercised only upon expiration or during a fixed period prior thereto.
The Income Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

     With certain exceptions, OCC and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, to the extent the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     The Income Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are set by negotiation of the parties. The Income Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the Counterparty to buy back the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Income Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, TMC must assess the creditworthiness of each Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Income Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank in New York as "primary dealers," broker dealers, domestic or foreign banks or other financial institutions which have received a short-term credit rating of "A-1" from Standard & Poor's Corporation or "P-1" from Moody's Investor Services or have been determined by TMC to have an equivalent credit rating. The staff of the SEC currently takes the position that the amount of the Income Fund's obligation pursuant to an OTC option is illiquid, and is subject to the Income Fund's limitation on investing no more than 15% its assets in illiquid instruments.

     If the Income Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

     The Income Fund may purchase and sell call options on U.S. Treasury and agency securities, foreign sovereign debt, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and related futures on such securities other than futures on individual corporate debt and individual equity securities. All calls sold by the Fund must be "covered" or must meet the asset segregation requirements described below as long as the call is outstanding (i.e., the Fund must own the securities or futures contract subject to the call). Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security and may require the Fund to hold a security which it might otherwise have sold.

     The Income Fund may purchase and sell put options that relate to U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio) or futures on such securities other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under its hedging, duration management, risk management, and other Strategic Transactions other than those with respect to futures and options thereon.
In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures - Income Fund

     The Income Fund may purchase and sell financial futures contracts or purchase put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract.

     The Income Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 5% of the face amount of the contract, but may be higher in some circumstances. Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position will be offset prior to settlement and that delivery will not occur.

     The Income Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the segregation requirements with respect to futures and options thereon are described below.

Options on Securities Indices and Other Financial Indices - Income Fund

     The Income Fund also may purchase and sell call and put options on securities indices and other financial indices and, in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement (i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions - Income Fund

     The Income Fund may engage in currency transactions with Counterparties in order to hedge the value of currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell ( with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below.
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     The Income Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transactions hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

     The Income Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to proxy hedging as described below.

     The Income Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Income Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if TMC considers the Austrian schilling is linked to the German Deutschemark (the "D-mark"), the Fund holds securities denominated in Austrian schillings and TMC believes that the value of schillings will decline against the U.S. dollar, TMC may enter into a contract to sell D-marks and buy dollars. Hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions - Income Fund

     Currency transactions are subject to risks different from other transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Income Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered ineffective, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to the issuing country's economy.

Combined Transactions - Income Fund

     The Income Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and any combination of futures, options and currency transactions ("combined" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of TMC, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on TMC's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars - Income Fund

     Among the Strategic Transactions into which the Income Fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Income Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. An interest rate swap is an agreement between two parties to exchange payments that are based on specified interest rates and a notional amount. The exchange takes place over a specified period of time. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. Although swaps can take a variety of forms, typically one party pays fixed and receives floating rate payments and the other party receives fixed and pays floating rate payments. An interest rate cap is an agreement between two parties over a specified period of time where one party makes payments to the other party equal to the difference between the current level of an interest rate index and the level of the cap, if the specified interest rate index increases above the level of the cap. An interest rate floor is similar except the payments are the difference between the current level of an interest rate index and the level of the floor if the specified interest rate index decreases below the level of the floor. An interest rate collar is the simultaneous execution of a cap and floor agreement on a particular interest rate index. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. Purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     The Income Fund may enter into swaps, caps, floors or collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, TMC and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into the transaction, the unsecured long term debt rating of the Counterparty combined with any credit enhancements, satisfies credit criteria established by the Trust's trustees. If there is a default by the Counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar Instruments - Income Fund

     The Income Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in the LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the United States - Income Fund

     When constructed outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Income Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts - Income Fund

     Some transactions which the Income Fund may enter into, including many Strategic Transactions, require that the Income Fund segregate liquid high grade debt assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. Transactions which require segregation include reverse repurchase agreements, dollar rolls, undertakings by the Fund to purchase when-issued securities, the Fund's sales of put or call options, the Fund's sales of futures contracts, currency hedging transactions (including forward currency contracts, currency futures and currency swaps) and swaps, floors and collars to the extent of the Fund's uncovered obligation under the transaction. In general, the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or an amount of cash or liquid high grade debt securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities without additional consideration or to segregate liquid high-grade assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid high grade debt assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate liquid, high grade assets equal to the exercise price.

     Except when the Income Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations, or to segregate liquid high grade debt assets equal to the amount of the Fund's obligation.

     OTC options entered into by the Income Fund, including those on securities, currency, financial instruments or indices, OCC issued and exchange listed index options, swaps, caps, floors and collars will generally provide for cash settlement. As a result, with respect to these instruments the Fund will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a put, or the in-the-money amount in the case of a call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. Other OCC issued and exchange listed options sold by the Fund, other than those above, generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, if any, will be treated the same as other options settling with physical delivery.

     In the case of a futures contract or an option thereon, the Income Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, or high grade liquid debt instruments.

     With respect to swaps, the Income Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Income Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required. If it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

     The Income Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company. See "Taxes."

Foreign Securities - Income Fund

     The Income Fund may invest in securities of foreign issuers. Investing in foreign issuers involves certain special considerations, including those set forth below, which are not typically associated with investing in United States issuers. As foreign companies are not generally subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than a domestic company. Volume and liquidity in most foreign bond markets is less than in the United States and, at times, volatility of price can be greater than in the United States. There is generally less government supervision and regulation of brokers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Securities issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions, may or may not be supported by the full faith and credit and taxing power of the foreign government. The Income Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertability and repatriation of assets. Further, it may be more difficult for the Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect United States investments in those countries, and it may be more difficult to obtain and enforce a judgment against a foreign issuer. Foreign securities may be subject to foreign government taxes which will reduce the yield on such securities.

VALUE FUND

     The following discussion supplements the disclosures in the Prospectus respecting Value Fund's investment policies, techniques and investment limitations.

Illiquid Investments - Value Fund

     Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Trustees, TMC determines the liquidity of the Fund's investments and, through reports from TMC, the Trustees monitor investments in illiquid instruments. In determining the liquidity of the Fund's investments, TMC may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or lender features), and (5) the nature of the market place for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment).

     Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage-backed securities. Also TMC may determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, emerging market securities, and swap agreements to be illiquid. However, with respect to over-the-counter options the Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund any have to close out the option before expiration.

     In the absence of market quotations, illiquid investments are priced at fair value as determined utilizing procedures and methods reviewed by the Trustees. If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Restricted Securities - Value Fund

     Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the Fund could be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it is permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.
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Swap Agreements - Value Fund

     Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund's exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The Fund is not limited to any particular form of swap agreement if TMC determines it is consistent with the Fund's investment objective and policies.

     Although swaps can take a variety of forms, typically one party pays fixed and receives floating rate payments and the other party receives fixed and pays floating payments. An interest rate cap is an agreement between two parties over a specified period of time where one party makes payments to the other party equal to the difference between the current level of an interest rate index and the level of the cap, if the specified interest rate index increases above the level of the cap. An interest rate floor is similar except the payments are the difference between the current level of an interest rate index and the level of the floor, if the specified interest rate index decreases below the level of the floor. An interest rate collar is the simultaneous execution of a cap and floor agreement on a particular interest rate index. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. Purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.
A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's credit worthiness declined, the value of the swap agreement would be likely to decline, potentially resulting in losses. The Fund expects to be able to eliminate its exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

     The Fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

Indexed Securities - Value Fund

     The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.
 Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increases, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

     The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than their underlying instruments.

Repurchase Agreements - Value Fund

     In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Fund may engage in a repurchase agreements with respect to any security in which it is authorized to invest.

     The Fund may enter into these arrangements with member banks of the Federal Reserve System or any domestic broker-dealer if the creditworthiness of the bank or broker-dealer has been determined by TMC to be satisfactory. These transactions may not provide the Fund with collateral marked-to-market during the term of the commitment.

     A repurchase agreement, which provides a means for the Fund to earn income on funds for periods as short as overnight, is an arrangement under which the Fund purchases a security and the seller agrees, at the time of the sale, to repurchase the security at a specified time and price. The repurchase price may be higher than the purchase price, the difference being interest at a stated rate due to the Fund together with the repurchase price on repurchase.

     For purposes of the Investment Company Act of 1940, a repurchase agreement is deemed to be a loan from the Fund to the seller of the security subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the security purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in the price of the underlying security. If the court characterized the transaction as a loan and the Fund has not perfected a security interest in the underlying security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of principal and income involved in the transaction.
 As with any unsecured debt obligation purchased for the Fund, TMC seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

Reverse Repurchase Agreements - Value Fund

     In a reverse repurchase agreement , the Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by TMC. Such transactions may increase fluctuations in the market value of the Fund's assets and may be viewed as a form of leverage.

Securities Lending - Value Fund

     The Fund may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by TMC to be of good standing. Furthermore, they will only be made if, in TMC's judgment, the consideration to be earned from such loans would justify the risk.

     TMC understands that it is the current view of the SEC Staff that the Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral;
 (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

     Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

Lower-Quality Debt Securities - Value Fund

     The Fund may purchase lower-quality debt securities (those rated below Baa by Moody's Investors Service, Inc. or BBB by Standard and Poor's Corporation, and unrated securities judged by TMC to be of equivalent quality) that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

     While the market for high-yield corporate debt securities has been in existence for may years and has weathered previous economic downturns, the 1980's brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructuring. Past experience may not provide an accurate indication of the future performance of the high-yield bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of lower-quality securities that defaulted rose significantly above prior levels, although the default rate decreased in 1992 and 1993.

     The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt securities will be valued in accordance with procedures established by the Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-quality debt securities and the Fund's ability to sell these securities. Since the risk of default is higher for lower-quality debt securities, TMC's research and credit analysis are an especially important part of managing securities of this type held by the Fund. In considering investments for the Fund, TMC will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. TMC's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

     The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

Foreign Investments - Value Fund

     Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that TMC will be able to anticipate these potential events or counter their effects.

     The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

     The Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     American Depository Receipts and European Depository Receipts (ADR's and EDR's) are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADR's and EDR's are alternatives to the purchase of the underlying securities in their national markets and currencies.

Foreign Currency Transactions - Value Fund

     The Fund may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. The Fund will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.
The Fund may use currency forward contracts for any purpose consistent with its investment objective. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Fund. The Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes. When the Fund agrees to buy or sell a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Fund may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by TMC.

     The Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge, " would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling for example, by entering into a forward contract to sell Deutschemarks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     The Fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. For example, if the Fund held investments denominated in deutschemarks, the Fund could enter into forward contracts to sell deutschemarks and purchase Swiss francs. This type of strategy, sometimes known as a "cross hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the Fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

     Successful use of currency management strategies will depend on TMC's skill in analyzing and predicting currency values. Currency management strategies may substantially change the Fund's investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as TMC anticipates. For example, if a currency's value rose at a time when TMC had hedged the Fund by selling that currency in exchange for dollars, the Fund would be unable to participate in the currency's appreciation. If TMC hedges currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if TMC increases the Fund's exposure to a foreign currency, and that currency's value declines, the Fund will realize a loss. There is no assurance that TMC's use of currency management strategies will be advantageous to the Fund or that it will hedge at an appropriate time.

Limitations on Futures and Options Transactions - Value Fund

     The Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

     The above limitations on the Fund's investments in futures contracts and options, and the Fund's policies regarding futures contracts and options discussed elsewhere in this statement of Additional Information, are not fundamental policies and may be changed as regulatory agencies permit.

Real Estate-Related Instruments - Value Fund

     Real Estate-Related Instruments include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, over building, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

Futures Contracts - Value Fund

     When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available. The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures Margin Payments - Value Fund

     The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If either party's position declines, that party will be required to make additional

"variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

Purchasing Put and Call Options - Value Fund

     By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

     The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options - Value Fund

     When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund will be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

     If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received.
 If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline. Writing a call option obligates the Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline.

     At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Combined Positions - Value Fund

     The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes - Value Fund

     Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments. Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Liquidity of Options and Futures Contracts - Value Fund

     There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

OTC Options - Value Fund

     Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. The staff of the SEC currently takes the position that OTC options are illiquid, and investments by the Fund in those instruments are subject to the Fund's limitation on investing no more than 10% of its assets in illiquid instruments.

Option and Futures Relating to Foreign Currencies - Value Fund

     Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

     The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. The Fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments exactly over time.

Asset Coverage for Futures and Options Positions - Value Fund

     The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of large percentage of the Fund's assets could impede Fund management or the Fund's ability to meet redemption requests or other current obligations.

Short Sales - Value Fund

     The Fund may enter into short sales with respect to stocks underlying its convertible security holdings. For example, if TMC anticipates a decline in the price of the stock underlying a convertible security the Fund holds, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. The Fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances. When the Fund enters into a short sale, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to continue to hold them while the short sale is outstanding. The Fund will incur transaction costs, including interest expense, in connection with opening, maintaining , and closing short sales.


                          INVESTMENT LIMITATIONS

    Investment Limitations - Limited Term National Fund and
                             Limited Term California Fund

     Thornburg Limited Term Municipal Fund, Inc. has adopted the following fundamental investment policies applicable to each of Limited Term National Fund and Limited Term California Fund which may not be changed unless approved by a majority of the outstanding shares of each Fund. No Fund may:

     (1) Invest in securities other than Municipal Obligations (including participations therein) and temporary investments within the percentage limitations specified in the Prospectus under the caption "Investment Objective and Policies";

     (2) Purchase any security if, as a result, more than 5% of its total assets would be invested in securities of any one issuer, excluding obligations of, or guaranteed by, the United States government, its agencies, instrumentalities and authorities;

     (3) Borrow money, except for temporary or emergency purposes and not for investment purposes, and then only in an amount not exceeding 5% of the value of the Fund's total assets at the time of borrowing;

     (4) Pledge, mortgage or hypothecate its assets, except to secure borrowings permitted by subparagraph (3) above;

     (5) Issue senior securities as defined in the Investment Company Act of 1940, except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; or (c) borrowing money in accordance with the restrictions described above;

     (6) Underwrite any issue of securities, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

     (7) Purchase or sell real estate and real estate mortgage loans, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein;

     (8) Purchase or sell commodities or commodity futures contracts or oil, gas or other mineral exploration or development programs;

     (9) Make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objective, policies and limitations;

     (10) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions;

     (11) Write or purchase puts, calls, straddles, spreads or other combinations thereof, except to the extent that securities subject to a demand obligation or to a remarketing agreement may be purchased as set forth in the Prospectus or this Statement of Additional Information;

     (12) Invest more than 5% of its total assets in securities of unseasoned issuers which, together with their predecessors, have been in operation for less than three years excluding (i) obligations of, or guaranteed by, the United States government, its agencies, instrumentalities and authorities and (ii) obligations secured by the pledge of the faith, credit and taxing power of any entity authorized to issue Municipal Obligations;

     (13) Invest more than 5% of its total assets in securities which the Fund is restricted from selling to the public without registration under the Securities Act of 1933;

     (14) Purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of any such issuer to be held by the Fund;

     (15) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets;

     (16) Purchase securities (other than securities of the United States government, its agencies, instrumentalities and authorities) if, as a result, more than 25% of the Fund's total assets would be invested in any one industry; or

     (17) Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund's knowledge, those officers and directors of the Fund, or those officers and directors of TMC, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

     For the purpose of applying the limitations set forth in paragraphs (2) and (12) above, an issuer shall be deemed a separate issuer when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a nongovernmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user would be deemed to be the sole issuer. Where a security is also guaranteed by the enforceable obligation of another entity it shall also be included in the computation of securities owned that are issued by such other entity. In addition, for purposes of paragraph (2) above, a remarketing party entering into a remarketing agreement with a Fund as described in the Prospectus or this Statement of Additional Information shall not be deemed an "issuer" of a security or a "guarantor" of a Municipal Lease subject to that agreement.

     Neither of these Funds will purchase securities if, as a result, more than 25% of the Fund's total assets would be invested in any one industry. However, this restriction will not apply to purchases of (i) securities of the United States government and its agencies, instrumentalities and authorities, or (ii) tax exempt securities issued by different governments, agencies, or political subdivisions, because these issuers are not considered to be members of any one industry.

     With respect to temporary investments, in addition to the foregoing limitations, a Fund will not enter into a repurchase agreement if, as a result thereof, more than 5% of its net assets would be subject to repurchase agreements.

     Although each of these Funds has the right to pledge, mortgage or hypothecate its assets in order to comply with certain state statutes on investment restrictions, a Fund will not, as a matter of operating policy (which policy may be changed by the Board of Directors without shareholder approval), pledge, mortgage or hypothecate its portfolio securities to the extent that at any time the percentage of pledged securities will exceed 10%of its total assets.

     In the event the Limited Term National Fund or the Limited Term California Fund acquires disposable assets as a result of the exercise of a security interest relating to Municipal Obligations, the Fund will dispose of such assets as promptly as possible.

Investment Limitations - Intermediate National Fund

     Thornburg Investment Trust has adopted the following fundamental investment policies respecting the Intermediate National Fund which may not be changed unless approved by a majority of the outstanding shares of the Fund.

     The Intermediate National Fund may not:

     (1) Invest in securities other than Municipal Obligations (including participations therein) and temporary investments within the percentage limitations specified in the Prospectus under the caption "Investment Objective and Policies";

     (2) The Intermediate National Fund may not purchase any security if, as a result, more than 5% of its total assets would be invested in securities of any one issuer, excluding obligations of, or guaranteed by, the United States government, its agencies, instrumentalities and authorities;

     (3) Borrow money, except for temporary or emergency purposes and not for investment purposes, and then only in an amount not exceeding 5% of the value of the Fund's total assets at the time of borrowing;

     (4) Pledge, mortgage or hypothecate its assets, except to secure borrowings permitted by subparagraph (3) above;

     (5) Issue senior securities as defined in the Investment Company Act of 1940, except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; or (c) borrowing money in accordance with the restrictions described above;

     (6) Underwrite any issue of securities, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

     (7) Purchase or sell real estate and real estate mortgage loans, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein;

     (8) Purchase or sell commodities or commodity futures contracts or oil, gas or other mineral exploration or development programs;

     (9) Make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objectives, policies and limitations;

     (10) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions;

     (11) Write or purchase puts, calls, straddles, spreads or other combinations thereof, except to the extent that securities subject to a demand obligation or to a remarketing agreement may be purchased as set forth in the Prospectus;

     (12) Invest more than 5% of its total assets in securities of unseasoned issuers which, together with their predecessors, have been in operation for less than three years excluding (i) obligations of, or guaranteed by, the United States government, its agencies, instrumentalities and authorities and
(ii) obligations secured by the pledge of the faith, credit and taxing power of any entity authorized to issue Municipal Obligations;

     (13) Invest more than 5% of its total assets in securities which the Fund is restricted from selling to the public without registration under the Securities Act of 1933;

     (14) Purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of any such issuer to be held by the Fund;

     (15) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets;

     (16) Purchase securities (other than securities of the United States government, its agencies, instrumentalities and authorities) if, as a result, more than 25% of the Fund's total assets would be invested in any one industry;

     (17) Purchase or retain the securities of any issuer other than the securities issued by the Fund itself if, to the Fund's knowledge, those officers and trustees of the Fund, or those officers and directors of TMC, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities; or

     (18) Purchase the securities of any issuer if as a result more than 10% of the value of the Fund's net assets would be invested in restricted securities, unmarketable securities and other illiquid securities (including repurchase agreements of more than seven days maturity and other securities which are not readily marketable).

     For the purpose of applying the limitations set forth in paragraphs (2) and (12) above, an issuer shall be deemed a separate issuer when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a nongovernmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. Where a security is also guaranteed by the enforceable obligation of another entity it shall also be included in the computation of securities owned that are issued by such other entity. In addition, for purposes of paragraph (2) above, a remarketing party entering into a remarketing agreement with the Fund as described in the Prospectus or in this Statement of Additional Information shall not be deemed an "issuer" of a security or a "guarantor" pursuant to the agreement.

     With respect to temporary investments, in addition to the foregoing limitations the Intermediate National Fund will not enter into a repurchase agreement if, as a result thereof, more than 5% of its net assets would be subject to repurchase agreements.

     Although the Fund has the right to pledge, mortgage or hypothecate its assets, in order to comply with certain state statutes on investment restrictions, the Fund will not, as a matter of operating policy (which policy may be changed by its Trustees without shareholder approval), pledge, mortgage or hypothecate its portfolio securities to the extent that at any time the percentage of pledged securities will exceed 10% of its total assets.

     In the event the Fund acquires disposable assets as a result of the exercise of a security interest relating to Municipal Obligations, it will dispose of such assets as promptly as possible.

Investment Limitations - Government Fund

     As a matter of fundamental investment policy, the Government Fund will not:

     (1) Invest more than 20% of the Fund's total assets in securities other than obligations issued or guaranteed by the United States Government or its agencies, instrumentalities and authorities, or in participations in such obligations or repurchase agreements secured by such obligations, generally described (but not limited) under the heading "Types of Obligations the Fund May Acquire", and then only in the nongovernmental obligations described in the Prospectus;

     (2) Purchase any security if, as a result, more than 5% of its total assets would be invested in securities of any one issuer, excluding obligations of, or guaranteed by, the United States government, its agencies, instrumentalities and authorities;

     (3) Borrow money, except (a) as a temporary measure, and then only in amounts not exceeding 5% of the value of the Fund's total assets or (b) from banks, provided that immediately after any such borrowing all borrowings of the Fund do not exceed 10% of the Fund's total assets. The exceptions to this restriction are not for investment leverage purposes but are solely for extraordinary or emergency purchases or to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments is deemed to be disadvantageous. The Fund will not purchase securities while borrowings are outstanding. For purposes of this restriction (i) the security arrangements described in restriction (4) below will not be considered as borrowing money, and (ii) reverse repurchase agreements will be considered as borrowing money;

     (4) Mortgage, pledge or hypothecate any assets except to secure permitted borrowings. Arrangements to segregate assets with the Fund's custodian with respect to when-issued and delayed delivery transactions, and reverse repurchase agreements, and deposits made in connection with futures contracts, will not be considered a mortgage, pledge or hypothecation of assets;

     (5) Underwrite any issue of securities, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under federal securities laws;

     (6) Purchase or sell real estate and real estate mortgage loans, but this shall not prevent the Fund from investing in obligations of the U.S. Government or its agencies, relating to real estate mortgages as described generally in the Prospectus;

     (7) Purchase or sell commodities or commodity futures contracts or oil, gas or other mineral exploration or development programs. Investment in futures contracts respecting securities and in options on these futures contracts will not be considered investment in commodity futures contracts;

     (8) Make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objectives and policies; (b) repurchase agreements with banks, brokers, dealers and other financial institutions; and
(c) loans of securities;

     (9) Purchase any security on margin, except for such short-term credits as are necessary for the clearance of transactions. For purposes of this restriction, the Fund's entry into futures contracts will not be considered the purchase of securities on margin;

     (10) Make short sales of securities;

     (11) Invest more than 5% of its total assets in securities of unseasoned issuers which, together with their predecessors, have been in operation for less than three years excluding obligations of, or guaranteed by, the United States government, its agencies, instrumentalities and authorities;

     (12) Invest more than 5% of its total assets in securities which the Fund is restricted from selling to the public without registration under the Securities Act of 1933. The Fund has no present intention to purchase any such restricted securities;

     (13) Purchase securities of any issuer if the purchase at the time thereof would cause more than 10% of the voting securities or more than 10% of any class of securities of any such issuer to be held by the Fund;

     (14) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets;

     (15) Purchase securities (other than securities of the United States government, its agencies, instrumentalities and authorities) if, as a result, more than 25% of the Fund's total assets would be invested in any one industry;

     (16) Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund's knowledge, those officers and Trustees of the Fund, or those officers and directors of TMC, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities;

    (17) Enter into any reverse repurchase agreement if, as a result thereof, more than 5% of its total assets would be subject to its obligations under reverse purchase agreements at any time;

     (18) Purchase or sell any futures contract if, as a result thereof, the sum of the amount of margin deposits on the Fund's existing futures positions and the amount of premiums paid for related options would exceed 5% of the Fund's total assets;

     (19) Purchase any put or call option not related to a futures contract;

     (20) Purchase the securities of any issuer if as a result more than 10% of the value of the Fund's net assets would be invested in securities which are considered illiquid because they are subject to legal or contractual restrictions on resale ("restricted securities") or because no market quotations are readily available; or enter into a repurchase agreement maturing in more than seven days, if as a result such repurchase agreements together with restricted securities and securities for which there are no readily available market quotations would constitute more than 10% of the Fund's net assets; or

     (21) Issue senior securities, as defined under the Investment Company Act of 1940, except that the Fund may enter into repurchase agreements and reverse repurchase agreements, lend its portfolio securities, borrow, and enter into when-issued and delayed delivery transactions as described in the Prospectus or this Statement of Additional Information and as limited by the foregoing investment limitations.

     Whenever an investment policy or restriction states a minimum or maximum percentage of the Government Fund's assets which may be invested in any security or other assets, it is intended that the minimum or maximum percentage limitations will be determined immediately after and as a result of the Fund's acquisition of the security or asset. Accordingly, any later increase or decrease in the relative percentage of value represented by the asset or security resulting from changes in asset values will not be considered a violation of these restrictions.

     Although the Government Fund has the right to pledge, mortgage or hypothecate its assets subject to the restrictions described above, in order to comply with certain state statutes on investment restrictions, the Fund will not, as a matter of operating policy (which policy may be changed by the Trustees without shareholder approval), mortgage, pledge or hypothecate its portfolio securities to the extent that at any time the percentage of pledged securities will exceed 10% of its total assets.

Investment Limitations - Income Fund

     As a matter of fundamental policy, the Income Fund may not:

     (1) with respect to 75% of its total assets taken at market value, purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies;

     (2) borrow money, except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements; provided that the Fund maintains asset coverage of 300% for all borrowings;

     (3) purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate or mortgages, and (ii) securities secured by real estate or interests therein and that the Fund reserves freedom of action to hold and sell real estate acquired as a result of the Fund's ownership of securities) or purchase or sell physical commodities or contracts relating to physical commodities;

     (4) act as underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund;

     (5) make loans to any other person, except (a) loans of portfolio securities, and (b) to the extent that the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objectives and investment policies may be deemed to be loans;

     (6) issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except for shares of the separate classes of a fund or series of the Trust provided that collateral arrangements with respect to currency-related contracts, futures contracts, options, or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction;

     (7) purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities (for the purposes of this restriction, telephone companies are considered to be in a separate industry from gas and electric public utilities, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents).

     As a matter of non-fundamental policy the Income Fund may not:

     (a) purchase or retain securities of any open-end investment company, or securities of any closed-end investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchases, or except when such purchase, though not made in the open market, is part of a plan of merger, consolidation, reorganization or acquisition of assets. The Fund will not acquire any security issued by another investment company ( the "acquired company") if the Fund thereby would own (i) more than 3% of the total outstanding voting securities of the acquired company, or (ii) securities issued by the acquired company having an aggregate value exceeding 5% of the Fund's total assets, or (iii) securities issued by investment companies having an aggregate value exceeding 10% of the Fund's total assets;

     (b) pledge, mortgage or hypothecate its assets in excess, together with permitted borrowings, of 1/3 of its total assets;

     (c) purchase or retain securities of an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund or a member, officer, director or trustee of the investment adviser of the Fund if one or more of such individuals owns beneficially more than one-half of one percent (1/2%) of the outstanding shares or securities or both (taken at market value) of such issuer and such shares or securities together own beneficially more than 5% of such shares or securities or both;

     (d) purchase securities on margin or make short sales, unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except in connection with arbitrage transactions, and except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

     (e) invest more than 15% of its net assets in the aggregate in securities which are not readily marketable, the disposition of which is restricted under Federal securities laws, and in repurchase agreements not terminable within 7 days provided the Fund will not invest more than 5% of its total assets in restricted securities;

     (f) purchase securities of any issuers with a record of less than three years of continuous operations, including predecessors, except U.S. government securities, securities of such issuers which are rated by at least one nationally recognized statistical rating organization, municipal obligations and obligations issued or guaranteed by any foreign government or its agencies or instrumentalities, if such purchase would cause the investments of the Fund in all such issuers to exceed 5% of the total assets of the Fund taken at market value;

     (g) purchase more than 10% of the voting securities of any one issuer, except securities issued by the U.S. Government, its agencies or instrumentalities;

     (h) buy options on securities or financial instruments, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its net assets; or sell put options in securities if, as a result, the aggregate value of the obligations underlying such put options (together with other assets then segregated to cover the Fund's potential obligations under its hedging, duration management, risk management and other Strategic Transactions other than those with respect to futures and options thereon) would exceed 50% of the Fund's net assets;

     (i) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to all futures contracts entered into on behalf of the Fund and the premiums paid for options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

     (j) invest in oil, gas or other mineral leases, or exploration or development programs (although it may invest in issuers which own or invest in such interests);

     (k) borrow money except as a temporary measure, and then not in excess of 5% of its total assets (taken at market value) unless the borrowing is from banks, in which case the percentage limitation is 10%; reverse repurchase agreements and dollar rolls will be considered borrowings for this purpose, and will be further subject to total asset coverage of 300% for such agreements;

     (l) purchase warrants if as a result warrants taken at the lower of cost or market value would represent more than 5% of the value of the Fund's total net assets or more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchanges or on an exchange with comparable listing requirements (for this purpose, warrants attached to securities will be deemed to have no value); or

     (m) make securities loans if the value of such securities loaned exceeds 30% of the value of the Fund's total assets at the time any loan is made; all loans of portfolio securities will be fully collateralized and marked to market daily. The Fund has no current intention of making loans of portfolio securities that would amount to greater than 5% of the Fund's total assets;

     (n)  purchase or sell real estate limited partnership interests.

Restrictions with respect to repurchase agreements shall be construed to be for repurchase agreements entered into for the investment of available cash consistent with the Income Fund's repurchase agreement procedures, not repurchase commitments entered into for general investment purposes.

Investment Limitations - Value Fund

     The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, that percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

     The Fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the Fund. THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:

     (1) with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result,
(a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

     (2) issue senior securities, except as permitted under the Investment Company Act of 1940;

     (3) borrow money, except for temporary or emergency purposes or except in connection with reverse repurchase agreements; in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

     (4) underwrite any issue of securities (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

     (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

     (6) purchase or sell real estate unless acquired as a result or ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

     (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

     (8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL:

     (i) The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (ii) The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

     (iii) The Fund may borrow money only (a) from a bank or (b) by engaging in reverse repurchase agreements with any party. The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

     (iv) The Fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

     (v) The Fund does not currently intend to purchase interests in real estate investment trusts that are not readily marketable or interests in real estate limited partnerships that are not listed on an exchange or traded on the NASDAQ National Market System if, as a result, the sum of such interests and other investments considered illiquid under the limitation in the preceding paragraph would exceed the Fund's limitations on investments in illiquid securities.

     (vi) The Fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.

     (vii) The Fund does not currently intend to purchase the securities of any issuer (other than securities issue or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

     (viii) The Fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the Fund's net assets. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock exchange. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.

     (ix) The Fund does not currently intend to invest in oil, gas or other mineral exploration or development programs or leases.

     (x) The Fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of TMC who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.

For the Fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" beginning on page 39.

                       YIELD AND RETURN COMPUTATION

Performance and Portfolio Information - Municipal Funds and Taxable Income
Funds

     The yield and return of a Fund or any Fund class may, from time to time, be quoted in reports, sales literature and advertisements published by the Fund, the Distributor, or investment dealers offering the Fund. Any such quotation must include a standardized calculation which computes yield for a 30-day or one month period by dividing net investment income per share during the period by the maximum offering price on the last day of the period. The standardized calculation will include the effect of semiannual compounding and will reflect amortization of premiums for those bonds which have a market value in excess of par. New schedules based on market value will be computed each month for amortizing premiums. With respect to mortgage-backed securities or other receivables-backed obligations, the Fund will amortize the discount or premium on the outstanding principal balance, based upon the cost of the security, over the remaining term of the security. Gains or losses attributable to actual monthly paydowns on mortgage-backed obligations will be reflected as increases or decreases to interest income during the period when such gains or losses are realized. Provided that any such quotation is also accompanied by the standardized calculation referred to above, a Fund may also quote non-standardized performance data for a specified period by dividing the net investment income per share for that period by either the Fund's average public offering price per share for that same period or the offering price per share on the first or last day of the period, and multiplying the result by 365 divided by the number of days in the specified period. For purposes of this non-standardized calculation, net investment income will include accrued interest income plus or minus any amortized purchase discount or premium less all accrued expenses. The primary differences between the results obtained using the standardized performance measure and any non-standardized performance measure will be caused by the following factors: (1) The non-standardized calculation may cover periods other than the 30-day or one month period required by the standardized calculation; (2) The non-standardized calculation may reflect amortization of premium based upon historical cost rather than market value;
(3) The non-standardized calculation may reflect the average offering price per share for the period or the beginning offering price per share for the period, whereas the standardized calculation always will reflect the maximum offering price per share on the last day of the period; (4) The non-standardized calculation may reflect an offering price per share other than the maximum offering price, provided that any time the Fund's return is quoted in reports, sales literature or advertisements using a public offering price which is less than the Fund's maximum public offering price, the return computed by using the Fund's maximum public offering price also will be quoted in the same piece; (5) The non-standardized return quotation may include the effective return obtained by compounding the monthly dividends.

     Any performance quotation also must include average annual total return quotation for the one, 5 and 10 year period ended on the date of the most recent balance sheet included in the registration statement, computed by finding the average annual compounded rates of return over such periods that would equate the initial amount invested at the maximum public offering price to the ending redeemable value. To the extent that a Fund has been in operation less than one, 5 or 10 years, the time period during which the Fund has been in operation will be substituted for any one, 5 or 10 year period for which a total return quotation is not obtainable.

     Any quoted performance should not be considered a representation of the performance in the future since the performance is not fixed. Actual performance will depend not only the type, quality and maturities of the investments held by the Fund and changes in interest rates on such investments, but also on changes in the Fund's expenses during the period. In addition, a change in the Fund's net asset value will affect its performance.

     From time to time, in advertisements and other types of literature, the performance of the Municipal Funds or the Taxable Income Funds may be compared to other groups of mutual funds. This comparative performance may be expressed as a ranking prepared by Lipper Analytical Services, Inc. or other widely recognized independent services which monitor the performance of mutual funds. These performance analyses ordinarily will include the reinvestment of dividends and capital gains distributions, but do not take sales charges into consideration and are prepared without regard to tax consequences. Performance rankings and ratings reported periodically in national financial publications such as MONEY magazine, FORBES and BARRON's also may be used.

     A Municipal Fund or a Taxable Income Fund also may illustrate performance or the characteristics of its investment portfolio through graphs, tabular data or other displays which describe (i) the average portfolio maturity of the Fund's portfolio securities relative to the maturities of other investments, (ii) the relationship of yield and maturity of the Fund to the yield and maturity of other investments (either as a comparison or through use of standard bench marks or indices such as the Treasury yield curve), (iii) changes in the Fund's share price or net asset value in some cases relative to changes in the value of other investments, and (iv) the relationship over time of changes in the Fund's (or other investments') net asset value or price and the Fund's (or other investments') investment return.

     Yield and return information may be used in reviewing the performance of a Fund's investments and for providing a basis for comparison with other investment alternatives. However, each Fund's return fluctuates, unlike certain bank deposits or other investments which pay a fixed return for a stated period of time.

Performance and Portfolio Information - Value Fund

     The Fund may quote performance in various ways. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns. The Fund's share price, yield, and total return fluctuate in response to market conditions and other factors, and the value of the Fund shares when redeemed may be more or less than their original cost.

     Yields for the Fund are computed by dividing the Fund's interest and dividend income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's offering price at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. In addition, the Fund may use the same method to obtain yields for 90-day or quarterly periods. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For the Fund's investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and are then converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one month period, whichever is earlier. Capital gains and losses generally are excluded from the calculation as are gains and losses from currency exchange rate fluctuations.

     Income calculated for the purposes of calculating the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, the Fund's yield may not equal its distribution rate, the income paid to a shareholder's account, or the income reported in the Fund's financial statements.

     Yield information may be useful in reviewing the Fund's performance and in providing a basis for comparison with other investment alternatives. However, the Fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.

     Investors should recognize that in periods of declining interest rates the Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Fund's holdings, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.

     Total returns quoted in advertising reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value (NAV) over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the Fund's performance is not constant over time, but changes from year to year, and the average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund. In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis and may be quoted with or without taking the Fund's maximum sales charge into account. Excluding the Fund's sales charge from a total return calculation produces a higher total return figure. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

     Charts and graphs using the Fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by the Fund and reflects all elements of its return. Unless otherwise indicated, the Fund's adjusted NAV's are not adjusted for sales charges, if any.

     The Fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV or total
return for a specified period.   A short-term moving average NAV is the
average of each day's adjusted closing NAV for a specified period. Moving average activity indicators combine adjusted closing NAV's from the last business day of each week with moving averages for a specified period the produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.

     The Fund commenced operations October 1, 1995. The Fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund ranking prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. In addition to the mutual fund rankings the Fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns from stock mutual funds. From time to time, the Fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Thornburg funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

     The Fund may be compared in advertising to Certificates of Deposit (CD's) or other investments issued by banks or other depository institutions.
 Mutual funds differ from bank investments in several respects. For example, while the Fund may offer greater liquidity or higher potential returns than CD's, the Fund does not guarantee a shareholder's principal or return, and Fund shares are not FDIC insured.

     TMC may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs bases on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of other Thornburg mutual funds.

     Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets.
 The performance of these capital markets is based on the returns of differed indices.

     The Value Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in the capital market may or may not correspond directly to those of the Fund. The Fund may also compare performance to that of other compilations or indices that may be developed and made available in the future, and advertising, sales literature and shareholder reports also may discuss aspects of periodic investment plans, dollar cost averaging and other techniques for investing to pay for education, retirement and other goals. In addition, the Fund may quote or reprint financial or business publications and periodicals, including model portfolios or allocations, as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques and the desirability of owning a particular mutual fund. The Fund may present its fund number, Quotron (trademark) number, and CUSIP number, and discuss or quote its current portfolio manager.

     The Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the Fund may compare these measures to those of other funds. Measures of volatility seek to compare the Fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, the Fund may also discuss or illustrate examples of interest rate sensitivity.

     Momentum Indicators show the Fund's price movements over specific periods of time. Each point on the momentum indicator represents the Fund's percentage change in price movements over that period. The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels. The Fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.

                  REPRESENTATIVE PERFORMANCE INFORMATION

Representative Performance Information - Limited Term National Fund (Institutional Class)

      THE FOLLOWING DATA FOR THE LIMITED TERM NATIONAL FUND REPRESENT PAST PERFORMANCE, AND THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Yield Computations

     Standardized Method of Computing Yield. The yield of the Limited Term National Fund Institutional Class shares for the one month period ended June 30, 1998, computed in accordance with the standardized calculation described above, was 4.03%. This method of computing yield does not take into account changes in net asset value.

     Non-standardized Method of Computing Yield. The Limited Term National Fund's nonstandardized yield, for Institutional Class shares computed in accordance with its non-standardized method for the 7-day period ended
June 30, 1998, was 4.75%. This nonstandardized method differs from the standardized method of computing yield in that the nonstandardized yield is computed for the 7-day period rather than a 30-day or one month period, the nonstandardized yield reflects amortization of premium based upon historical cost rather than market value, and the nonstandardized yield is computed by compounding dividends monthly rather than semiannually. This method of computing performance does not take into account changes in net asset value.


     Taxable Equivalent Yield. The Intermediate National Fund's taxable equivalent yield for Institutional Class shares, computed in accordance with the methods described above using a maximum federal tax rate of 39.6%, were as shown below for the indicated periods ending June 30, 1998:

                                                   Taxable
                                                  Equivalent
                                        Yield       Yield
                                        -----     ----------
     Standardized Method
          30 days ended 06/30/98        4.03%       6.67%

     Non-standardized Method
          7 days ended 06/30/98         4.75%       7.86%

     Non-standardized Method
          30 days ended 06/30/98        4.78%       7.91%

The nonstandardized method of computation differs from the standardized method in that the nonstandardized yield for the 7-day period is computed on a basis of seven days rather than the standard 30-day or one month period, the nonstandardized yield reflects amortization of premium based upon historical cost rather than market value, and the nonstandardized yield is computed by compounding dividends monthly rather than semiannually. The standardized and nonstandardized methods of computing yield and taxable equivalent yield do not take into account changes in net asset value.

     Average Annual Total Return. The Limited Term National Fund's Institutional Class total return figures are set forth below for the period shown ending June 30, 1998. Institutional Class shares were first offered on July 5, 1996. These total return figures assume reinvestment of all dividends at net asset value.

          1 Year    5 Years   10 Years  Since Inception
          ------    -------   --------  ---------------
           5.52%      N/A        N/A         6.01%


Representative Performance Information - Limited Term California Fund (Institutional Class)

     THE FOLLOWING DATA FOR THE LIMITED TERM CALIFORNIA FUND REPRESENT PAST PERFORMANCE, AND THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Yield Computations

     Standardized Method of Computing Yield. The yield of the Limited Term California Fund Institutional Class shares for the one month period ended June 30, 1998, computed in accordance with the standardized calculation described above, was 3.95%. This method of computing yield does not take into account changes in net asset value.

     Non-standardized Method of Computing Yield. The Limited Term California Fund's nonstandardized yield, for Institutional Class shares computed in accordance with its non-standardized method for the 7-day period ended
June 30, 1998, was 4.62%. This nonstandardized method differs from the standardized method of computing yield in that the nonstandardized yield is computed for the 7-day period rather than a 30-day or one month period, the nonstandardized yield reflects amortization of premium based upon historical cost rather than market value, and the nonstandardized yield is computed by compounding dividends monthly rather than semiannually. This method of computing performance does not take into account changes in net asset value.

     Taxable Equivalent Yield. The Limited Term California Fund's taxable equivalent yield for Institutional Class shares, computed in accordance with the methods described above using a maximum federal tax rate of 39.6% and a maximum California tax rate of 9.3%, were as shown below for the indicated periods ending June 30, 1998:

                                                   Taxable
                                                  Equivalent
                                        Yield       Yield
                                        -----     ----------
     Standardized Method
          30 days ended 06/30/98        3.95%       7.73%

     Non-standardized Method
          7 days ended 06/30/98         4.62%       9.04%

     Non-standardized Method
          30 days ended 06/30/98        4.62%       9.04%


The nonstandardized method of computation differs from the standardized method in that the nonstandardized yield for the 7-day period is computed on a basis of seven days rather than the standard 30-day or one month period, the nonstandardized yield reflects amortization of premium based upon historical cost rather than market value, and the nonstandardized yield is computed by compounding dividends monthly rather than semiannually. The standardized and nonstandardized methods of computing yield and taxable equivalent yield do not take into account changes in net asset value.

     Average Annual Total Return. The Limited Term California Fund's Institutional Class total return figures are set forth below for the period shown ending June 30, 1998. Institutional Class shares were first offered on April 1, 1997. These total return figures assume reinvestment of all dividends at net asset value.

          1 Year    5 Years   10 Years  Since Inception
          ------    -------   --------  ---------------
           5.93%      N/A        N/A         6.47%


Representative Performance Information - Intermediate National Fund (Institutional Class)

     THE FOLLOWING DATA FOR INTERMEDIATE NATIONAL FUND REPRESENT PAST PERFORMANCE, AND THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Yield Computations

     Standardized Method of Computing Yield. The yield of the Intermediate National Fund Institutional Class shares for the one month period ended March 31, 1998, computed in accordance with the standardized calculation described above, was 5.10%. This method of computing yield does not take into account changes in net asset value.

     Non-standardized Method of Computing Yield. The Intermediate National Fund's nonstandardized yield, for Institutional Class shares computed in accordance with its non-standardized method for the 7-day period ended
March 31, 1998, was _.__%. This non-standardized method differs from the standardized method of computing yield in that the nonstandardized yield is computed for the 7-day period rather than a 30-day or one month period, the nonstandardized yield reflects amortization of premium based upon historical cost rather than market value, and the nonstandardized yield is computed by compounding dividends monthly rather than semiannually. This method of computing performance does not take into account changes in net asset value.


     Taxable Equivalent Yield. The Intermediate National Fund's taxable equivalent yield for Institutional Class shares, computed in accordance with the methods described above using a maximum federal tax rate of 39.6%, were as shown below for the indicated periods ending March 31, 1998:

                                                   Taxable
                                                  Equivalent
                                        Yield       Yield
                                        -----     ----------
     Standardized Method
          30 days ended 03/31/98        4.35%       7.20%

     Non-standardized Method
          7 days ended 03/31/98         5.10%       8.44%

     Non-standardized Method
          30 days ended 03/31/98        5.01%       8.29%


The nonstandardized method of computation differs from the standardized method in that the nonstandardized yield for the 7-day period is computed on a basis of seven days rather than the standard 30-day or one month period, the nonstandardized yield reflects amortization of premium based upon historical cost rather than market value, and the nonstandardized yield is computed by compounding dividends monthly rather than semiannually. The standardized and nonstandardized methods of computing yield and taxable equivalent yield do not take into account changes in net asset value.

     Average Annual Total Return. The Intermediate National Fund's Institutional Class total return figures are set forth below for the period shown ending March 31, 1998. Institutional Class shares were first offered on July 5, 1996. These total return figures assume reinvestment of all dividends at net asset value.

          1 Year    5 Years   10 Years  Since Inception
          ------    -------   --------  ---------------
           8.34%      N/A        N/A         7.85%

Representative Performance Information - Government Fund
(Institutional Class)

     THE FOLLOWING DATA FOR THE GOVERNMENT FUND REPRESENT PAST PERFORMANCE, AND THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Yield Computations

     Standardized Method of Computing Yield. The Government Fund's yield for Institutional Class shares, computed for the one-month period ended March 31, 1998 in accordance with the standardized calculation described above, was 6.15%. This method of computing yield does not take into account changes in net asset value.

     Non-standardized Method of Computing Yield. The Government Fund's yield for Institutional Class shares, computed for the 7-day period ended March 31, 1998 in accordance with a non-standardized method, was 5.95%. This non-standardized method of computation differs from the standardized method of computing yield in that the non-standardized yield is computed for a 7-day period rather than a 30-day or one-month period, the non-standardized yield reflects amortization of premium based upon historical cost rather than market value, and the non-standardized yield is computed by compounding dividends monthly rather than semiannually. This method of computing performance does not take into account changes in net asset value.

     Average Annual Total Return. The Government Fund's total returns for Institutional Class shares, computed in accordance with the total return calculation described above, are displayed in the table below for the periods shown ending March 31, 1998. The Government Fund commenced sales of Institutional Class shares on July 5, 1996. "Total return," unlike the standardized yield and non-standardized yield figures shown above, takes into account changes in net asset value over the described periods. These data assume reinvestment of all dividends at net asset value.

          1 Year    5 Years   10 Years  Since Inception
          ------    -------   --------  ---------------
           8.43%      N/A        N/A     7.68% (7/5/96)

Total return figures are average annual total returns for the periods shown.

Representative Performance Information - Income Fund
(Institutional Class)

     THE FOLLOWING DATA FOR THE INCOME FUND REPRESENT PAST PERFORMANCE, AND THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Yield Computations

     Standardized Method of Computing Yield. The Income Fund's yield for Institutional Class shares, computed for the one-month period ended March 31, 1998 in accordance with the standardized calculation described above, was 5.82%. This method of computing yield does not take into account changes in net asset value.

     Non-standardized Method of Computing Yield. The Income Fund's yield for Institutional Class shares, computed for the 7-day period ended March 31, 1998 in accordance with a non-standardized method, was 5.95%. This non-standardized method of computation differs from the standardized method of computing yield in that the non-standardized yield is computed for a 7-day period rather than a 30-day or one month period, the non-standardized yield reflects amortization of premium based upon historical cost rather than market value, and the non-standardized yield is computed by compounding dividends monthly rather than semiannually. This method of computing performance does not take into account changes in net asset value.

     Average Annual Total Return. The Income Fund's total returns for Institutional Class shares, computed in accordance with the total return calculation described above, are displayed in the table below for the periods shown ending March 31, 1998. The Income Fund commenced sales of Institutional Class shares on July 5, 1996. "Total return," unlike the standardized yield and non-standardized yield figures shown above, takes into account changes in net asset value over the described periods. These data assume reinvestment of all dividends at net asset value.

          1 Year    5 Years   10 Years  Since Inception
          ------    -------   --------  ---------------
           8.16%      N/A        N/A     8.60% (7/5/96)

Total return figures are average annual total returns for the periods shown.



                                   TAXES

Federal Income Taxes - In General

     Each Fund has elected and intends to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

     If in any year a Fund fails to qualify for the treatment conferred by Subchapter M of the Code, the Fund would be taxed as a corporation on its income. Distributions to the shareholders would be treated as ordinary income to the extent of the Fund's earnings and profits, and would be treated as nontaxable returns of capital to the extent of the shareholders' respective bases in their shares. Further distributions would be treated as amounts received on a sale or exchange or property. Additionally, if in any year the Fund qualified as a regulated investment company but failed to distribute all of its net income, the Fund would be taxable on the undistributed portion of its net income. Although each Fund intends to distribute all of its net income currently, it could have undistributed net income if, for example, expenses of the Fund were reduced or disallowed on audit.

     The Code imposes a nondeductible 4% excise tax on regulated investment companies which do not distribute to shareholders by the end of each calendar year the sum of (i) 98% of the company's net ordinary income realized in the year, (ii) 98% of the company's net capital gain income for the 12-month period ending on October 31 of that year, and (iii) the excess of (A) the sum of the amounts in (i) and (ii) for the prior calendar year plus all amounts from earlier years which are not treated as having been distributed under this provision, over (B) actual distributions for the preceding calendar years. The effect of this excise tax will be to cause each Fund to distribute substantially all of its income during the calendar year in which the income is earned. Shareholders will be taxed on the full amount of the distribution declared by their Fund for each such year, including declared distributions not actually paid until January 31 of the next calendar year.

     Each shareholder will be notified annually by their Fund as to the amount and characterization of distributions paid to or reinvested by the shareholder for the preceding taxable year. The Fund may be required to withhold federal income tax at a rate of 31% from distributions otherwise payable to a shareholder if (i) the shareholder has failed to furnish the Fund with his taxpayer identification number, (ii) the Fund is notified that the shareholder's number is incorrect, (iii) the Internal Revenue Service notifies the Fund that the shareholder has failed properly to report certain income, or (iv) when required to do so, the shareholder fails to certify under penalty of perjury that he is not subject to this withholding.

     Effective for sales charges incurred after October 3, 1989 if the shareholder disposes of shares within 90 days after purchasing them, and later acquires shares for which the sales charge is eliminated or reduced pursuant to a reinvestment right, then the original sales charge to the extent of the reduction is not included in the basis of the shares sold for determining gain or loss. Instead, the reduction is included in determining the basis of the reinvested shares.

     Distributions by a Fund result in a reduction in the net asset value of the Fund's shares. Should distributions reduce the net asset value below a shareholder's cost basis, the distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

     If a Fund holds zero coupon securities or other securities which are issued at discount, a portion of the difference between the issue price and the face amount of zero coupon securities ("original issue discount") will be treated as ordinary income if the Fund holds securities with original issue discount each year, although no current payments will be received by the Fund with respect to that income. This original issue discount will comprise a part of that investment company taxable income of the Fund which must be distributed to shareholders in order to maintain its qualification as a regulated investment company and to avoid federal income tax on the Fund. Taxable shareholders of the Fund will be subject to income tax on original issue discount, whether or not they elect to receive their distributions in cash.

Federal Income Taxation - Municipal Funds

     The Municipal Funds each intend to satisfy conditions (including requirements as to the proportion of its assets invested in Municipal Obligations) which will enable each Fund to designate distributions from the interest income generated by its investments in Municipal Obligations, which are exempt from federal income tax when received by the Fund, as Exempt Interest Dividends. Shareholders receiving Exempt Interest Dividends will not be subject to federal income tax on the amount of those dividends, except to the extent the alternative minimum tax may apply. A Municipal Fund would be unable to make Exempt Interest Dividends if, at the close of any quarter of its taxable year, more than 50% of the value of the Fund's total assets consisted of assets other than Municipal Obligations. Additionally, if in any year the Fund qualified as a regulated investment company but failed to distribute all of its net income, the Fund would be taxable on the undistributed portion of its net income. Although each Fund intends to distribute all of its net income currently, it could have undistributed net income if, for example, expenses of the Fund were reduced or disallowed on audit.

     Under the Code, interest on indebtedness incurred or continued to purchase or carry shares is not deductible. Under rules issued by the Department of the Treasury for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares. Investors with questions regarding this issue should consult with their own tax advisers.

     Shares of a Municipal Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds (including any Municipal Lease that may be deemed to constitute an industrial development bond) or persons related to such "substantial users". Such persons should consult their own tax advisers before investing in shares.

     Distributions by each Municipal Fund of net interest income received from certain temporary investments (such as certificates of deposit, commercial paper and obligations of the United States government, its agencies, instrumentalities and authorities), short-term capital gains realized by the Fund, if any, and realized amounts attributable to market discount on bonds, will be taxable to shareholders as ordinary income whether received in cash or additional shares. Distributions to shareholders will not qualify for the dividends received deduction for corporations.

     Any net long-term capital gains realized by a Municipal Fund, whether or not distributed in cash or reinvested in additional shares, must be treated as long-term capital gains by shareholders regardless of the length of time investors have held their shares. If a Fund should have net undistributed capital gain in any year, the Fund would pay the tax on such gains and each shareholder would be deemed, for federal tax purposes, to have paid his or her pro rata share of such tax.

     If a Fund has both tax-exempt and taxable interest, it will use the "actual earned method" for determining the designated percentage that is taxable income and designate the use of such method within 45 days after the end of the Fund's taxable year. Under this method the ratio of taxable income earned during the period for which a distribution was made to total income earned during the period determines the percentage of the distribution designated taxable. The percentages of income, if any, designated as taxable income will under this method vary from distribution to distribution.

     As is the case with other types of income, including other tax-exempt interest income, Exempt Interest Dividends received by an individual shareholder will be added to his or her "modified adjusted gross income" in determining what portion, if any, of the individual's Social Security benefits will be subject to federal income taxation. Shareholders are advised to consult their own tax advisers as to the effect of this treatment.

     The Code treats interest on certain Municipal Obligations which are private activity bonds under the code issued after August 7, 1986 (in certain cases, after September 1, 1986) as a preference item for purposes of the alternative minimum tax on individuals and corporations. Each Fund may purchase private activity bonds which are subject to treatment under the Code as a preference item for purposes of the alternative minimum tax on individuals and corporations, although the frequency and amounts of those purchases are uncertain. Some portion of Exempt Interest Dividends may, as a result of such purchases, be treated as a preference item for purposes of the alternative minimum tax on individuals and corporations. Shareholders are advised to consult their own tax advisers as to the extent and effect of such treatment.

     In addition, the Code provides that a portion of the adjusted current earnings of a corporation reported on its financial statement and not otherwise included in the minimum tax base will be included for purposes of calculating the alternative minimum tax for such years. The adjusted current earnings of a corporation will include Exempt Interest Dividends in calculating the alternative minimum tax on corporations to the extent that such dividends are not otherwise treated as a preference item for the reasons discussed above. An environmental tax is imposed on the excess of a corporation's modified alternative minimum taxable income (minimum taxable base, discussed above, with certain modifications) over $2 million. Modified alternative minimum taxable income includes Exempt Interest Dividends. The environmental tax applies with respect to taxable years beginning after December 31, 1986 and before January 1, 1996. Exempt Interest Dividends are included in effectively connected earnings and profits for purposes of computing the branch profits tax on certain foreign corporations doing business in the United States.

     With respect to property and casualty companies, the amount of certain cost deductions otherwise allowed is reduced (in certain cases below zero) by a specified percentage of, among other things, Exempt Interest Dividends received on shares acquired after August 7, 1986, for taxable years beginning after 1986. Commercial banks, thrift institutions and other financial institutions may not deduct their cost of carrying shares acquired after August 7, 1986, for taxable years ending after December 31, 1986.

     Redemption or resale of shares will be a taxable transaction for federal income tax purposes and the shareholder will recognize gain or loss in an amount equal to the difference between the shareholder's basis in the shares and the amount realized by the shareholder on the redemption or resale. If the redemption or resale occurs after 1997, and the shareholder held the shares as capital assets, the gain or loss will be long-term if the shares were held for more than 12 months, and any such long-term gain will be subject to a maximum federal income tax rate of 20% to the extent that gain exceeds any net short-term capital losses realized by the taxpayer. If any capital gain distribution by a Fund represents gain on the sale of property before 1998, the shareholder receiving the distribution may have to pay tax at a maximum rate of 28% if the property was owned for more than a year but not more than 18 months when sold.

     The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Municipal Funds and their individual shareholders, and this summary primarily addresses tax consequences to individual shareholders.
 For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of the Funds and the income tax consequences to their shareholders.

State and Local Tax Aspects of the Municipal Funds

     The exemption from federal income tax for distributions of interest income from Municipal Obligations which are designated Exempt Interest Dividends will not necessarily result in exemption under the income or other tax laws of any state or local taxing authority.

     The exemption from the State of California personal income taxes for distributions of interest income in the Limited Term California Fund applies only to shareholders who are residents of the State of California, and only to the extent such income qualifies as "exempt-interest dividends" under
Section 17145 of the California Revenue and Taxation Code and is not derived from interest on obligations from any state other than from California or its political subdivisions.

     The laws of the several states and local taxing authorities vary with respect to the taxation of such distributions, and shareholders of each Fund are advised to consult their own tax advisers in that regard. In particular, prospective investors who are not individuals are advised that the preceding discussion relates primarily to tax consequences affecting individuals, and the tax consequences of an investment by a person which is not an individual may be very different. Each Fund will advise shareholders within 60 days of the end of each calendar year as to the percentage of income derived from each state in which the Fund has any Municipal Obligations in order to assist shareholders in the preparation of their state and local tax returns.

Federal Income Taxes - Taxable Income Funds

     Each of the Taxable Income Funds has elected and intends to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). Distributions representing net interest and net short-term capital gains will be taxable as ordinary income to the recipient shareholders, whether the distributions are actually taken in cash or are reinvested by the recipient shareholders in additional shares.
 Fund distributions will not be eligible for the dividends received deduction for corporations. Distributions of net long-term capital gains, if any, will be treated as long-term capital gains to the distributee shareholders, whether the distributions are actually taken as cash or are reinvested by the recipient shareholders in additional shares.

     Redemption or resale of shares will be a taxable transaction for federal income tax purposes and the shareholder will recognize gain or loss in an amount equal to the difference between the shareholder's basis in the shares and the amount realized by the shareholder on the redemption or resale. If the redemption or resale occurs after 1997, and the shareholder held the shares as capital assets, the gain or loss will be long-term if the shares were held for more than 12 months, and any such long-term gain will be subject to a maximum federal income tax rate of 20% to the extent that gain exceeds any net short-term capital losses realized by the taxpayer. If any capital gain distribution by a Fund represents gain on the sale of property before 1998, the shareholder receiving the distribution may have to pay tax at a maximum rate of 28% if the property was owned for more than a year but not more than 18 months when sold.

       Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a mutual fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on a disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Income Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

     The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Taxable Income Funds and their individual shareholders, and this summary primarily addresses tax consequences to individual shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal and state taxation of the Fund and the income tax consequences to its shareholders.

State and Local Income Tax Considerations - Taxable Income Funds

     A portion of each Fund's dividends derived from certain U.S. Government obligations may be exempt from state and local taxation. The income tax treatment of the shareholders in the respective states will depend upon the specific laws applicable in those states, and prospective investors are urged to confer with their own tax advisers concerning their particular situations.

Federal Income Taxes - Value Fund

     Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income and therefore will increase (decrease) dividend distributions. Net short-term capital gains are distributed as dividend income. The Value Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

     Long-term capital gains earned by the Value Fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of the Value Fund and such shares are held 12 months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes. Net short-term capital gains distributed by the Fund are taxable to shareholders as dividends, not as capital gains.

     Redemption or resale of shares will be a taxable transaction for federal income tax purposes and the shareholder will recognize gain or loss in an amount equal to the difference between the shareholder's basis in the shares and the amount realized by the shareholder on the redemption or resale. If the redemption or resale occurs after 1997, and the shareholder held the shares as capital assets, the gain or loss will be long-term if the shares were held for more than 12 months, and any such long-term gain will be subject to a maximum federal income tax rate of 20% to the extent that gain exceeds any net short-term capital losses realized by the taxpayer. If any capital gain distribution by a Fund represents gain on the sale of property before 1998, the shareholder receiving the distribution may have to pay tax at a maximum rate of 28% if the property was owned for more than a year but not more than 18 months when sold.

     Effective for sales charges incurred after October 3, 1989 if the shareholder disposes of shares within 90 days after purchasing them, and later acquires shares for which the sales charge is eliminated or reduced pursuant to a reinvestment right, then the original sales charge to the extent of the reduction is not included in the basis of the shares sold for determining gain or loss. Instead, the reduction is included in determining the basis of the reinvested shares.

     Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities typically at a rate between 10% and 35%. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. Because the Fund does not currently anticipate that securities of foreign issuers will constitute more than 50% of its total assets at the end of its fiscal year, shareholders should not expect to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

     The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations currently in effect as they directly govern the income taxation of Value Fund shareholders. This summary primarily addresses income tax consequences to shareholders who are individuals. The Code and Regulations are subject to change at any time, in some cases retroactively. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal tax consequences of an investment in the Value Fund.

State and Local Income Tax Considerations - Value Fund

     Shareholders may be subject to state and local taxes on Value Fund distributions, and capital gains taxation on disposition of shares. Shares also may be subject, in some jurisdictions, to state and local property taxes. A portion of the Value Fund's dividends derived from certain U.S. Government obligations may be exempt from state and local taxation. Shareholders should consult their own tax advisers for information concerning the state and local taxation of an investment in the Value Fund.


                  DISTRIBUTIONS AND SHAREHOLDERS ACCOUNTS

     When an investor or the investor's financial advisor makes an initial investment in shares of a Fund, the Transfer Agent will open an account on the books of the Fund, and the investor or financial advisor will receive a confirmation of the opening of the account. Thereafter, whenever a transaction, other than the reinvestment of interest income, takes place in the account -- such as a purchase of additional shares or redemption of shares or a withdrawal of shares represented by certificates -- the investor or the financial advisor will receive a confirmation statement giving complete details of the transaction. Shareholders also will receive at least quarterly statements setting forth all distributions of interest income and other transactions in the account during the period and the balance of full and fractional shares. The final statement for the year will provide information for income tax purposes.

     The monthly or quarterly distributions of interest income, net of expenses, and the annual distributions of net realized capital gains, if any, will be credited to the accounts of shareholders in full and fractional shares of the Fund at net asset value on the payment or distribution date, as the case may be. Upon written notice to the Transfer Agent, a shareholder may elect to receive periodic distributions of net interest income in cash. Such an election will remain in effect until changed by written notice to the Transfer Agent, which change may be made at any time in the sole discretion of the shareholder.

     The issuance and delivery of certificates for shares is not required, and shareholders may be relieved of the responsibility of safekeeping. Upon written request to the Transfer Agent, a certificate will be issued for any or all of the full shares credited to a shareholder's account, unless the shareholder has elected the Fund's telephone redemption or systematic withdrawal features, which are described in the Prospectus. Certificates which have been issued to a shareholder may be returned at any time for credit to his or her account.

            INVESTMENT ADVISER, INVESTMENT ADVISORY AGREEMENT,
                   AND ADMINISTRATIVE SERVICES AGREEMENT

Investment Advisory Agreement

     Pursuant to an Investment Advisory Agreement in respect of each Fund, Thornburg Management Company, Inc. ("TMC"), 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501, acts as investment adviser for, and will manage the investment and reinvestment of the assets of, each of the Funds in accordance with the Funds' respective investment objectives and policies, subject to the general supervision and control of the directors of Thornburg Limited Term Municipal Fund, Inc. with respect to Limited Term National Fund and Limited Term California Fund, and subject to the general supervision and control of the trustees of Thornburg Investment Trust with respect to Intermediate National Fund, Government Fund, Income Fund and Value Fund.

     TMC is also investment adviser to Thornburg New Mexico Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund and Thornburg Florida Intermediate Municipal Fund, separate series of Thornburg Investment Trust having assets of $147,418,000, $27,127,000 and $25,487,000, respectively as of September 30, 1997. TMC is a subadviser to Daily Tax-Free Income Fund, Inc., a registered investment company.

     TMC is paid a fee by each Fund, in the percentage amounts described in the Prospectus. All fees and expenses are accrued daily and deducted before payment of dividends. In addition to the fees of TMC, each Fund will pay all other costs and expenses of its operations. Each Fund also will bear the expenses of registering and qualifying the Fund and its shares for distribution under federal and state securities laws, including legal fees.

     The Company's directors (including a majority of the directors who are not "interested persons" within the meaning of the Investment Company Act of
1940) have approved the Investment Advisory Agreement applicable to each of Limited Term National Fund and Limited Term California Fund, and the Trust's trustees (including a majority of the trustees who are not "interested persons") have similarly approved the Investment Advisory Agreement applicable to each of Intermediate National Fund, Government Fund, Income Fund and Value Fund. The shareholders of each of the Funds approved a restatement of the Investment Advisory Agreement applicable to each Fund at special meetings of shareholders on April 16, 1996, to reduce the advisory fees under those agreements and to remove from those agreements the requirement that TMC would provide certain administrative services. Instead, those services are provided under the terms of an Administrative Services Agreement applicable to each class of shares issued by each Fund. The Administrative Services Agreements are described below.

     The Investment Advisory Agreement applicable to each Fund may be terminated by either party, at any time without penalty, upon 60 days' written notice, and will terminate automatically in the event of its assignment. Termination will not affect the right of TMC to receive payments on any unpaid balance of the compensation earned prior to termination. The Agreement further provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of TMC, or of reckless disregard of its obligations and duties under the Agreement, TMC will not be liable for any action or failure to act in accordance with its duties thereunder.

     For the three most recent fiscal periods with respect to each Fund, the amounts paid to TMC by each Fund under the Investment Advisory Agreement applicable to each Fund were as follows:

                            June 30, 1996    June 30, 1997    June 30, 1998
                            -------------    -------------    -------------
Limited Term National Fund     $6,584,835       $4,159,938       $4,213,345
Limited Term California Fund     $748,077         $496,821         $649,445

                           Sept. 30, 1995   Sept. 30, 1996   Sept. 30, 1997
                           --------------   --------------   --------------
Intermediate National Fund     $1,062,263       $1,446,809      $1,248,058
Government Fund                  $735,085         $678,979        $529,056
Income Fund                             0         $150,436        $170,199
Value Fund                            N/A         $105,914        $376,424

TMC has waived its rights to fees in the foregoing periods as follows:
                            June 30, 1996    June 30, 1997    June 30, 1998
                            -------------    -------------    -------------
Limited Term National Fund        $     0              0
Limited Term California Fund      $75,198        $27,360

                           Sept. 30, 1995   Sept. 30, 1996   Sept. 30, 1997
                           --------------   --------------   --------------
Intermediate National Fund       $191,779                0         $144,709
Government Fund                   $24,278                0                0
Income Fund                      $163,741                0                0
Value Fund                            N/A                0                0

The foregoing figures for the time periods before July 1, 1996 reflect, in whole or in part, fee rates applicable before restatement of the Investment Advisory Agreement for each Fund. TMC may (but is not obligated to) waive its rights to any portion of its fees in the future, and may use any portion of its fee for purposes of shareholder and administrative services and distribution of fund shares. During the fiscal year ended June 30, 1998, Limited Term National Fund and Limited Term California Fund each reimbursed TMC $101,150 and $13,836, respectively, for accounting expenses incurred on behalf of each Fund, and during the fiscal year ended September 30, 1997, Intermediate National Fund, Government Fund and Income Fund reimbursed TMC $27,337, $14,839 and $3,685, respectively, for accounting services.

     H. Garrett Thornburg, Jr., Treasurer, Director and Chairman of the Board of Thornburg Limited Term Municipal Fund, Inc., and President and Trustee of Thornburg Investment Trust, is also Director and controlling shareholder of TMC.

Administrative Services Agreement

     Administrative services are provided to each class of shares issued by each of the Funds under an Administrative Services Agreement which requires the delivery of administrative functions necessary for the maintenance of the shareholders of the class, supervision and direction of shareholder communications, assistance and review in preparation of reports and other communications to shareholders, administration of shareholder assistance, supervision and review of bookkeeping, clerical, shareholder and account administration and accounting functions, supervision or conduct of regulatory compliance and legal affairs, review and administration of functions delivered by outside service providers to or for shareholders, and other related or similar functions as may from time to time be agreed. The Administrative Services Agreement specific to each Fund's Institutional Class shares provides that the class will pay a fee calculated at an annual percentage of .05% of the class's average daily net assets, paid monthly, together with any applicable sales or similar tax. Services are currently provided under these agreements by TMC. For the year ended June 30, 1998, Limited Term National Fund and Limited Term California Fund paid to TMC $27,156 and $3,420, respectively, under each Fund's Administrative Services Plan specific to Institutional Class shares. For the year ended September 30, 1996, Intermediate National Fund, Government Fund and Income Fund paid to TMC $57, $1 and $89, respectively, under each Fund's Administrative Services Agreement specific to Institutional Class shares, and for the year ended September 30, 1997, Intermediate National Fund, Government Fund and Income Fund paid to TMC $2,673, $229 and $1,212, respectively, under the same Agreement. The agreements applicable to each class may be terminated by either party, at any time without penalty, upon 60 days' written notice, and will terminate automatically upon assignment. Termination will not affect the service provider's right to receive fees earned before termination. The agreements further provide that in the absence of willful misfeasance, bad faith or gross negligence on the part of the service provider, or reckless disregard of its duties thereunder, the provider will not be liable for any action or failure to act in accordance with its duties thereunder.

                               SERVICE PLANS

     Each of the Funds has adopted a plan and agreement of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("Service Plan") which is applicable to Institutional Class shares of each Fund. The Plan permits each Fund to pay to TMC (in addition to the management and administration fees and reimbursements described above) an annual amount not exceeding .25 of 1% of the Fund's Institutional Class assets to reimburse TMC for specific expenses incurred by it in connection with certain shareholder services and the distribution of that Fund's shares to investors. TMC may, but is not required to, expend additional amounts from its own resources in excess of the currently reimbursable amount of expenses. Reimbursable expenses include the payment of amounts, including incentive compensation, to securities dealers and other financial institutions, including banks (to the extent permissible under the Glass-Steagall Act and other federal banking laws), for administration and shareholder services, and in connection with the distribution of Institutional Class shares. The nature and scope of services provided by dealers and other entities likely will vary from entity to entity, but may include, among other things, processing new account applications, preparing and transmitting to the Transfer Agent information respecting shareholder account transactions, and serving as a source of information to customers concerning the Funds and transactions with the Funds. TMC has no current intention to request or receive any reimbursement under the Service Plans applicable to the Institutional Classes of any of the Funds. The Service Plan does not provide for accrued but unpaid reimbursements to be carried over and paid to TMC in later years.

                          PORTFOLIO TRANSACTIONS

In General

Municipal Funds and Taxable Income Funds

     TMC reserves the right to manage other investment companies and investment accounts for other clients which may have investment objectives similar to those of the Funds. Subject to applicable laws and regulations, TMC will attempt to allocate equitably portfolio transactions among the Funds and the portfolios of its other clients purchasing securities whenever decisions are made to purchase or sell securities by a Fund and one or more of such other clients simultaneously. In making such allocations the main factors to be considered will be the respective investment objectives of the Fund and the other clients, the size of investment commitments generally held by the Fund and the other clients and opinions of the persons responsible for recommending investments to the Fund and such other clients. While this procedure could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of the Funds' Directors or Trustees that the benefits available from TMC's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions. Each Fund's Directors or Trustees will review simultaneous transactions.

     TMC, in effecting purchases and sales of portfolio securities for the account of each of the Municipal Funds and Taxable Income Funds, will place orders in such manner as, in the opinion of TMC, will offer the best price and market for the execution of each transaction. Portfolio securities normally will be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price of execution may be obtained elsewhere. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. Given the best price and execution obtainable, it will be the practice of each of the Funds to select dealers which, in addition, furnish research information including credit analyses of issuers and statistical and other services to TMC. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to TMC's own research efforts, the receipt of research information is not expected significantly to reduce TMC's expenses. In selecting among the firms believed to meet the criteria for handling a particular transaction, TMC also may give consideration to those firms which have sold or are selling shares of the Funds. While TMC will be primarily responsible for the placement of the Funds' business, the policies and practices of TMC in this regard must be consistent with the foregoing and will at all times be subject to review by the Directors or Trustees of each Fund.

Value Fund

     All orders for the purchase or sale of portfolio securities are placed on behalf of Value Fund by TMC pursuant to authority contained in the Investment Advisory Agreement. TMC is also responsible for the placement of transaction orders for other investment companies for which it acts as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, TMC considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions; and arrangements for payment of Fund expenses. Generally commissions for foreign investments traded will be higher than for U.S. investments and may not be subject to negotiation. Value Fund may execute portfolio transactions with broker-dealers who provide research and execution services to the Fund. Such services may include advice concerning the value of securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers is generally made by TMC (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by TMC's investment staff based upon the quality of such research and execution services provided. The receipt of research from broker-dealers that execute transactions on behalf of the Fund may be useful to TMC in rendering investment management services to the Fund. The receipt of such research has not reduced TMC's normal independent research activities; however, it enables TMC to avoid the additional expenses that could be incurred if TMC tried to develop comparable information through its own efforts.

     Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the Value Fund to pay such higher commissions, TMC must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or TMC's overall responsibilities to the Fund. In reaching this determination, TMC will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation would be related to those services.

     TMC is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Fund or shares of other Thornburg funds to the extent permitted by law. TMC may use research services provided by and place agency transactions with Thornburg Securities Corporation (TSC) if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. TMC may allocate brokerage transactions to broker-dealers who have entered into arrangements with TMC under which the broker-dealer allocates a portion of the commissions paid by the Fund toward payment of the Fund's expenses, such as transfer agent fees or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

     The Trustees of Thornburg Investment Trust periodically review TMC's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of Value Fund and review the commissions paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

     From time to time the Trustees will review whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable. The Fund may seek to recapture soliciting broker-dealer fees on the tender of portfolio securities.

Portfolio Turnover Rates

     The Funds' respective portfolio turnover rates for the two most recent fiscal years are as follows:

                                  Year ended         Year ended
                                June 30, 1997      June 30, 1998
                                -------------      -------------
   Limited Term National Fund       23.39%             24.95%
   Limited Term California Fund     20.44%             21.21%

                                  Year ended         Year ended
                               Sept. 30, 1996      Sept. 30, 1997
                               --------------      --------------
   Intermediate National Fund       12.64%             15.36%
   Government Fund                  23.27%             41.10%
   Income Fund                      44.35%             13.87%
   Value Fund                       59.62%             78.83%

                                MANAGEMENT

Limited Term National Fund and Limited Term California Fund

     Limited Term National Fund and Limited Term California Fund are separate "series" or investment portfolios of Thornburg Limited Term Municipal Fund, Inc., a Maryland corporation (the "Company"). The management of Limited Term National Fund and Limited Term California Fund, including general supervision of TMC's performance of duties under the Investment Advisory Agreement and Administrative Services Agreements applicable to the Funds, is the responsibility of the Board of Directors of the Company. There are five Directors of the Company, one of whom is an "interested person" (as the term "interested" is defined in the Investment Company Act of 1940) and four of whom are "disinterested" persons. The names of the Directors and officers and their principal occupations and other affiliations during the past five years are set forth below, with those Directors who are "interested persons" of the Company indicated by an asterisk:

Name of Director / Position / Principal Occupation During Past 5 Years
----------------------------------------------------------------------

H. Garrett Thornburg, Jr.,* 52 / Director, Chairman and Treasurer / President and Trustee of Thornburg Investment Trust (mutual fund) since June, 1987; Chairman and Director Thornburg Mortgage Advisory Corporation since its formation in 1989; Chairman and Director of Thornburg Mortgage Asset Corporation (real estate investment trust) since its formation in 1993; Executive Vice President of Daily Tax Free Income Fund, Inc. (mutual fund) since its formation in 1982 and a Director from 1982 to June 1993; a Director of TMC since its formation in 1982 and President from 1982 to August 1997.

J. Burchenal Ault, 70 /Director / Consultant to and fundraiser for charities, 1990 to present; Trustee of Thornburg Investment Trust (Mutual Fund) since June 1987; Director of Farrar, Strauss & Giroux (publishers) since 1968.

Eliot R. Cutler, 50 / Director / Partner, Cutler & Stanfield, Attorneys, Washington, D.C. since 1988.

James E. Monaghan, Jr., 49 / Director / President, Monaghan & Associates, Inc. and Strategies West, Inc. Denver, Colorado, (business consultants) since 1983.

A.G. Newmyer III, 48 / Director / President, from 1983 to December 1992, and Senior Officer from January 1993, Newmyer Associates, Inc., Washington, D.C., (business consultants).

Richard M. Curry, 57 / Advisory Director / Senior Vice President McDonald & Co., Cleveland, Ohio (securities dealers) since May 1984.

Brian J. McMahon, 42 / President / President of the Company since January, 1987; Vice President of the Company from 1984 to 1987; Vice President of Thornburg Investment Trust (mutual fund) since June 1987 and a Trustee from June, 1996 to August 1997; Managing Director of TMC since December 1985, Vice President from April 1984 to July 1997 and President from August 1997.

Steven J. Bohlin, 38 / Vice President / Assistant Vice President of the Company from July, 1985 to October 1989; Vice President of Thornburg Investment Trust (mutual fund) since June 1987 and Treasurer since 1989; Managing Director and Vice President of TMC since April 1991.

Dawn B. Fischer, 50 / Secretary / Secretary of the Company since its formation; Secretary and Assistant Treasurer of Thornburg Investment Trust (mutual fund) since June 1987; Managing Director of TMC since December 1985 and Vice President and Secretary of TMC since January 1984.

George Strickland, 34 / Assistant Vice President / Assistant Vice President of the Company since July 1992; Assistant Vice President of Thornburg Investment Trust (mutual fund) since June 1992; Associate of TMC from 1991 to 1996 and a Managing Director since 1996.

Jonathan Ullrich, 28 / Assistant Vice President / Assistant Vice President of the Company since July 1992; Assistant Vice President of Thornburg Investment Trust (mutual fund) since 1992; Associate of TMC since September 1991.

Jack Lallement, 59 / Assistant Vice President / Assistant Vice President of the Company since September 1997; Assistant Vice President of Thornburg Investment Trust since September 1997; Fund Accountant for TMC since March 1997; Chief Financial Officer/Controller for Zuni Rental, Inc. (equipment leasing and sales), Albuquerque, New Mexico from February 1995 to March 1997; Chief Financial Officer/Controller, Montgomery & Andrews, P.A. (law firm), Santa Fe, New Mexico from March 1987 to August 1994.

Thomas Garcia, 27 / Assistant Vice President / Assistant Vice President of the Company since September 1997; Assistant Vice President of Thornburg Investment Trust since September 1997; Fund Accountant for TMC since 1993; BBA, University of New Mexico, 1993.

Van Billops, 32 / Assistant Vice President / Assistant Vice President of the Company since September 1997; Assistant Vice President of Thornburg Investment Trust since September 1997; Fund Accountant for TMC since 1992; BA (Business Administration), University of New Mexico.

Leigh Moiola, 31 / Assistant Vice President / Assistant Vice President of the Company since June 1998; Assistant Vice President of Thornburg Investment Trust since November 1995; Associate of TMC since December 1991 and Vice President of TMC since November 1995.

     The business address of each person listed is 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501. Mr. Thornburg is a Director of TSC, and Executive Vice President of Daily Tax-Free Income Fund, Inc. Mr. Ziesenheim is president of TSC, and Ms. Fischer is secretary of TSC.

     The officers and Directors affiliated with TMC will serve without any compensation from the Company. The Company pays each Director who is not an employee of TMC or an affiliated company a quarterly fee of $1,000 plus a $500 fee for each meeting of the Board of Directors attended by the Director.
 In addition, the Company pays a $1,000 annual stipend to each member of the audit committee, and reimburses all Directors for travel and out-of-pocket expenses incurred in connection with attending such meetings.

    The Company paid fees to the Directors during the year ended June 30, 1998 as follows:

                         Pension or
                         Retirement        Estimated      Total
           Aggregate     Benefits          Annual         Compensation
Name of    Compensation  Accrued as        Benefits       from Company and
Person,    from          Part of           Upon           Fund Complex
Position   Company       Fund Expenses     Retirement     Paid to Directors
--------   ------------  -------------     -------------  -----------------
H. Garrett          0          0                 0                     0
Thornburg,
Jr.

J. Burchenal   $7,000          0                 0               $__,000
Ault

Eliot R.       $6,000          0                 0                $6,000
Cutler

James E.       $7,000          0                 0                $7,000
Monaghan, Jr.

A. G.          $7,000          0                 0                $7,000
Newmyer, III

Richard M.     $6,000          0                 0                $6,000
Curry

Intermediate National Fund; Government Fund; Income Fund; Value Fund

     Intermediate National Fund, Government Fund, Income Fund and Value Fund are separate "series" or investment portfolios of Thornburg Investment Trust, a Massachusetts business trust (the "Trust"). The management of Intermediate National Fund, Government Fund, Income Fund and Value Fund, including the general supervision of TMC's performance of its duties under the Investment Advisory Agreements and Administrative Services Agreements applicable to the Funds, is the responsibility of the Trust's Trustees. There are five Trustees, one of whom is an "interested person" (as the term "interested" is defined in the Investment Company Act of 1940) and four of whom are "disinterested" persons. The names of Trustees and officers and their principal occupations and affiliations during the past five years are set forth below, with the Trustee who is an "interested person" of the Trust indicated by an asterisk.

Name of Director / Position / Principal Occupation During Past 5 Years
----------------------------------------------------------------------

H. Garrett Thornburg, Jr.,* 52 / Trustee, President / Director, Chairman (since January of 1987) and Treasurer (since its inception in 1984) of Thornburg Limited Term Municipal Fund, Inc. (a mutual fund investing in certain municipal securities); Chairman and Director of Thornburg Mortgage Advisory Corporation since its formation in 1989; Chairman and Director of Thornburg Mortgage Asset Corporation (real estate investment trust) since its formation in 1993; Executive Vice President of Daily Tax Free Income Fund, Inc. (mutual fund) since its formation in 1982 and a Director from 1982 to June 1993; Director and Treasurer of TMC since its formation in 1982 and President from 1982 to August 1997.

David A. Ater, 51 / Trustee / Principal in Ater & Ater Associates, Santa Fe, New Mexico (developer, planner and broker of residential and commercial real estate) since 1990; owner, developer and broker for various real estate projects; Director of Thornburg Mortgage Asset Corporation (real estate investment trust) since 1994.

J. Burchenal Ault, 70 / Trustee / Independent Fund Raising Counsel, May 1986 to present; Trustee, Woodrow Wilson International Center for Scholars; Director of Thornburg Limited Term Municipal Fund, Inc. since its formation in 1984; Director of Farrar, Strauss & Giroux (publishers) since 1968.

Forrest S. Smith, 66 / Trustee / Attorney in private practice and shareholder Catron, Catron & Sawtell (law firm), Santa Fe, New Mexico, 1988 to present.

James W. Weyhrauch, 38 / Trustee / Executive Vice President and Director, Nambe' Mills, Inc. (manufacturer), Santa Fe, New Mexico, 1986 to present.

Brian J. McMahon, 42 / Vice President and Assistant Secretary / President of Thornburg Limited Term Municipal Fund, Inc. since January, 1987; Managing Director of TMC since December 1985, President of TMC since August 1997 and a Vice President from April 1984 to August 1997.

Steven J. Bohlin, 38 / Vice President and Treasurer / Vice President of Thornburg Limited Term Municipal Fund, Inc. since November 1988; a Managing Director and a Vice President of TMC.

Dawn B. Fischer, 50 / Secretary and Assistant Treasurer / Secretary, Thornburg Limited Term Municipal Fund, Inc. since its formation in 1984; Vice President, Daily Tax Free Income Fund, Inc. since 1989; Managing Director of TMC since 1985 and a Vice President since January 1984.

William Fries, 57 / Vice President / Managing Director of TMC since May 1995 and Vice President of Thornburg Limited Term Municipal Fund, Inc. since June 1995; Vice President of USAA Investment Management Company from 1982 to 1995.

Ken Ziesenheim, 43 / Vice President / Managing Director of TMC since 1995 and Vice President of Thornburg Limited Term Municipal Fund, Inc. since 1995; President of Thornburg Securities Corporation since 1995; Senior Vice President of Financial Services, Raymond James & Associates, Inc. from 1991 to 1995.

George Strickland, 34 / Vice President / Assistant Vice President of Thornburg Limited Term Municipal Fund, Inc. since July 1992; Associate of TMC since July 1991 and a Managing Director commencing in 1996.

Jonathan Ullrich, 28 / Assistant Vice President / Assistant Vice President of Thornburg Limited Municipal Fund, Inc. since July 1992.

Jack Lallement, 59 / Assistant Vice President / Assistant Vice President of Thornburg Limited Term Municipal Fund, Inc. since September 1997; Fund Accountant for TMC since March 1997; Chief Financial Officer/Controller for Zuni Rental, Inc. (equipment leasing and sales), Albuquerque, New Mexico from February 1995 to March 1997; Chief Financial Officer/Controller, Montgomery & Andrews, P.A. (law firm), Santa Fe, New Mexico from March 1987 to August 1994.

Thomas Garcia, 27 / Assistant Vice President / Assistant Vice President of Thornburg Limited Term Municipal Fund, Inc. since September 1997; Fund Accountant for TMC since 1994; BBA, University of New Mexico, 1993.

Van Billops, 32 / Assistant Vice President / Assistant Vice President of Thornburg Limited Term Municipal Fund, Inc. since September 1997; Fund Accountant for TMC since 1993.

Dale Van Scoyk, 50 / Assistant Vice President / Assistant Vice President of Thornburg Limited Term Municipal Fund, Inc. since September 1997; Account Manager for TMC since 1997; National Account Manager for the Heartland Funds 1993 - 1997.

Leigh Moiola, 31, Assistant Vice President /Vice President of TMC since November 1995, Assistant Vice President of Thornburg Limited Term Municipal Fund, Inc. since June 1997.


     The business address of each person listed is 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501. Mr. Thornburg is a Director of TSC, Executive Vice President of Daily Tax-Free Income Fund, Inc., and a Chairman and Treasurer of Thornburg Limited Term Municipal Fund, Inc. Mr. Ziesenheim and Ms. Fischer are president and secretary, respectively, of TSC.

     The officers and Trustees affiliated with TMC serve without any compensation from the Trust. The Trust pays each Trustee who is not an employee of TMC or an affiliated person a quarterly fee of $1,000 plus $500 for each meeting of the Trustees attended by the Trustee. In addition, the Trust pays a $1,000 annual stipend to each member of each committee established by the Trustees, and reimburses all Trustees for travel and out-of-pocket expenses incurred in connection with attending those meetings.
 The Trustees have established one committee, the audit committee, on which Messrs. Ater, Ault and Smith currently serve.

     The Trust paid fees to the Trustees during the year ended September 30, 1997 as follows:

                         Pension or
                         Retirement        Estimated      Total
           Aggregate     Benefits          Annual         Compensation
           Compensation  Accrued as        Benefits       from Trust and
           from          Part of           Upon           Fund Complex
Trustee    Trust         Fund Expenses     Retirement     Paid to Trustee
--------   ------------  -------------     -------------  ---------------
David A.       $7,000          0                 0         $7,000
Ater

J. Burchenal   $7,000          0                 0        $13,000
Ault

Forrest S.     $7,000          0                 0         $7,000
Smith

James W.       $5,500          0                 0         $5,500
Weyhrauch

The Trust does not pay retirement or pension benefits.


                      PRINCIPAL HOLDERS OF SECURITIES

Limited Term National Fund

     As of August 5, 1998, Limited Term National Fund had an aggregate of 69,106,032.403 shares outstanding, of which 6,004,058.147 were Institutional Class shares. No persons are known to have held of record or beneficially 5% or more of Limited Term National Fund's outstanding shares on August 5, 1998.
 On the same date, the officers, Directors and related persons of Thornburg Limited Term Municipal Fund, Inc., as a group, held less than one percent of the outstanding shares of the Fund.

Limited Term California Fund

     As of August 5, 1998, Limited Term California Fund had an aggregate of 10,338,392.731 shares outstanding, of which 638,394.170 were Institutional Class shares. No persons are known to have held of record or beneficially 5% or more of Limited Term California Fund's outstanding shares on August 15, 1997. On the same date, the officers, Directors and related persons of Thornburg Limited Term Municipal Fund, Inc., as a group, held less than one percent of the outstanding shares of the Fund.

Intermediate National Fund

     As of August 5, 1998, Intermediate National Fund had an aggregate of 29,796,750.851 shares outstanding, of which 1,434,713.037 were Institutional Class shares. No persons are known to have held of record or beneficially 5% or more of Intermediate National Fund's outstanding shares on August 5, 1998, except for BancOne Securities Corp., FBO The One Investment Solution, 733 Greencrest Drive, Waterville, Ohio 43081, which held 3,039,307.737 shares, representing approximately 9.8% of the issued and outstanding shares of the Fund on that date. On the same date, the officers, Trustees and related persons of Thornburg Investment Trust, as a group, held less than one percent of the outstanding shares of the Fund.

Government Fund

     As of August 5, 1998, Government Fund had an aggregate of 10,679,067.961 shares outstanding, of which 162,248.961 were Institutional Class shares. No persons are known to have held of record or beneficially 5% or more of Government Fund's outstanding shares on August 5, 1998. On the same date, the officers, Trustees and related persons of Thornburg Investment Trust, as a group, held less than one percent of the outstanding shares of the Fund.

Income Fund

     As of August 5, 1998, Income Fund had an aggregate of 3,961,658.764 shares outstanding, of which 565,785.764 were Institutional Class shares. No persons are known to have held of record or beneficially 5% or more of Income Fund's outstanding shares on August 5, 1998. On the same date, the Thornburg Management Company, Inc. Profit Sharing Plan held 53,279.716 shares of the Fund, representing approximately _.__% of the issued and outstanding shares of that Fund on that date.

Value Fund

     As of November 14, 1997, Value Fund had an aggregate of 3,972,379 shares outstanding, none of which were Institutional Class shares. On the same date, the officers, Trustees and related persons owned 485,454 shares of Value Fund, representing approximately 12.22% of the Fund's issued and outstanding shares. On November 14, 1997 the following persons owned 5% or more of Value Fund's outstanding shares:

                                                       No. of      % of
          Shareholder                                  Shares   Total Shares
          -----------                                  ------   ------------
          H. Garrett Thornburg, Jr.                    382,609 <F1>  9.63%
          119 East Marcy Street
          Santa Fe, New Mexico  87501

          Brian J. McMahon                             251,770 <F2>  6.34%
          119 East Marcy Street
          Santa Fe, New Mexico  87501

          Dawn B. Fischer                              198,953 <F3>  5.01%
          119 East Marcy Street
          Santa Fe, New Mexico  87501

<F1> Total includes 130,088 shares owned by the Thornburg Management Company,
     Inc. Profit Sharing Plan (as to which Mr. Thornburg is a trustee and holds shared voting and investment powers) and 88,686 shares owned by Thornburg Management Company, Inc.

<F2> Total includes 88,686 shares owned by Thornburg Management Company, Inc.
     (as to which Mr. McMahon is president), and 130,088 shares owned by the Thornburg Management Company, Inc. Profit Sharing Plan (as to which
     Mr. McMahon is a trustee and holds shared voting and investment powers) and 29,453 shares owned by Thornburg Descendants Trust (as to which Mr. McMahon is a trustee and holds shared voting and investment powers).

<F3> Total includes 130,088 shares owned by the Thornburg Management Company,
     Inc. Profit Sharing Plan (as to which Ms. Fischer is a trustee and holds shared voting and investment powers) and 29,453 shares owned by Thornburg Descendants Trust (as to which Ms. Fischer is a trustee and holds shared voting and investment powers), and 37,577 shares owned by the Lloyd Thornburg Irrevocable Trust (as to which Ms. Fischer is a trustee and holds voting and investment powers).

                              NET ASSET VALUE

     Each Fund will calculate the net asset value at least once daily on days when the New York Stock Exchange is open for trading, and more frequently if deemed desirable by the Fund. Net asset value will not be calculated on New Year's Day, Washington's Birthday (on the third Monday in February), Good Friday, Memorial Day (on the last Monday in May), Independence Day, Labor Day, Thanksgiving Day, Christmas Day, on the preceding Friday if any of the foregoing holidays falls on a Saturday, and on the following Monday if any of the foregoing holidays falls on a Sunday. Under the Investment Company Act of 1940, net asset value must be computed at least once daily on each day (i) in which there is a sufficient degree of trading in a fund's portfolio securities that the current net asset value of its shares might be materially affected by changes in the value of such securities and (ii) on which an order for purchase or redemption of its shares is received.


                                DISTRIBUTOR

     Pursuant to a Distribution Agreement with Thornburg Limited Term Municipal Fund, Inc., Thornburg Securities Corporation ("TSC") acts as principal underwriter of Limited Term National Fund and Limited Term California Fund Institutional Class shares, and pursuant to a separate Distribution Agreement with Thornburg Investment Trust, TSC also acts as principal underwriter of Institutional Class shares of Intermediate National Fund, Government Fund, Income Fund and Value Fund. The Funds do not bear selling expenses except (i) those involved in registering its shares with the Securities and Exchange Commission and qualifying them or the Fund with state regulatory authorities, and (ii) expenses paid under the Service Plans and which might be considered selling expenses. Terms of continuation, termination and assignment under the Distribution Agreement are identical to those described above with regard to the Investment Advisory Agreements, except that termination other than upon assignment requires six months' notice.

     H. Garrett Thornburg, Jr., Treasurer, a Director and Chairman of the Board of Thornburg Limited Term Municipal Fund, Inc. and President and a Trustee of Thornburg Investment Trust, is also Director and controlling stockholder of TSC.


                           INDEPENDENT AUDITORS

     McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017, is the independent auditor of the Limited Term National Fund and Limited Term California Fund for their fiscal year ending June 30, 1999, and is the independent auditor of Intermediate National Fund, Government Fund, Income Fund and Value Fund for their fiscal year ending September 30, 1998.

                           FINANCIAL STATEMENTS

     Statements of Assets and Liabilities, including Schedules of Investments, as of June 30, 1998, Statements of Operations for the year ended June 30, 1998 and Statements of Changes in Net Assets for the two years in the period ended June 30, 1998, Notes to Financial Statements and Financial Highlights, and Independent Auditor's Reports dated July 24, 1998, for Limited Term National Fund and Limited Term California Fund are incorporated herein by reference from the Funds' Annual Reports to Shareholders, June 30, 1998.

     Statements of Assets and Liabilities, including Schedules of Investments, as of September 30, 1997, Statements of Operations for the year ended September 30, 1997 and Statements of Changes in Net Assets for the two years in the period ended September 30, 1997 (one year for Value Fund), Notes to Financial Statements and Financial Highlights, and Independent Auditor's Reports dated October 24, 1997, for Intermediate National Fund, Government Fund, Income Fund and Value Fund, are incorporated herein by reference from the Funds' Annual Reports to Shareholders, September 30, 1997.

     Statements of Assets and Liabilities, including Schedules of Investments as of March 31, 1998, Statements of Operations for the period ending March 31, 1998 and Statements of Changes in Net Assets for the period ending March 31, 1998, Notes to Financial Statements and Financial Highlights, for Intermediate National Fund, Government Fund and Income Fund, are incorporated herein by reference from those Funds' Semiannual Reports to Shareholders, March 31, 1998.

                                  PART C
                             OTHER INFORMATION

Items 23 and 24.  Financial Statements and Exhibits.

   (a)   Financial Statements

         (i)   Thornburg Limited Term U.S. Government Fund (Class A,
               Class C and Class I shares),
         (ii)  Thornburg Limited Term Income Fund (Class A,
               Class C and Class I shares),
         (iii) Thornburg Intermediate Municipal Fund (Class A,
               Class C and Class I shares),
         (iv) Thornburg New Mexico Intermediate Municipal Fund (Class A shares),
         (v) Thornburg Florida Intermediate Municipal Fund (Class A shares),
         (vi)  Thornburg Value Fund (Class A and Class C shares):
               Reports of Independent Auditors dated October 24, 1997, Statements of Assets and Liabilities including Schedules of Investments as of September 30, 1997, Statements of Operations for the year ended September 30, 1997, Statements of Changes in Net Assets for the two years ended
               September 30, 1997, Notes to Financial Statements, Financial Highlights are incorporated by reference to Registrant's 1997 Annual Reports to Shareholders in respect of Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, and Thornburg Florida Intermediate Municipal Fund, and Thornburg Value Fund previously filed with the Securities and Exchange Commission; Statements of Assets and Liabilities including Schedules of Investments as of March 31, 1998, Statements of Operations for the period ending March 31, 1998, Statements of Changes in Net Assets for the period ending March 31, 1998, Notes to Financial Statements, Financial Highlights are incorporated by reference to Registrant's Semiannual Reports to Shareholders dated March 31, 1998 in respect of Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Florida Intermediate Municipal Fund, and Thornburg Value Fund, previously filed with the Securities and Exchange Commission.
         (vii) Thornburg New York Intermediate Municipal Fund: Statement of Assets and Liabilities including Schedule of Investments as of June 30, 1998, Statement of Operations for the period ended June 30, 1998, Statement of Changes in Net Assets for the period ended June 30, 1998, Notes to Financial Statements and Financial Highlights, Report of Independent Auditors dated __________, 1998, are incorporated by reference to Registrant's Annual Report to Shareholders in respect of Thornburg New York Intermediate Municipal Fund previously filed with the Securities and Exchange Commission.

   (b)   Exhibits

The following Exhibits are incorporated herein by reference to Registrant's Registration Statement on Form N-1A as initially filed on June 12, 1987.

      (1) Limited Term Trust, Agreement and Declaration of Trust, dated June 3, 1987.

      (2)    By-Laws of Limited Term Trust, dated June 3, 1987.

      (3)    Not applicable.

      (4)    Not applicable.

      (5)    Form of Investment Advisory Agreement between
             Registrant and Thornburg Management Company, Inc.

      (6)    (a)   Form of Distribution Agreement between Registrant
                   and Thornburg Securities Corporation.

             (b)   Form of Agency Agreement.

      (7)    Not applicable.

      (11)   Not applicable.

      (12)   Not applicable.

      (13)   Form of Subscription to Shares by Thornburg Management
             Company, Inc.

      (15) Form of Plan and Agreement of Distribution Pursuant to Rule 12b-1 between Registrant and Thornburg Management Company, Inc.


The following exhibits are incorporated herein by reference to Registrant's pre-effective amendment No. 1 to its Registration Statement on Form N-1A as filed on October 28, 1987:

      (1) Thornburg Income Trust - First Amendment and Supplement to Agreement and Declaration of Trust, dated August 11, 1987.

      (8) Form of Custodian Agreement between Registrant and State Street Bank and Trust Company. This exhibit supersedes the form of Custodian Agreement filed with the Registrant's initial Registration Statement on Form N-1A on June 12, 1987.

      (9) Form of Transfer Agency Agreement between Registrant and State Street Bank and Trust Company. This exhibit supersedes the form of Transfer Agency Agreement filed with the Registrant's initial Registration Statement on Form N-1A on June 12, 1987.

The following exhibits are incorporated herein by reference to Registrant's post-effective amendment No. 1 to its Registration Statement on Form N-1A as filed on March 3, 1988:

      (1) Thornburg Income Trust-Second Amendment and Supplement to Agreement and Declaration of Trust, dated October 28, 1987.

The following exhibits are incorporated herein by reference to Registrant's post-effective amendment No. 7 to its Registration Statement on Form N-1A as filed on April 19, 1991:

      (16)   Powers of Attorney from Messrs. Bemis, Smith and
             Thornburg.

The following exhibits are incorporated herein by reference to Registrant's post-effective amendment No. 9 to its Registration Statement on Form N-1A as filed on March 3, 1992:

      (16)   Power of Attorney from J. Burchenal Ault

The following exhibits are incorporated herein by reference to the Registrant's post-effective amendment No. 10 to its Registration Statement on Form N-1A as filed on July 23, 1992:

      (5) Revised form of Investment Advisory Agreement between Registrant and Thornburg Management Company, Inc.

      (13)   Form of Subscription to Shares

      (15)   Revised form of Plan and Agreement of Distribution
             Pursuant to Rule 12b-1 between Registrant and Thornburg Management Company, Inc.

The following exhibits are incorporated herein by reference to the Registrant's post-effective amendment No. 13 to its Registration Statement on Form N-1A as filed on December 3, 1993:

      (1) Thornburg Income Trust -- Third, Fourth, Fifth, Sixth and Seventh Amendments and Supplements to Agreement and Declaration of Trust

The following exhibits are incorporated herein by reference to the Registrant's post-effective amendment No. 14 to its Registration Statement on Form N-1A as filed on May 13, 1994:

      (18)   Power of attorney (B. McMahon)

The following exhibits are incorporated herein by reference to the Registrant's post-effective amendment no. 17 to its Registration Statement on Form N-1A as filed on July 27, 1994:

      (1) Thornburg Income Trust Amended and Restated Designation of Series.

      (15.2) Form of Plan and Agreement pursuant to Rule 12b-1
             (Class B Distribution Plan)

      (15.3) Form of Plan and Agreement pursuant to Rule 12b-1
             (Class C Distribution Plan)

The following exhibits are incorporated herein by reference to the Registrant's post-effective amendment no. 18 to its Registration Statement on Form N-1A as filed on December 3, 1994:

      (15.2) Form of Plan and Agreement pursuant to Rule 12b-1
             (Class B Service Plan)

      (15.3) Form of Plan and Agreement pursuant to Rule 12b-1
             (Class C Service Plan)

The following exhibits are incorporated by reference to the Registrant's post-effective amendment no. 20 to its Registration Statement on Form N-1A as filed on July 5, 1995:

      (1.1)  Thornburg Income Trust - Ninth Amendment and
             Supplement to Agreement and Declaration of Trust

      (1.2)  Thornburg Income Trust - Tenth Amendment and
             Supplement to Agreement and Declaration of Trust

      (5)    Investment Advisory Agreement - in respect of
             Thornburg Value Fund

      (15.1) Form of Plan and Agreement Pursuant to Rule 12b-1
             (Service Plan - all classes) - Thornburg Value Fund

      (15.2) Form of Plan and Agreement Pursuant to Rule 12b-1
             (Class B Distribution Plan) - Thornburg Value Fund

      (15.3) Form of Plan and Agreement Pursuant to Rule 12b-1
             (Class C Distribution Plan) - Thornburg Value Fund

      (19)   Power of attorney from David A. Ater

The following exhibit is incorporated by reference to the Registrant's post-effective amendment no. 22 to its Registration Statement on Form N-1A as filed on October 2, 1995:

      (1) Thornburg Income Trust - Corrected Tenth Amendment and Supplement to Agreement and Declaration of Trust

The following exhibits are incorporated by reference to the Registrant's post-effective amendment no. 26 to its Registration Statement on Form N-1A as filed on May 6, 1996:

      (1)    First Supplement to Amended and Restated Designation of Series

     (15) Form of Institutional Class Service Plan (12b-1 plan and agreement)

The following exhibits are incorporated by reference to the Registrant's post-effective amendment no. 27 to its Registration Statement on Form N-1A as filed on August 30, 1996:

      (5)    Form of Restated Investment Advisory Agreement

      (9)    Form of Administrative Services Agreement

The following exhibits are incorporated by reference from the Registrant's post-effective amendment no. 29 to its Registration Statement on Form N-1A as filed on March 14, 1997:

      (1.1) Eleventh Amendment and Supplement to Agreement and Declaration of Trust

      (1.2) Twelfth Amendment and Supplement to Agreement and Declaration of Trust

      (5) Amended Form of Restated Investment Advisory Agreement (re Thornburg New York Intermediate Municipal Fund)

      (9) Form of Administrative Services Agreement (re Class A Shares of Thornburg New York Intermediate Municipal Fund)

      (11.1) Consent of Counsel to be named in registration statement

      (11.2) Consent of McGladrey & Pullen, LLP, independent auditors, to be named in registration statement (re Thornburg New York Intermediate Municipal Fund)

      (14)   Model IRA Plan

      (15)   Form of Class A Service Plan for Thornburg New York
             Intermediate Municipal Fund (12b-1 plan and agreement)

      (19.1) Power of attorney from Brian J. McMahon

      (19.2) Power of attorney from James W. Weyhrauch

     The following exhibits are incorporated by reference from the Registrant's post-effective amendment no. 30 to its Registration Statement on Form N-1A as filed on September 3, 1997:

      (11.2) Consent of McGladrey & Pullen, LLP, independent auditors, to be named in registration statement (re Thornburg New York Intermediate Municipal Fund)

      (18)   Rule 18f-3 plan

    The following exhibits are incorporated by reference from the Registrant's post-effective amendment no. 31 to its Registration Statement on Form N-1A as filed on December 3, 1997:

      (11.1) Consent of Counsel to be named in registration statement

      (11.2) Consent of McGladrey & Pullen, LLP, independent auditors, to be named in registration statement (re Thornburg New York Intermediate Municipal Fund)

      (16.1) Schedules of performance computations as of September 30, 1997 for Thornburg Limited Term U.S. Government Fund (Class A, Class C and Class I shares); Thornburg Limited Term Income Fund (Class A, Class C and Class I shares); Thornburg Intermediate Municipal Fund (Class A, Class C and Class I shares); Thornburg New Mexico Intermediate Municipal Fund (Class A shares); Thornburg Florida Intermediate Municipal Fund (Class A shares); Thornburg Value Fund (Class A and
             Class C shares)

      (16.2) Financial data schedules as of September 30, 1997 for Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Florida Intermediate Municipal Fund and Thornburg Value Fund

The following exhibits are incorporated by reference from the Registrant's post-effective amendment no. 32 to its Registration Statement on Form N-1A as filed on February 17, 1998:

      (5)    Amended and Restated Investment Advisory Agreement

      (6)    Thornburg Investment Trust Distribution Agreement

      (9.1)  Administrative Services Agreement (Class A and Class C shares)

      (9.2)  Administrative Services Agreement (Class I Shares)

      (9.3)  Memorandum of Reimbursement



      (15.1) Plan and Agreement of Distribution Pursuant to Rule 12b-1
             (Service Plan - Classes A, C and I)

      (15.2) Plan and Agreement of Distribution Pursuant to Rule 12b-1
             (Distribution Plan - Class C)

     The following exhibits are incorporated by reference from Registrant's post-effective amendment no. 33 to its Registration Statement on Form N-1A as filed on March 10, 1998:

      (1)    Thirteenth Amendment and Supplement to Agreement and
             Declaration of Trust

      (11.1) Consent of counsel to be named in registration statement

      (11.2) Consent of independent auditors to be named in registration statement

      (14)   IRA plan/disclosure statement

     The following exhibits are filed herewith:

      (11.1) Consent of counsel to be named in registration statement

      (11.2) Consent of independent auditors to be named in registration statement

      (16.1) Schedules of performance computations as of March 31, 1998 for Thornburg Limited Term U.S. Government Fund (Class A, Class C and Class I shares); Thornburg Limited Term Income Fund
             (Class A, Class C and Class I shares); Thornburg Intermediate Municipal Fund (Class A, Class C and Class I shares); Thornburg New Mexico Intermediate Municipal Fund (Class A shares); and schedule of performance computations as of June 30, 1998 for Thornburg New York Intermediate Municipal Fund

      (16.2) Financial data schedule as of June 30, 1998 for Thornburg New
             York Intermediate Municipal Fund

Item 25.  Persons Controlled By or Under Common Control With Registrant.

          Not applicable.

Item 26.     Number of Record Holders of Securities (as of June 30, 1998).

          Title of Series (active series only)     No. of Holders
          ------------------------------------     --------------
          Thornburg Limited Term U.S. Government Fund
                                      Class A . . . . . . . 3,250
                                      Class C . . . . . . .   151
                                      Class I . . . . . . .    25
          Thornburg Limited Term Income Fund
                                      Class A . . . . . . . 1,013
                                      Class C . . . . . . .   306
                                      Class I . . . . . . .    61

          Thornburg Intermediate Municipal Fund
                                      Class A . . . . . . . 5,708
                                      Class C . . . . . . .   421
                                      Class I . . . . . . .    68
          Thornburg New Mexico Intermediate Municipal Fund
                                      Class A . . . . . . . 2,393
          Thornburg Florida Intermediate Municipal Fund
                                      Class A . . . . . . .   356
          Thornburg New York Intermediate Municipal Fund
                                      Class A . . . . . . .   708

          Thornburg Value Fund
                                      Class A . . . . . . . 5,243
                                      Class C . . . . . . . 1,865
          Thornburg Global Value Fund
                                      Class A . . . . . . .   171
                                      Class C . . . . . . .    35


Item 27.   Indemnification.

      (1) Please see Section 10.2 of the Agreement and Declaration of Trust filed as Exhibit 1. Section 10.2 generally provides that each of the Trust's officers and Trustees will be indemnified by the Trust against liability and expenses in connection with his having been a Trustee or officer unless it is determined that the individual is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or if the individual did not act in good faith in the reasonable belief that the action was in the Trust's best interest.

      (2)   Please see Section 7 of the Distribution Agreement filed as
Exhibit 6(a). Section 7 generally provides that the Trust will indemnify TSC, its officers and directors, and its controlling persons against liabilities and expenses incurred because of any alleged untrue statement of material fact contained in the Registration Statement, Prospectus or annual or interim reports to shareholders, or any alleged omission to state a material fact required to be stated therein, or necessary to make the statements therein, not misleading, except where (i) the untrue statement or omission arises from information furnished by TSC, or (ii) to the extent the prospective indemnitee is an officer, trustee or controlling person of the Trust, the indemnification is against public policy as expressed in the 1933 Act, or (iii) the liability or expense arises from TSC's willful misfeasance, bad faith, gross negligence, reckless performance of duties, or reckless disregard of its obligations and duties under the Distribution Agreement. Further, TSC agrees to indemnify the Trust, its officers and trustees, and its controlling persons in certain circumstances.

      (3) The directors and officers of TMC are insured, and it is intended that the Trustees and officers of the Trust will become insured, under a joint professional and directors and officers liability policy.
The described individuals are referred to as the "insureds." The policy covers amounts which the insureds become legally obligated to pay by reason of the act, error, omission, misstatement, misleading statement or neglect or breach of duty in the performance of their duties as directors, trustees and officers. In addition, the policy covers TMC, and is proposed to cover the Registrant, to the extent that they have legally indemnified the insureds for amounts incurred by the insureds as described in the preceding sentence. The coverage excludes amounts that the insureds become obligated to pay by reason of conduct which constitutes willful misfeasance, bad faith, gross negligence or reckless disregard of the insured's duties. The application of the foregoing provisions is limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policies expressed in such Act and that if a claim for indemnification against such liabilities other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Item 28.   Business and Other Connections of the Investment Adviser.   See
"MANAGEMENT" in the Statement of Additional Information.

Item 29.   Principal Underwriters.

     (a) The principal underwriter for the Registrant will be Thornburg Securities Corporation ("TSC"). TSC is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. TSC was formed for the purpose of distributing the shares of the Registrant's series and other registered investment companies sponsored by its affiliates, and does not currently engage in the general securities business.


     (b) The address of each of the directors and officers of TSC is 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501.

                              Positions and            Positions and
                              Offices                  Offices
Name                          with TSC                 with Registrant
----------------------        --------------           --------------------
H. Garrett Thornburg, Jr.     Director                 Trustee; President
Kenneth Ziesenheim            President                Vice President
Dawn B. Fischer               Secretary                Secretary and
                                                       Assistant Treasurer

     (c)  Not applicable.

Item 30.  Location  of Accounts and Records.

All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the offices of State Street Bank and Trust Company, at 470 Atlantic Avenue, Fifth Floor, Boston, Massachusetts 02210.

Item 31.  Management Services.

The Registrant and Thornburg Management Company, Inc. ("TMC") have agreed that TMC will perform for the Registrant certain telephone answering services previously performed by the Registrant's transfer agent, National Financial Data Services, Inc. ("NFDS"). These telephone services include answering telephone calls placed to the Registrant or its transfer agent by shareholders, securities dealers and others through the Registrant's toll free number, and responding to those telephone calls by answering questions, effecting certain shareholder transactions described in the Registrant's current prospectuses, and performing such other, similar functions as the Registrant may reasonably prescribe from time to time.
The Registrant will pay one dollar for each telephone call, which was the charge previously imposed by the Registrant's transfer agent for this service. The Registrant's transfer agent will no longer charge for this service. The Registrant understands that (i) the telephone answering service provided by TMC will be superior to that previously provided by the transfer agent because TMC will devote greater attention to training the telephone personnel, and those personnel will have immediate access to the Registrant's and TMC's management, (ii) the per-call charge imposed upon the Registrant for this service will be no greater than that charged by the Registrant's transfer agent, and (iii) TMC will not receive any profit from providing this service. The Registrant will reimburse TMC for a portion of the depreciation on certain telephone answering equipment purchased by TMC to render the described services. The Registrant paid $44,552.67, $73,536.38 and $20,906 to TMC under the described arrangements in each of the three most recent fiscal years ended September 30, 1995, 1996 and 1997.
 It is not believed that these arrangements constitute a management-related services agreement.

Item 32.  Undertakings.
          The Registrant undertakes, if requested to do so by the holders of at least 10% of its outstanding shares to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees, and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

                                SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Santa Fe, and State of New Mexico on the 31st day of August, 1998.


THORNBURG INVESTMENT TRUST
Registrant

By               *
     ------------------------------------
     H. Garrett Thornburg, Jr., President

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

                 *
------------------------------------------
H. Garrett Thornburg, Jr., Trustee,
President and principal executive officer

                 *
------------------------------------------
J. Burchenal Ault, Trustee

                 *
------------------------------------------
David A. Ater, Trustee

                 *
------------------------------------------
Forrest S. Smith, Trustee

                 *
------------------------------------------
James W. Weyhrauch, Trustee



* By:          /s/
     --------------------------------
      Charles W.N. Thompson, Jr.
      Attorney-In-Fact

                             INDEX TO EXHIBITS

Exhibit
Number    Exhibit
-------   -------

11.1      Consent of Counsel to be named in registration statement

11.2 Consent of independent auditors to be named in registration statement

16.1 Schedules of performance computations as of March 31, 1998 for Thornburg Limited Term U.S. Government Fund (Class A, Class C and Class I shares); Thornburg Limited Term Income Fund
          (Class A, Class C and Class I shares); Thornburg Intermediate Municipal Fund (Class A, Class C and Class I shares); Thornburg New Mexico Intermediate Municipal Fund (Class A shares); and schedule of performance computations as of June 30, 1998 for Thornburg New York Intermediate Municipal Fund

16.2 Financial data schedule as of June 30, 1998 for Thornburg New York Intermediate Municipal Fund

                               EXHIBIT 11.1


  WHITE                                     Attorneys and Counselors at Law
KOCH, KELLY                     William Booker Kelly  Julie A. Wittenberger
    &                          John F. McCarthy, Jr.
 McCARTHY                          Benjamin Phillips
A Professional Association       David F. Cunningham
                                  Albert V. Gonzales       Special Counsel
                                          Janet Clow         Paul L. Bloom
                                     Kevin V. Reilly
                         Charles W. N. Thompson, Jr.
                                    M. Karen Kilgore
                                    Sandra J. Brinck
                                       Aaron J. Wolf
                                       Mary E. Walta
                                     Rebecca Dempsey


                              September 2, 1998


Thornburg Investment Trust
Thornburg Management Company, Inc.
119 East Marcy Street, Suite 202
Santa Fe, New Mexico  87501

     Re:  Thornburg Investment Trust
     Registration Number Under the Securities Act of 1933: 33-14905 Registration Number Under the Investment Company Act of 1940: 811-5201


Ladies and Gentlemen:

     We hereby consent to the references made to this firm in the post-effective amendment no. 34 to the Registration Statement of Thornburg Investment Trust and the prospectus which is a part of that Registration Statement. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.



                               /s/ White, Koch, Kelly & McCarthy, P. A.

                                   WHITE, KOCH, KELLY & McCARTHY, P. A.


433 Paseo de Peralta      P.O. Box 787      Santa Fe, New Mexico 87504-0787
(505) 982-4374     Fax Nos. (505) 982-0350; 984-8631    e-mail: wkkm@nm.net

                               EXHIBIT 11.2


                          McGLADREY & PULLEN, LLP
               --------------------------------------------
               Certified Public Accountants and Consultants



                      CONSENT OF INDEPENDENT AUDITORS


     We hereby consent to the incorporation by reference of our reports dated October 24, 1997 on the financial statements of Thornburg Limited Term Income Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Intermediate Municipal Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund and Thornburg Value Fund, series of Thornburg Investment Trust, and our reports dated July 24, 1998 on the financial statements of the National Portfolio and California Portfolio of Thornburg Limited Term Municipal Fund, Inc. and the financial statements of Thornburg New York Intermediate Municipal Fund series of Thornburg Investment Trust, referred to therein in Post-Effective Amendment No. 34 to the Registration Statement of Thornburg Income Trust on Form N-1A, File No. 33-14905 and Post-Effective Amendment No. 29 to the Registration Statement of Thornburg Limited Term Municipal Fund, Inc. on Form N-1A, File No. 2-89526 as filed with the Securities and Exchange Commission.

     We also consent to the reference to our firm in the Prospectuses under the captions "Financial Highlights" and "Additional Information" and in the Statements of Additional Information under the caption "Independent Auditors."


                                                /s/ McGladrey & Pullen, LLP
                                                    McGLADREY & PULLEN, LLP


New York, New York
September 2, 1998

                               EXHIBIT 16.1
SCHEDULE OF PERFORMANCE COMPUTATION FORMULAS - A SHARES

THORNBURG LIMITED TERM U.S. GOVERNMENT FUND

Current seven days' annualized yield at 3/31/98  = 5.47%
                                        -------    -----
Dividends per share declared for the period:            0.013310515
Divided by 7 days                                                 7
Average daily dividend                                  0.001901502
Days in year                                                    365
Annualized dividend                                     0.694048282
Offering price per share on 3/31/98                          $12.68
                            -------
Current seven days' annualized yield                    0.054735669 or 5.47%

Current thirty days' annualized yield at 3/31/98 = 5.63%
                                         -------   -----
Dividends per share declared for the period:            0.058713166
Divided by 30 days                                               30
Average daily dividend                                  0.001957106
Days in year                                                    365
Annualized dividend                                     0.714343520
N.A.V. price per share on   3/31/98                          $12.68
                            -------
Current thirty days' annualized yield                    0.05633624 or 5.63%

Current one year effective yield         3/31/98 = 5.69%
(assuming reinvestment of dividends)               -----
Dividends per share declared for the period:             0.72176909
Offering price per share on  3/31/98                         $12.68
                             -------
Current one year effective yield                        0.056921853 or 5.69%

Standardized yield calculation -  Mar-98         = 5.62%
                                  ------           -----
Yield = 2[({[(a-b)/cd]+1}to the 6th power)-1]
Where:  a =   $751,306.97  net interest income attributable to outstanding share
        b =   $110,124.47  expenses accrued for the period net of reimbursements
        c = 10,915,869.02  average daily number of shares of beneficial interest outstanding during period
        d =        $12.68  maximum offering price per share of beneficial
                           interest on:  3/31/98

Total Return for the year ended* 3/31/98           = 5.34%
                                 -------             -----
   p(1+T)to the nth power = erv
        p =  $1,000.00
        n =       1
      erv =  $1,053.40
        T =       5.34%  Total Return

Average annual return for the period from inception* 11/16/87 - 3/31/98
                                                     ------------------
   p(1+A)to the nth power = erv                      3,788 days = 6.96%
        p =  $1,000.00
        n =      10.38  (Total days since inception/365 days)
      erv =  $2,010.31
        A =       6.96%  Average Annual Return

* Assumes 2.50% sales load at inception

SCHEDULE OF PERFORMANCE COMPUTATION FORMULAS - C SHARES

THORNBURG LIMITED TERM U.S. GOVERNMENT FUND
Current seven days' annualized yield at 3/31/98  = 3.86%
                                        -------    -----
Dividends per share declared for the period:            0.009144870
Divided by 7 days                                                 7
Average daily dividend                                   0.00130641
Days in year                                                    365
Annualized dividend                                      0.47683965
Offering price per share on 3/31/98                          $12.36
                            -------
Current seven days' annualized yield                     0.03857926 or 3.86%

Current thirty days' annualized yield at 3/31/98 = 5.35%
                                         -------   -----
Dividends per share declared for the period:            0.054325357
Divided by 30 days                                               30
Average daily dividend                                  0.001810845
Days in year                                                    365
Annualized dividend                                     0.660958510
N.A.V. price per share on   3/31/98                          $12.36
                            -------
Current thirty days' annualized yield                   0.053475608 or 5.35%

Current one year effective yield                 = 5.43%
(assuming reinvestment of dividends)               -----
Dividends per share declared for the period:            0.671513790
Offering price per share on  3/31/98                         $12.36
                            --------
Current one year effective yield                        0.054329595 or 5.43%

Standardized yield calculation -  Mar-98         = 5.28%
                                  ------           -----
Yield = 2[({[(a-b)/cd]+1}to the 6th power)-1]
Where:  a =    $24,439.81  net interest income attributable to outstanding share
        b =     $5,245.23  expenses accrued for the period net of reimbursements
        c =    355,090.23  average daily number of shares of beneficial interest outstanding during period
        d =        $12.36  maximum offering price per share of beneficial
                           interest on:  3/31/98

Total Return for the year ended  3/31/98           = 7.56%
                                 -------             -----
   p(1+T)to the nth power = erv
        p =  $1,000.00
        n =       1
      erv =  $1,075.60
        T =       7.56%  Total Return

Average annual return for the period from inception   8/31/94 - 3/31/98
                                                      -----------------
   p(1+A)to the nth power = erv                       1,308 days = 6.28%
        p =  $1,000.00
        n =       3.58  (Total days since inception/365 days)
      erv =  $1,243.92
        A =       6.28%  Average Annual Return

SCHEDULE OF PERFORMANCE COMPUTATION FORMULAS - I SHARES

THORNBURG LIMITED TERM U.S. GOVERNMENT FUND
Current seven days' annualized yield at 3/31/98  = 5.95%
                                        -------    -----
Dividends per share declared for the period:            0.014159436
Divided by 7 days                                                 7
Average daily dividend                                  0.002022777
Days in year                                                    365
Annualized dividend                                     0.738313449
Offering price per share on 3/31/98                          $12.41
                            -------
Current seven days' annualized yield                    0.059493429 or 5.95%

Current thirty days' annualized yield at 3/31/98 = 6.13%
                                         -------   -----
Dividends per share declared for the period:            0.062476241
Divided by 30 days                                               30
Average daily dividend                                  0.002082541
Days in year                                                    365
Annualized dividend                                     0.760127599
N.A.V. price per share on   3/31/98                          $12.41
                            -------
Current thirty days' annualized yield                   0.061251217 or 6.13%

Current one year effective yield                 = 6.18%
(assuming reinvestment of dividends)               -----
Dividends per share declared for the period:            0.766871930
Offering price per share on  3/31/98                         $12.41
                             -------
Current one year effective yield                        0.061794676 or 6.18%

Standardized yield calculation -  Mar-98         = 6.15%
                                  ---------        -----
Yield = 2[({[(a-b)/cd]+1}to the 6th power)-1]
Where:  a =    $31,339.03  net interest income attributable to outstanding share
        b =     $2,869.19  expenses accrued for the period net of reimbursements
        c =    455,330.20  average daily number of shares of beneficial interest outstanding during period
        d =        $12.41  maximum offering price per share of beneficial
                           interest on:  3/31/98

Total Return for the period ended    3/31/98           = 8.43%
                                     -------             -----
   p(1+T)to the nth power = erv
        p =  $1,000.00
        n =       1
      erv =  $1,084.30
        T =       8.43%  Total Return

Average annual return for the period from inception   7/05/96 - 3/31/98
                                                      -----------------
   p(1+A)to the nth power = erv                        635 days = 7.68%
        p =  $1,000.00
        n =       1.74  (Total days since inception/365 days)
      erv =  $1,137.38
        A =       7.68%  Average Annual Return

SCHEDULE OF PERFORMANCE COMPUTATION FORMULAS - A SHARES

THORNBURG LIMITED TERM INCOME FUND

Current seven days' annualized yield at 3/31/98  = 5.49%
                                        -------    -----
Dividends per share declared for the period:            0.013341044
Divided by 7 days                                                 7
Average daily dividend                                  0.001905863
Days in year                                                    365
Annualized dividend                                     0.695640151
Offering price per share on 3/31/98                          $12.66
                            -------
Current seven days' annualized yield                    0.054947879 or 5.49%

Current thirty days' annualized yield at 3/31/98 = 5.72%
                                         -------   -----
Dividends per share declared for the period:            0.059548499
Divided by 30 days                                               30
Average daily dividend                                   0.00198495
Days in year                                                    365
Annualized dividend                                     0.724506738
N.A.V. price per share on   3/31/98                          $12.66
                            -------
Current thirty days' annualized yield                    0.05722802 or 5.83%

Current one year effective yield         3/31/98 = 5.83%
(assuming reinvestment of dividends)               -----
Dividends per share declared for the period:             0.73865030
Offering price per share on  3/31/98                         $12.66
                             -------
Current one year effective yield                        0.058345205 or 5.83%

Standardized yield calculation -  Mar-98         = 5.36%
                                 -------           -----
Yield = 2[({[(a-b)/cd]+1}to the 6th power)-1]
Where:  a =   $184,090.19  net interest income attributable to outstanding share
        b =    $32,005.04  expenses accrued for the period net of reimbursements
        c =  2,718,625.56  average daily number of shares of beneficial interest outstanding during period
        d =        $12.66  maximum offering price per share of beneficial
                           interest on:  3/31/98

Total Return for the year ended* 3/31/98           = 5.13%
                                 -------             -----
   p(1+T)to the nth power = erv
        p =  $1,000.00
        n =       1
      erv =  $1,051.30
        T =       5.13%  Total Return

Average annual return for the period from inception* 10/01/92 - 3/31/98
                                                     ------------------
   p(1+A)to the nth power = erv                      2,007 days = 6.06%
        p =  $1,000.00
        n =       5.50  (Total days since inception/365 days)
      erv =  $1,381.97
        A =       6.06%  Average Annual Return

* Assumes 2.50% sales load at inception

SCHEDULE OF PERFORMANCE COMPUTATION FORMULAS - C SHARES

THORNBURG LIMITED TERM INCOME FUND
Current seven days' annualized yield at 3/31/98  = 5.22%
                                        -------    -----
Dividends per share declared for the period:            0.012352423
Divided by 7 days                                                 7
Average daily dividend                                  0.001764632
Days in year                                                    365
Annualized dividend                                     0.644090628
Offering price per share on 3/31/98                          $12.34
                            -------
Current seven days' annualized yield                    0.052195351 or 5.22%

Current thirty days' annualized yield at 3/31/98 = 5.44%
                                         -------   -----
Dividends per share declared for the period:            0.055184161
Divided by 30 days                                               30
Average daily dividend                                  0.001839472
Days in year                                                    365
Annualized dividend                                     0.671407292
N.A.V. price per share on   3/31/98                          $12.34
                            -------
Current thirty days' annualized yield                   0.054409019 or 5.44%

Current one year effective yield         3/31/98 = 5.57%
(assuming reinvestment of dividends)               -----
Dividends per share declared for the period:             0.68773300
Offering price per share on  3/31/98                         $12.34
                            --------
Current one year effective yield                         0.05573201 or 5.57%

Standardized yield calculation -  Mar-98         = 5.09%
                                  ------           -----
Yield = 2[({[(a-b)/cd]+1}to the 6th power)-1]
Where:  a =    $35,821.00  net interest income attributable to outstanding share
        b =     $8,456.89  expenses accrued for the period net of reimbursements
        c =    529,000.93  average daily number of shares of beneficial interest outstanding during period
        d =        $12.34  maximum offering price per share of beneficial
                           interest on: 3/31/98

Total Return for the year ended  3/31/98           = 7.48%
                                 -------             -----
   p(1+T)to the nth power = erv
        p =  $1,000.00
        n =       1
      erv =  $1,074.80
        T =       7.48%  Total Return

Average annual return for the period from inception   8/31/94 - 3/31/98
                                                      -----------------
   p(1+A)to the nth power = erv                       1,308 days = 6.96%
        p =  $1,000.00
        n =       3.58  (Total days since inception/365 days)
      erv =  $1,272.67
        A =       6.96%  Average Annual Return

SCHEDULE OF PERFORMANCE COMPUTATION FORMULAS - I SHARES

THORNBURG LIMITED TERM INCOME FUND
Current seven days' annualized yield at 3/31/98  = 5.95%
                                        -------    -----
Dividends per share declared for the period:            0.014058924
Divided by 7 days                                                 7
Average daily dividend                                  0.002008418
Days in year                                                    365
Annualized dividend                                     0.733072466
Offering price per share on 3/31/98                          $12.32
                            -------
Current seven days' annualized yield                    0.059502635 or 5.95%

Current thirty days' annualized yield at 3/31/98 = 6.19%
                                         -------   -----
Dividends per share declared for the period:            0.062718200
Divided by 30 days                                               30
Average daily dividend                                  0.002090607
Days in year                                                    365
Annualized dividend                                     0.763071433
N.A.V. price per share on   3/31/98                          $12.32
                            -------
Current thirty days' annualized yield                   0.061937616 or 6.19%

Current one year effective yield                 = 6.30%
(assuming reinvestment of dividends)               -----
Dividends per share declared for the period:             0.77652668
Offering price per share on  3/31/98                         $12.32
                            --------
Current one year effective yield                        0.063029763 or 6.30%

Standardized yield calculation -  Mar-98         = 5.82%
                                  ------           -----
Yield = 2[({[(a-b)/cd]+1}to the 6th power)-1]
Where:  a =    $30,732.63  net interest income attributable to outstanding share
        b =     $3,899.12  expenses accrued for the period net of reimbursements
        c =    453,856.47  average daily number of shares of beneficial interest outstanding during period
        d =        $12.32  maximum offering price per share of beneficial
                           interest on: 3/31/98

Total Return for the year ended  3/31/98           = 8.16%
                                 -------             -----
   p(1+T)to the nth power = erv
        p =  $1,000.00
        n =       1
      erv =  $1,081.60
        T =       8.16%  Total Return

Average annual return for the period from inception   7/05/96 - 3/31/98
                                                      -----------------
   p(1+A)to the nth power = erv                        635 days = 8.60%
        p =  $1,000.00
        n =       1.74  (Total days since inception/365 days)
      erv =  $1,154.34
        A =       8.60%  Average Annual Return

SCHEDULE OF PERFORMANCE COMPUTATION FORMULAS - A SHARES
THORNBURG INTERMEDIATE MUNICIPAL FUNDS
Current seven days' annualized yield at 3/31/98  = 4.63%
                                        -------    -----
Dividends per share declared for the period:            0.012480838
Divided by 7 days                                                 7
Average daily dividend                                  0.001782977
Days in year                                                    365
Annualized dividend                                     0.650786553
Offering price per share on 3/31/98                          $14.05
                            -------
Current seven days' annualized yield                    0.046319328 or 4.63%

Current thirty days' annualized yield at 3/31/98 = 4.53%
                                         -------   -----
Dividends per share declared for the period:            0.052293881
Divided by 30 days                                               30
Average daily dividend                                  0.001743129
Days in year                                                    365
Annualized dividend                                     0.636242219
Offering price per share on 3/31/98                          $14.05
                            -------
Current thirty days' annualized yield                   0.045284144 or 4.53%

Current one year effective yield         3/31/98 = 4.58%
(assuming reinvestment of dividends)               -----
Dividends per share declared for the period:            0.644163270
Offering price per share on 3/31/98                          $14.05
                            -------
Current one year effective yield                         0.04584792 or 4.58%

Standardized yield calculation -  Mar-98         = 3.88%
                                 ---------         -----
Yield = 2[({[(a-b)/cd]+1}to the 6th power)-1]
Where: a =  $1,386,623.22  net interest income attributable to outstanding share
       b =     280,420.83  expenses accrued for the period net of reimbursements
       c = 24,520,149.859  average daily number of shares of beneficial interest outstanding during period
       d =        $14.05   maximum offering price per share of beneficial
                            interest on: 3/31/98

Total Return for the year ended* 3/31/98           = 4.20%
                                 -------             -----
   p(1+T)to the nth power = erv
        p =  $1,000.00
        n =       1
      erv =  $1,042.00
        T =       4.20%  Total Return

Average annual return for the period from inception*  7/23/91 - 3/31/98
                                                      -----------------
   p(1+A)to the nth power = erv                       2,443 days = 6.83%
        p =  $1,000.00
        n =       6.69  (Total days since inception/365 days)
      erv =  $1,556.14
        A =       6.83%  Average Annual Return

* Assumes 3.50% sales load at inception

SCHEDULE OF PERFORMANCE COMPUTATION FORMULAS - C SHARES
THORNBURG INTERMEDIATE MUNICIPAL FUNDS
Current seven days' annualized yield at 3/31/98  = 4.40%
                                        -------    -----
Dividends per share declared for the period:            0.011463068
Divided by 7 days                                                 7
Average daily dividend                                  0.001637581
Days in year                                                    365
Annualized dividend                                     0.597717117
N.A.V. price per share on   3/31/98                          $13.57
                            -------
Current seven days' annualized yield                     0.04404695 or 4.40%

Current thirty days' annualized yield at 3/31/98 = 4.28%
                                         -------   -----
Dividends per share declared for the period:            0.047684278
Divided by 30 days                                               30
Average daily dividend                                  0.001589476
Days in year                                                    365
Annualized dividend                                     0.580158716
N.A.V. price per share on   3/31/98                          $13.57
                            -------
Current thirty days' annualized yield                   0.042753037 or 4.28%

Current one year effective yield         3/31/98 = 4.36%
(assuming reinvestment of dividends)               -----
Dividends per share declared for the period:             0.59097367
N.A.V. price per share on   3/31/98                          $13.57
                            -------
Current one year effective yield                         0.04355013 or 4.36%

Standardized yield calculation -  Mar-98         = 3.60%
                                 ---------         -----
Yield = 2[({[(a-b)/cd]+1}to the 6th power)-1]
Where:  a =    $64,464.86  net interest income attributable to outstanding share
        b =    $18,385.64  expenses accrued for the period net of reimbursements
        c =  1,139,955.01  average daily number of shares of beneficial interest outstanding during period
        d =        $13.57  maximum offering price per share of beneficial
                           interest on:  3/31/98

Total Return for the year ended 03/31/98           = 7.49%
                                 -------             -----
   p(1+T)to the nth power = erv
        p =  $1,000.00
        n =       1
      erv =  $1,074.90
        T =       7.49%  Total Return

Average annual return for the period from inception   8/31/94  -  3/31/98
                                                      -------------------
   p(1+A)to the nth power = erv                       1,308 days = 6.17%
        p =  $1,000.00
        n =       3.58  (Total days since inception/365 days)
      erv =  $1,239.31
        A =       6.17%  Average Annual Return

SCHEDULE OF PERFORMANCE COMPUTATION FORMULAS - I SHARES
THORNBURG INTERMEDIATE MUNICIPAL FUNDS
Current seven days' annualized yield at 3/31/98  = 5.10%
                                        -------    -----
Dividends per share declared for the period:            0.013254347
Divided by 7 days                                                 7
Average daily dividend                                  0.001893478
Days in year                                                    365
Annualized dividend                                     0.691119522
N.A.V. price per share on   3/31/98                          $13.54
                            -------
Current seven days' annualized yield                    0.051042801 or 5.10%

Current thirty days' annualized yield at 3/31/98 = 5.01%
                                         -------   -----
Dividends per share declared for the period:           0.055713641
Divided by 30 days                                              30
Average daily dividend                                 0.001857121
Days in year                                                   365
Annualized dividend                                    0.677849299
N.A.V. price per share on   3/31/98                         $13.54
                            -------
Current thirty days' annualized yield                  0.050062725 or 5.01%

Current one year effective yield                 = 5.06%
(assuming reinvestment of dividends)               -----
Dividends per share declared for the period:           0.684686320
N.A.V. price per share on   3/31/98                         $13.54
                            -------
Current one year effective yield                       0.050567675 or 5.06%

Standardized yield calculation -  Mar-98         = 4.35%
                                  ------           -----
Yield = 2[({[(a-b)/cd]+1}to the 6th power)-1]
Where:  a =    $77,892.21  net interest income attributable to outstanding share
        b =    $10,919.57  expenses accrued for the period net of reimbursements
        c =  1,377,395.51  average daily number of shares of beneficial interest outstanding during period
        d =        $13.54  maximum offering price per share of beneficial
                           interest on:  3/31/98

Total Return for the year ended  3/31/98           = 8.34%
                                 -------             -----
   p(1+T)to the nth power = erv
        p =  $1,000.00
        n =       1
      erv =  $1,083.40
        T =       8.34%  Total Return

Average annual return for the period from inception   7/04/96 - 3/31/98
                                                      -----------------
   p(1+A)to the nth power = erv                        635 days = 7.85%
        p =  $1,000.00
        n =       1.74  (Total days since inception/365 days)
      erv =  $1,140.51
        A =       7.85%  Average Annual Return

SCHEDULE OF PERFORMANCE COMPUTATION FORMULAS - A SHARES
THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND
Current seven days' annualized yield at 3/31/98  = 0.37%
                                        -------    -----
Dividends per share declared for the period:            0.012072330
Divided by 7 days                                                 7
Average daily dividend                                  0.001724619
Days in year                                                    365
Annualized dividend                                     0.051800366
Offering price per share on 3/31/98                          $13.82
                            -------
Current seven days' annualized yield                    0.003748218 or 0.37%

Current thirty days' annualized yield at 3/31/98 = 4.45%
                                         -------   -----
Dividends per share declared for the period:            0.050502852
Divided by 30 days                                               30
Average daily dividend                                  0.001683428
Days in year                                                    365
Annualized dividend                                     0.614451366
N.A.V. price per share on   3/31/98                          $13.82
                            -------
Current thirty days' annualized yield                   0.044461025 or 4.45%

Current one year effective yield         3/31/98 = 4.52%
(assuming reinvestment of dividends)               -----
Dividends per share declared for the period:             0.62419447
Offering price per share on  3/31/98                         $13.82
                            --------
Current one year effective yield                        0.045166025 or 4.52%

Standardized yield calculation -  Mar-98         = 3.76%
                                 -------           -----
Yield = 2[({[(a-b)/cd]+1}to the 6th power)-1]
Where:  a =    $628,412.10 net interest income attributable to outstanding share
        b =    $130,418.37 expenses accrued for the period net of reimbursements
        c =  11,579,823.24 average daily number of shares of beneficial interest outstanding during period
        d =        $13.82  maximum offering price per share of beneficial
                           interest on: 3/31/98

Total Return for the year ended* 3/31/98           = 3.41%
                                 -------             -----
   p(1+T)to the nth power = erv
        p =  $1,000.00
        n =       1
      erv =  $1,034.10
        T =       3.41%  Total Return

Average annual return for the period from inception*  6/21/91 - 3/31/98
                                                      -----------------
   p(1+A)to the nth power = erv                       2,475 days = 6.17%
        p =  $1,000.00
        n =       6.78  (Total days since inception/365 days)
      erv =  $1,500.77
        A =       6.17%  Average Annual Return

* Assumes 3.50% sales load at inception

SCHEDULE OF PERFORMANCE COMPUTATION FORMULAS - A SHARES
THORNBURG FLORIDA INTERMEDIATE MUNICIPAL FUND
Current seven days' annualized yield at 3/31/98  = 4.26%
                                        -------    -----
Dividends per share declared for the period:            0.010345228
Divided by 7 days                                                 7
Average daily dividend                                   0.00147789
Days in year                                                    365
Annualized dividend                                     0.539429746
Offering price per share on 3/31/98                          $12.66
                            -------
Current seven days' annualized yield                    0.042608985 or 4.26%

Current thirty days' annualized yield at 3/31/98 = 4.41%
                                         -------   -----
Dividends per share declared for the period:            0.045836310
Divided by 30 days                                               30
Average daily dividend                                  0.001527877
Days in year                                                    365
Annualized dividend                                     0.557675105
N.A.V. price per share on   3/31/98                          $12.66
                            -------
Current thirty days' annualized yield                   0.044050166 or 4.41%

Current one year effective yield         3/31/98 = 4.43%
(assuming reinvestment of dividends)               -----
Dividends per share declared for the period: Annualized 0.561451510
Offering price per share on  3/31/98                         $12.66
                             -------
Current one year effective yield                        0.044348461 or 4.43%

Standardized yield calculation -  Mar-98         = 4.19%
                                  ------           -----
Yield = 2[({[(a-b)/cd]+1}to the 6th power)-1]
Where:  a =   $119,237.35  net interest income attributable to outstanding share
        b =    $22,690.57  expenses accrued for the period net of reimbursements
        c =  2,202,835.20  average daily number of shares of beneficial interest outstanding during period
        d =        $12.66  maximum offering price per share of beneficial
                           interest on:  3/31/98

Total Return for the year ended* 3/31/98           = 3.94%
                                 -------             -----
   p(1+T)to the nth power = erv
        p =  $1,000.00
        n =       1
      erv =  $1,039.40
        T =       3.94%  Total Return

Average annual return for the period from inception*  1/31/94 - 3/31/98
                                                      -----------------
   p(1+A)to the nth power = erv                        1,520 days = 4.50%
        p =  $1,000.00
        n =       4.16  (Total days since inception/365 days)
      erv =  $1,201.18
        A =       4.50%  Average Annual Return

* Assumes 3.50% sales load at inception

SCHEDULE OF PERFORMANCE COMPUTATION FORMULAS - A SHARES
THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND
Current seven days' annualized yield at 6/30/98  = 3.40%
                                        -------    -----
Dividends per share declared for the period:             0.00859041
Divided by 7 days                                                 7
Average daily dividend                                  0.001227201
Days in year                                                    365
Annualized dividend                                     0.447928521
Offering price per share on 6/30/98                          $13.17
                            -------
Current seven days' annualized yield                    0.034011277 or 3.40%

Current thirty days' annualized yield at 6/30/98 = 4.92%
                                         -------   -----
Dividends per share declared for the period:            0.053211353
Divided by 30 days                                               30
Average daily dividend                                  0.001773712
Days in year                                                    365
Annualized dividend                                     0.647404795
N.A.V. price per share on   6/30/98                          $13.17
                            -------
Current thirty days' annualized yield                   0.049157539 or 4.92%

Current one year effective yield         6/30/98 = 5.30%
(assuming reinvestment of dividends)               -----
Dividends per share declared for the period: Annualized 0.697609619
Offering price per share on  6/30/98         0.571466510     $13.17
                             -------
Current one year effective yield                        0.052969599 or 5.30%

Standardized yield calculation -  Jun-98         = 3.84%
                                  ------           -----
Yield = 2[({[(a-b)/cd]+1}to the 6th power)-1]
Where:  a =    $99,419.28  net interest income attributable to outstanding share
        b =    $15,705.28  expenses accrued for the period net of reimbursements
        c =  2,002,675.73  average daily number of shares of beneficial interest outstanding during period
        d =        $13.17  maximum offering price per share of beneficial
                           interest on:  6/30/98

Total Return for the year ended* 6/30/98           = 0.00%
                                 -------             -----
   p(1+T)to the nth power = erv
        p =  $1,000.00
        n =       1
      erv =  $1,000.00
        T =       0.00%  Total Return

Average annual return for the period from inception*  9/04/97 - 6/30/98
                                                      -----------------
   p(1+A)to the nth power = erv                          299 days = 2.32%
        p =  $1,000.00
        n =       0.82  (Total days since inception/365 days)
      erv =  $1,018.97
        A =       2.32%  Average Annual Return

* Assumes 3.50% sales load at inception

                               EXHIBIT 16.2


[ARTICLE] 6
[CIK] 0000816153
[NAME] THORNBURG INVESTMENT TRUST
[SERIES]
   [NUMBER] 1
   [NAME] THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND (A)

[PERIOD-TYPE]                   10-MOS
[FISCAL-YEAR-END]                          JUN-30-1998
[PERIOD-END]                               JUN-30-1998
[INVESTMENTS-AT-COST]                       22,906,859
[INVESTMENTS-AT-VALUE]                      24,997,928
[RECEIVABLES]                                  460,703
[ASSETS-OTHER]                                  79,500
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                              25,538,131
[PAYABLE-FOR-SECURITIES]                             0
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                       65,874
[TOTAL-LIABILITIES]                             65,874
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                    23,342,205
[SHARES-COMMON-STOCK]                        2,004,888
[SHARES-COMMON-PRIOR]                                0
[ACCUMULATED-NII-CURRENT]                            0
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                         38,983
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                     2,091,069
[NET-ASSETS]                                25,472,257
[DIVIDEND-INCOME]                                    0
[INTEREST-INCOME]                            1,259,384
[OTHER-INCOME]                                       0
[EXPENSES-NET]                               (170,747)
[NET-INVESTMENT-INCOME]                      1,088,637
[REALIZED-GAINS-CURRENT]                        38,983
[APPREC-INCREASE-CURRENT]                      404,926
[NET-CHANGE-FROM-OPS]                        1,532,546
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                  (1,088,637)
[DISTRIBUTIONS-OF-GAINS]                             0
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                      2,465,921
[NUMBER-OF-SHARES-REDEEMED]                  (507,512)
[SHARES-REINVESTED]                             46,479
[NET-CHANGE-IN-ASSETS]                      25,472,257
[ACCUMULATED-NII-PRIOR]                              0
[ACCUMULATED-GAINS-PRIOR]                            0
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                          109,060
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                259,974
[AVERAGE-NET-ASSETS]                        26,617,548
[PER-SHARE-NAV-BEGIN]                            12.50
[PER-SHARE-NII]                                    .52
[PER-SHARE-GAIN-APPREC]                            .21
[PER-SHARE-DIVIDEND]                             (.52)
[PER-SHARE-DISTRIBUTIONS]                            0
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                              12.71
[EXPENSE-RATIO]                                    .78
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0